Exhibit 10.61

EXECUTION VERSION

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 3, 2016 (this “Amendment”), is entered into by Laureate Education, Inc., a Delaware public benefit corporation (the “Parent Borrower”), Iniciativas Culturales de España S.L., a Spanish limited liability company (the “Foreign Subsidiary Borrower”, together with the Parent Borrower, the “Borrowers”), Citibank, N.A. as successor Administrative Agent and Collateral Agent (in such capacities, the “Administrative Agent” and “Collateral Agent,” respectively), the other parties hereto and certain financial institutions listed on the signature pages hereto.

RECITALS

WHEREAS, reference is hereby made to the Amended and Restated Credit Agreement, dated as of June 16, 2011, by and among the Parent Borrower, the Foreign Subsidiary Borrower, the lending institutions party thereto from time to time and Citibank, N.A., as successor Administrative Agent and Collateral Agent (as it has been amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement;

WHEREAS, pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrowers;

WHEREAS, the Borrowers, the Administrative Agent and the Lenders party hereto desire to amend the Credit Agreement as set forth herein, subject to the satisfaction of certain conditions precedent to effectiveness referred to in Section 4 hereof.

WHEREAS, Citigroup Global Markets Inc. and JPMorgan Chase Bank, N.A. are the lead arrangers of this Amendment (in such capacity, the “Lead Arrangers”);

WHEREAS, the Borrowers have requested that the Existing Term Lenders (as defined below) extend the maturity date of the outstanding Term Loans (the “Existing Term Loans”) by converting such Term Loans into Series 2021 Extended Term Loans (as defined below), upon the terms and subject to the conditions set forth in this Amendment;

WHEREAS, this Amendment constitutes a Term Loan Extension Request;

WHEREAS, the Administrative Agent and the Extending Series 2021 Term Lenders (as defined below) have agreed, upon the terms and subject to the conditions set forth herein, to convert the Existing Term Loans that are held by the Extending Series 2021 Term Lenders into term loans having an extended maturity date (the “Series 2021 Extended Term Loans”), and as permitted by Section 2.15(a) of the Credit Agreement, the Credit Agreement will be amended as set forth herein to effect the Series 2021 Extended Term Loans;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

SECTION 1.  Extension of Series 2021 Extended Term Loans.

(a)                                 Each Lender that holds an Existing Term Loan (an “Existing Term Lender”) and executes and delivers a Lender Addendum (attached as Exhibit A hereto) specifically electing to extend its Existing Term Loans as Series 2021 Extended Term Loans (each such Lender, an “Extending Series 2021 Term Lender”) (i) extends its Existing Term Loans as Series 2021 Extended Term Loans effective on the Fifth Amendment Effective Date in a principal amount equal to the outstanding principal amount of such Extending Series 2021 Term Lender’s Existing Term Loans (the “Extension Amount”) and agrees that its Existing Term Loans shall be converted to Series 2021 Extended Term Loans in the applicable Extension Amount pursuant to Section 2.15 of the Credit Agreement, (ii) agrees to the terms of this Amendment (including, for the avoidance of doubt, the amendments set forth in Section 2 of this Amendment) and (iii) agrees, effective upon the Fifth Amendment Effective Date, to all provisions of the Credit Agreement, as amended hereby, and to be a party to the Credit Agreement, as amended hereby, as a Lender and an Extending Series 2021 Term Lender (referred to as a “Series 2021 Extended Term Lender” in Exhibit C attached hereto).  For the avoidance of doubt, each such Existing Term Lender that is also a Revolving Credit Lender under the Credit Agreement and executes and delivers such Lender Addendum hereby agrees to the terms of this Amendment (including, for the avoidance of doubt, the amendments set forth in Section 2 of this Amendment) in its capacity as a Revolving Credit Lender to this Amendment.

(b)                                 For purposes hereof, an Existing Term Lender may become a party to the Credit Agreement as amended hereby as an Extending Series 2021 Term Lender as of the Fifth Amendment Effective Date by executing and delivering to the Administrative Agent, on or prior to 5:00 PM, New York City time, on May 31, 2016 (or such later time as the Administrative Agent may agree in its sole discretion) (the “Extension Deadline”), a Lender Addendum in its capacity as an Extending Series 2021 Term Lender.  The Parent Borrower shall give notice to the Administrative Agent of the proposed Fifth Amendment Effective Date not later than two (2) Business Day prior thereto, and the Administrative Agent shall notify each Existing Term Lender thereof, and, effective as of the Fifth Amendment Effective Date, such notice by the Parent Borrower shall constitute notice of the Effective Date Prepayment (as defined below) under Section 5.1 of the Credit Agreement, which notice shall be deemed sufficient and effective advance notice notwithstanding any notice requirements of Section 5.1; provided further that the Parent Borrower hereby specifies that the Effective Date Prepayment shall apply pro rata to the principal amount of the Series 2021 Extended Term Loans held by Extending Series 2021 Term Lenders and not to any other Class of Loans.

(c)                                  Each Existing Term Lender that, on or prior to the Extension Deadline, executes and delivers a Lender Addendum, without electing to extend its Existing Term Loans as Series 2021 Extended Term Loans, solely in the

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capacity as an Existing Term Lender shall be deemed to have agreed to this Amendment, but will not be deemed by virtue of such execution and delivery to have undertaken any commitment to convert or extend any of its Existing Term Loans.

(d)                                 Each Existing Term Lender that does not execute and deliver to the Administrative Agent, on or prior to the Extension Deadline, a Lender Addendum in its capacity as an Extending Series 2021 Term Lender shall be deemed not to have accepted this Term Loan Extension Request and shall be a Non-Consenting Term Lender (as defined below).  The Existing Term Loans of each Existing Term Lender that is not an Extending Series 2021 Term Lender (each such Lender, a “Non-Consenting Term Lender”) shall remain outstanding as Existing Term Loans.

(e)                                  The Series 2021 Extended Term Loans may from time to time be ABR Loans or LIBOR Loans, as determined by the Parent Borrower and notified to the Administrative Agent as contemplated by Section 2.1(a) of the Credit Agreement.

(f)                                   Each Extending Series 2021 Term Lender shall be deemed to have hereby irrevocably consented to the RCF Amendment (as hereinafter defined) including any one or more of the terms set forth on Exhibit B attached hereto and agrees to execute and deliver such further documents and agreements as may be requested by any of the Borrowers or the Agents to evidence such consents.

(g)                                  Provided the Required Lenders have granted their consent to this Amendment, the Parent Borrower shall have the right (unless such Non-Consenting Lender becomes an Extending Series 2021 Term Loan Lender) to replace a Non-Consenting Lender by requiring such Non-Consenting Lender to assign its Existing Term Loans, and its Term Loan Commitments, to one or more assignees reasonably acceptable to the Administrative Agent; provided that (i) all Obligations (other than principal and interest) of the Parent Borrower owing to the Non-Consenting Lender being replaced shall be paid in full to the Non-Consenting Lender concurrently with such assignment and (ii) the replacement Lender shall purchase the forgoing by paying to such Non-Consenting Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon.  The assignee of such Non-Consenting Lender shall be deemed to have agreed (x) to extend its Existing Term Loans as Series 2021 Extended Term Loans effective on the Fifth Amendment Effective Date and that its Existing Term Loans so acquired shall be converted to Series 2021 Extended Term Loans in the applicable Extension Amount, (y) to the terms of this Amendment (including, for the avoidance of doubt, the amendments set forth in Section 2 of this Amendment) and (z) to all provisions of the Credit Agreement, as amended hereby, and to be a party to the Credit Agreement, as amended hereby, as a Lender and an Extending Series 2021 Term Lender (referred to as a “Series 2021 Extended Term Lender” in Exhibit C attached hereto).  The Borrowers and the Lenders party hereto waive, and authorize the Administrative Agent to waive, (i)

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compliance with any requirement relating to the entering into of an Assignment and Acceptance pursuant to Section 14.6 of the Credit Agreement with respect to any Non-Consenting Lender to this Amendment and any replacement Lender as contemplated in this Section 2(g) and (ii) authorize and instruct the Administrative Agent to process and accept any such assignment according to the foregoing.

(h)                                 The requirement of Section 5.1(c) of the Credit Agreement that the Parent Borrower or the Foreign Subsidiary Borrower provide the applicable Extension Request at least five (5) Business Days prior to the date on which Lenders under the applicable Existing Class or Existing Classes are requested to respond is hereby waived with respect to the Existing Term Lenders and the Extending Series 2021 Term Lenders in connection with the conversion and extension contemplated in this Amendment.

(i)                                     The Existing Term Lenders that are prepaid, continued or extended in connection with the making of the Series 2021 Extended Term Loans shall not be entitled to any breakage costs or any other benefits of Section 2.11 of the Credit Agreement with respect thereto.

SECTION 2.  Amendments to the Credit Agreement. On the Fifth Amendment Effective Date (as defined in Section 5), the following amendments shall be made to the Credit Agreement:

(a)  The Credit Agreement shall be amended hereby as of the Fifth Amendment Effective Date in accordance with Exhibit C hereto: (i) by deleting each term thereof which is lined out and (ii) by inserting each term thereof which is double underlined, in each case in the place where such term appears therein.

(b)  Each amendment of the Credit Agreement set forth in this Section 2 is subject to the satisfaction of the conditions set forth in Section 5 of this Amendment.

SECTION 3.  Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, the Borrowers represent and warrant to each of the Lenders party hereto and the Administrative Agent that, as of the date hereof:

(a)  After giving effect to this Amendment, the representations and warranties set forth in Section 8 of the Credit Agreement are true and correct in all material respects on and as of the date hereof to the same extent as if made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date (including, without limitation, the Restatement Effective Date), in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that to the extent any such representation and warranty is already qualified by

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materiality or Material Adverse Effect, such representation and warranty shall be true and correct in all respects.

(b)  Each Borrower has the requisite power and authority to execute and deliver this Amendment and to perform its obligations under this Amendment and each other Credit Document, to which it is a party, as amended hereby.  The execution and delivery of this Amendment and the performance by each Borrower of this Amendment and each other Credit Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of each such Borrower. The execution and delivery of this Amendment and the performance of the Credit Agreement by each Borrower do not and will not (i) require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority, where the failure to obtain such registration, consent or approval or give such notice, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect and (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Borrower (other than Liens created under the Credit Documents) pursuant to, the terms of any Contractual Requirement;

(c)  This Amendment has been duly executed and delivered by each Borrower that is a party hereto and this Amendment is the legally valid and binding obligation of each such Borrower, enforceable against such Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(d)  No Default or Event of Default has occurred and is continuing; and

(e)  There has been no Material Adverse Effect since December 31, 2015.

SECTION 4.  Amendment Effectiveness.  The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent set forth in this Section 4 (the date on which such conditions are satisfied (or waived by the Administrative Agent) is referred to herein as the “Effective Date”):

(a)                                 the Administrative Agent (or its counsel) shall have received from (i) each Borrower, (ii) the Required Lenders and (iii) the Required Term Loan Lenders a duly executed and delivered counterpart of this Amendment signed by each such party;

(b)                                 the Administrative Agent (or its counsel) shall have received the executed legal opinion letter of DLA Piper LLP (US), as counsel to the Parent Borrower, with respect to the Parent Borrower, dated as of the Effective Date;

(c)                                  the Administrative Agent (or its counsel) shall have received a

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duly executed and delivered customary secretary’s certificate, in form and substance reasonably satisfactory to the Administrative Agent, with appropriate attachments regarding corporate records and evidence of authority for the Parent Borrower;

(d)                                 the Administrative Agent (or its counsel) shall have received a duly executed and delivered solvency certificate, in form and substance reasonably satisfactory to the Administrative Agent, for the Parent Borrower and its Restricted Subsidiaries on a consolidated basis, from the chief financial officer of the Parent Borrower;

(e)                                  the Lead Arrangers will have received at least 5 days prior to the Effective Date all documentation and other information (to the extent such documentation and other information has been requested, and the Borrowers have been afforded, a reasonable amount of time prior to such date) required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act;

(f)                                   no Default or Event of Default under any of the Credit Documents exist, as of the Effective Date; and

(g)                                  the Administrative Agent shall have received all amounts due and payable, solely with respect to reasonable fees, charges and disbursements of counsel, to the Administrative Agent and the Lead Arrangers on or prior to the Effective Date pursuant to the Credit Documents, required to be reimbursed or paid by the Borrowers hereunder or under any other Credit Document with respect to this Amendment for which invoices have been provided prior to the Effective Date.

SECTION 5.  Conditions to Credit Agreement Amendments.  The effectiveness of the amendments to the Credit Agreement set forth in Section 2 shall be subject to the satisfaction of the following conditions precedent set forth in this Section 5, unless waived by the Administrative Agent (provided that the conditions set forth in clauses (a), (c) and (e) may not be waived without the consent of the Parent Borrower):

(a)                                 the Extending Series 2021 Term Loan Lenders shall have committed to extend and convert Existing Terms Loans in an aggregate principal amount of not less than 70% (or such lower percentage as may be agreed by the Parent Borrower) of the aggregate principal amount of the Existing Term Loans immediately prior to the effectiveness of this Amendment (which condition may not be waived without the consent of the Parent Borrower);

(b)                                 the Administrative Agent shall have received all amounts due and payable to the Administrative Agent and the Lead Arrangers on or prior to the Fifth Amendment Effective Date pursuant to the Credit Documents, including, to the extent invoiced prior to the date hereof, reimbursement of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel)

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required to be reimbursed or paid by the Borrowers hereunder or under any other Credit Document with respect to this Amendment;

(c)                                  the closing of both (i) the sale of the Glion and Les Roches Hospitality Management Schools and (ii) the sale of the ownership interest in LIUF (collectively, the “Announced Sale Transactions”) shall have occurred, the Parent Borrower shall have received the net cash proceeds from both of the Announced Sale Transactions and at least one (1) Business Day (or such longer period of time as may be required to transfer such net cash proceeds to the Parent Borrower in the United States) shall have lapsed since the Parent Borrower has received such net cash proceeds;

(d)                                 the Administrative Agent shall have received the voluntary prepayment of the Extended Series 2021 Term Loans in the amount of $300,000,000 (the “Effective Date Prepayment”) on the Fifth Amendment Effective Date without any such prepayment or portion thereof applied to the Existing Term Loans that did not convert to Extended Series 2021 Term Loans;

(e)                                  Revolving Credit Lenders (“Extending Revolving Credit Lenders”) holding Revolving Credit Commitments in an aggregate principal amount satisfactory to the Borrowers shall have agreed, in an amendment to the Credit Agreement (the “RCF Amendment”), with respect to their respective Revolving Credit Commitments and their Revolving Credit Loans thereunder, to extend the Series 2016 Revolving Credit Maturity Date (which is currently March 8, 2018) to a date on or after March 8, 2019 that is satisfactory to the Extending Revolving Credit Lenders, the Parent Borrower, the Administrative Agent and the Arrangers (the “Extended Revolving Credit Maturity Date”), which RCF Amendment may include other amendments or provisions satisfactory to the Extending Revolving Credit Lenders, Parent Borrower, the Administrative Agent and the Arrangers, and, if applicable, the Required Lenders shall have consented to the RCF Amendment; and

(f)                                   no Default or Event of Default under any of the Credit Documents exist, as of the Fifth Amendment Effective Date.

The date on which the conditions set forth in this Section 5 have been satisfied (or waived as provided above) is referred to herein as the “Fifth Amendment Effective Date”.

SECTION 6.  Effect of Amendment.  Except as expressly provided in this Amendment, nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.  On and after the Fifth Amendment Effective Date, this Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

SECTION 7.  Consent.  Each Lender that delivers an executed counterpart of this

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Amendment or Lender Addendum hereby consents to this Amendment.  By delivery of an executed counterpart of this Amendment, the Administrative Agent and each Borrower consents to this Amendment.

SECTION 8.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 9.  Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 10.  Submission to Jurisdiction; WAIVER OF JURY TRIAL.     Section 14.13 of the Credit Agreement is hereby incorporated by reference herein. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 11.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

LAUREATE EDUCATION, INC., as Parent Borrower

By:	/s/ Robert W. Zentz
Name:	Robert W. Zentz
Title:	Senior Vice President, Secretary and General Counsel

INICIATIVAS CULTURALES DE ESPANA S.L., as Foreign Subsidiary Borrower

By:	/s/ Robert W. Zentz
Name:	Robert W. Zentz
Title:

By:	/s/ Conrado Briceño
Name:	Conrado Briceño
Title:	CFO Laureate

CITIBANK, N.A.,
As Administrative Agent and Collateral Agent

By:	/s/ Caesar Wyszomirski
Name:	Caesar Wyszomirski
Title:	Director

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  ORION ALloan

Executing as an Extending Series 2021 Term Lender

By:	/s/ Stephen Sylvester
Name: Stephen Sylvester
Title: Senior Credit Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Dreyfus/Laurel Funds Trust - Dreyfus High Yield Fund

By: Alcentra NY, LLC, as investment advisor

Executing as an Extending Series 2021 Term Lender

By:	/s/ Stephen Sylvester
Name: Stephen Sylvester
Title: Senior Credit Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: AllianceBernstein Global High Income Fund

BY: AllianceBernstein L.P.

Executing as an Extending Series 2021 Term Lender

By	/s/ Janegail Orringer
Name: Janegail Orringer
Title: Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: AllianceBernstein High Income Fund

BY: AllianceBernstein L.P.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Janegail Orringer
Name: Janegail Orringer
Title: Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: AESI (Holdings) II, L.P.

By: AES Advisors II, L.P.,

its general partner

By: AES Advisors II GP, LLC,

its general partner

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: ALM V, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: ALM VI, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

ALM VII, Ltd., as a Lender
BY: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Vice President

By:
Name:
Title:

ALM VII (R)-2, Ltd., as a Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Vice President

By:
Name:
Title:

ALM VII (R), Ltd., as a Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Vice President

By:
Name:
Title:

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: ALM VIII, Ltd.

BY: Apollo Credit Management (CLO), LLC, as Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: ALM X, LTD.

BY: Apollo Credit Management (CLO), LLC, as its collateral manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: ALM XI, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: ALM XII, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: ALM XIV, LTD.

BY: Apollo Credit Management (CLO), LLC, as its collateral manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: ALM XVI, LTD.

by Apollo Credit Management (CLO), LLC,

as its collateral manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Apollo Centre Street Partnership, L.P.

By: Apollo Centre Street Advisors (APO DC), L.P.,

Its general partner

By: Apollo Centre Street Advisors (APO DC-GP), LLC,

Its general partner

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Apollo Credit Funding III Ltd.

By: Apollo ST Fund Management LLC, its investment manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Apollo Credit Funding IV Ltd.

By Apollo ST Fund Management, LLC, as its collateral manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Apollo Credit Funding V Ltd.

By Apollo ST Fund Management LLC, as its collateral manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Apollo Credit Funding VI Ltd.

By: Apollo ST Fund Management LLC, as its collateral manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Apollo Franklin Partnership, L.P.

By: Apollo Franklin Advisors (APO DC), L.P., its General Partner

By: Apollo Franklin Advisors (APO DC-GP), LLC, its General Partner

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Apollo Hercules Partners, LP

By: Apollo Hercules Advisors, L.P., its General Partner

By: Apollo Hercules Advisors GP, LLC, its General Partner

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Apollo Lincoln Fixed Income Fund, L.P.

BY: Apollo Lincoln Fixed Income Management, LLC, its investment manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Apollo Moultrie Credit Fund, L.P.

By: Apollo Moultrie Credit Fund Management, LLC its investment manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Apollo Senior Floating Rate Fund Inc.

BY: Account 631203

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Apollo Tactical Income Fund Inc

BY: Account 361722

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Apollo Tactical Value SPN Investments, L.P.

By: Apollo Tactical Value SPN Advisors (APO DC), L.P., its General Partner

By: Apollo Tactical Value SPN Capital Management (APO DC-GP), LLC, its General Partner

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Apollo Union Street Partners, L.P.

By: Apollo Union Street Advisors, L.P., its General Partner

By: Apollo Union Street Capital Management, LLC, its General Partner

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Apollo Zeus Strategic Investments, L.P.

By: Apollo Zeus Strategic Advisors, L.P., its general partner

By: Apollo Zeus Strategic Advisors, LLC, its general partner

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: CORNERSTONE CLO LTD.

BY: Apollo Debt Advisors LLC,

as its Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: EUR INVESTMENTS LOAN FUNDING LLC

By: Citibank, N.A.,

Executing as an Extending Series 2021 Term Lender

By:	/s/ Paul Plank
Name: Paul Plank
Title: Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Gulf Stream - Sextant CLO 2007-1, Ltd., as a Lender
BY: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

By:
Name:
Title:

Gulf Stream - Compass CLO 2007, Ltd., as a Lender
BY: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

By:
Name:
Title:

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: PPF Nominee 2 B.V.

By: Apollo Credit Management (Senior Loans), LLC, its Investment Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Rampart CLO 2007 Ltd.

BY: Apollo Debt Advisors LLC

as its Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Stone Tower CLO V Ltd., as a Lender BY: Apollo Debt Advisors LLC,
As its Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

By:
Name:
Title:

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: STONE TOWER CLO VI LTD.

BY: Apollo Debt Advisors LLC,

as its Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: STONE TOWER CLO VII LTD.

BY: Apollo Debt Advisors LLC,

as its Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Archview ERISA Master Fund Ltd.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Aaron M. Rosen
Name: Aaron M. Rosen
Title: Principal

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Archview Fund LP

Executing as an Extending Series 2021 Term Lender

By:	/s/ Aaron M. Rosen
Name: Aaron M. Rosen
Title: Principal

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Archview Master Fund Ltd.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Aaron M. Rosen
Name: Aaron M. Rosen
Title: Principal

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Ramius Archview Credit and Distressed Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Aaron M. Rosen
Name: Aaron M. Rosen
Title: Principal

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: American Century Capital Portfolios, Inc. - AC Alternatives Income Fund

By: Bain Capital Credit, LP as Subadvisor

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Aon Hewitt Group Trust - High Yield Plus Bond Fund

By: Bain Capital Credit, LP, as Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: AVAW Loans Sankaty z.H. Internationale Kapitalanlagegesellschaft mbH

By: Bain Capital Credit, LP, as Fund Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Avery Point II CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Avery Point III CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Avery Point IV CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Avery Point V CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Avery Point VI CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Avery Point VII CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Blue Cross of California

By: Bain Capital Credit,LP, as Investment Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Catholic Health Initiatives Master Trust

By: Bain Capital Credit, LP, as Investment Adviser and Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Cavalry CLO III, Ltd.

By: Bain Capital Credit, LP, as Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: CHI Operating Investment Program L.P.

By: Bain Capital Credit, LP, as Investment Adviser and Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Community Insurance Company

By: Bain Capital Credit, LP, as Investment Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: FirstEnergy System Master Retirement Trust

By: Bain Capital Credit, LP, as Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Future Fund Board of Guardians

By: Bain Capital Credit, LP, as Investment Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Google Inc.

By: Bain Capital Credit, LP, as Investment Adviser and Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Kaiser Foundation Hospitals

By: Bain Capital Credit, LP, as Investment Adviser and Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Kaiser Permanente Group Trust

By: Bain Capital Credit, LP, as Investment Adviser and Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Los Angeles County Employees Retirement Association

By: Bain Capital Credit, LP, as Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Qantas Superannuation Plan

By: Bain Capital Credit, LP, as Investment Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Race Point IX CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Race Point V CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Race Point VI CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Race Point VII CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Race Point VIII CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: San Francisco City and County Employees’ Retirement System

By: Bain Capital Credit, LP, as Investment Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Sankaty High Income Partnership, L.P.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Sankaty Managed Account (PSERS), L.P

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Sankaty Managed Account (FSS), L.P.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Sankaty Managed Account (TCCC), L.P.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Sankaty Rio Grande FMC, L.P.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Sankaty Senior Loan Fund, L.P.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Sankaty Senior Loan Fund Public Limited Company

By: Bain Capital Credit, LP, as Investment Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Sankaty Senior Loan Fund (SRI), L.P.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Sears Holdings Pension Trust

By: Bain Capital Credit, LP, as Investment Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Sunsuper Pooled  Superannuation Trust

By: Bain Capital Credit, LP, as Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Suzuka INKA

By: Bain Capital Credit, LP, as Fund Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: RBS Pension Trustee Limited as Trustee to The Royal Bank of Scotland Group Pension Fund

By: Bain Capital Credit, LP, as Investment Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Bank of America, N.A.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jonathan M. Barnes
Name: Jonathan M. Barnes
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

BANK OF MONTREAL, as a Lender

By:	/s/ Pam Wicker
Name:	Pam Wicker
Title:	Director

BARCLAYS BANK PLC, as a Lender

By:	/s/ Robert Chen
Name:	Robert Chen
Title:	Managing Director

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: ADVANCED SERIES TRUST - AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO

BY: BlackRock Financial Management, Inc., its Sub-Advisor

Executing as an Extending Series 2021 Term Lender

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: BlackRock Core Bond Trust

By: BlackRock Advisors, LLC, its Investment Advisor

Executing as an Extending Series 2021 Term Lender

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: BlackRock Corporate High Yield Fund Inc.

BY: BlackRock Advisors, LLC, its Investment Advisor

Executing as an Extending Series 2021 Term Lender

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: BlackRock Funds II, BlackRock High Yield Bond Portfolio

By: BlackRock Advisors, LLC, its Investment Advisor

Executing as an Extending Series 2021 Term Lender

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: BlackRock High Yield Portfolio of the BlackRock Series Fund, Inc.

By: BlackRock Advisors, LLC, its Investment Advisor

Executing as an Extending Series 2021 Term Lender

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: BlackRock High Yield V.I. Fund of BlackRock Variable Series Funds, Inc.

By: BlackRock Advisors, LLC, its investment advisor

Executing as an Extending Series 2021 Term Lender

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: BlackRock Multi-Sector Income Trust

By: BlackRock Advisors, LLC, as Investment Advisor

Executing as an Extending Series 2021 Term Lender

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: California State Teachers’ Retirement System

BY: BlackRock Financial Management, Inc., its Investment Advisor

Executing as an Extending Series 2021 Term Lender

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Employees’ Retirement Fund of the City of Dallas

BY: BlackRock Financial Management, Inc., its Investment Advisor

Executing as an Extending Series 2021 Term Lender

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Global High Yield Bond Fund, a series of DSBI - Global Investment Trust

BY: BlackRock Financial Management, Inc., its Investment Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: MET Investors Series Trust - BlackRock High Yield Portfolio

BY: BlackRock Financial Management, Inc., its Investment Advisor

Executing as an Extending Series 2021 Term Lender

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Metropolitan Life Insurance Company

By: BlackRock Financial Management, Inc. as investment manager to Metropolitan Life Insurance

Company on behalf of its Separate Account No. 479

Executing as an Extending Series 2021 Term Lender

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Navy Exchange Service Command Retirement Trust

BY: BlackRock Financial Management, Inc., its Investment Advisor

Executing as an Extending Series 2021 Term Lender

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: PPL Services Corporation Master Trust

BY: BlackRock Financial Management Inc., its Investment Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: The PNC Financial Services Group, Inc. Pension Plan

BY: BlackRock Financial Management, Inc., its Investment Advisor

Executing as an Extending Series 2021 Term Lender

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Bluemountain CLO 2013-3 Ltd.

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.

ITS COLLATERAL MANAGER

Executing as an Extending Series 2021 Term Lender

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: BlueMountain CLO 2012-2 Ltd

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC,

Its Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Bluemountain CLO 2013-2 LTD.

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.

ITS COLLATERAL MANAGER

Executing as an Extending Series 2021 Term Lender

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Bluemountain CLO 2013-1 LTD.

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.

ITS COLLATERAL MANAGER

Executing as an Extending Series 2021 Term Lender

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Bluemountain CLO 2013-4 Ltd.

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.

ITS COLLATERAL MANAGER

Executing as an Extending Series 2021 Term Lender

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: BlueMountain CLO 2015-1 Ltd

BlueMountain Capital Management, its Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: BlueMountain CLO 2015-2, Ltd.

By: BlueMountain Capital Management, LLC

Executing as an Extending Series 2021 Term Lender

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: BlueMountain CLO 2015-3 Ltd

Executing as an Extending Series 2021 Term Lender

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: CITIBANK NA — SECONDARY TRADING LEVERAGE 8 ALT

Executing as an Extending Series 2021 Term Lender

By:	/s/ Brian S. Broyles
Name: Brian S. Broyles
Title: Attorney-In-Fact

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Continental Casualty Company

Executing as an Extending Series 2021 Term Lender

By:	/s/ Edward J. Lavin
Name: Edward J. Lavin
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

CREDIT SUSSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Bill O’Daly
Name:	Bill O’Daly
Title:	Authorized Signatory

By:	/s/ Kelly Heimrich
Name:	Kelly Heimrich
Title:	Authorized Signatory

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Credit Suisse Loan Funding LLC

Executing as an Extending Series 2021 Term Lender

By:	/s/ Michael Wotanowski
Name: Michael Wotanowski
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: KP Fixed Income Fund

By: Credit Suisse Asset Management LLC as sub-advisor for Callan Associates, Inc., the Advisor for the KP Funds, the Trust for KP Fixed Income Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Eaton Vance CLO 2013-1 LTD

By: Eaton Vance Management as Portfolio Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Eaton Vance CLO 2014-1 LTD

By: Eaton Vance Management as Portfolio Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Google Inc.

By: Eaton Vance Management as Investment Advisor

Executing as an Extending Series 2021 Term Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: MET Investors Series Trust — Met/Eaton Vance Floating Rate Portfolio

By: Eaton Vance Management as Investment Sub-Advisor

Executing as an Extending Series 2021 Term Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Boston Income Portfolio

Executing as an Extending Series 2021 Term Lender

By:	/s/ Michael W. Weilheimer
Name: Michael W. Weilheimer
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Short Duration High Income Portfolio

Executing as an Extending Series 2021 Term Lender

By:	/s/ Michael W. Weilheimer
Name: Michael W. Weilheimer
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Lime Street CLO, Ltd., as a Lender

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Advanced Series Trust- AST FI Pyramis Quantitative Portfolio

By: FIAM LLC as Investment Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ David Censorio
Name: David Censorio
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Fidelity Advisor Series I: Fidelity Advisory Floating Rate High Income Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Assistant Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Ballyrock CLO 2013-1 Limited

By: Ballyrock Investment Advisors LLC, as Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Ballyrock CLO 2014-1 Limited

By: Ballyrock Investment Advisors LLC, as Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Ballyrock CLO 2015-1 Limited

By: Ballyrock Investment Advisors LLC, as Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Fidelity Advisor Series I: Fidelity Advisor High Income Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Assistant Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Fidelity Canadian Asset Allocation Fund

for Fidelity Investments Canada ULC as Trustee of Fidelity Canadian Asset Allocation Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Assistant Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Fidelity Canadian Balanced Fund

for Fidelity Investments Canada ULC as Trustee of Fidelity Canadian Balanced Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Assistant Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  FIAM Floating Rate High Income Comingled Pool

By: Fidelity Institutional Asset Management Trust Company as Trustee

Executing as an Extending Series 2021 Term Lender

By:	/s/ David Censorio
Name: David Censorio
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  FIAM High Yield Bond Commingled Pool

By: Fidelity Institutional Asset Management Trust Company as Trustee

Executing as an Extending Series 2021 Term Lender

By:	/s/ David Censorio
Name: David Censorio
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  FIAM Leveraged Loan, LP

By: FIAM LLC as Investment Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ David Censorio
Name: David Censorio
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Fidelity American High Yield Fund

for Fidelity Investments Canada ULC as Trustee of Fidelity American High Yield Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Assistant Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Assistant Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Fidelity Central Investment Portfolios LLC: Fidelity High Income Central Fund 1

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Assistant Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Fidelity Floating Rate High Income Fund

for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Assistant Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Fidelity Floating Rate High Income Investment Trust

for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Investment Trust

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Assistant Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Fidelity Funds SICAV / Fidelity Funds — US High Yield

By: Fidelity Management & Research Company, as sub-advisor

Executing as an Extending Series 2021 Term Lender

By:	/s/ Stacie M. Smith
Name: Stacie M. Smith
Title: Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Fidelity Global Bond Series — US Dollar Monthly Income

By: Fidelity Management & Research Company, as sub-advisor

Executing as an Extending Series 2021 Term Lender

By:	/s/ Stacie M. Smith
Name: Stacie M. Smith
Title: Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Fidelity Income Fund: Fidelity Total Bond Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Assistant Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Fidelity Puritan Trust: Fidelity Puritan Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Assistant Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Fidelity Qualifying Investor Funds Plc

By: FIAM LLC as Sub Advisor

Executing as an Extending Series 2021 Term Lender

By:	/s/ David Censorio
Name: David Censorio
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Fidelity Advisor Multi Asset Income Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Assistant Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Assistant Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Fidelity Summer Street Trust: Fidelity Short Duration High Income Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Assistant Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Fidelity Summer Street Trust: Fidelity Series High Income Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Assistant Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Fidelity Tactical High Income Fund, for Fidelity Investments Canada ULC as Trustee of Fidelity Tactical High Income Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Assistant Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Fidelity Central Investment Portfolios LLC:  Fidelity High Income Central Fund 2

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Assistant Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Japan Trustee Services Bank, Ltd. Re: Fidelity Strategic High Yield Bond Income Open Mother Fund

By: Fidelity Management & Research Company as Investment Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Stacie M. Smith
Name: Stacie M. Smith
Title: Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Japan Trustee Services Bank, Ltd. Re: Fidelity Strategic Income Fund (Mother) by: Fidelity Management & Research Company as Investment Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Stacie M. Smith
Name: Stacie M. Smith
Title: Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  MY-PGA US High Yield Fund

By: FIAM LLC as Investment Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ David Censorio
Name: David Censorio
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Fidelity Advisor Series I: Fidelity Advisor High Income Advantage Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Assistant Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Pension Reserves Investment Trust Fund, as assignor

By: Fidelity Institutional Asset Management Trust Company as Investment Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Daniel Campbell
Name: Daniel Campbell
Title: Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Fidelity Summer Street Trust: Fidelity High Income Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Assistant Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Master Trust Bank Of Japan Ltd. Re: Fidelity Us High Yield

Executing as an Extending Series 2021 Term Lender

By:	/s/ Stacie M. Smith
Name: Stacie M. Smith
Title: Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Variable Insurance Products Fund: High Income Portfolio

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Assistant Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By:	/s/ Charles D. Johnston
Name: Charles D. Johnston
Title: Authorized Signatory

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  GOLDMAN SACHS LENDING PARTNERS LLC

Executing as an Extending Series 2021 Term Lender

By:	/s/ Kapil Jain
Name: Kapil Jain
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Arch Investment Holdings IV LTD

Executing as an Extending Series 2021 Term Lender

By:	/s/ Serge Adam
Name: Serge Adam
Title: Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Highbridge Principal Strategies Credit Opportunities Master Fund, L.P.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Serge Adam
Name: Serge Adam
Title: Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  HPS Institutional Credit Fund Subsidiary, L.P.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Serge Adam
Name: Serge Adam
Title: Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Watford Asset Trust I

Executing as an Extending Series 2021 Term Lender

By:	/s/ Serge Adam
Name: Serge Adam
Title: Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  ZALICO VL Series Account - 2

Executing as an Extending Series 2021 Term Lender

By:	/s/ Serge Adam
Name: Serge Adam
Title: Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Zurich American Insurance Company

Executing as an Extending Series 2021 Term Lender

By:	/s/ Serge Adam
Name: Serge Adam
Title: Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

KKR CAPITAL MARKETS LLC, as a Lender

By:	/s/ W. Cade Thompson
Name: W. Cade Thompson
Title: Authorized Signatory

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: HRS Investment Holdings LLC

Executing as an Extending Series 2021 Term Lender

By:	/s/ Steve Kaseta
Name: Steve Kaseta
Title: CIO

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

ICE I: EM CLO LIMITED, as a Lender
By: ICE CANYON LLC, its Collateral Manager

By:	/s/ John Plaga
Name: John Plaga
Title: Authorized Signatory

Signature Page to Fifth Amendment

ICE GLOBAL CREDIT CLO LIMITED, as a Lender
By: ICE CANYON LLC, its Collateral Manager

By:	/s/ John Plaga
Name: John Plaga
Title: Authorized Signatory

Signature Page to Fifth Amendment

ICE 3: GLOBAL CREDIT CLO LIMITED, as a Lender
By: ICE CANYON LLC, its Collateral Manager

By:	/s/ John Plaga
Name: John Plaga
Title: Authorized Signatory

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: ICE Global Credit (DCAM) Master Fund Limited

ICE CANYON LLC, its Investment Advisor

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: ICE ORYX MASTER FUND LIMITED

ICE CANYON LLC, its Portfolio Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: JPMORGAN CHASE RETIREMENT PLAN

By: ICE CANYON LLC, as Investment Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: PowerShares Senior Loan Portfolio

BY: Invesco Senior Secured Management, Inc. as Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Tina Ruyter
Name: Tina Ruyther
Title: Executive Director

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: BCBSM, Inc.

BY: KKR Its Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: HMO Minnesota

BY: KKR Its Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  KKR FINANCIAL CLO 2007-1, LTD.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  KKR Global Credit Opportunities Master Fund L.P.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Oregon Public Employees Retirement Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Tactical Value SPN-Global Credit Opportunities L.P.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Manulife Floating Rate Income Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jim Roth
Name: Jim Roth
Title: Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Manulife Floating Rate Senior Loan Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jim Roth
Name: Jim Roth
Title: Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Manulife Investments Trust - Floating Rate Income Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jim Roth
Name: Jim Roth
Title: Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Manulife U.S. Dollar Floating Rate Income Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jim Roth
Name: Jim Roth
Title: Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  BOWERY FUNDING ULC

Executing as an Extending Series 2021 Term Lender

By:	/s/ Mobasharul Islam
Name: Mobasharul Islam
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Marathon CLO IV Ltd.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  MARATHON CLO IX, LTD.

By: MARATHON ASSET MANAGEMENT, L.P.

as Portfolio Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  MARATHON CLO V Ltd.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  MARATHON CLO VI, Ltd.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  MARATHON CLO VII LTD.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Marathon CLO VIII Ltd.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Louis Hanover
Name: Louis Hanover
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Matlin Patterson Global Opportunities Master Fund L.P.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Sherry Gao
Name: Sherry Gao
Title: Chief Financial Officer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Venture IX CDO, Limited

By: its investment advisor, MJX Asset Management LLC

Executing as an Extending Series 2021 Term Lender

By:	/s/ John P. Calaba
Name: John P. Calaba
Title: Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Venture VII CDO Limited

By: its investment advisor, MJX Asset Management, LLC

Executing as an Extending Series 2021 Term Lender

By:	/s/ John P. Calaba
Name: John P. Calaba
Title: Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Venture VIII CDO, Limited

By: its investment advisor, MJX Asset Management, LLC

Executing as an Extending Series 2021 Term Lender

By:	/s/ John P. Calaba
Name: John P. Calaba
Title: Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Venture X CLO, Limited

By: its Investment Advisor, MJX Asset Management, LLC

Executing as an Extending Series 2021 Term Lender

By:	/s/ John P. Calaba
Name: John P. Calaba
Title: Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  VENTURE XI CLO, Limited

By: its investment advisor, MJX Asset Management LLC

Executing as an Extending Series 2021 Term Lender

By:	/s/ John P. Calaba
Name: John P. Calaba
Title: Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  VENTURE XII CLO, Limited

By: its investment advisor

MJX Asset Management LLC

Executing as an Extending Series 2021 Term Lender

By:	/s/ John P. Calaba
Name: John P. Calaba
Title: Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  VENTURE XIII CLO, Limited

By: its Investment Advisor

MJX Asset Management LLC

Executing as an Extending Series 2021 Term Lender

By:	/s/ John P. Calaba
Name: John P. Calaba
Title: Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Venture XIV CLO, Limited

By: its investment advisor

MJX Asset Management LLC

Executing as an Extending Series 2021 Term Lender

By:	/s/ John P. Calaba
Name: John P. Calaba
Title: Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Venture XIX CLO, Limited

By: its investment advisor

MJX Asset Management LLC

Executing as an Extending Series 2021 Term Lender

By:	/s/ John P. Calaba
Name: John P. Calaba
Title: Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Venture XV CLO Limited

By: its investment advisor

MJX Asset Management LLC

Executing as an Extending Series 2021 Term Lender

By:	/s/ John P. Calaba
Name: John P. Calaba
Title: Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Venture XVI CLO Limited

By: its investment advisor

MJX Asset Management LLC

Executing as an Extending Series 2021 Term Lender

By:	/s/ John P. Calaba
Name: John P. Calaba
Title: Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Venture XVII CLO Limited

By: its investment advisor,   MJX Asset Management LLC

Executing as an Extending Series 2021 Term Lender

By:	/s/ John P. Calaba
Name: John P. Calaba
Title: Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Venture XVIII CLO, Limited

By: its investment advisor

MJX Asset Management LLC

Executing as an Extending Series 2021 Term Lender

By:	/s/ John P. Calaba
Name: John P. Calaba
Title: Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Venture XXI CLO, Limited

By: its investment advisor

MJX Asset Management LLC

Executing as an Extending Series 2021 Term Lender

By:	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution:  Dunham Corporate/Government Bond Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Dunham Floating Rate Bond Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: SunAmerica Income Funds - SunAmerica Flexible Credit Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Virtus Balanced Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Virtus Bond Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Virtus Emerging Markets Debt Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Virtus Global Multi Sector Income Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Virtus Multi-Sector Intermediate Bond Fund f/k/a Virtus Multi Sector

Fixed Income Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Virtus Senior Floating Rate Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Virtus Strategic Income Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Virtus Tactical Allocation Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Virtus Total Return Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: VVIT: Virtus Multi-Sector Fixed Income Series

Executing as an Extending Series 2021 Term Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Nut Tree Master Fund, LP

By: its investment advisor, Nut Tree Capital Management, LP

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jed Nussbaum
Name: Jed Nussbaum
Title: Managing Partner

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Catlin RE Switzerland LTD

Executing as an Extending Series 2021 Term Lender

By:	/s/ Rachel Mitchell
Name: Rachel Mitchell
Title: Associate

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Catlin Underwriting Agencies LTD

Executing as an Extending Series 2021 Term Lender

By:	/s/ Rachel Mitchell
Name: Rachel Mitchell
Title: Associate

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Harbourview CLO VII, LTD

Executing as an Extending Series 2021 Term Lender

By:	/s/ Rachel Mitchell
Name: Rachel Mitchell
Title: Associate

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Oppenheimer Fundamental Alternatives Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Rachel Mitchell
Name: Rachel Mitchell
Title: Associate

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Oppenheimer Master Loan Fund, LLC

Executing as an Extending Series 2021 Term Lender

By:	/s/ Rachel Mitchell
Name: Rachel Mitchell
Title: Associate

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Oppenheimer Senior Floating Rate Plus Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Rachel Mitchell
Name: Rachel Mitchell
Title: Associate

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Oppenheimer Senior Floating Rate Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Rachel Mitchell
Name: Rachel Mitchell
Title: Associate

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

OZ Institutional Income Master Fund, Ltd.

By: Och-Ziff Loan Management LP, its investment manager

By: Och-Ziff Loan Management LLC, its general partner

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

OZ Special Master Fund, Ltd.

By: OZ Management LP, its investment manager

By: Och-Ziff Holding Corporation, its general partner

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

OZLM Funding II, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager

By: Och-Ziff Loan Management LLC, its general partner

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

OZLM Funding III, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager

By: Och-Ziff Loan Management LLC, its general partner

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

OZLM Funding IV, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager

By: Och-Ziff Loan Management LLC, its general partner

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

OZLM Funding, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager

By: Och-Ziff Loan Management LLC, its general partner

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

OZLM Funding V, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager

By: Och-Ziff Loan Management LLC, its general partner

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

OZLM Funding IX, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager

By: Och-Ziff Loan Management LLC, its general partner

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

OZLM Funding VI, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager

By: Och-Ziff Loan Management LLC, its general partner

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

OZLM Funding, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager

By: Och-Ziff Loan Management LLC, its general partner

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

OZLM Funding V, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager

By: Och-Ziff Loan Management LLC, its general partner

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

OZLM IX, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager

By: Och-Ziff Loan Management LLC, its general partner

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

OZLM VI, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager

By: Och-Ziff Loan Management LLC, its general partner

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

OZLM VII, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager

By: Och-Ziff Loan Management LLC, its general partner

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

OZLM VIII, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager

By: Och-Ziff Loan Management LLC, its general partner

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

OZLM XI, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager

By: Och-Ziff Loan Management LLC, its general partner

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

OZLM XII, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager

By: Och-Ziff Loan Management LLC, its general partner

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

OZLM XIII, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager

By: Och-Ziff Loan Management LLC, its general partner

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

OZLM XIV, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager

By: Och-Ziff Loan Management LLC, its general partner

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Ascension Alpha Fund, LLC

By:  Pioneer Investment Management, Inc.

As its adviser

Executing as an Extending Series 2021 Term Lender

By:	/s/ Maggie Begley
Name: Maggie Begley
Title: Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Ascension Health Master Pension Trust

By:  Pioneer Investment Management, Inc.

As its adviser

Executing as an Extending Series 2021 Term Lender

By:	/s/ Maggie Begley
Name: Maggie Begley
Title: Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Met Investors Series Trust – Pioneer Strategic Income Portfolio

By:  Pioneer Investment Management, Inc.

As its adviser

Executing as an Extending Series 2021 Term Lender

By:	/s/ Maggie Begley
Name: Maggie Begley
Title: Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Multi Sector Value Bond Fund

By:  Pioneer Investment Management, Inc.

As its adviser

Executing as an Extending Series 2021 Term Lender

By:	/s/ Maggie Begley
Name: Maggie Begley
Title: Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: MWRD Retirement Fund

By:  Pioneer Investment Management, Inc.

As its adviser

Executing as an Extending Series 2021 Term Lender

By:	/s/ Maggie Begley
Name: Maggie Begley
Title: Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Pioneer Dynamic Credit Fund

By:  Pioneer Investment Management, Inc.

As its adviser

Executing as an Extending Series 2021 Term Lender

By:	/s/ Maggie Begley
Name: Maggie Begley
Title: Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Pioneer Floating Rate Fund

By:  Pioneer Investment Management, Inc.

As its adviser

Executing as an Extending Series 2021 Term Lender

By:	/s/ Maggie Begley
Name: Maggie Begley
Title: Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Pioneer Floating Rate Trust

By:  Pioneer Investment Management, Inc.

As its adviser

Executing as an Extending Series 2021 Term Lender

By:	/s/ Maggie Begley
Name: Maggie Begley
Title: Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Pioneer Institutional Multi-Sector Fixed Income Portfolio

By:  Pioneer Investment Management, Inc.

As its adviser

Executing as an Extending Series 2021 Term Lender

By:	/s/ Maggie Begley
Name: Maggie Begley
Title: Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Pioneer Institutional Solutions - Credit Opportunities

By:  Pioneer Investment Management, Inc.

As its adviser

Executing as an Extending Series 2021 Term Lender

By:	/s/ Maggie Begley
Name: Maggie Begley
Title: Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Pioneer Investments Diversified Loans Fund

By:  Pioneer Investment Management, Inc.

As its adviser

Executing as an Extending Series 2021 Term Lender

By:	/s/ Maggie Begley
Name: Maggie Begley
Title: Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Pioneer Multi-Sector Fixed Income Trust

By:  Pioneer Investment Management, Inc.

As its adviser

Executing as an Extending Series 2021 Term Lender

By:	/s/ Maggie Begley
Name: Maggie Begley
Title: Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Pioneer Solutions SICAV — Global Floating Rate Income

By:  Pioneer Investment Management, Inc.

As its adviser

Executing as an Extending Series 2021 Term Lender

By:	/s/ Maggie Begley
Name: Maggie Begley
Title: Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Pioneer Strategic Income Fund

By:  Pioneer Investment Management, Inc.

As its adviser

Executing as an Extending Series 2021 Term Lender

By:	/s/ Maggie Begley
Name: Maggie Begley
Title: Vice President and Associate General Counsel

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Rosedale CLO LTD.

By: Princeton Advisory Group, Inc. the Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Ashish Sood
Name: Ashish Sood
Title: Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Benefit Street Partners CLO I, Ltd.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Benefit Street Partners CLO II, Ltd.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Benefit Street Partners CLO III, Ltd.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Benefit Street Partners CLO IV, Ltd.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Benefit Street Partners CLO V, Ltd.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Benefit Street Partners CLO VI, Ltd.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Benefit Street Partners CLO VII, Ltd.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Benefit Street Partners CLO VIII, Ltd.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: SEI Institutional Managed Trust - High Yield Bond Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: U.S. High Yield Bond Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Dryden 30 Senior Loan Fund

By: PGIM, Inc., as Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Dryden 31 Senior Loan Fund

By: PGIM, Inc., as Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Dryden 33 Senior Loan Fund

By: PGIM, Inc., as Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Dryden 34 Senior Loan Fund

By: PGIM, Inc., as Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Dryden 36 Senior Loan Fund

By: PGIM, Inc., as Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Dryden 37 Senior Loan Fund

By: PGIM, Inc., as Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Dryden 38 Senior Loan Fund

By: PGIM, Inc., as Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Dryden 40 Senior Loan Fund

By: PGIM, Inc., as Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Dryden 41 Senior Loan Fund

By: PGIM, Inc., as Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Dryden 42 Senior Loan Fund

By: PGIM, Inc., as Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Dryden XVI – Leveraged Loan CDO 2006

By: PGIM, Inc., as Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Dryden XXII Senior Loan Fund

By: PGIM, Inc., as Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Dryden XXIII Senior Loan Fund, as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Dryden XXIV Senior Loan Fund

By: PGIM, Inc., as Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Dryden XXV Senior Loan Fund

By: PGIM, Inc., as Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Dryden XXVI Senior Loan Fund

By: PGIM, Inc., as Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Dryden XXVIII Senior Loan Fund

By: PGIM, Inc., as Collateral Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Pramerica Global Loan Opportunities Limited

By: PGIM, Inc., as Investment Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust

By: PGIM, Inc., as Investment Advisor

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Prudential Global Short Duration High Yield Fund, Inc.

By: PGIM, Inc., as Investment Advisor

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Prudential Investment Portfolios, Inc. 14 — Prudential Floating Rate Income Fund

By: PGIM, Inc., as Investment Advisor

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: R2 Investments, LDC

Executing as an Extending Series 2021 Term Lender

By: Amalgamated Gadget, L.P., as its Investment Manager

By: Scepter Holdings, Inc., its General Partner

By:	/s/ Noel Nesser
Name: Noel Nesser
Title: CAO & Treasurer

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Redwood Opportunity Master, Ltd.

Executing as an Extending Series 2021 Term Lender

By:	ILLEGIBLE
Name: Redwood Capital Management, LLC, its Investment Manager
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: NPB Manager Fund SPC — Segregated Portfolio 100

Executing as an Extending Series 2021 Term Lender

By:	/s/ Laura Roche
Name: Laura Roche
Title: COO/CFO of Roystone Capital Management LP, its sub-adviser

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Roystone Capital Master Fund Ltd.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Laura Roche
Name: Laura Roche
Title: COO/CFO of Roystone Capital Management LP, its investment manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: FIGUEROA CLO 2013-1, LTD

BY: TCW Asset Management Company as Investment Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

For any institution requiring a second signature line:

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: FIGUEROA CLO 2013-2, LTD

BY: TCW Asset Management Company as Investment Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

For any institution requiring a second signature line:

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Figueroa CLO 2014-1, Ltd.

BY: TCW Asset Management Company as Investment Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

For any institution requiring a second signature line:

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Metropolitan West Floating Rate Income Fund

BY: Metropolitan West Asset Management as Investment Manager

Executing as an Extending Series 2021 Term Lender

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

For any institution requiring a second signature line:

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Arlington County Employees’ Retirement System

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jason Brady
Name: Jason Brady
Title: CEO & PRESIDENT, Portfolio Manager

any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Delaware Public Employees’ Retirement System

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jason Brady
Name: Jason Brady
Title: CEO & PRESIDENT, Portfolio Manager

any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Thornburg Investment Income Builder Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jason Brady
Name: Jason Brady
Title: CEO & PRESIDENT, Portfolio Manager

any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Thornburg Strategic Income Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Jason Brady
Name: Jason Brady
Title: CEO & PRESIDENT, Portfolio Manager

any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: KIL Loan Funding, LLC

By: Citibank N.A.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Cynthia Gonzalvo
Name: Cynthia Gonzalvo
Title: Associate Director

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Wellfleet CLO 2015-1, Ltd.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Wellfleet CLO 2016-1, Ltd.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: 1199 SEIU Health Care Employees Pension Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Bill & Melinda Gates Foundation Trust

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: California State Teachers’ Retirement System

BY: Western Asset Management Company as Investment Manager and Agent

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Employees’ Retirement System of the State of Rhode Island

BY: Western Asset Management Company as Investment Manager and Agent

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: John Hancock Fund II Floating Rate Income Fund

BY: Western Asset Management Company as Investment Manager and Agent

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Employees’ Retirement System of the State of Hawaii

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Legg Mason Western Asset Senior Loans Fund

BY: Western Asset Management Company as Investment Manager and Agent

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: LMP Corporate Loan Fund, Inc.

BY: Western Asset Management Company as Investment Manager and Agent

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Mountain Hawk II CLO, LTD.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Mountain Hawk I CLO, LTD.

BY: Western Asset Management Company as Investment Manager and Agent

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Mountain Hawk III CLO, Ltd.

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: MT. WILSON CLO II, LTD.

BY: Western Asset Management Company as Investment Manager and Agent

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: MultiMix Wholesale Diversified Fixed Interest Trust

BY: Western Asset Management Company as Investment Manager and Agent

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Western Asset Bank Loan (Multi-Currency) Master Fund

BY: Western Asset Management Company as Investment Manager and Agent

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Western Asset Bank Loan (Offshore) Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Western Asset Funds, Inc. - Western Asset Core Plus Bond Portfolio

BY: Western Asset Management Company as Investment Manager and Agent

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Western Asset Floating Rate High Income Fund, LLC

BY: Western Asset Management Company as Investment Manager and Agent

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Western Asset Trichrome Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

Lender Addendum - Extending Series 2021 Term Lender

Name of Institution: Western Asset U.S. Bank Loan (Offshore) Fund

Executing as an Extending Series 2021 Term Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

For any institution requiring a second signature line:

By:
Name:
Title:

☒ CHECK HERE TO CONFIRM LENDER ELECTS TO EXTEND ALL OF ITS EXISTING TERM LOANS AS SERIES 2021 EXTENDED TERM LOANS IN AN AMOUNT AS SET FORTH IN THE REGISTER AS OF THE FIFTH AMENDMENT EFFECTIVE DATE (OR A LESSER AMOUNT AS ALLOCATED TO SUCH LENDER BY THE LEAD ARRANGER) PURSUANT TO THE FIFTH AMENDMENT.

Signature Page to Fifth Amendment

EXHIBIT A

FORM OF LENDER ADDENDUM

See attached.

EXHIBIT B

RCF AMENDMENT — APPROVED TERMS

1.                                      Extension of the Series 2016 Revolving Credit Maturity Date to a date on or after March 8, 2019 (the “Extended Revolving Credit Maturity Date”), extension of the Swingline Maturity Date to a date that is five (5) Business Days prior to the Extended Revolving Credit Maturity Date and extension of the L/C Maturity Date.

2.                                      Change, increase, or decrease the interest rate margins applicable to the Revolving Credit Loans.

3.                                      Change, increase, or decrease the Revolving Credit Commitment Fee.

4.                                      Change, increase, or decrease fees payable to the Revolving Credit Lenders, whether in addition to or in lieu of changes, increases, or decreases in interest rate margins or changes, increases, or decreases in the Revolving Credit Commitment Fee.

5.                                      Amendments of the financial covenant in Section 10.10 of the Amended Credit Agreement.

6.                                      Amendments to reduce the Revolving Credit Commitments (it being understood that such proportion shall in no event be in excess of the ratio of (x) the Effective Date Prepayment to (y) the aggregate principal amount of the Series 2021 Extended Term Loans).

7.                                      Additional amendments or provisions (other than those covered above), provided that such additional amendments and provisions are not materially adverse to the Extending Series 2021 Term Lenders.

EXHIBIT C

MARKED CONFORMED COPY OF

AMENDED AND RESTATED CREDIT AGREEMENT

See attached.

Exhibit C

CONFORMED COPY

AMENDED AND RESTATED CREDIT AGREEMENT(1)

Dated as of August 17, 2007,
Amended and Restated
as of June 16, 2011,

Amended by the First Amendment

as of January 18, 2013,

Amended by the Second Amendment,

as of April 23, 2013,

Amended by the Third Amendment,

as of October 3, 2013,

Amended by the Fourth Amendment,

as of July 7, 2015, and

Amended by the Fifth Amendment,

as of June 3, 2016

among

LAUREATE EDUCATION, INC.
as the Parent Borrower,

INICIATIVAS CULTURALES DE ESPAÑA S.L.
as the Foreign Subsidiary Borrower,

The Several Lenders
from Time to Time Parties Hereto,
and
Goldman Sachs Credit Partners L.P.
as Administrative Agent and Collateral Agent

Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC and
KKR Capital Markets LLC
as Co-Syndication Agents

(1)                                 Note Regarding Markings:  This marked Conformed Copy of the Amended and Restated Credit Agreement (as amended) is Exhibit C to the Fifth Amendment to Amended and Restated Credit Agreement dated as of June 3, 2016 (the “Fifth Amendment”) and is marked to show those revisions made by the Fifth Amendment.  The double underlined provisions herein have been added to the Amended and Restated Credit Agreement (as amended through the Fourth Amendment).  The lined-through provisions herein have been deleted from the Amended and Restated Credit Agreement (as amended through the Fourth Amendment).  For avoidance of doubt, this document is not an amendment and restatement of the Amended and Restated Credit Agreement.

~~ii~~

and

Barclays Bank PLC and
J.P.Morgan Securities LLC
as Co-Documentation Agents

and

Citigroup Global Markets Inc.
Barclays Capital
Credit Suisse Securities (USA) LLC, and
J.P.Morgan Securities LLC
as Joint Lead Arrangers and Bookrunners

~~i~~

TABLE OF CONTENTS

Page
~~SECTION~~SECTION 1. Definitions		3
1.1.	Defined Terms	3
1.2.	Other Interpretive Provisions	~~80~~84
1.3.	Accounting Terms	~~81~~84
1.4.	Rounding	~~81~~84
1.5.	References to Agreements, Laws, Etc.	~~81~~85
1.6.	Exchange Rates	~~82~~85
1.7.	Determinations of Status	~~82~~85
1.8.	Not-For-Profit Universities~~.~~	~~83~~86

~~SECTION~~SECTION 2. Amount and Terms of Credit		~~84~~87
2.1.	Commitments	~~84~~87
2.2.	Minimum Amount of Each Borrowing; Maximum Number of Borrowings	~~93~~97
2.3.	Notice of Borrowing	~~93~~97
2.4.	Disbursement of Funds	~~96~~99
2.5.	Repayment of Loans; Evidence of Debt	~~97~~100
2.6.	Conversions and Continuations	~~100~~106
2.7.	Pro Rata Borrowings	~~101~~107
2.8.	Interest	~~101~~107
2.9.	Interest Periods	~~102~~108
2.10.	Increased Costs, Illegality, Etc.	~~103~~108
2.11.	Compensation	~~105~~110
2.12.	Change of Lending Office	~~105~~111
2.13.	Notice of Certain Costs	~~105~~111
2.14.	Incremental Facilities	~~106~~111
2.15.	Option to Extend	~~108~~114
2.16.	Permitted Debt Exchanges	~~112~~118
2.17.	Termination of Defaulting Lender; Cure	~~115~~120
2.18.	Reallocation of Defaulting Lender Commitment	~~116~~122

~~SECTION~~SECTION 3. Letters of Credit		~~118~~124
3.1.	Letters of Credit	~~118~~124
3.2.	Letter of Credit Requests	~~119~~125
3.3.	Letter of Credit Participations	~~121~~127
3.4.	Agreement to Repay Letter of Credit Drawings	~~126~~131
3.5.	Increased Costs	~~127~~133
3.6.	New or Successor Letter of Credit Issuer	~~128~~134
3.7.	Role of Letter of Credit Issuer	~~129~~135

i

~~ii~~

3.8.	Cash Collateral	~~130~~136
3.9.	Applicability of ISP and UCP	~~131~~137
3.10.	Conflict with Issuer Documents	~~131~~137
3.11.	Letters of Credit Issued for Restricted Subsidiaries	~~131~~137

~~SECTION~~SECTION 4. Fees; Commitments		~~132~~137
4.1.	Fees	~~132~~137
4.2.	Voluntary Reduction of Commitments	~~133~~139
4.3.	Mandatory Termination of Commitments	~~134~~140

~~SECTION~~SECTION 5. Payments		~~134~~140
5.1.	Voluntary Prepayments	~~134~~140
5.2.	Mandatory Prepayments	~~135~~142
5.3.	Method and Place of Payment	~~141~~147
5.4.	Net Payments	~~142~~148
5.5.	Computations of Interest and Fees	~~145~~152
5.6.	Limit on Rate of Interest	~~147~~153
5.7.	Executive Proceedings for the Spanish Credit Parties	~~147~~153

~~SECTION~~SECTION 6. Conditions Precedent to Initial Borrowing		~~148~~154
6.1.	Reserved	~~148~~154
6.2.	Foreign Subsidiary Borrower Conditions Precedent	~~148~~154

~~SECTION~~SECTION 7. Conditions Precedent to All Credit Events		~~149~~155
7.1.	No Default; Representations and Warranties	~~149~~156
7.2.	Notice of Borrowing; Letter of Credit Request	~~150~~156

~~SECTION~~SECTION 8. Representations, Warranties and Agreements		~~150~~156
8.1.	Corporate Status	~~150~~156
8.2.	Corporate Power and Authority	~~150~~157
8.3.	No Violation	~~151~~157
8.4.	Litigation	~~151~~157
8.5.	Margin Regulations	~~151~~157
8.6.	Governmental Approvals	~~151~~157
8.7.	Investment Company Act	~~151~~158
8.8.	True and Complete Disclosure	~~151~~158
8.9.	Financial Condition; Financial Statements	~~152~~158
8.10.	Tax Matters	~~152~~158
8.11.	Compliance with ERISA	~~152~~159
8.12.	Subsidiaries	~~153~~159
8.13.	Intellectual Property	~~153~~160
8.14.	Environmental Laws	~~153~~160

~~iii~~

8.15.	Properties	~~154~~160
8.16.	Solvency	~~154~~160

~~SECTION~~SECTION 9. Affirmative Covenants		~~154~~160
9.1.	Information Covenants	~~154~~161
9.2.	Books, Records and Inspections	~~158~~164
9.3.	Maintenance of Insurance	~~158~~165
9.4.	Payment of Taxes	~~159~~165
9.5.	Consolidated Corporate Franchises	~~159~~165
9.6.	Compliance with Statutes, Regulations, Etc.	~~159~~165
9.7.	ERISA	~~159~~166
9.8.	Maintenance of Properties	~~160~~166
9.9.	Transactions with Affiliates	~~160~~167
9.10.	End of Fiscal Years; Fiscal Quarters	~~161~~167
9.11.	Additional Guarantors and Grantors	~~161~~167
9.12.	Pledge of Additional Stock and Evidence of Indebtedness	~~162~~169
9.13.	Use of Proceeds	~~163~~170
9.14.	Further Assurances	~~164~~170
9.15.	Syndication	~~165~~171

~~SECTION~~SECTION 10. Negative Covenants		~~166~~172
10.1.	Limitation on Indebtedness	~~166~~172
10.2.	Limitation on Liens	~~173~~180
10.3.	Limitation on Fundamental Changes	~~177~~185
10.4.	Limitation on Sale of Assets	~~183~~191
10.5.	Limitation on Investments	~~186~~193
10.6.	Limitation on Dividends	~~189~~197
10.7.	Limitations on Debt Payments and Amendments	~~193~~200
10.8.	Limitations on Sale Leasebacks	~~194~~201
10.9.	Changes in Business	~~194~~201
10.10.	Financial Covenant	~~194~~202

~~SECTION~~SECTION 11. Events of Default		~~195~~202
11.1.	Payments	~~195~~202
11.2.	Representations, Etc.	~~195~~203
11.3.	Covenants	~~195~~203
11.4.	Default Under Other Agreements	~~196~~203
11.5.	Bankruptcy, Etc.	~~196~~203
11.6.	ERISA	~~197~~204
11.7.	Guarantee	~~197~~204
11.8.	Pledge Agreement	~~197~~205
11.9.	Security Agreement	~~197~~205

~~iv~~

11.10.	Mortgages	~~198~~205
11.11.	Judgments	~~198~~205
11.12.	Change of Control	~~198~~205
11.13.	Subordination	~~198~~205
11.14.	Reserved	~~199~~206
11.15.	Allocation of Payments	~~199~~206

~~SECTION~~SECTION 12. [RESERVED]		~~200~~207

~~SECTION~~SECTION 13. The Agents		~~200~~207
13.1.	Appointment	~~200~~207
13.2.	Delegation of Duties	~~201~~208
13.3.	Exculpatory Provisions	~~201~~208
13.4.	Reliance by Agents	~~202~~209
13.5.	Notice of Default	~~202~~209
13.6.	Non-Reliance on Administrative Agent, Collateral Agent and Other Lenders	~~202~~210
13.7.	Indemnification	~~204~~211
13.8.	Agents in their Individual Capacity	~~205~~212
13.9.	Successor Agents	~~206~~213
13.10.	Withholding Tax	~~208~~215
13.11.	Security Documents and Guarantee	~~208~~216
13.12.	Other Agents; Arrangers	~~209~~216

~~SECTION~~SECTION 14. Miscellaneous		~~209~~217
14.1.	Amendments and Waivers	~~209~~217
14.2.	Notices	~~212~~220
14.3.	No Waiver; Cumulative Remedies	~~213~~220
14.4.	Survival of Representations and Warranties	~~213~~221
14.5.	Payment of Expenses; Indemnification	~~213~~221
14.6.	Successors and Assigns; Participations and Assignments	~~214~~222
14.7.	Replacements of Lenders under Certain Circumstances	~~221~~228
14.8.	Adjustments; Set-off	~~221~~229
14.9.	Counterparts	~~222~~230
14.10.	Severability	~~222~~230
14.11.	Integration	~~222~~230
14.12.	GOVERNING LAW	~~223~~230
14.13.	Submission to Jurisdiction; Waivers	~~223~~231
14.14.	Acknowledgments	~~224~~232
14.15.	WAIVERS OF JURY TRIAL	~~225~~233
14.16.	Confidentiality	~~225~~233
14.17.	Direct Website Communications	~~226~~233

~~v~~

14.18.	USA PATRIOT Act	~~228~~236
14.19.	Judgment Currency	~~228~~236
14.20.	Payments Set Aside	~~228~~236
14.21.	Acknowledgement and Consent to Bail-In of EEA Financial Institutions	236
~~14.21~~14.22.	Effect of Amendment and Restatement of the Existing Credit Agreement	~~229~~237

~~SECTION~~SECTION 15. Parallel Debt		~~230~~238
15.1.	Parallel Debtors	~~230~~238
15.2.	Corresponding Debt	~~230~~239
15.3.	Collateral Agent	~~231~~239
15.4.	Collections	~~231~~239
15.5.	Acknowledgments	~~231~~239
15.6.	Simultaneous Maturity	~~231~~240
15.7.	No Common Property; Administration Agreement	~~231~~240

SCHEDULES

Schedule 1.1(a)	Existing Letters of Credit
Schedule 1.1(b)	Mortgaged Properties
Schedule 1.1(c)	Restatement Effective Date Commitments
Schedule 1.1(d)(i)	Excluded Subsidiaries
Schedule 1.1(d)(ii)	Excluded Non-Domestic Subsidiaries
Schedule 1.1(e)	Lending Offices
Schedule 1.1(f)(i)	Restatement Effective Date Foreign Obligations Guarantees
Schedule 1.1(f)(ii)	Restatement Effective Date Foreign Obligations Guarantors
Schedule 1.1(f)(iii)	Restatement Effective Date Foreign Obligations Security Agreements
Schedule 1.1(g)	Foreign Closing Deliverables
Schedule 1.1(h)	Sponsor Group
Schedule 1.1(i)	U.S. Obligations Secured Hedge Agreements
Schedule 1.1(j)	Unrestricted Subsidiaries
Schedule 2.1(h)(ii)(a)	Restatement Effective Date Reallocation Amount
Schedule 2.1(h)(ii)(b)	Restatement Effective Date Revolving Credit Loans
Schedule 6.2(c)	Foreign Local Counsel
Schedule 8.12	Subsidiaries
Schedule 9.9	Restatement Effective Date Affiliate Transactions
Schedule 9.14	Post-Closing Actions
Schedule 10.1(g)	Restatement Effective Date Indebtedness
Schedule 10.1(x)	Operating Leases
Schedule 10.2	Restatement Effective Date Liens
Schedule 10.4	Scheduled Dispositions
Schedule 10.5	Restatement Effective Date Investments
Schedule 11.11	Scheduled Litigation
Schedule 14.2	Notice Addresses

v

~~vi~~

EXHIBITS

Exhibit A	Form of U.S. Obligations Guarantee
Exhibit B	Form of Mortgage (Real Property)
Exhibit C	Form of Perfection Certificate
Exhibit D-1	Form of U.S. Obligations Pledge Agreement
Exhibit D-2	Form of U.S. Obligations Security Agreement
Exhibit D-3	Form of U.S. Title IV Collateral Agreement
Exhibit E	Form of Letter of Credit Request
Exhibit F-1	Form of Legal Opinion of Simpson Thacher & Bartlett LLP
Exhibit F-2	Form of Legal Opinion of General Counsel
Exhibit G	Form of Assignment and Acceptance
Exhibit H-1	Form of Promissory Note (Term Loans)
Exhibit H-2	Form of Promissory Note (Revolving Credit Loans and Swingline Loans)
Exhibit I	Form of Joinder Agreement
Exhibit J	Form of First-Lien Intercreditor Agreement
Exhibit K	Form of Second-Lien Intercreditor Agreement

AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 17, 2007 and amended and restated as of June 16, 2011, among Laureate Education, Inc., a ~~Maryland~~Delaware public benefit corporation (the “Parent Borrower”), Iniciativas Culturales de España S.L., a Spanish limited liability company (the “Foreign Subsidiary Borrower” and, together with the Parent Borrower, the “Borrowers” and each a “Borrower”), the lending institutions from time to time parties hereto (each a “Lender” and, collectively, the “Lenders”), and Goldman Sachs Credit Partners L.P. (“GSCP”), as Administrative Agent and Collateral Agent (such terms and each other capitalized term used but not defined in this preamble having the meaning provided in Section 1).

WHEREAS, the Borrowers are party to that certain Credit Agreement dated as of August 17, 2007, among the Parent Borrower, the Foreign Subsidiary Borrower, the several lenders from time to time parties thereto, Goldman Sachs Credit Partners L.P., as administrative agent and collateral agent, Goldman Sachs Credit Partners L.P., as swingline lender, and Citigroup North America, Inc., as Syndication Agent (as supplemented by the Series A New Term Loan Joinder Agreement (as defined below), amended by that certain Amendment to Credit Agreement dated as of December 23, 2009, and as it has been or may be further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, pursuant to the Existing Credit Agreement, the Lenders and Letter of Credit Issuer extended credit in the following forms and at the following times:

(a)                                 Closing Date Term Loans to the Parent Borrower on the Closing Date, in Dollars, in an aggregate principal amount of $675,000,000;

(b)                                 Delayed Draw Term Loans to the Parent Borrower during the Delayed Draw Availability Period, in Dollars, in an aggregate principal amount of $100,000,000, which Delayed Draw Term Loans were borrowed on September 22, 2008 (the “Delayed Draw Date”);

(c)                                  U.S. Revolving Credit Loans made available to the Parent Borrower at any time and from time to time prior to the Restatement Effective Date, in Dollars or Alternate Currencies, in aggregate principal amounts at any time outstanding not in excess of U.S. Revolving Credit Loans in a Dollar Equivalent of $325,000,000 less the sum of (A) the aggregate U.S. Letter of Credit Outstandings (excluding a certain DOE Letter of Credit) at such time, (B) the DOE Letter of Credit Commitment (as defined in the Existing Credit Agreement) at such time, which DOE Letter of Credit Commitment (as defined in the Existing Credit Agreement) was terminated on August 17, 2007, and (C) the aggregate principal amount of all Swingline Loans outstanding at such time;

(d)                                 Spanish Revolving Credit Loans made available to the Foreign Subsidiary Borrower and the Parent Borrower at any time and from time to time prior to the Restatement Effective Date, in Dollars or Alternate Currencies, in aggregate principal amounts at any time outstanding not in excess of a Dollar Equivalent of $150,000,000 less the aggregate Spanish Letters of Credit Outstandings at each time;

(e)                                  U.S. Letters of Credit (other than the DOE Letter of Credit (as defined in the Existing Credit Agreement)) issued by the U.S. Letter of Credit Issuer at any time and from time to time prior to the Restatement Effective Date in an aggregate Stated Amount at any time outstanding not to exceed a Dollar Equivalent of $90,000,000 (including the Existing Letters of Credit);

(f)                                   the DOE Letter of Credit (as defined in the Existing Credit Agreement), issued by the Letter of Credit Issuer on the Closing Date upon the request of the Parent Borrower, denominated in Dollars, in an aggregate Stated Amount not in excess of $75,000,000, which DOE Letter of Credit Commitment (as defined in the Existing Credit Agreement) was, in accordance with its terms, terminated on August 17, 2007;

(g)                                  Swingline Loans made available to the Parent Borrower by the Swingline Lender at any time and from time to time prior to the Swingline Maturity Date, in Dollars, in an aggregate principal amount at any time outstanding not in excess of $10,000,000; and

(h)                                 Spanish Letters of Credit issued by the Spanish Letter of Credit Issuer at any time and from time to time prior to the L/C Maturity Date in an aggregate Stated Amount at any time outstanding not in excess of a Dollar Equivalent of $60,000,000;

WHEREAS, pursuant to the Series A New Term Loan Joinder Agreement, the Series A New Term Loan Lenders made Series A New Term Loans available to the Parent Borrower on September 25, 2009 in an aggregate principal amount of $280,000,000;

WHEREAS, the Required Lenders and other parties to the Second Amendment have agreed to amend and restate the Existing Credit Agreement in its entirety to read as set forth in this Agreement, and it has been agreed by such parties that the Loans and any Letters of Credit outstanding as of the Restatement Effective Date and other “Obligations” under (and as defined herein) the Existing Credit Agreement (including indemnities) shall be governed by and deemed to be outstanding under this Agreement with the intent that the terms of this Agreement shall supersede the terms of the Existing Credit Agreement (which shall hereafter have no further effect upon the parties thereto other than with respect to any action, event, representation, warranty or covenant occurring, made or applying prior to the Restatement Effective Date), and all references to the Existing Credit Agreement in any Credit Document or other document or instrument delivered in connection therewith shall be deemed to refer to this Agreement and the provisions hereof; provided that (1) the grants of security interests, Mortgages and Liens under and pursuant to the Credit Documents shall continue unaltered to secure, guarantee, support and otherwise benefit the Obligations of the Borrower and the other Credit Parties under the Existing Credit Agreement and this Agreement and each other Credit Document and each of the foregoing shall continue in full force and effect in accordance with its terms except as expressly amended thereby or hereby or by the Second Amendment, and the parties hereto hereby ratify and confirm the terms thereof as being in full force and effect and unaltered by this Agreement and (2) it is agreed and understood that this Agreement does not constitute a novation, satisfaction, payment or reborrowing of any Obligation under the Existing Credit Agreement or any other Credit Document except as expressly modified by this Agreement, nor does it operate as a waiver of any right, power or remedy of any Lender under any Credit Document;

WHEREAS, on the Restatement Effective Date, pursuant to the Second Amendment, (a) the Extending Term Loan Lenders shall extend the scheduled final maturity date of all or a portion of their Term Loans (of any series) by converting all or a portion of their Term Loans under the Existing Credit Agreement into Series 2018 Extended Term Loans pursuant to the procedures described herein and in the Second Amendment, (b) the Converting Revolving Lenders shall extend the scheduled final maturity date of all or a portion of their Revolving Credit Commitments and Revolving Credit Loans by converting all or a portion of their Revolving Credit Commitments and Revolving Credit Loans into Series 2018 Extended Term Loans pursuant to the procedures described herein and in the Second Amendment, (c) the Series 2016 Revolving Credit Lenders shall extend the scheduled termination date of their Revolving Credit Commitments and Revolving Credit Loans under the Existing Credit Agreement by converting all or a portion of their Revolving Credit Commitments and Revolving Credit Loans into Series 2016 Revolving Credit Commitments and Series 2016 Revolving Loans respectively pursuant to the procedures described herein and in the Second Amendment, (d) the Increased Amount Series 2016 Revolving Credit Lenders shall commit to provide Series 2016 Revolving Credit Commitments and (e) certain Lenders have agreed to commit to additional Series 2018 Extended Term Loan Commitments.  The amendment and restatement of the Existing Credit Agreement, the other transactions described in this paragraph, and any related agreements and transactions entered into by the Parent Borrower or any of its Subsidiaries in connection therewith are collectively referred to herein as the “Transactions”;

NOW, THEREFORE, the parties hereto hereby agree to amend and restate the Existing Credit Agreement, and the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

SECTION 1.                            Definitions.

1.1.                            Defined Terms.

(a)                                 As used herein, the following terms shall have the meanings specified in this Section 1.1 unless the context otherwise requires (it being understood that defined terms in this Agreement shall include in the singular number the plural and in the plural the singular):

“2019 Indenture” shall mean the Indenture, dated July 25, 2012, among the Parent Borrower, the guarantors party thereto and a trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance therewith.

“ABR” shall mean for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Effective Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent as its “prime rate.” The “prime rate” is a rate set by the Administrative Agent based upon various factors including the Administrative Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in the ABR due to a change in such rate announced by the Administrative Agent or in the Federal Funds Effective Rate shall take effect at the opening of business on the day specified in the public announcement of such change or on the effective date of such change in the Federal Funds Effective Rate, respectively.  Notwithstanding anything to the contrary in this Agreement, if the ABR (as calculated pursuant to this definition) applicable to any Series 2018 Extended Term Loan or Series 2016 Revolving Credit Loan that is an ABR Loan is less than 2.25% per annum, then for purposes of calculating the interest rate applicable to such Loan that is an ABR Loan, the ABR shall be deemed to be 2.25% per annum. Notwithstanding the foregoing, if the ABR (as calculated pursuant to this definition) applicable to any Series A New Term Loan that is an ABR Loan is less than 3.00% per annum, then for purposes of calculating the interest rate applicable to such Series A New Term Loan that is an ABR Loan, the ABR shall be deemed to be 3.00% per annum.

“ABR Loan” shall mean each Loan bearing interest at the rate provided in Section 2.8(a) and, in any event, shall include all Swingline Loans.  Loans denominated in Alternative Currencies shall not be ABR Loans.

“Accepting Lenders” shall have the meaning provided in Section 5.2(h).

“Acquired EBITDA” shall mean, with respect to any Acquired Entity or Business or any Converted Restricted Subsidiary (any of the foregoing, a “Pro Forma Entity”) for any period, the amount for such period of Consolidated EBITDA of such Pro Forma Entity (determined using such definitions as if references to the Parent Borrower and its Restricted Subsidiaries therein were to such Pro Forma Entity and its Restricted Subsidiaries), all as determined on a consolidated basis for such Pro Forma Entity in a manner not inconsistent with GAAP.

“Acquired Entity or Business” shall have the meaning provided in the definition of the term “Consolidated EBITDA.”

“Additional Payment” shall mean the payment, if any, to be made on August 16, 2017, pursuant to Section 2.5(b)(iv).

“Additional Payment Amount” shall be (i) if (a) a Qualified Public Offering or (b) a Qualified Equity Issuance, or any combination thereof, has occurred on or before August 15, 2017, Zero Dollars ($0) or (ii) if (a) a Qualified Public Offering or (b) a Qualified Equity Issuance, or any combination thereof, does not occur on or before August 15, 2017, $62,500,000.

“Adjusted Consolidated Financial Statements” shall have the meaning provided in Section 1.8.

“Adjusted Non-Consolidated NFP Financial Statements” shall have the meaning provided in Section 1.8.

“Adjusted Total Revolving Credit Commitment” shall mean at any time the sum of the Adjusted Total Spanish Revolving Credit Commitment and the Adjusted Total U.S. Revolving Credit Commitment.

“Adjusted Total Spanish Revolving Credit Commitment” shall mean at any time the Total Spanish Revolving Credit Commitment less the aggregate Spanish Revolving Credit Commitments of all Defaulting Lenders.

“Adjusted Total Term Loan Commitment” shall mean at any time the Total Term Loan Commitment less the Term Loan Commitments of all Defaulting Lenders.

“Adjusted Total U.S. Revolving Credit Commitment” shall mean at any time the Total U.S. Revolving Credit Commitment less the aggregate U.S. Revolving Credit Commitments of all Defaulting Lenders.

“Administrative Agent” shall mean Goldman Sachs Credit Partners L.P., as the administrative agent for the Lenders under this Agreement and the other Credit Documents, or any successor administrative agent pursuant to Section 14.

“Administrative Agent’s Office” shall mean the Administrative Agent’s (or its designated Affiliate’s) applicable address and, as appropriate, account as set forth on Schedule 14.2, or such other address or account with respect to a Borrower or Borrowers as the Administrative Agent may from time to time notify to the Borrowers and the Lenders.

“Administrative Questionnaire” shall have the meaning provided in Section 14.6(b).

“Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such Person.  A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.  “Controlling” (“controlling”) and “controlled” shall have meanings correlative thereto.

“Affiliated Institutional Lender” shall mean any investment fund or entity managed or advised by Affiliates of a Sponsor that is a bona fide debt fund and that extends credit or buys loans in the ordinary course of business.

“Affiliated Lender” shall mean a Lender that is a Sponsor or any Affiliate thereof, other than (x) Holdings, any Subsidiary of Holdings or the Parent Borrower, (y) any Affiliated Institutional Lender or (z) any natural person.

“Agent Party” and “Agent Parties” shall have the meanings provided in Section 14.17.

“Agents” shall mean the Administrative Agent, the Collateral Agent, each Syndication Agent, each Documentation Agent and each Joint Lead Arranger and Bookrunner.

“Aggregate Multicurrency Exposures” shall have the meaning provided in Section 5.2(b).

~~“Aggregate Revolving Credit Outstandings” shall have the meaning provided in Section 5.2(b).~~

“Aggregate Spanish Revolving Credit Outstandings” shall have the meaning provided in Section 5.2(b).

“Aggregate U.S. Revolving Credit Outstandings” shall have the meaning provided in Section 5.2(b).

“Agreement” shall mean this Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Alternative Currency” shall mean (a) Euro, (b) Sterling and (c) any other currency that is freely transferable and convertible into Dollars in the London interbank eurodollar market and for which LIBO Rates can be determined as provided in the definition of “LIBO Rate”, and that has been requested by the applicable Borrower in a notice to the Administrative Agent and agreed upon by the Administrative Agent and all Revolving Credit Lenders in respect of Revolving Credit Loans.

“Applicable ABR Margin” shall mean at any date, with respect to each ABR Loan that is a (i) Series 2014 Term Loan, Series 2013 Revolving Credit Loan or a Series 2013 Swingline Loan, the applicable percentage per annum set forth below based upon the Status in effect on such date, (ii) New Series A New Term Loan, 3.75%, (iii) New Series 2018 Extended Term Loan, 2.75% ~~or~~, (iv) Series 2021 Extended Term Loan, 6.50% (it being understood that commencing with the fiscal quarter ending September 30, 2016, the Applicable ABR Margin with respect to an ABR Loan that is a Series 2021 Extended Term Loan shall be increased by 0.50% for each fiscal quarter; provided that in no event shall such Applicable ABR Margin exceed 7.50%; provided further that, upon the consummation of a Qualified Equity Issuance or Qualified Public Offering or any combination thereof, such Applicable ABR Margin shall be immediately reduced to 6.50%), or (v) Series 2016 Revolving Credit Loan or a Series 2016 Swingline Loan, 2.75%.

Status	Applicable ABR Margin for Series 2014 Term Loans	Applicable ABR Margin for Series 2013 Revolving Credit Loans and Series 2013 Swingline Loans
Level I Status	2.25%	2.25%
Level II Status	2.00%	2.00%

Notwithstanding the foregoing, Level I Status shall apply during the period from and including the Closing Date to but excluding the Trigger Date.

“Applicable Amount” shall mean, at any time (the “Applicable Amount Reference Time”), an amount equal to (a) the sum, without duplication, of:

(i)                                     an amount (which shall not be less than zero) equal to 50% of Cumulative Consolidated Net Income of the Parent Borrower and the Restricted Subsidiaries for the period from the first day of the first fiscal quarter commencing after the Restatement Effective Date until the last day of the then most recent fiscal quarter or Fiscal Year, as applicable, for which Section 9.1 Financials have been delivered; and

(ii)                                  other than for purposes of Section 10.6(c), the aggregate amount of Retained Declined Proceeds (including Retained Declined Proceeds received in connection with the Disposition of ownership interests held by the Parent Borrower or any Restricted Subsidiary in any joint venture that is not a Subsidiary or in any Unrestricted Subsidiary) retained by the Parent Borrower during the period from and including the Business Day immediately following the Restatement Effective Date through and including the Applicable Amount Reference Time minus (b) the sum, without duplication, of:

(i)                                     the aggregate amount of Investments made pursuant to Section 10.5(g)(vi)(y) and Section 10.5(s)(z) following the Restatement Effective Date and prior to the Applicable Amount Reference Time;

(ii)                                  the aggregate amount of dividends pursuant to Section 10.6(c)(ii)(z) following the Restatement Effective Date and prior to the Applicable Amount Reference Time; and

(iii)                               the aggregate amount of prepayments, repurchases and redemptions of Senior Notes or of Subordinated Notes pursuant to Section 10.7(a)(i)(B)(II)(3) following the Restatement Effective Date and prior to the Applicable Amount Reference Time.

“Applicable Date” shall mean (i) with respect to any fiscal quarter commencing on January 1 of any year, the last Business Day of March of such year, (ii) with respect to any fiscal quarter commencing on April 1 of any year, the last Business Day of June of such year, (iii) with respect to any fiscal quarter commencing on July 1 of any year, the last Business Day of September of such year and (iv) with respect to any fiscal quarter commencing on October 1 of any year, the last Business Day of December of such year.

“Applicable Equity Amount” shall mean, at any time (the “Applicable Equity Amount Reference Time”), an amount equal to, without duplication, (a) 100% (or 75% in the case of any such transaction consummated prior to the Fourth Amendment Effective Date) of the aggregate amount of cash and the fair market value (determined in good faith by the Parent Borrower) of marketable securities or other assets contributed to, or any proceeds of an equity issuance received by, the Parent Borrower or any U.S. Obligations Guarantor from any Person other than the Parent Borrower or any Subsidiary thereof, and the fair market value of the equity of any Person other than the Parent Borrower or any Subsidiary of the Parent Borrower that is merged (in a merger where the only consideration is Stock of the Parent Borrower (excluding Disqualified Stock)) with (A) a U.S. Obligations Guarantor or (B) any other Restricted Subsidiary (provided that with respect to any merger of such Person with any Restricted Subsidiary other than a U.S. Obligations Guarantor, such transaction shall be treated for purposes of this Agreement, including the definition of “Applicable Equity Amount” and Section 10.5, as (x) the merger of such Person with a U.S. Obligations Guarantor, immediately followed by (y) an Investment, in an amount equal to the fair market value of the equity of such Person, by such U.S. Obligations Guarantor in such Restricted Subsidiary, and such Investment shall be required to comply with Section 10.5), in each case, from and including the Business Day immediately following the Restatement Effective Date through and including the Applicable Equity Amount

Reference Time, including (i) proceeds from the issuance of Stock or Stock Equivalents of any direct or indirect holding company of the Parent Borrower and (ii) 100% (or 75% in the case of any such transaction consummated prior to the Fourth Amendment Effective Date) of the aggregate fair market value of any marketable securities or other assets contributed to the Parent Borrower or any U.S. Obligations Guarantor other than by the Parent Borrower or a Subsidiary, but excluding in any case all proceeds from the issuance of Disqualified Stock (provided that for purposes of Section 10.6 the Applicable Equity Amount shall only be increased by the amount of capital contributions made in cash to, or cash proceeds of any equity issuance received by, the Parent Borrower) minus (b) the sum, without duplication, of:

(i)                                     the aggregate amount of Investments made pursuant to Section 10.5(g)(vi)(x) and Section 10.5(s)(y) following the Restatement Effective Date and prior to the Applicable Equity Amount Reference Time;

(ii)                                  the aggregate amount of dividends pursuant to Section 10.6(c)(ii)(y) following the Restatement Effective Date and prior to the Applicable Equity Amount Reference Time; and

(iii)                               the aggregate amount of prepayments, repurchases and redemptions of Senior Notes or of Senior Subordinated Notes pursuant to Section 10.7(a)(i)(B)(II)(2) following the Restatement Effective Date and prior to the Applicable Equity Amount Reference Time;

provided that, notwithstanding the foregoing, solely with respect to any merger of any Asian Subsidiary with any Restricted Subsidiary other than a U.S. Obligations Guarantor, such transaction shall not increase or decrease the Applicable Equity Amount as set forth above, but instead (i) if the Asian Subsidiary is or becomes a first tier foreign Subsidiary of a U.S. Obligations Guarantor and such U.S. Obligations Guarantor grants a pledge of 65% of the outstanding Stock or Stock Equivalents of such Asian Subsidiary to the Collateral Agent pursuant to documentation reasonably acceptable to the Administrative Agent, the Applicable Equity Amount for all purposes hereunder will be increased by an amount equal to 100% of the cash and the fair market value of marketable securities or other assets contributed to, or any proceeds of an equity issuance received by such Restricted Subsidiary as a result of such merger and (ii) if such Asian Subsidiary is not a first tier foreign Subsidiary of a U.S. Obligations Guarantor or such U.S. Obligations Guarantor has not granted a pledge of 65% of the outstanding Stock or Stock Equivalents of such Asian Subsidiary to the Collateral Agent pursuant to documentation reasonably acceptable to the Administrative Agent, the Applicable Equity Amount for all purposes hereunder as a result of such merger shall only be increased by an amount not to exceed the lesser of (y) 50% of aggregate amount of cash and the fair market value of marketable securities or other assets contributed to, or any proceeds of an equity issuance received by such Restricted Subsidiary and (z) the then outstanding Spanish Revolving Credit Commitments.

“Applicable LIBOR Margin” shall mean, at any date, with respect to each LIBOR Loan that is a (i) Series 2014 Term Loan or Series 2013 Revolving Credit Loan, the applicable percentage per annum set forth below based upon the Status in effect on such date, (ii) New Series A New Term Loan, 4.75%, (iii) New Series 2018 Extended Term Loan, 3.75% ~~or~~,

(iv) Series 2021 Extended Term Loan, 7.50% (it being understood that commencing with the fiscal quarter ending September 30, 2016, the Applicable LIBOR Margin with respect to a LIBOR Loan that is a Series 2021 Extended Term Loan shall be increased by 0.50% for each fiscal quarter; provided that in no event shall such Applicable LIBOR Margin exceed 8.50%; provided further that, upon the consummation of a Qualified Equity Issuance or a Qualified Public Offering, or any combination thereof, such Applicable LIBOR Margin shall be immediately reduced to 7.50%), or (v) Series 2016 Revolving Credit Loans, 3.75%.

Status	Applicable LIBOR Margin for Series 2014 Term Loans	Applicable LIBOR Margin for Series 2013 Revolving Credit Loans
Level I Status	3.25%	3.25%
Level II Status	3.00%	3.00%

Notwithstanding the foregoing, Level I Status shall apply during the period from and including the Closing Date to but excluding the Trigger Date.

“Applicable Period” shall have the meaning provided in Section 1.7.

“Approved Fund” shall mean any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“ASC” shall mean accounting standards codification under GAAP, as in effect from time to time.

“Asian Subsidiary” shall mean any Person (regardless of the jurisdiction of its formation), that is not a Restricted Subsidiary as of the Restatement Effective Date, that owns, directly or indirectly, any equity interests in one or more entities that owns, directly or indirectly, any equity interests in, and/or operates, one or more higher education institutions (whether campus-based or otherwise) in the Asia-Pacific region that are, or may become subsequent to the Restatement Effective Date, part of the Laureate International Universities network.

“Asset Sale Prepayment Event” shall mean any Disposition of any business units, assets or other property of the Parent Borrower or any of the Restricted Subsidiaries not in the ordinary course of business (including any Disposition of any Stock or Stock Equivalents of any Subsidiary of the Parent Borrower and any initial public offering of a Restricted Subsidiary).  Notwithstanding the foregoing, the term “Asset Sale Prepayment Event” shall not include any transaction permitted by Section 10.4 (other than transactions permitted by Section 10.4(b), 10.4(f), 10.4(g) or 10.4(m), which shall constitute Asset Sale Prepayment Events, or by Section 10.4(d) which shall constitute Asset Sale Prepayment Events to the extent the transactions described in the Sections referred to in Section 10.4(d) would themselves constitute Asset Sale Prepayment Events).

“Assignment and Acceptance” shall mean an assignment and acceptance substantially in the form of Exhibit G, or such other form as may be approved by the Administrative Agent.

“Authorized Officer” shall mean the President, the Chief Executive Officer, the Chief Financial Officer, the Treasurer, the Vice President-Finance or any other senior officer of the Parent Borrower (or, if expressly used with reference to the Foreign Subsidiary Borrower, of the Foreign Subsidiary Borrower (and including any substantially equivalent officer)) designated as such in writing to the Administrative Agent by the applicable Borrower.

“Available Commitment” shall mean, with respect to:

(a)                                 the U.S. Revolving Credit Lenders, collectively, at any time of determination, an amount equal to the excess, if any, of (a) the amount of the Total U.S. Revolving Credit Commitment over (b) the sum of (i) the aggregate Dollar Equivalent principal amount of all U.S. Revolving Credit Loans (but not Swingline Loans) then outstanding and (ii) the aggregate U.S. Letter of Credit Outstandings at such time (the “Available U.S. Revolving Commitment”); and

(b)                                 the Spanish Revolving Credit Lenders, collectively, at any time of determination, an amount equal to the excess, if any, of (a) the amount of the Total Spanish Revolving Credit Commitment over (b) the sum of (i) the Dollar Equivalent Principal Amount of all Spanish Revolving Credit Loans then outstanding and (ii) aggregate Spanish Letter of Credit Outstandings at such time (the “Available Spanish Revolving Commitment”).

“Available Revolving Commitment” shall mean the Available Spanish Revolving Commitment and the Available U.S. Revolving Commitment.

“Available Spanish Revolving Commitment” shall have the meaning provided in the definition of Available Commitment.

“Available U.S. Revolving Commitment” shall have the meaning provided in the definition of Available Commitment.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bankruptcy Code” shall have the meaning provided in Section ~~10.5~~11.5.

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States (or any successor).

“Borrower” and “Borrowers” shall have the meanings provided in the preamble to this Agreement.

“Borrowing” shall mean and include

(a)                                 the incurrence of Swingline Loans from the Swingline Lender on a given date; and

(b)                                 the incurrence of one Class and Type of Loan on a given date (or resulting from conversions on a given date) having a single Maturity Date and, in the case of LIBOR Term Loans, the same Interest Period.

“Brazilian Subsidiary” shall mean any Restricted Non-Domestic Subsidiary organized under the laws of Brazil.

“Business Day” shall mean any day excluding Saturday, Sunday and any day that in the jurisdiction where the Administrative Agent’s Office for Loans in Dollars is located shall be a legal holiday or a day on which banking institutions in New York City are authorized by law or other governmental actions to close; provided, however,

(a)                                 if such day relates to any interest rate settings as to a LIBOR Loan denominated in Dollars, any fundings, disbursements, settlements and payments in Dollars in respect of any such LIBOR Loan, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such LIBOR Loan, such day shall be a day on which dealings in deposits in Dollars are conducted by and between banks in the London interbank eurodollar market;

(b)                                 if such day relates to any interest rate settings as to a LIBOR Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such LIBOR Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such LIBOR Loan, such day shall be a TARGET Day;

(c)                                  if such day relates to any interest rate settings as to a LIBOR Loan denominated in Sterling, such day shall be a day on which dealings in deposits in Sterling are conducted by and between banks in the London interbank market;

(d)                                 if such day relates to any fundings, disbursements, settlements and payments in Sterling in respect of a LIBOR Loan denominated in Sterling, or any other dealings in Sterling to be carried out pursuant to this Agreement in respect of any such LIBOR Loan (other than any interest rate settings), such day shall be a day on which banks are open for foreign exchange business in London; and

(e)                                  when used in connection with a Revolving Credit Loan to the Foreign Subsidiary Borrower, such day shall exclude any day on which commercial banks in Spain are authorized or required by law to remain closed.

“Capital Expenditures” shall mean, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Capital Leases) by the Parent Borrower and the Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as capital expenditures on a consolidated statement of cash flows of the Parent Borrower and its Subsidiaries.

“Capital Lease” shall mean, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is, or is required to be, accounted for as a capital lease on the balance sheet of that Person.

“Capitalized Lease Obligations” shall mean, as applied to any Person, all obligations under Capital Leases of such Person or any of its Subsidiaries, in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

“Cash Collateralize” shall have the meaning provided in Section 3.8(d).

“Casualty Event” shall mean, with respect to any property of either Borrower or any Restricted Subsidiary, any loss of or damage to, or any condemnation or other taking by a Governmental Authority of, such property for which such Borrower or any Restricted Subsidiary receives insurance proceeds, or proceeds of a condemnation award or other compensation.

“Change in Law” shall mean (a) the adoption of any law, treaty, order, policy, rule or regulation after the date of this Agreement, (b) any change in any law, treaty, order, policy, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender with any guideline, request, directive or order issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law).

“Change of Control” shall mean and be deemed to have occurred if (a) at any time prior to a Qualifying IPO, the Permitted Holders shall at any time not own, in the aggregate, directly or indirectly, beneficially and of record, at least 40% of the voting power of the outstanding Voting Stock of the Parent Borrower; or (b) at any time after a Qualifying IPO, any person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended), other than the Permitted Holders, shall at any time have acquired direct or indirect beneficial ownership of a percentage of the voting power of the outstanding Voting Stock of the Parent Borrower that exceeds 35% thereof, unless, in the case of either clause (a) or (b) above, the Permitted Holders have, at such time, the right or the ability by voting power, contract or otherwise to elect or designate for election at least a majority of the board of directors of the Parent Borrower; or (c) at any time prior to a Qualifying IPO, Continuing Directors shall not constitute at least a majority of the board of directors of the Parent Borrower; or (d) at any time, a Change of Control (as defined in the Senior Notes Indenture or the Senior Subordinated Notes Indenture) shall have occurred; or (e) at any time, the Parent Borrower shall cease to beneficially own and control 100% on a fully diluted basis of the Stock of the Foreign Subsidiary Borrower.

“Class”, when used in reference to any Loan or Borrowing, shall refer to whether such Loan, or the Loans comprising such Borrowing, are U.S. Revolving Credit Loans (of a particular Series, including the Series 2013 U.S. Revolving Credit Loans and the Series 2016 U.S. Revolving Credit Loans), Spanish Revolving Credit Loans (of a particular Series, including the Series 2013 Spanish Revolving Credit Loans and the Series 2016 Spanish Revolving Credit Loans), Closing Date Term Loans, Delayed Draw Term Loans, Extended Term Loans (of a particular Series, including the Series 2021 Extended Term Loan and the Series 2018 Extended Term Loans), Extended Revolving Credit Loans (of a particular Series, including the Series 2016

Revolving Credit Loans) or New Term Loans (of a particular Series, including the Series A New Term Loans) and, when used in reference to any Commitment, refers to whether such Commitment is a U.S. Revolving Credit Commitment (including Swingline Commitment), a Spanish Revolving Credit Commitment, a Closing Date Term Loan Commitment, an Extended Revolving Credit Commitment (of a particular Series, including the Series 2016 Revolving Credit Commitments), a New Term Loan Commitment, a Series 2021 Extended Term Loan Commitment, a Series 2018 Extended Term Loan Commitment or a Delayed Draw Term Loan Commitment.  For the avoidance of doubt, each Extended Revolving Credit Loan is a different Class than the Revolving Credit Loan from which it was converted, each Extended Revolving Credit Commitment is a different Class than the Revolving Credit Commitment from which it was converted, and each Extended Term Loan is of a different Class than the Class or Classes of Term Loan from which it was converted.  For avoidance of doubt, the New Series 2018 Extended Term Loans ~~and~~, the New Series A New Term Loans and the Series 2021 Extended Term Loans are each a separate Class.

“Closing Date” shall mean August 17, 2007.

“Closing Date Term Loan” shall have the meaning provided in Section 2.1.

“Closing Date Term Loan Commitment” shall mean (a) in the case of each Lender that was a Lender on the Closing Date, the amount set forth opposite such Lender’s name on Schedule 1.1(c) to the Existing Credit Agreement as such Lender’s “Closing Date Term Loan Commitment” and (b) in the case of any Lender that became a Lender after the Closing Date, the amount specified as such Lender’s “Closing Date Term Loan Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Total Closing Date Term Loan Commitment, in each case as the same have been changed from time to time pursuant to the terms of the Existing Credit Agreement.  The aggregate amount of the Closing Date Term Loan Commitments as of the Closing Date was $675,000,000 and the aggregate amount of the Closing Date Term Loan Commitments as of the Restatement Effective Date is zero.

“Closing Date Term Loan Repayment Amount” shall have the meaning provided in Section 2.5(b).

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.  Section references to the Code are to the Code, as in effect at the date of this Agreement, and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

“Collateral” shall mean the U.S. Obligations Collateral and the Foreign Obligations Collateral, collectively.

“Collateral Agent” shall mean Goldman Sachs Credit Partners L.P., as collateral agent under the Security Documents, or any successor collateral agent pursuant to Section ~~14~~13.

“Commitments” shall mean, with respect to each Lender (to the extent applicable, and including each Class of Commitments), such Lender’s Term Loan Commitment, U.S. Revolving Credit Commitment and Spanish Revolving Credit Commitment.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Communications” shall have the meaning provided in Section 14.17.

“Confidential Information” shall have the meaning provided in Section 14.16.

“Consolidated EBITDA” shall mean, for any period, Consolidated Net Income for such period, plus:

(a)                                 without duplication and to the extent already deducted (and not added back) in arriving at such Consolidated Net Income, the sum of the following amounts for the Parent Borrower and the Restricted Subsidiaries for such period:

(i)                                     total interest expense and to the extent not reflected in such total interest expense, any losses on hedging obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, net of interest income and gains on such hedging obligations, bank fees and costs of surety bonds in connection with financing activities,

(ii)                                  provision for taxes based on income, profits or capital gains, including federal, foreign, state, franchise, excise and similar taxes and foreign withholding taxes paid or accrued during such period, including any penalties and interest relating to any tax examinations,

(iii)                               depreciation and amortization, including the amortization of deferred financing fees or costs, debt issuance costs, commissions, fees, and expenses, and deferred costs incurred in connection with program development.

(iv)                              Non-Cash Charges, plus, to the extent deducted in the calculation of Net Income in such period, the cash amount actually paid in such period with respect to items described in clause (d) of the definition of “Non-Cash Charges”,

(v)                                 restructuring charges, business optimization expenses or reserves (including restructuring costs related to acquisitions after the date hereof and to closure and/or consolidation of facilities), limited in the aggregate to $15,000,000 in any consecutive four-quarter period,

(vi)                              the amount of any minority interest expense consisting of Subsidiary income attributable to minority equity interests of third parties in any non-wholly-owned Subsidiary deducted (and not added back) in such period in arriving at Consolidated Net Income,

(vii)                           the amount (up to $3,000,000 in any Fiscal Year) of management, monitoring, consulting and advisory fees (including termination fees) and related indemnities and expenses accrued or (to the extent not previously accrued) paid in such period to the Sponsor Group,

(viii)                        any costs or expenses incurred pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, to the extent that such costs or expenses are funded with cash proceeds contributed to the capital of the Parent Borrower or net cash proceeds of an issuance of Stock or Stock Equivalents of the Parent Borrower (other than Disqualified Stock),

(ix)                              the amount of net cost savings projected by the Parent Borrower in good faith to be realized as a result of specified actions taken or determined to be taken prior to or during such period (which cost savings shall be subject only to certification by management of the Parent Borrower and shall be calculated on a Pro Forma Basis as though such cost savings had been realized on the first day of such period), net of the amount of actual benefits realized during such period from such actions; provided that (A) such cost savings are reasonably identifiable and factually supportable, (B) such actions have been taken or are to be taken within 12 months after the date of determination to take such action and some portion of the benefit is expected to be realized within 12 months of taking such action (provided that if such actions are not taken within 12 months of determination to take such action, or such benefits are not realized within 12 months of taking such action, then such amounts shall be deducted from Consolidated EBITDA as if incurred as of the last day of such 12 month period), (C) no cost savings shall be added pursuant to this clause (ix) to the extent duplicative of any expenses or charges relating to such cost savings that are included in clause (v) above with respect to such period and (D) the aggregate amount of cost savings added pursuant to this clause (ix) shall not exceed $25,000,000 for any four consecutive quarter period,

(x)                                 to the extent covered by insurance and actually reimbursed, or, so long as the Parent Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (A) not denied by the applicable carrier in writing within 180 days and (B) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within such 365 days), expenses with respect to liability or casualty events or business interruption,

(xi)                              any fees and expenses incurred during such period, or any amortization thereof for such period, in connection with any acquisition, investment, recapitalization, asset disposition, issuance or repayment of debt, issuance of equity securities, refinancing transaction or amendment or other modification of any debt instrument (in each case, including any such transaction consummated prior to the Closing Date and any such transaction undertaken but not completed) and any charges or non-recurring merger costs incurred during such period as a result of any such transaction,

(xii)                           any net after-tax effect of income or loss for such period attributable to the early extinguishment of Indebtedness or to hedging obligations or other derivative instruments,

(xiii)                        the amount of losses on Dispositions of Student Loans in connection with any Permitted Student Loan Securitization Transaction, and

(xiv)                       cash receipts (or any netting arrangements resulting in reduced cash expenditures) not representing Consolidated EBITDA or Consolidated Net Income in any period to the extent non-cash gains relating to such income were deducted in the calculation of Consolidated EBITDA pursuant to paragraph (b) below for any previous period and not added back;

less

(b)                                 without duplication and to the extent included in arriving at such Consolidated Net Income, the sum of the following amounts for such period:

(i)                                     non-cash gains (excluding any non-cash gain to the extent it represents the reversal of an accrual or reserve for a potential cash item that reduced Consolidated Net Income or Consolidated EBITDA in any prior period),

(ii)                                  gains on asset sales (other than asset sales in the ordinary course of business),

(iii)                               any net after-tax income from the early extinguishment of Indebtedness or hedging obligations or other derivative instruments, and

(iv)                              cash expenditures (or any netting arrangements resulting in increased cash expenditures) not deducted in arriving at Consolidated EBITDA or Consolidated Net Income in any period to the extent non-cash losses relating to such income were added in the calculation of Consolidated EBITDA pursuant to paragraph (a) above for any previous period and not deducted, in each case, as determined on a consolidated basis for the Parent Borrower and the Restricted Subsidiaries in accordance with GAAP; provided that

(i)                                     to the extent included in Consolidated Net Income, there shall be excluded in determining Consolidated EBITDA currency translation gains and losses related to currency remeasurements of Indebtedness or intercompany balances (including the net loss or gain resulting from Hedge Agreements for currency exchange risk) or currency remeasurements of assets and liabilities denominated in an entity’s non-functional currency that would cause remeasurement gains or losses,

(ii)                                  to the extent included in Consolidated Net Income, there shall be excluded in determining Consolidated EBITDA for any period any adjustments resulting from the application of Statement of Financial Accounting Standards No. 133 and its related pronouncements and interpretations,

(iii)                               there shall be included in determining Consolidated EBITDA for any period, without duplication, (A) the Acquired EBITDA of any Person or business, or attributable to any property or asset, acquired by the Parent Borrower or any Restricted Subsidiary during such period (but not the Acquired EBITDA of any related Person or business or any Acquired EBITDA attributable to any assets or property, in each case to the extent not so acquired) to the extent not subsequently sold, transferred, abandoned or otherwise disposed by the Parent Borrower or such Restricted Subsidiary (each such Person, business, property or asset acquired and not subsequently so disposed of, an “Acquired Entity or Business”) and the Acquired EBITDA of any Unrestricted Subsidiary that is converted into a Restricted Subsidiary during such period (each, a “Converted Restricted Subsidiary”), based on the actual Acquired EBITDA of such Acquired Entity or Business or Converted Restricted Subsidiary for such period (including the portion thereof occurring prior to such acquisition or conversion) and (B) an adjustment in respect of each Acquired Entity or Business equal to the amount of the Pro Forma Adjustment with respect to such Acquired Entity or Business for such period (including the portion thereof occurring prior to such acquisition) as specified in a Pro Forma Adjustment Certificate and delivered to the Lenders and the Administrative Agent, and

(iv)                              to the extent included in Consolidated Net Income, there shall be excluded in determining Consolidated EBITDA for any period the Disposed EBITDA of any Person, property, business or asset (other than an Unrestricted Subsidiary) sold, transferred, abandoned or otherwise disposed of, closed or classified as discontinued operations by the Parent Borrower or any Restricted Subsidiary during such period (each such Person, property, business or asset so sold or disposed of, a “Sold Entity or Business”), and the Disposed EBITDA of any Restricted Subsidiary that is converted into an Unrestricted Subsidiary during such period (each, a “Converted Unrestricted Subsidiary”) based on the actual Disposed EBITDA of such Sold Entity or Business or Converted Unrestricted Subsidiary for such period (including the portion thereof occurring prior to such sale, transfer or disposition or conversion).

“Consolidated EBITDA to Consolidated Interest Expense Ratio” shall mean, as of any date of determination, the ratio of (a) Consolidated EBITDA for the relevant Test Period to (b) Consolidated Interest Expense for such Test Period.

“Consolidated Financial Statements” shall have the meaning provided in Section 1.8.

“Consolidated Interest Expense” shall mean, with respect to any period, without duplication, the sum of:

(1)                                 consolidated interest expense of the Parent Borrower and its Restricted Subsidiaries for such period, to the extent such expense was deducted (and not added back) in computing Consolidated Net Income (including (a) amortization of original issue discount resulting from the issuance of Indebtedness at less than par, (b) all commissions, discounts and other fees and charges owed with respect to letters of credit or bankers’ acceptances, (c) non-cash interest payments (but excluding any non-cash interest expense attributable to the movement in the mark to market valuation of obligations in respect of Hedge Agreements or other derivative instruments pursuant to GAAP), (d) the interest component of Capitalized Lease Obligations, and (e) net payments, if any, pursuant to obligations under interest rate Hedge Agreements with respect to Indebtedness, and excluding (i) accretion or accrual of discounted liabilities not constituting Indebtedness, (ii) any expense resulting from the discounting of any Indebtedness in connection with the application of recapitalization accounting or, if applicable, purchase accounting, (iii) all additional interest then owing pursuant to the Registration Rights Agreement and any comparable “additional interest” with respect to other securities, (iv) amortization or write off of deferred financing fees, debt issuance costs, commissions, fees and expenses, (v) any expensing of bridge, commitment and other financing fees, (vi) expenses associated with minority interest put/call arrangements, (vii) penalties and interest on unpaid Taxes, (viii) prepayment premiums~~,~~ and (ix) commissions, discounts, yield protection and other fees and charges (including any interest expense) related to any Permitted Student Loan Securitization Transaction) less (x) the amount equal to interest income, plus

(2)                                 consolidated capitalized interest of the Parent Borrower and its Restricted Subsidiaries for such period, whether paid or accrued; plus

(3)                                 all cash dividends or other distributions paid (excluding items eliminated in consolidation) on any series of Preferred Stock during such period; plus

(4)                                 all cash dividends or other distributions paid (excluding items eliminated in consolidation) on any series of Disqualified Stock during such period.

For purposes of this definition, interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by such Person to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP.

“Consolidated Net Income” shall mean, for any period, the net income (loss) of the Parent Borrower and the Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP (minus the amount of dividends made in such period pursuant to Section 10.6(d)(vi)), excluding, without duplication,

(a)                                 any after-tax effect of extraordinary, unusual or non-recurring charges and gains (including unusual or non-recurring operating expenses attributable to implementation of cost savings initiatives, severance, integration, relocation and transition, in an aggregate amount not to exceed $20,000,000 in any Fiscal Year, and any impairment charges for such period (less all fees and expenses relating thereto)),

(b)                                 Transaction Expenses;

(c)                                  any costs and expenses incurred in connection with any Qualifying IPO;

(d)                                 any fees and expenses incurred during such period, or any amortization thereof for such period, in connection with issuance or repayment of debt, issuance of equity securities, refinancing transaction or amendment or other modification of any debt instrument (in each case, including any such transaction consummated prior to the Closing Date and any such transaction undertaken but not completed);

(e)                                  the cumulative effect of a change in accounting principles during such period to the extent included in Consolidated Net Income,

(f)                                   the amount of any net income (or loss) for such period from disposed or discontinued operations,

(g)                                  the amount of losses on asset sales (other than asset sales made in the ordinary course of business), disposals and abandonments, and

(h)                                 solely for the purposes of determining the Applicable Amount, the net income for such period of any Restricted Subsidiary (other than any Guarantor) to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of its net income is not at the date of determination wholly permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to that Restricted Subsidiary or its stockholders, unless such restriction with respect to the payment of dividends or similar distributions has been legally waived; provided that Consolidated Net Income of the Parent Borrower will be increased by the amount of dividends or other distributions or other payments actually paid in cash (or to the extent converted into cash) to the Parent Borrower or a Restricted Subsidiary thereof in respect of such period, to the extent not already included therein.

Without duplication of the foregoing, there shall be excluded from Consolidated Net Income for any period the purchase accounting effects of adjustments to inventory, property, equipment, software and other intangible assets and deferred revenue, debt, and other line items in component amounts required or permitted by GAAP and related authoritative pronouncements (including the effects of such adjustments pushed down to the Parent Borrower and the Restricted Subsidiaries), as a result of any Qualifying IPO, any consummated acquisition whether consummated before or after the Restatement Effective Date, or the amortization or write-off of any amounts thereof.

“Consolidated Senior Secured Debt” shall mean Consolidated Total Debt secured by a Lien on any assets of the Parent Borrower or any of its Restricted Subsidiaries plus any unsecured Indebtedness of Restricted Non-Domestic Subsidiaries incurred pursuant to Section 10.1(w), plus, solely with respect to the calculation of the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio for purposes of Section 10.1(w), any unsecured Indebtedness of Parent Borrower or any of its Restricted Domestic Subsidiaries incurred pursuant to Section 10.1(w).

“Consolidated Senior Secured Debt to Consolidated EBITDA Ratio” shall mean, as of any date of determination, the ratio of (a) Consolidated Senior Secured Debt as of such date to (b) Consolidated EBITDA for the Test Period then last ended.

“Consolidated Total Assets” shall mean, as of any date of determination, the amount that would, in conformity with GAAP, be set forth opposite the caption “total assets” (or any like caption) on a consolidated balance sheet of the Parent Borrower and the Restricted Subsidiaries at such date.

“Consolidated Total Debt” shall mean, as of any date of determination, (a) all Indebtedness of the types described in clause (a), clause (b), clause (d) (but, in the case of clause (d), only to the extent of any unreimbursed drawings under any letter of credit), clause (e), clause (f) and clause (h) of the definition thereof (but in the case of clauses (e) and (h), only to the extent the Indebtedness described in such clauses (e) and (h) is or becomes non-contingent), in each case actually owing by the Parent Borrower and the Restricted Subsidiaries on such date and to the extent appearing as a debt or liability on the balance sheet of the Parent Borrower determined on a consolidated basis in accordance with GAAP (provided that the amount of any Capitalized Lease Obligations or any such Indebtedness issued at a discount to its face value shall be determined in accordance with GAAP), minus (b) Unrestricted Cash.  In each case, as applicable, the amount of Consolidated Total Debt shall be adjusted by any mark to market net gain or loss incurred after the Restatement Effective Date attributable to Hedge Agreements relating to currency fluctuations entered into in connection with the incurrence of such obligations.

“Consolidated Total Debt to Consolidated EBITDA Ratio” shall mean, as of any date of determination, the ratio of (a) Consolidated Total Debt as of the last day of the relevant Test Period to (b) Consolidated EBITDA for such Test Period.

“Consolidated Working Capital” shall mean, at any date, the excess of (a) the sum of all amounts (other than cash and cash equivalents) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of the Parent Borrower and the Restricted Subsidiaries at such date excluding the current portion of current and deferred income taxes over (b) the sum of all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of the Parent Borrower and the Restricted Subsidiaries on such date, including deferred revenue but excluding, without duplication, (i) the current portion of any Funded Debt, (ii) all Indebtedness consisting of Loans and Letter of Credit Exposure to the extent otherwise included therein, (iii) the current portion of interest and (iv) the current portion of current and deferred income taxes.

“Continuing Director” shall mean, at any date, an individual (a) who is a member of the board of directors of the Parent Borrower on the date hereof, or (b) who has been nominated to be a member of such board of directors by a majority of the other Continuing Directors then in office.

“Contractual Requirement” shall have the meaning provided in Section 8.3.

“Converted Restricted Subsidiary” shall have the meaning provided in the definition of the term “Consolidated EBITDA.”

“Converted Unrestricted Subsidiary” shall have the meaning provided in the definition of the term “Consolidated EBITDA.”

“Converting Revolving Lenders” shall mean each Revolving Credit Lender that has agreed to convert all or a portion of its Revolving Credit Commitments and Revolving Credit Loans under and as defined in the Existing Credit Agreement into Series 2018 Extended Term Loans on the Restatement Effective Date pursuant to the Second Amendment and in accordance with the procedures set forth herein and in the Second Amendment.

“Credit Documents” shall mean this Agreement, the Guarantees, the Security Documents, the Debt Allocation Agreement, any promissory notes issued by a Borrower hereunder, any documents or certificates executed by the Parent Borrower in favor of the Letter of Credit Issuer in relation to any Letter of Credit, and all other documents, instruments or agreements executed and delivered by a Credit Party for the benefit of any Agent, Letter of Credit Issuer or any other Secured Party in connection herewith or the Existing Credit Agreement.

“Credit Event” shall mean and include the making (but not the conversion or continuation) of a Loan and the issuance of a Letter of Credit.

“Credit Facility” shall mean a category of Commitments and extensions of credit thereunder.

“Credit Party” shall mean each Borrower, each Guarantor and each other Subsidiary of the Parent Borrower that is a party to a Credit Document.

“Cumulative Consolidated Net Income” shall mean, for any period, Consolidated Net Income for such period, taken as a single accounting period.  Cumulative Consolidated Net Income may be a positive or negative amount.

“Debt Allocation Agreement” shall mean the Amended and Restated Debt Allocation Agreement dated as of the Restatement Effective Date by the Administrative Agent, for the benefit of Lenders (for the avoidance of doubt, the Credit Parties will not be party to, have any obligations or rights under, or the ability to rely on the terms of the Debt Allocation Agreement, including, without limitation, any right to consent to or approve any amendment, modification or waiver of any provision of the Debt Allocation Agreement).  Notwithstanding anything to the contrary contained herein or in the Debt Allocation Agreement, nothing in the Debt Allocation Agreement is intended to or shall impair the Obligations of the Borrowers or any other Credit Party, which are absolute and unconditional, to pay the Obligations as and when the same shall become due and payable in accordance with the terms of this Agreement.

“Debt Incurrence Prepayment Event” shall mean any issuance or incurrence by the Parent Borrower or any of the Restricted Subsidiaries of any Indebtedness (excluding any Indebtedness permitted to be issued or incurred under Section 10.1 other than Section 10.1(k), 10.1(m), or 10.1(o)).

“Declined Proceeds” shall have the meaning provided in Section 5.2(h).

“Declining Lenders” shall have the meaning provided in Section 5.2(h).

“Default” shall mean any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

“Defaulting Lender” means, at any time, a Lender (i) that has failed for two Business Days or more to comply with its obligations under this Agreement to make a loan or make a payment in respect of an L/C Borrowing or make a payment in respect of a Swingline Loan (each a “funding obligation”) (unless the subject of a good faith dispute with regard to satisfaction of conditions precedent to funding, which good faith dispute has been specifically identified by such Lender to the Administrative Agent), or (ii) that has notified the Administrative Agent, or has stated publicly, that it does not intend or expect to comply with any such funding obligation (unless the subject of a good faith dispute with regard to satisfaction of conditions precedent to funding, which good faith dispute has been specifically identified by such Lender to the Administrative Agent), or (iii) that has failed, within three Business Days after request by the Administrative Agent, acting in good faith, to provide a certification in writing from an Authorized Officer of such Lender that it will, and is financially able to, comply with its funding obligations (unless the subject of a good faith dispute with regard to satisfaction of conditions precedent to funding, which good faith dispute has been specifically identified by such Lender to the Administrative Agent), provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (iii) upon the Administrative Agent’s receipt of such certification in form and substance satisfactory to it, or (iv) with respect to which a Lender Insolvency Event has occurred and is continuing with respect to such Lender (provided that neither the reallocation of funding obligations provided for in Section 2.18 as a result of a Lender being a Defaulting Lender nor the performance by Non-Defaulting Lenders of such reallocated funding obligations shall by themselves cause the relevant Defaulting Lender to become a Non-Defaulting Lender), or (v) has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action.  Any determination that a Lender is a Defaulting Lender under clauses (i) through (~~iv~~v) above shall be made by the Administrative Agent in its sole discretion acting in good faith.  The Administrative Agent will promptly notify all parties hereto of any determination that a Lender has become a Defaulting Lender.

“Deferred Net Cash Proceeds” shall have the meaning provided such term in the definition of “Net Cash Proceeds.”

“Deferred Net Cash Proceeds Payment Date” shall have the meaning provided such term in the definition of “Net Cash Proceeds.”

“Delayed Draw Availability Period” shall mean the period from the day after the Closing Date to the Delayed Draw Date.

“Delayed Draw Date” shall have the meaning provided in the Recitals.

“Delayed Draw Term Loan” shall have the meaning provided in Section 2.1.

“Delayed Draw Term Loan Commitment” shall mean (a) in the case of each Lender that was a Lender on the Closing Date, the amount set forth opposite such Lender’s name on Schedule 1.1(c) to the Existing Credit Agreement as such Lender’s “Delayed Draw Term Loan Commitment” and (b) in the case of any Lender that became a Lender after the Closing

Date, the amount specified as such Lender’s “Delayed Draw Term Loan Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Total Term Loan Commitment, in each case as the same have been changed from time to time pursuant to the terms of the Existing Credit Agreement.  The aggregate amount of the Delayed Draw Term Loan Commitments as of the Closing Date was $100,000,000 and the aggregate amount of the Delayed Draw Term Loan Commitments as of the Restatement Effective Date is zero.

“Delayed Draw Term Loan Lender” shall mean a Lender with a Delayed Draw Term Loan Commitment or an outstanding Delayed Draw Term Loan.

“Delayed Draw Term Loan Repayment Amount” shall have the meaning provided in Section 2.5(b).

“Designated Non-Cash Consideration” means the Fair Market Value of non-cash consideration received by the Parent Borrower or a Restricted Subsidiary in connection with a Disposition that is so designated as Designated Non-Cash Consideration pursuant to an Officer’s Certificate, setting forth the basis of such valuation, executed by the principal financial officer of the Parent Borrower, less the amount of cash or Permitted Investments received in connection with a subsequent sale of or collection on such Designated Non-Cash Consideration.

“Disposed EBITDA” shall mean, with respect to any Sold Entity or Business or any Converted Unrestricted Subsidiary for any period, the amount for such period of Consolidated EBITDA of such Sold Entity or Business or Converted Unrestricted Subsidiary (determined as if references to the Parent Borrower and the Restricted Subsidiaries in the definition of Consolidated EBITDA were references to such Sold Entity or Business or Converted Unrestricted Subsidiary and its respective Subsidiaries), all as determined on a consolidated basis for such Sold Entity or Business or Converted Unrestricted Subsidiary, as the case may be.

“Disposition” shall have the meaning provided in Section 10.4(b).

“Disqualified Stock” shall mean, with respect to any Person, any Stock or Stock Equivalents of such Person which, by its terms, or by the terms of any security into which it is convertible or for which it is putable or exchangeable, or upon the happening of any event, matures or is mandatorily redeemable (other than solely for Stock or Stock Equivalents that is not Disqualified Stock), other than as a result of a change of control or asset sale, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (other than as a result of a change of control or asset sale to the extent the terms of such Stock or Stock Equivalents provide that such Stock or Stock Equivalents shall not be required to be repurchased or redeemed until the Series ~~2018~~2021 Extended Term Loan Maturity Date (or, if later, the latest New Term Loan Maturity Date or any extension of any Term Loan Maturity Date or New Term Loan Maturity Date, or, if later, any extension of any Revolving Credit Maturity Date) has occurred or such repurchase or redemption is otherwise permitted by this Agreement (including as a result of a waiver hereunder)), in whole or in part, in each case prior to the date that is ninety-one (91) days after the Series ~~2018~~2021 Extended Term Loan Maturity Date (or, if later, the latest New Term Loan Maturity Date or any extension of any Term Loan Maturity Date or New Term Loan Maturity Date, or, if later, any extension of the Revolving Credit Maturity

Date); provided that if such Stock or Stock Equivalents are issued to any plan for the benefit of employees of the Parent Borrower or its Subsidiaries or by any such plan to such employees, such Stock or Stock Equivalents shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Parent Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations; provided, further, that any Stock or Stock Equivalents held by any future, present or former employee, director, manager or consultant of the Parent Borrower, any of its Subsidiaries or any of its direct or indirect parent companies or any other entity in which the Parent Borrower or a Restricted Subsidiary has an Investment and is designated in good faith as an “affiliate” by the board of directors of the Parent Borrower, in each case pursuant to any stockholders’ agreement, management equity plan or stock incentive plan or any other management or employee benefit plan or agreement, shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Parent Borrower or its Subsidiaries.

“Disregarded Entity” shall mean any Domestic Subsidiary that is disregarded for U.S. federal income tax purposes.

“Dividends” or “dividends” shall have the meaning provided in Section 10.6.

“Documentation Agents” shall mean Barclays Bank PLC and JPM.

“Dollar Equivalent” shall mean, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any currency other than Dollars, the equivalent amount thereof in Dollars as determined by the Administrative Agent or the applicable Letter of Credit Issuer, as the case may be, on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date or other relevant date of determination) for the purchase of Dollars with such currency.

“Dollars” and “$” shall mean dollars in lawful currency of the United States of America.

“Domestic Subsidiary” shall mean each Subsidiary of the Parent Borrower that is organized under the laws of the United States, any state or territory thereof, or the District of Columbia; provided that any Subsidiary of a Non-Domestic Subsidiary shall be deemed to be a Non-Domestic Subsidiary, and not a Domestic Subsidiary, regardless of its jurisdiction of organization.

“Drawing” shall have the meaning provided in Section 3.4(b).

“Dutch Deed of Pledge of Receivables I” means that certain Deed of Pledge of Receivables, dated as of the Closing Date, between Laureate Education International Limited, a Delaware Corporation, and the Collateral Agent, as the same may be amended, supplemented or otherwise modified from time to time.

“Dutch Deed of Pledge of Receivables II” means that certain the Deed of Pledge of Receivables, dated as of the Closing Date, between the Parent Borrower and the Collateral Agent, as the same may be amended, supplemented or otherwise modified from time to time.

“Dutch Security Documents” means (i) the Dutch Pledge of Deed of Receivables I, (ii) the Dutch Pledge of Deed of Receivables II and (iii) any documents governed by Dutch law executed by the Parent Borrower or any Subsidiary and granting or purporting to grant a pledge or create or perfect a security interest in favor of the Collateral Agent for the benefit of the Secured Parties.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EMU” shall mean the economic and monetary union in accordance with the Treaty of Rome 1957, as amended by the Single European Act 1986, the Maastricht Treaty of 1992, the Amsterdam Treaty of 1998, the Nice Treaty of 2001 and the Lisbon Treaty of 2007 and as amended from time to time.

“EMU Legislation” shall mean the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

“Environmental Claims” shall mean any and all actions, suits, orders, decrees, demands, demand letters, claims, liens, notices of noncompliance, violation or potential responsibility or investigation (other than internal reports prepared by either Borrower or any of its Subsidiaries (a) in the ordinary course of such Person’s business or (b) as required in connection with a financing transaction or an acquisition or disposition of real estate) or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereinafter, “Claims”), including, without limitation, (i) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief relating to the presence, release or threatened release of Hazardous Materials or arising from alleged injury or threat of injury to health or safety (to the extent relating to human exposure to Hazardous Materials), or the environment including, without limitation, ambient air, surface water, groundwater, land surface and subsurface strata and natural resources such as wetlands.

“Environmental Law” shall mean any applicable federal, state, foreign or local statute, law, rule, regulation, ordinance, code and rule of common law now or hereafter in effect and in each case as amended, and any binding judicial or administrative interpretation thereof, including any binding judicial or administrative order, consent decree or judgment, relating to the protection of the environment, including, without limitation, ambient air, surface water, groundwater, land surface and subsurface strata and natural resources such as wetlands, or human health or safety (to the extent relating to human exposure to Hazardous Materials), or Hazardous Materials.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.  Section references to ERISA are to ERISA as in effect at the date of this Agreement and any subsequent provisions of ERISA amendatory thereof, supplemental thereto or substituted therefor.

“ERISA Affiliate” shall mean each person (as defined in Section 3(9) of ERISA) that together with the Parent Borrower would be deemed to be a “single employer” within the meaning of Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Euro” and “€” shall mean the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation.

“Event of Default” shall have the meaning provided in Section 11.

“Excess Cash Flow” shall mean, for any period, an amount equal to the excess of

(a)                                 the sum, without duplication, of

(i)                                     Consolidated Net Income for such period,

(ii)                                  an amount equal to the amount of all non-cash charges to the extent deducted in arriving at such Consolidated Net Income and cash receipts included in clauses (a) through (c) of the definition of Consolidated Net Income and excluded in arriving at such Consolidated Net Income,

(iii)                               decreases in Consolidated Working Capital for such period (other than any such decreases arising from acquisitions by the Parent Borrower and the Restricted Subsidiaries completed during such period or the application of purchase accounting),

(iv)                              cash receipts in respect of Hedge Agreements during such Fiscal Year to the extent not otherwise included in such Consolidated Net Income, and

(v)                                 the JV Distribution Amount (to the extent not otherwise included in Consolidated Net Income);

over (b) the sum, without duplication, of

(i)                                     an amount equal to the amount of all non-cash credits included in arriving at such Consolidated Net Income and cash charges included in clauses (a) through (c) of the definition of Consolidated Net Income and included in arriving at such Consolidated Net Income,

(ii)                                  without duplication of amounts deducted pursuant to clause (x) below in prior Fiscal Years, the amount of Capital Expenditures or acquisitions of intellectual property accrued or made in cash during such period to the extent that such Capital Expenditures or acquisitions were financed with internally generated cash flow of the Parent Borrower and the Restricted Subsidiaries,

(iii)                               the aggregate amount of all principal payments of Indebtedness of the Parent Borrower and the Restricted Subsidiaries (including (A) the principal component of payments in respect of Capitalized Lease Obligations, (B) the amount of any repayment of Term Loans pursuant to Section 2.5 ~~and~~, (C) the amount of a mandatory prepayment of Term Loans pursuant to Section 5.2(a)(i) to the extent required due to a Disposition that resulted in an increase to Consolidated Net Income and not in excess of the amount of such increase and (D) the amount of any repayment of the principal amount of the Existing Term Loans (as defined in the Fifth Amendment) after the Fifth Amendment Effective Date, but excluding (x) all other prepayments of Term Loans, (y) all prepayments of Revolving Credit Loans and Swingline Loans and (z) all prepayments in respect of any other revolving credit facility, except in the case of clauses (y) and (z) to the extent there is an equivalent permanent reduction in commitments thereunder) to the extent that such payments were financed with internally generated cash flow of the Parent Borrower and the Restricted Subsidiaries,

(iv)                              increases in Consolidated Working Capital for such period (other than any such increases arising from acquisitions by the Parent Borrower and the Restricted Subsidiaries completed during such period or the application of purchase accounting),

(v)                                 without duplication of amounts deducted pursuant to clause (x) below in prior Fiscal Years, the aggregate amount of cash consideration paid by the Parent Borrower and the Restricted Subsidiaries (on a consolidated basis) in connection with Investments (including acquisitions) made during such period pursuant to Section 10.5 to the extent that such Investments were financed with internally generated cash flow of the Parent Borrower and the Restricted Subsidiaries,

(vi)                              the amount of dividends paid during such period (on a consolidated basis) by the Parent Borrower and the Restricted Subsidiaries pursuant to Section 10.6(b) or 10.6(d) to the extent such dividends were financed with internally generated cash flow of the Parent Borrower and the Restricted Subsidiaries,

(vii)                           the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by the Parent Borrower and the Restricted

Subsidiaries during such period that are made in connection with any prepayment of Indebtedness to the extent that such payments are not deducted in calculating Consolidated Net Income,

(viii)                        the amount of taxes (including penalties and interest) paid in cash or tax reserves set aside or payable (without duplication) in such period to the extent they exceed the amount of tax expense deducted in determining Consolidated Net Income for such period,

(ix)                              cash expenditures in respect of Hedge Agreements during such Fiscal Year to the extent not deducted in arriving at such Consolidated Net Income,

(x)                                 the aggregate consideration required to be paid in cash by the Parent Borrower or any of the Restricted Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such period relating to Permitted Acquisitions, Capital Expenditures or acquisitions of intellectual property and actually paid during the first fiscal quarter of the Parent Borrower following the end of such period,

(xi)                              payments by the Parent Borrower and the Restricted Subsidiaries during such period in respect of long-term liabilities of the Parent Borrower and the Restricted Subsidiaries other than Indebtedness, to the extent not already deducted from Consolidated Net Income, ~~and~~

(xii)                           the amount of any Fifth Amendment Effective Date Prepayment or Additional Payment paid during such period by the Parent Borrower, and

(xiii)                        amounts expended in cash during such period in respect of items included in parts (b)(ii), (iii), (v), (vi), (vii), (viii), (ix), (x) ~~and~~, (xi) and (xii) above, but not treated as an expense on the income statement of the Parent Borrower and not treated as Capital Expenditures during such period (provided that if such amounts are characterized or recorded as expenses or Capital Expenditures in any period, they shall not serve to reduce Excess Cash Flow for the period in which such amounts are characterized or recorded as expenses or Capital Expenditures).

“Excluded Non-Domestic Subsidiary” shall mean (a) each Non-Domestic Subsidiary listed on Schedule 1.1(d)(ii) and each future Non-Domestic Subsidiary, in each case, for so long as any such Non-Domestic Subsidiary does not (on a consolidated basis with its Restricted Subsidiaries), have property, plant and equipment with a book value in excess of $50,000,000 or a contribution to Consolidated EBITDA for any four fiscal quarter period that includes any date on or after the Restatement Effective Date in excess of $25,000,000, (b) any Non-Domestic Subsidiary that is not a wholly-owned Subsidiary on any date such Subsidiary would otherwise be required to become a Foreign Obligations Guarantor pursuant to Section 9.11 (for so long as such Subsidiary remains a non-wholly owned Restricted Subsidiary), (c) any Non-Domestic Subsidiary that is prohibited by any applicable Contractual Requirement or

Requirement of Law from guaranteeing or granting Liens to secure the Foreign Obligations at the time such Subsidiary becomes a Restricted Subsidiary (for so long as such restriction or any replacement or renewal thereof is in effect), (d) any Non-Domestic Subsidiary listed on Schedule 1.1(d)(ii) with respect to which, in the reasonable judgment of the Parent Borrower, the adverse tax consequences of providing a Guarantee of the Foreign Obligations shall be excessive in view of the benefits to be obtained by the Lenders therefrom, (e) any other Non-Domestic Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent (confirmed in writing by notice to the Parent Borrower), the cost or other consequences (including any adverse tax consequences) of providing a Guarantee of the Foreign Obligations shall be excessive in view of the benefits to be obtained by the Lenders therefrom and (f) with respect only to exclusions of Non-Domestic Subsidiaries from the obligation to give Guarantees of Foreign Obligations or, as applicable, grant Liens on any portion of their assets to secure Foreign Obligations, to the extent the provision by such Non-Domestic Subsidiary of a Guarantee of the Foreign Obligations, or, as applicable, the granting Liens on such portion of its assets, would result in the termination or material impairment of the eligibility of such Non-Domestic Subsidiary from participation in student financial assistance programs under Title IV of the Higher Education Act of 1965, as amended, 20 U.S.C.A § 1070 et seq., as reasonably determined by the Parent Borrower and (g) each Non-Domestic Subsidiary that is an Unrestricted Subsidiary.  The Foreign Subsidiary Borrower shall not be an Excluded Non-Domestic Subsidiary.

“Excluded Stock and Stock Equivalents” shall mean (i) any Stock or Stock Equivalents with respect to which, in the reasonable judgment of the Collateral Agent (confirmed in writing by notice to the Parent Borrower), the cost or other consequences (including any adverse tax consequences) of pledging such Stock or Stock Equivalents in favor of the Secured Parties under the Security Documents shall be excessive in view of the benefits to be obtained by the Lenders therefrom, (ii) solely in the case of any pledge of Voting Stock of any Non-Domestic Subsidiary to secure the U.S. Obligations, any Stock or Stock Equivalents of any class of such Non-Domestic Subsidiary in excess of 65% of the outstanding Stock or Stock Equivalents of such class (such percentage to be adjusted upon a Change in Law as may be required to avoid adverse U.S. federal income tax consequences to the Parent Borrower or any Subsidiary), (iii) any Stock or Stock Equivalents to the extent the pledge thereof would violate any applicable Requirement of Law, (iv) in the case of (A) any Stock or Stock Equivalents of any Subsidiary to the extent such Stock or Stock Equivalents are subject to a Lien permitted by Section 10.2(g) or (B) any Stock or Stock Equivalents of any Subsidiary that is not wholly-owned by the Parent Borrower and its Subsidiaries at the time such Subsidiary becomes a Subsidiary, any Stock or Stock Equivalents of each such Subsidiary described in clause (A) or (B) to the extent (x) that a pledge thereof to secure the Obligations is prohibited by any applicable Contractual Requirement (other than customary non-assignment provisions which are ineffective under the Uniform Commercial Code or other applicable law), (y) any Contractual Requirement prohibits such a pledge without the consent of any other party; provided that this clause (y) shall not apply if (I) such other party is a Credit Party or wholly-owned Subsidiary or (II) consent has been obtained to consummate such pledge (it being understood that the foregoing shall not be deemed to obligate the Parent Borrower or any Subsidiary to obtain any such consent) and for so long as such Contractual Requirement or replacement or renewal thereof is in effect, or (z) a pledge thereof to secure the Obligations would give any other party (other than a Credit Party or wholly-owned Subsidiary) to any contract, agreement, instrument or indenture governing such Stock or

Stock Equivalents the right to terminate its obligations thereunder (other than customary non-assignment provisions which are ineffective under the Uniform Commercial Code or other applicable law) and (v) any Stock or Stock Equivalents of any Subsidiary to the extent that (A) the pledge of such Stock or Stock Equivalents would result in adverse tax consequences to the Parent Borrower or any Subsidiary as reasonably determined by the Parent Borrower and (B) such Stock or Stock Equivalents have been identified in writing to the Collateral Agent by an Authorized Officer of the Parent Borrower.

“Excluded Subsidiary” shall mean (a) each Domestic Subsidiary listed on Schedule 1.1(d)(i) and each future Domestic Subsidiary, in each case, for so long as any such Subsidiary does not constitute a Material Subsidiary, (b) each Domestic Subsidiary that is not a wholly-owned Subsidiary on any date such Subsidiary would otherwise be required to become a U.S. Obligations Guarantor pursuant to Section 9.11 (for so long as such Subsidiary remains a non-wholly owned Restricted Subsidiary), (c) with respect only to exclusions of Excluded Subsidiaries from the obligation to give Guarantees of U.S. Obligations or grant Liens on any of their assets to secure the U.S. Obligations, any Disregarded Entity substantially all the assets of which consist of Stock and Stock Equivalents of Non-Domestic Subsidiaries, (d) each Domestic Subsidiary that is prohibited by any applicable Contractual Requirement or Requirement of Law from guaranteeing or granting Liens to secure the Obligations at the time such Subsidiary becomes a Restricted Subsidiary (and for so long as such restriction or any replacement or renewal thereof is in effect), (e) any Domestic Subsidiary listed on Schedule 1.1(d)(i) with respect to which, in the reasonable judgment of the Parent Borrower, the adverse tax consequences of providing a Guarantee of the U.S. Obligations shall be excessive in view of the benefits to be obtained by the Lenders therefrom, (f) any other Domestic Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent (confirmed in writing by notice to the Parent Borrower), the cost or other consequences (including any adverse tax consequences) of providing a Guarantee of the Obligations shall be excessive in view of the benefits to be obtained by the Lenders therefrom, (g) with respect only to exclusions of Domestic Subsidiaries from the obligation to give Guarantees of U.S. Obligations or, as applicable grant Liens on any portion of their assets to secure the U.S. Obligations, to the extent that such Domestic Subsidiary providing a Guarantee of the U.S. Obligations, or, as applicable, granting Liens on such portion of its assets is restricted by Requirements of Law, would result in adverse tax or accreditation consequences, or would result in the termination or material impairment of the eligibility of such Domestic Subsidiary from participation in student financial assistance programs under Title IV of the Higher Education Act of 1965, as amended, 20 U.S.C.A. § 1070 et seq., as reasonably determined by the Parent Borrower and (h) each Domestic Subsidiary that is an Unrestricted Subsidiary.

“Excluded Swap Obligation” means, with respect to any Guarantor, (a) any Swap Obligation if, and to the extent that (and only for so long as), all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, as applicable, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (i) by virtue of such Guarantor’s failure to constitute an “eligible contract participant,” as defined in the Commodity Exchange Act and the regulations thereunder, at the time the guarantee of (or grant of such security interest by, as applicable) such Guarantor becomes or would become effective with respect to such Swap Obligation (determined, for avoidance of doubt, after giving effect to any other keepwell, support, or other agreement for the benefit of such Guarantor and any and all applicable guarantees of such Guarantor’s Swap Obligations) or (ii) in the case of a Swap Obligation subject to a clearing requirement pursuant to section 2(h) of the Commodity Exchange Act, because such Guarantor is a “financial entity,” as defined in section 2(h)(7)(C) the Commodity Exchange Act, at the time the guarantee of (or grant of such security interest by, as applicable) such Guarantor becomes or would become effective with respect to such Swap Obligation or (b) any other Swap Obligation designated as an “Excluded Swap Obligation” of such Guarantor as specified in any agreement between the relevant Credit Parties and Hedge Bank applicable to such Swap Obligations. If a Swap Obligation arises under a master agreement governing more than one Swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such Guarantee or security interest is or becomes illegal.

“Excluded Taxes” shall mean, with respect to any Agent or any Lender, (a) net income taxes and franchise (imposed in lieu of net income taxes) and branch profits taxes imposed on such Agent or Lender by the jurisdiction under the laws of which the Agent or Lender is organized or has its principal place of business or where its applicable lending office is located, (b) any Taxes imposed on any Agent or any Lender as a result of any current or former connection between such Agent or Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising from such Agent or Lender having executed, delivered or performed its obligations or received a payment under, or having been a party to or having enforced, this Agreement or any other Credit Document), (c) any U.S. federal withholding tax that is imposed on amounts payable to any Lender under the law in effect at the time such Lender becomes a party to this Agreement; provided that this subclause (c) shall not apply to the extent that (x) such Non-U.S. Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts with respect to such withholding tax pursuant to Section 5.4 or (y) any Tax is imposed on a Lender in connection with an interest or participation in any Loan or other obligation that such Lender was required to acquire pursuant to Section 14.8(a) or that such Lender acquired pursuant to Section 14.7 (it being understood and agreed, for the avoidance of doubt, that any withholding tax imposed on a Lender as a result of a Change in Law occurring after the time such Lender became a party to this Agreement (or designates a new lending office) shall not be an Excluded Tax) and (d) any Tax to the extent attributable to such Lender’s failure to comply with Section 5.4(d), (e), or (h); and (e) any withholding tax that is imposed by the Kingdom of Spain on amounts payable by the Foreign Subsidiary Borrower from locations within such jurisdiction to such Lender’s Lending Office designated for the Foreign Subsidiary Borrower at the time such Lender becomes a party to this Agreement (or designates a new lending office for the Foreign Subsidiary Borrower) (assuming the taking by the Foreign Subsidiary Borrower of all actions required in order for available exemptions from such tax to be effective), except (i) to the extent that such Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts with respect to such withholding tax pursuant to Section 5.4, or (ii) to the extent any Tax is imposed on a Lender in connection with an interest or participation in any Loan or other obligation that such Lender was required to acquire pursuant to Section ~~13.8~~14.8(a) or that such Lender acquired pursuant to Section ~~13.7~~14.7 (it being understood and agreed, for the avoidance of doubt, that any withholding tax imposed on a Lender as a result of a Change in Law occurring after the time such Lender became a party to this Agreement (or designates a new lending office) shall not be an Excluded Tax).

“Existing 2019 Notes” shall mean the 9.250% Senior Notes Due 2019 issued under the 2019 Indenture.

“Existing Class” shall mean any Existing Term Loan Class and any Existing Revolving Credit Class.

“Existing Credit Agreement” shall have the meaning given to such term in the Recitals.

“Existing Letters of Credit” shall mean the letters of credit identified on Schedule 1.1(a) hereto and shall in any event include amendments, extensions and renewals thereof pursuant to this Agreement.

“Existing Revolving Credit Class” shall have the meaning given to such term in Section 2.15(b).

“Existing Revolving Credit Commitment” shall have the meaning given to such term in Section 2.15(b).

“Existing Revolving Credit Loans” shall have the meaning given to such term in Section 2.15(b).

“Existing Term Loan Class” shall have the meaning given to such term in Section 2.15(a).

“Extended Revolving Credit Commitments” shall have the meaning given to such term in Section 2.15(b).  The Series 2016 Revolving Credit Commitments shall be deemed Extended Revolving Credit Commitments for all purposes of this Agreement.

“Extended Revolving Credit Loans” shall have the meaning given to such term in Section 2.15(b).  The Series 2016 Revolving Credit Loans shall be deemed Extended Revolving Credit Loans for all purposes of this Agreement.

“Extended Term Loans” shall have the meaning given to such term in Section 2.15(a).  The Series 2021 Extended Term Loans and the Series 2018 Extended Term Loans shall be deemed Extended Term Loans for all purposes of this Agreement.

“Extending Lender” shall have the meaning given to such term in Section 2.15(c).  The Series 2016 Revolving Credit Lenders ~~and~~, the Series 2018 Extended Term Loan Lenders and the Series 2021 Extended Term Loan Lenders shall be deemed Extending Lenders for all purposes of this Agreement.

“Extending Term Loan Lenders” shall have the meaning given to such term in the Second Amendment.

“Extension Amendment” shall have the meaning given to such term in Section 2.15(d).  The Second Amendment shall be deemed to be an Extension Amendment with respect to the Series 2016 Revolving Credit Loans and with respect to the Series 2018 Extended Term Loans, and the Fifth Amendment shall be deemed to be an Extension Amendment with respect to the Series 2021 Extended Term Loans, in each case for all purposes of this Agreement.

“Extension Date” shall have the meaning given to such term in Section 2.15(e).

“Extension Election” shall have the meaning given to such term in Section 2.15(c).

“Extension Series” shall mean all Extended Term Loans that are established pursuant to the same Extension Amendment (or any subsequent Extension Amendment to the extent such Extension Amendment expressly provides that the Extended Term Loans provided for therein are intended to be a part of any previously established Extension Series) and that provide for the same interest margins, extension fees and amortization schedule.

“Fair Market Value” means, with respect to any asset or property, the price which could be negotiated in an arm’s-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction (as determined in good faith by the Parent Borrower); provided that “Parent Borrower” shall be deemed to mean the Board of Directors of the Parent Borrower when the Fair Market Value is equal to or in excess of $50.0 million (unless otherwise expressly stated).

“Federal Funds Effective Rate” shall mean, for any day, the weighted average of the per annum rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published on the next succeeding Business Day by the Federal Reserve Bank of New York; provided that (a) if such day is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Effective Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent; provided that if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Fees” shall mean all amounts payable pursuant to, or referred to in, Section 4.1.

“Fifth Amendment” shall mean the Fifth Amendment to this Agreement, dated as of June 3, 2016.

“Fifth Amendment Effective Date” shall have the meaning given such term in the Fifth Amendment.

“Fifth Amendment Effective Date Prepayment” shall have the meaning provided in Section 5.1(c).

“First ARCA Amendment Effective Date” shall mean January 18, 2013.

“First Lien Intercreditor Agreement” shall mean an Intercreditor Agreement substantially in the form of Exhibit J among the Administrative Agent, the Collateral Agent and the representatives for purposes thereof for any other First Lien Secured Parties, with such changes thereto as may be reasonably acceptable to the Administrative Agent; provided that such changes are not materially adverse to the Lenders.

“First Lien Obligations” shall mean the Obligations and the Permitted Additional Debt Obligations (other than any Permitted Additional Debt Obligations that are unsecured or secured by a Lien ranking junior to the Lien securing the Obligations) secured by a first priority interest in the Collateral on a pari passu basis with the Obligations as permitted by the terms hereof.

“First Lien Secured Parties” shall mean the Secured Parties and the Permitted Additional Debt Secured Parties and any representative on their behalf for such purposes (other than in the case of Permitted Additional Debt Secured Parties whose Permitted Additional Debt Obligations are secured by a Lien ranking junior to the Lien securing the Obligations, such Permitted Additional Debt Secured Parties, and any representative on their behalf), collectively.

“Fiscal Year” shall have the meaning provided in Section 9.10.

“Foreign Acquisition” shall have the meaning provided in Section 10.1(w).

“Foreign Asset Sale” shall have the meaning provided in Section 5.2(i).

“Foreign Obligations” shall mean all advances to, and debts, liabilities, obligations, covenants and duties of, any Credit Party arising under any Credit Document or otherwise, in each case with respect to any Revolving Credit Commitment extended, or Revolving Credit Loan made, to the Foreign Subsidiary Borrower, or under any Foreign Obligations Secured Hedge Agreement, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Credit Party or any Affiliate thereof of any proceeding under any bankruptcy or insolvency law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, provided that the “Foreign Obligations” of any Guarantor shall not include any Excluded Swap Obligations of such Guarantor.

“Foreign Obligations Collateral” shall mean all property pledged or purported to be pledged pursuant to the terms of the applicable Foreign Obligations Security Agreement.

“Foreign Obligations Credit Party” shall mean the Foreign Subsidiary Borrower and each Foreign Obligations Guarantor.

“Foreign Obligations Effective Date” shall mean the date on which all conditions to the initial Borrowing by the Foreign Subsidiary Borrower set forth in Section 6.2 shall have been satisfied or shall have been waived by the Administrative Agent.

“Foreign Obligations Guarantee” shall mean any guarantee of the Foreign Obligations made by the Parent Borrower or any Subsidiary in favor of the Collateral Agent for the benefit of the Foreign Obligations Secured Parties, in form and substance reasonably acceptable to the Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time.  Each U.S. Obligations Guarantee that also guarantees Foreign Obligations shall, for such purposes, also be deemed to be a Foreign Obligations Guarantee.  As of the Restatement Effective Date, each of the Foreign Obligations Guarantees listed on Schedule 1.1(f)(i) hereof have been made by the Parent Borrower and the Subsidiaries party thereto in favor of the Collateral Agent for the benefit of the Foreign Obligations Secured Parties.

“Foreign Obligations Guarantor” shall mean each U.S. Credit Party (other than the U.S. Title IV Subsidiaries) and each Non-Domestic Subsidiary that is party to a Foreign Obligations Guarantee on the Restatement Effective Date or after the Restatement Effective Date pursuant to Section 9.11 or otherwise.  As of the Restatement Effective Date, each of the Non-Domestic Subsidiaries listed on Schedule 1.1(f)(ii) hereof are Foreign Obligations Guarantors hereunder.

“Foreign Obligations Secured Hedge Agreement” shall mean any Hedge Agreement that is entered into by and between the Foreign Subsidiary Borrower or any other Restricted Subsidiary and any Hedge Bank.

“Foreign Obligations Secured Parties” shall mean the Administrative Agent, the Collateral Agent and any other Agent and each Revolving Credit Lender, in each case, with respect to the Foreign Obligations or any Foreign Obligations Security Agreement, each Hedge Bank that is party to any Foreign Obligations Secured Hedge Agreement, and each sub-agent appointed by the Administrative Agent pursuant to Section ~~14~~13 with respect to matters relating to the Foreign Obligations or by the Collateral Agent with respect to matters relating to any Foreign Obligations Security Agreement.

“Foreign Obligations Security Agreements” shall mean each security agreement or other instrument or document executed and delivered by any Foreign Obligations Credit Party pursuant to this Agreement, including Section 9.11 and Section 9.14, to secure the Foreign Obligations or to perfect such security interest.  Each U.S. Obligations Security Agreement that also secures Foreign Obligations shall, for such purposes, also be deemed to be Foreign Obligations Security Agreement.  As of the Restatement Effective Date, each of the Foreign Obligations Security Agreements listed on Schedule 1.1(f)(iii) hereof have been executed and delivered by the Parent Borrower and the Subsidiaries party thereto in favor of the Collateral Agent for the benefit of the Foreign Obligations Secured Parties.

“Foreign Plan” shall mean any employee benefit plan, program, policy, arrangement or agreement maintained or contributed to by the Parent Borrower or any of its Subsidiaries with respect to employees employed outside the United States.

“Foreign Subsidiary Borrower” shall have the meaning provided in the preamble to this Agreement.

“Fourth Amendment Effective Date” shall mean July 7, 2015.

“Fronting Fee” shall have the meaning provided in Section 4.1(~~d~~c).

“Fund” shall mean any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course.

“Funded Debt” shall mean all indebtedness of the Parent Borrower and the Restricted Subsidiaries for borrowed money that matures more than one year from the date of its creation or matures within one year from such date that is renewable or extendable, at the option of the Parent Borrower or any Restricted Subsidiary, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including all amounts of Funded Debt required to be paid or prepaid within one year from the date of its creation and, in the case of any Borrower, Indebtedness in respect of the Loans.

“GAAP” shall mean generally accepted accounting principles in the United States of America, as in effect from time to time; provided, however, that if the Parent Borrower notifies the Administrative Agent that the Parent Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Restatement Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Parent Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn (regardless of whether or not any amendment is approved or made) or such provision amended in accordance herewith.

“Governmental Authority” shall mean any nation, sovereign or government, any state, province, territory or other political subdivision thereof, and any entity or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including a central bank or stock exchange.

“Guarantee” shall mean a U.S. Obligations Guarantee and/or a Foreign Obligations Guarantee, as the context requires.

“Guarantee Obligations” shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent, (a) to purchase any such Indebtedness or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such Indebtedness or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such Indebtedness of the ability of the primary obligor to make payment of such

Indebtedness or (d) otherwise to assure or hold harmless the owner of such Indebtedness against loss in respect thereof; provided, however, that the term “Guarantee Obligations” shall not include endorsements of instruments for deposit or collection in the ordinary course of business or customary and reasonable indemnity obligations in effect on the Restatement Effective Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness).  The amount of any Guarantee Obligation shall be deemed to be an amount equal to the stated or determinable amount of the Indebtedness in respect of which such Guarantee Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

“Guarantors” shall mean the U.S. Obligations Guarantors and the Foreign Obligations Guarantors.

“Hazardous Materials” shall mean (a) any petroleum or petroleum products, radioactive materials, friable asbestos, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing regulated levels of polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of “hazardous substances”, “hazardous waste”, “hazardous materials”, “extremely hazardous waste”, “restricted hazardous waste”, “toxic substances”, “toxic pollutants”, “contaminants”, or “pollutants”, or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, which is prohibited, limited or regulated by any Environmental Law.

“Hedge Agreements” shall mean interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, cross-currency rate swap agreements, currency future or option contracts, commodity price protection agreements or other commodity price hedging agreements, and other similar agreements entered into by the Parent Borrower or any Restricted Subsidiary in the ordinary course of business (and not for speculative purposes) for the principal purpose of protecting the Parent Borrower or any of the Restricted Subsidiaries against fluctuations in interest rates, currency exchange rates or commodity prices.

“Hedge Bank” shall mean any Person (other than the Parent Borrower or any of its Subsidiaries) that either (x) at the time it enters into a Secured Hedge Agreement or (y) with respect to any Secured Hedge Agreement that is in effect on the Closing Date, on the Closing Date, is a Lender or Agent or an Affiliate of a Lender or Agent, in its capacity as a party to such Secured Hedge Agreement.

“Historical Financial Statements” shall mean the audited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of the Parent Borrower for each Fiscal Year ending on December 31, 2008, December 31, 2009 and December 31, 2010 and the unaudited consolidated balance sheet and related statement of income, stockholders’ equity and cash flows of the Parent Borrower for the fiscal quarter ending on March 31, 2011.

“Holdings” shall mean Wengen Alberta, Limited Partnership, an Alberta limited partnership, and its successors.

“Increased Amount Date” shall have the meaning provided in Section 2.14.

“Increased Amount Series 2016 Revolving Credit Lenders” shall mean each Revolving Credit Lender that on the Restatement Effective Date has agreed to extend additional Series 2016 Revolving Loan Commitments.

“Incurrence Test Indebtedness” shall mean Indebtedness (and all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest with regard to such Indebtedness) incurred by the Parent Borrower or any Restricted Subsidiary, if immediately before and after giving effect to such incurrence, (x) no Default shall have occurred and be continuing and (y) the Parent Borrower shall be in compliance, on a Pro Forma Basis, with the Senior Secured Incurrence Test.

“Indebtedness” of any Person shall mean (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (c) the deferred purchase price of assets or services that in accordance with GAAP would be included as a liability on the balance sheet of such Person, (d) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (e) all Indebtedness of any other Person secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person, (f) the principal component of all Capitalized Lease Obligations of such Person, (g) all obligations of such Person under interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts, commodity price protection agreements or other commodity price hedging agreements and other similar agreements, (h) without duplication, all Guarantee Obligations of such Person, and (i) all Permitted Student Loan Securitization Transactions; provided that Indebtedness shall not include (i) trade and other ordinary course payables and accrued expenses arising in the ordinary course of business, (ii) deferred or prepaid revenue, (iii) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the respective seller, and (iv) any obligation associated with minority interest put/call arrangements.  The amount of Indebtedness of any Person for purposes of clause (e) shall be deemed to be equal to the lesser of (A) the aggregate unpaid amount of such Indebtedness and (B) the fair market value of the property encumbered thereby as determined by such Person in good faith.

“Indemnified liabilities” shall have the meaning provided in Section 14.5.

“Indemnified Taxes” shall mean all Taxes (including Other Taxes) other than Excluded Taxes.

“Interest Period” shall mean, with respect to any Term Loan or Revolving Credit Loan, the interest period applicable thereto, as determined pursuant to Section 2.9.

“Investment” shall mean, for any Person: (a) the acquisition (whether for cash, property, services or securities or otherwise) of Stock, Stock Equivalents, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person

(including any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person) (including any partnership or joint venture); (c) the entering into of any guarantee of, or other contingent obligation with respect to, Indebtedness; or (d) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person; provided that, in the event that any Investment is made by the Parent Borrower or any Restricted Subsidiary in any Person through substantially concurrent interim transfers of any amount through one or more other Restricted Subsidiaries (or in the case of any such interim transfer pursuant to Section 10.5(v) or Section 10.6(d)(iii), through Holdings), then such other substantially concurrent interim transfers shall be disregarded for purposes of Section 10.5.  The amount of any Investment outstanding at any time shall be the original cost of such Investment, reduced by any dividend, distribution, interest payment, return of capital, repayment or other amount received in cash by the Parent Borrower or a Restricted Subsidiary in respect of such Investment.

“Issuer Documents” shall mean with respect to any U.S. Letter of Credit or Spanish Letter of Credit, the applicable Letter of Credit Request and any other document, agreement and instrument entered into by the applicable Letter of Credit Issuer and (a) the Parent Borrower (or any Restricted Subsidiary) with respect to a U.S. Letter of Credit, or (b) the Foreign Subsidiary Borrower or the Parent Borrower with respect to a Spanish Letter of Credit, or in favor of the applicable Letter of Credit Issuer and relating to such Letter of Credit.

“Joinder Agreement” shall mean an agreement substantially in the form of Exhibit I.

“Joint Lead Arrangers and Bookrunners” shall mean Citigroup Global Markets Inc., Barclays Capital, the investment banking division of Barclays Bank PLC (“Barclays Capital”), Credit Suisse Securities (USA) LLC (“CS Securities”) and J.P. Morgan Securities LLC (“JPM”).

“JV Distribution Amount” shall mean, at any time, the aggregate amount of cash distributed to the Parent Borrower or any Restricted Subsidiary by any joint venture that is not a Subsidiary (regardless of the form of legal entity) or by any Unrestricted Subsidiary since January 1, 2011 and prior to such time and only to the extent that neither the Parent Borrower nor any Restricted Subsidiary is under any obligation to repay such amount to such joint venture.

“KKR” shall mean each of Kohlberg Kravis Roberts & Co., L.P. and KKR Associates, L.P.

“L/C Borrowing” shall mean an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing.  All L/C Borrowings shall be denominated in Dollars or Alternate Currencies.

“L/C Maturity Date” shall mean the date that is five Business Days prior to the Series 2016 Revolving Credit Maturity Date.

“L/C Obligations” shall mean, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unpaid Drawings, including all L/C Borrowings.  For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“L/C Participant” shall have the meaning provided in Section 3.3(a).

“L/C Participation” shall have the meaning provided in Section 3.3(a).

“Lender” and “Lenders” shall have the meanings provided in the preamble to this Agreement.

“Lender Financials” shall have the meaning provided in Section 1.8.

“Lender Insolvency Event” means (a) a Lender becoming insolvent or becoming the subject of a bankruptcy or insolvency proceeding or (b) an event of the kind referred to in Section 11.5 occurs with respect to such Lender or its Parent Company (as if the references in such provisions to the Borrowers or Specified Subsidiary referred to such Lender or Parent Company).

“Lending Office” means any U.S. Lending Office or any Spanish Lending Office.

“Letter of Credit” shall mean each U.S. Letter of Credit and each Spanish Letter of Credit and shall include the Existing Letters of Credit.

“Letter of Credit Exposure” shall mean, with respect to any Lender, such Lender’s U.S. Letter of Credit Exposure or Spanish Letter of Credit Exposure.

“Letter of Credit Fee” shall have the meaning provided in Section 4.1(~~c~~b).

“Letter of Credit Issuer” shall mean a U.S. Letter of Credit Issuer or Spanish Letter of Credit Issuer.  References herein and in the other Credit Documents to a Letter of Credit Issuer shall be deemed to refer to the Letter of Credit Issuer in respect of the applicable Letter of Credit or to all Letter of Credit Issuers, as the context requires.

“Letter of Credit Outstandings” shall mean, at any time, the sum of U.S. Letter of Credit Outstandings and Spanish Letter of Credit Outstandings.

“Letter of Credit Request” shall have the meaning provided in Section 3.2.

“Level I Status” shall mean, subject to Section 1.7, the circumstance that the Consolidated Total Debt to Consolidated EBITDA Ratio is greater than or equal to 5.50 to 1.00 as of such date.

“Level II Status” shall mean, subject to Section 1.7, the circumstance that the Consolidated Total Debt to Consolidated EBITDA Ratio is less than 5.50 to 1.00.

“LIBOR Loan” shall mean any LIBOR Term Loan or LIBOR Revolving Credit Loan.

“LIBO Rate” shall mean, for any Interest Period with respect to a LIBOR Loan of any currency, the rate per annum equal to the British Bankers Association LIBO Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period (or on the first day of such Interest Period in the case of any LIBOR Loan denominated in Sterling), for deposits in such currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period.  If such rate is not available at such time for any reason, then the “LIBO Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in such currency for delivery on the first day of such Interest Period in same day funds in the approximate amount of the LIBOR Loan being made, continued or converted by the Administrative Agent and with a term equivalent to such Interest Period would be offered by the Administrative Agent’s London Branch to major banks in the applicable London interbank eurocurrency market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period (or on the first day of such Interest Period in the case of any LIBOR Loan denominated in Sterling).  Notwithstanding anything to the contrary in this Agreement, if the LIBO Rate (as calculated pursuant to this definition) applicable to any Series 2018 Extended Term Loan or Series 2016 Revolving Credit Loan that is a LIBOR Loan is less than 1.25% per annum, then for purposes of calculating the interest rate applicable to such Loan that is a LIBOR Loan, the LIBO Rate shall be deemed to be 1.25% per annum.  Notwithstanding anything to the contrary in this Agreement, if the LIBO Rate (as calculated pursuant to this definition) applicable to any Series A New Term Loan that is a LIBOR Loan is less than 2.00% per annum, then for purposes of calculating the interest rate applicable to such Series A New Term Loan that is a LIBOR Loan, the LIBO Rate shall be deemed to be 2.00% per annum.

“LIBOR Revolving Credit Loan” shall mean any Revolving Credit Loan bearing interest at a rate determined by reference to the LIBO Rate.

“LIBOR Term Loan” shall mean any Term Loan bearing interest at a rate determined by reference to the LIBO Rate.

“Lien” shall mean any mortgage, pledge, security interest, charge, hypothecation, assignment, lien (statutory or other) or similar encumbrance (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease or license in the nature thereof).

“Loan” shall mean any Revolving Credit Loan, Swingline Loan, Term Loan, New Revolving Credit Loan or New Term Loan made by any Lender hereunder.

“Mandatory Borrowing” shall have the meaning provided in Section 2.1(f).

“Material Adverse Effect” shall mean (a) a circumstance or condition materially and adversely affecting the business, assets, operations, properties or financial condition of the Parent Borrower and the Subsidiaries, taken as a whole, (b) a material adverse effect on the ability of the Parent Borrower and the other Credit Parties, taken as a whole, to perform their payment obligations under this Agreement or any of the other Credit Documents, or (c) a material adverse effect on the rights and remedies of the Agents and the Lenders under this Agreement or any of the other Credit Documents.

“Material Subsidiary” shall mean, at any date of determination, each Restricted Subsidiary of the Parent Borrower (a) whose total assets at the last day of the Test Period ending on the last day of the most recent fiscal period for which Section 9.1 Financials have been delivered were equal to or greater than 2.5% of the Consolidated Total Assets of the Parent Borrower and the Restricted Subsidiaries at such date or (b) whose revenues during such Test Period were equal to or greater than 2.5% of the consolidated revenues of the Parent Borrower and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP; provided that if, at any time and from time to time after the Restatement Effective Date, Restricted Subsidiaries that are not Material Subsidiaries have, in the aggregate, (x) total assets at the last day of such Test Period equal to or greater than 10.0% of the Consolidated Total Assets of the Parent Borrower and the Restricted Subsidiaries at such date or (y) revenues during such Test Period equal to or greater than 10.0% of the consolidated revenues of the Parent Borrower and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP, then the Parent Borrower shall, on the date on which financial statements for such quarter are delivered pursuant to this Agreement, designate in writing to the Administrative Agent one or more of such Restricted Subsidiaries as “Material Subsidiaries”.

“Maturity Date” shall mean the Series 2013 Revolving Credit Maturity Date, the Series 2014 Term Loan Maturity Date, the Series 2018 Extended Term Loan Maturity Date, the Series 2021 Extended Term Loan Maturity Date or the Series 2016 Revolving Credit Maturity Date, as applicable, or any other maturity date of any Class or Series of Loans or Commitments under this Agreement.

“Maturity Date Amendment” shall have the meaning provided in Section 14.7(c).

“Maximum Incremental Facilities Amount” shall mean, without duplication, (a) $200,000,000 (solely for any incurrences consummated prior to the Fourth Amendment Effective Date) minus any amount incurred pursuant to Section 10.1(n)(i)(a) from and after the Third Amendment Effective Date, plus (b) additional amounts incurred after the Third Amendment Effective Date, to the extent, both immediately before and after giving effect to such additional amounts (assuming for such purposes that such amounts are fully drawn in the form of loans on the date of determination and excluding from the calculation of Consolidated Total Debt any netting of Unrestricted Cash that would result from the incurrence of any such portion of the

Maximum Incremental Facilities Amount being incurred at such time) that the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio is not greater than 2.75 to 1.00.  It is understood that the Series A New Revolving Commitments, the Series A-2018 New Term Loans and the Series B New Term Loans shall not reduce the Maximum Incremental Facilities Amount.  For avoidance of doubt, the Series B Additional Term Loans and the New Replacement Term Loans were not New Term Loans under Section 2.14 hereof.

“Maximum Permitted SLB/Lien Amount” shall mean an amount equal to (a) $400,000,000, less (b) an amount equal to the Net Cash Proceeds of Permitted Sale Leasebacks received from and after the Restatement Effective Date in respect of assets owned by the Parent Borrower or a Restricted Subsidiary pursuant to Section 10.4(n), less (c) the amount of outstanding Indebtedness secured by Liens permitted pursuant to Section 10.2(s) from time to time.

“Minimum Borrowing Amount” shall mean (a) with respect to a Borrowing of LIBOR Loans denominated in Dollars, $5,000,000 (or, if less, the entire remaining Commitments under the applicable Credit Facility at the time of such Borrowing), (b) with respect to a Borrowing of ABR Loans, $1,000,000 (or, if less, the entire remaining Commitments under the applicable Credit Facility at the time of such Borrowing), (c) with respect to a Borrowing of Revolving Credit Loans denominated in Sterling, £5,000,000 (or, if less, the Available Commitments at the time of such Borrowing), (d) with respect to a Borrowing of Revolving Credit Loans denominated in Euro, €5,000,000 (or, if less in the case of a Borrowing of Revolving Credit Loans, the applicable Available Commitments at the time of such Borrowing) and (e) with respect to a Borrowing denominated in any other Alternative Currency, in amounts to be agreed upon by the Administrative Agent and the applicable Borrower.

“Minimum Tender Condition” shall have the meaning provided in Section 2.16(b).

“Moody’s” shall mean Moody’s Investors Service, Inc. or any successor by merger or consolidation to its business.

“Mortgage” shall mean a Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement or other security document entered into by the owner of a Mortgaged Property and the Collateral Agent in respect of that Mortgaged Property to secure the Obligations, substantially in the form of Exhibit B, as the same may be amended, supplemented or otherwise modified from time to time, and with respect to Mortgages entered into by the Foreign Subsidiary Borrower or a Foreign Obligations Guarantor, a mortgage in form and substance reasonably satisfactory to the Collateral Agent, entered into by the owner of a Mortgaged Property and the Collateral Agent in respect of that Mortgaged Property to secure the Foreign Obligations, as the same may be amended, supplemented or otherwise modified from time to time.

“Mortgaged Property” shall mean, initially, each parcel of real estate and the improvements thereto owned by a Credit Party and identified on Schedule 1.1(b), and includes each other parcel of real property and improvements thereto with respect to which a Mortgage is granted pursuant to Section 9.14.

“Multiemployer Plan” shall mean a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Narrative Report” shall mean, with respect to the financial statements for which such narrative report is required, a narrative report describing the operations of the Parent Borrower and the Subsidiaries in the form prepared for presentation to senior management thereof for the applicable fiscal quarter or Fiscal Year and for the period from the beginning of the then current Fiscal Year to the end of such period to which such financial statements relate.

“Net Cash Proceeds” shall mean, with respect to any Prepayment Event, (a) the gross cash proceeds (including payments from time to time in respect of installment obligations, if applicable) received by or on behalf of the Parent Borrower or any of the Restricted Subsidiaries in respect of such Prepayment Event, as the case may be, less

(b)                                 the sum of:

(i)                                     the amount, if any, of all taxes paid or reasonably estimated by the Parent Borrower to be payable by the Parent Borrower or any of the Restricted Subsidiaries in connection with such Prepayment Event,

(ii)                                  the amount of any reasonable reserve established in accordance with GAAP against any liabilities (other than any taxes deducted pursuant to clause (i) above) (x) associated with the assets that are the subject of such Prepayment Event and (y) retained by the Parent Borrower or any of the Restricted Subsidiaries, provided that the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Cash Proceeds of such Prepayment Event occurring on the date of such reduction,

(iii)                               the amount of any Indebtedness (other than Indebtedness hereunder) secured by a Lien on the assets that are the subject of such Prepayment Event to the extent that the instrument creating or evidencing such Indebtedness requires that such Indebtedness be repaid upon consummation of such Prepayment Event,

(iv)                              in the case of any Asset Sale Prepayment Event or Casualty Event, Permitted SLB/Lien Prepayment Event or Permitted Sale Leaseback, the amount of any proceeds of such Prepayment Event that the Parent Borrower or any Restricted Subsidiary has reinvested (or intends to reinvest within the Reinvestment Period or has entered into a binding commitment prior to the last day of the Reinvestment Period to reinvest) in the business of the Parent Borrower or any of the Restricted Subsidiaries (subject to Section 10.9), which reinvestment, in each case, may include any prepayment permitted under subclauses (vii) and (viii) of this definition, provided that (A) with respect to any Asset Sale Prepayment Event, Casualty Event, Permitted SLB/Lien Prepayment Event or Permitted Sale Leaseback relating to the Parent Borrower or any Domestic Subsidiary, this subclause (iv) shall only apply to amounts reinvested in the Parent Borrower or a Restricted Subsidiary that is a Domestic Subsidiary, and (B) any portion of such proceeds that has not been so reinvested within such Reinvestment Period (with respect to such Prepayment Event, the “Deferred Net Cash Proceeds”) shall, unless the Parent Borrower or a Restricted Subsidiary has entered into a binding commitment prior to the last day of such Reinvestment Period to reinvest such proceeds, (x) be deemed to be Net Cash Proceeds of an Asset Sale Prepayment Event, Casualty Event, Permitted SLB/Lien Prepayment Event or Permitted Sale Leaseback occurring on the last day of such Reinvestment Period or, if later, 180 days after the date the Parent Borrower or such Restricted Subsidiary has entered into such binding commitment, as applicable (such last day or 180th day, as applicable, the “Deferred Net Cash Proceeds Payment Date”), and (y) be applied to the repayment of Term Loans in accordance with Section 5.2(a)(i),

(v)                                 in the case of any Asset Sale Prepayment Event, Casualty Event, Permitted SLB/Lien Prepayment Event or Permitted Sale Leaseback by a non-wholly-owned Restricted Subsidiary, the pro rata portion of the Net Cash Proceeds thereof (calculated without regard to this clause (v)) attributable to minority interests and not available for distribution to or for the account of the Parent Borrower or a wholly-owned Restricted Subsidiary as a result thereof, ~~and~~

(vi)                              reasonable and customary fees paid by the Parent Borrower or a Restricted Subsidiary in connection with any of the foregoing, and

(vii)                           without duplication, the prepayment and permanent reduction of any Indebtedness (other than Indebtedness subordinated to the Obligations); including the Fifth Amendment Effective Date Prepayment; and

(viii)                        without duplication, the Additional Payment.

in each case only to the extent not already deducted in arriving at the amount referred to in clause (a) above.

“New Loan Commitments” shall have the meaning provided in Section 2.14.

“New Replacement Term Loans” shall mean the New Series 2018 Extended Term Loans and the New Series A New Term Loans.

“New Revolving Credit Commitments” shall have the meaning provided in Section 2.14.

“New Revolving Credit Lender” shall have the meaning provided in Section 2.14.

“New Revolving Credit Loan” shall have the meaning provided in Section 2.14.

“New Series 2018 Extended Term Loan Commitments” shall have the meaning provided in the Third Amendment.

“New Series 2018 Extended Term Loans” shall have the meaning provided in the Third Amendment.

“New Series A New Term Loan Commitments” shall have the meaning provided in the Third Amendment.

“New Series A New Term Loans” shall have the meaning provided in the Third Amendment.

“New Spanish Revolving Credit Commitments” shall have the meaning provided in Section 2.14.

“New Spanish Revolving Credit Lender” shall have the meaning provided in Section 2.14.

“New Spanish Revolving Credit Loan” shall have the meaning provided in Section 2.14.

“New Term Loan Commitments” shall have the meaning provided in Section 2.14.

“New Term Loan Lender” shall have the meaning provided in Section 2.14.

“New Term Loan Maturity Date” shall mean the date on which a New Term Loan matures.

“New Term Loan Repayment Amount” shall have the meaning provided in Section 2.5(c).

“New Term Loans” shall have the meaning provided in Section 2.14.

“New U.S. Revolving Credit Commitments” shall have the meaning provided in Section 2.14.

“New U.S. Revolving Credit Lender” shall have the meaning provided in Section 2.14.

“New U.S. Revolving Credit Loan” shall have the meaning provided in Section 2.14.

“Non-Cash Charges” shall mean, without duplication, and in each case only to the extent it is a non-cash item: (a) losses on non-ordinary course asset sales, disposals or abandonments, (b) any impairment charge or asset write-off related to intangible assets (including goodwill), long-lived assets, and investments in debt and equity securities pursuant to GAAP, (c) all losses from investments recorded using the equity method, (d) stock-based awards compensation expense, including any such charges arising from stock options, restricted stock grants or other equity incentive grants, and any income or loss relating to profit interests or deferred compensation plans (including income or loss relating to the profit interests incurred by any of the Parent Borrower’s direct or indirect parent companies that are pushed down to the

Parent Borrower), and (e) other non-cash charges (provided that if any non-cash charges referred to in this clause (e) represent an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA to such extent, and excluding amortization of a prepaid cash item that was paid in a prior period).

“Non-Consenting Lender” shall have the meaning provided in Section 14.7(b).

“Non-Consolidated Not-For-Profit University” shall have the meaning provided in Section 1.8.

“Non-Consolidated NFP Financial Statements” shall have the meaning provided in Section 1.8.

“Non-Defaulting Lender” shall mean and include each Lender other than a Defaulting Lender.

“Non-Domestic Subsidiary” shall mean each Subsidiary of the Parent Borrower that is not a Domestic Subsidiary; provided, that any Subsidiary of a Non-Domestic Subsidiary shall be deemed to be a Non-Domestic Subsidiary, regardless of its jurisdiction of organization.

“Non-Extending Lenders” shall have the meaning provided in Section 14.7(c).

“Non-U.S. Lender” shall mean any Agent or Lender that is not, for United States federal income tax purposes, (a) an individual who is a citizen or resident of the United States, (b) a corporation, partnership or entity treated as a corporation or partnership created or organized in or under the laws of the United States, or any political subdivision thereof, (c) an estate whose income is subject to U.S. federal income taxation regardless of its source or (d) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of such trust or a trust that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

“Non-U.S. Participant” shall mean any Participant that if it were a Lender would qualify as a Non-U.S. Lender.

“Notes” shall mean the Senior Subordinated Notes and the Senior Notes, collectively.

“Not-For-Profit University” shall mean any affiliated not-for-profit, non-stock university that is a Subsidiary.

“Notice of Borrowing” shall have the meaning provided in Section 2.3(a).

“Notice of Conversion or Continuation” shall have the meaning provided in Section 2.6.

“Obligations” shall mean the U.S. Obligations and the Foreign Obligations, collectively.

“Old Revolving Credit Commitments” shall mean all Revolving Credit Commitments, Existing Revolving Credit Commitments and Extended Revolving Credit Commitments, other than any New Revolving Credit Commitments (and any Extended Revolving Credit Commitments related thereto).

“Old Revolving Credit Loans” shall mean all Loans made pursuant to Old Revolving Credit Commitments.

“Other Taxes” shall mean any and all present or future stamp, registration, documentary or any other excise, property or similar taxes (including interest, fines, penalties, additions to tax and related expenses with regard thereto) arising from any payment made or required to be made under this Agreement or any other Credit Document or from the execution or delivery of, registration or enforcement of, consummation or administration of, or otherwise with respect to, this Agreement or any other Credit Document.

“Overnight Rate” shall mean, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Effective Rate and (ii) an overnight rate determined by the Administrative Agent, the Letter of Credit Issuer, or the Swingline Lender, as the case may be, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in any Alternative Currency, the rate of interest per annum at which overnight deposits in such Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of the Administrative Agent in the applicable offshore interbank market for such Alternative Currency to major banks in such interbank market.

“Parallel Debt” shall have the meaning provided in Section 15.2.

“Parallel Debtor” shall have the meaning provided in Section 15.1.

“Parent Borrower” shall have the meaning set forth in the preamble to this Agreement.

“Parent Company” means, with respect to a Lender, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, of such Lender, or any Person owning, beneficially or of record, directly or indirectly, a majority of the shares of such Lender.

“Participant” shall have the meaning provided in Section 14.6(c).

“Participating Member State” shall mean each state so described in any EMU Legislation.

“Patriot Act” shall have the meaning provided in Section 14.18.

“PBGC” shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

“Pension Act” shall mean the Pension Protection Act of 2006, as it presently exists or as it may be amended from time to time.

“Perfection Certificate” shall mean a certificate of each Borrower in the form of Exhibit C or any other form approved by the Administrative Agent.

“Permitted Acquisition” shall mean the acquisition, by merger or otherwise, by the Parent Borrower or any of the Restricted Subsidiaries of assets or Stock or Stock Equivalents, so long as:

(a)                                 such acquisition and all transactions related thereto shall be consummated in accordance with applicable law;

(b)                                 such acquisition shall (1) result in each of the issuer of such Stock or Stock Equivalents and its Subsidiaries becoming a Restricted Subsidiary and a Credit Party, to the extent required by Section 9.11 or (2) be of Stock or Stock Equivalents from minority interest holders in a Restricted Subsidiary;

(c)                                  each Person (or, as applicable, the assets) so acquired shall be in (or with respect to assets, useful for engaging in) the same or generally related line of business as conducted by the Parent and its Subsidiaries on the Restatement Effective Date,

(d)                                 both before and after giving effect to such acquisition, no Default or Event of Default shall have occurred and be continuing;

(e)                                  the aggregate fair market value (as determined in good faith by the Parent Borrower) of all Investments funded or financed in, and the purchase price of, any Persons that do not become U.S. Obligations Guarantors in connection with all such acquisitions following the Restatement Effective Date in reliance on Section 10.5(h) shall not exceed:

(i)                                     $300,000,000 with respect only to acquisitions of Persons that become Restricted Domestic Subsidiaries and acquisitions of assets by Restricted Domestic Subsidiaries (provided, however, that the limitation set forth in this part (e)(i) shall not apply with respect to any acquisition (1) of any Restricted Subsidiary that becomes a U.S. Obligations Guarantor or of any additional equity interests in any U.S. Obligations Guarantor (whether such Restricted Subsidiary was existing on the Restatement Effective Date or subsequently acquired pursuant to a Permitted Acquisition) or (2) where, both immediately before and after giving effect to such acquisition (and including any payments and Indebtedness incurred or assumed in connection with such acquisition), the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio is not greater than 4.25 to 1.00, on a Pro Forma Basis (but excluding from the calculation of Consolidated Total Debt any netting in respect of Unrestricted Cash that would result from the incurrence of any such Indebtedness being incurred in connection with such acquisition), or

(ii)                                  $300,000,000 with respect only to acquisitions of Persons that become Restricted Non-Domestic Subsidiaries and acquisitions of assets by Restricted Non-Domestic Subsidiaries (provided, however, that the limitation set forth in this part (e)(ii) shall not apply with respect to any acquisition where, both immediately before and after giving effect to such acquisition (and including any payments and Indebtedness incurred or assumed in connection with such acquisition), the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio is not greater than 4.25 to 1.00, on a Pro Forma Basis (but excluding from the calculation of Consolidated Total Debt any netting in respect of Unrestricted Cash that would result from the incurrence of any such Indebtedness being incurred in connection with such acquisition); and

(f)                                   with respect to any such proposed acquisition with an aggregate purchase price greater than $50,000,000, the Parent Borrower shall have delivered a certificate of an Authorized Officer stating that the contemplated acquisition fulfills all elements of this definition.

“Permitted Additional Debt” shall mean subordinated or senior Indebtedness (which Indebtedness may (x) be unsecured, (y) have the same lien priority on the Collateral as the Obligations on a pari passu basis to the extent incurred in accordance with the terms hereof (to the extent such Permitted Additional Debt is incurred pursuant to Section 10.1(m), 10.1(n)(i)(a), or 10.1(o) or (z) be secured by a Lien on the Collateral ranking junior to the Lien securing the First Lien Obligations (to the extent such Permitted Additional Debt is incurred pursuant to Section 10.1(m), 10.1(n)(i)(a), or 10.1(o)) issued by the Parent Borrower,

(a)                                 the terms of which

(i)                                     do not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the Series ~~2018~~2021 Extended Term Loan Maturity Date (or, if later, the latest New Term Loan Maturity Date or any extension of any Term Loan Maturity Date or New Term Loan Maturity Date, or, if later, any extension of any Revolving Credit Maturity Date) (other than customary offers to purchase upon a change of control, asset sale or event of loss and customary acceleration rights after an event of default) and

(ii)                                  to the extent the same are subordinated, provide for customary subordination to the Obligations under the Credit Documents,

(b)                                 the covenants, events of default, guarantees and other terms of which (other than interest rate and redemption premiums), taken as a whole, are not more restrictive to the Parent Borrower and the Restricted Subsidiaries than those herein and in the other Credit Documents (nor, to the extent such Permitted Additional Debt constitutes refinancing Indebtedness of the Senior Notes (and all refinancings thereof), more restrictive than those applicable to the Senior Notes (or any refinancing thereof) being so refinanced, (or, to the extent such Permitted Additional Debt constitutes refinancing Indebtedness of the Senior Subordinated Notes (and all refinancings thereof), than those applicable to the Senior Subordinated Notes (or any refinancing thereof) being so refinanced (and, in the case of Permitted Additional Debt that constitutes refinancing Indebtedness of the Senior Subordinated Notes (and all refinancings thereof), the subordination provisions governing such Permitted Additional Debt shall be no less favorable to the Lenders than the subordination provisions governing such Senior Subordinated Notes)); provided that a certificate of an Authorized Officer of the Parent Borrower is delivered to the Administrative Agent at least five Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Parent Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Parent Borrower within such period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees);

(c)                                  in respect of which (i) no Subsidiary of the Parent Borrower (other than a U.S. Obligations Guarantor or any guarantor of the Indebtedness being refinanced by such Permitted Additional Debt, if applicable) is an obligor, and (ii) the Parent Borrower is the issuer; and

(d)                                 which, if secured, (x) are secured by no asset or property that is not Collateral securing the Obligations and (y) the applicable representative of such Indebtedness has become a party to the First Lien Intercreditor Agreement or Second Lien Intercreditor Agreement as the case may be.

“Permitted Additional Debt Documents” shall mean any document or instrument (including any guarantee, security agreement or mortgage) issued or executed and delivered with respect to any Permitted Additional Debt by any Credit Party.

“Permitted Additional Debt Obligations” shall mean, if any Permitted Additional Debt is issued or incurred, all advances to, and debts, liabilities, obligations, covenants and duties of, any Credit Party arising under any Permitted Additional Debt Document, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Credit Party of any proceeding under any bankruptcy or insolvency law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding (it being understood, for the avoidance of doubt, that Permitted Additional Debt Obligations may be incurred or issued by all or by fewer than all of the Credit Parties, subject to clause (c) of the definition of “Permitted Additional Debt”).

“Permitted Additional Debt Secured Parties” shall mean the holders from time to time of secured Permitted Additional Debt Obligations (and any representative on their behalf).

“Permitted Debt Exchange” shall have the meaning given to such term in Section 2.16(a).

“Permitted Debt Exchange Notes” shall have the meaning given to such term in Section 2.16(a).

“Permitted Debt Exchange Offer” shall have the meaning given to such term in Section 2.16(a).

“Permitted Holders” shall mean each direct or indirect, beneficial and of record, holder of the voting power of the outstanding Voting Stock of the Parent Borrower as of the Restatement Effective Date, including any limited partners of Holdings as of the Restatement Effective Date.

“Permitted Investments” shall mean:

(a)                                 securities issued or unconditionally guaranteed by the United States government or any agency or instrumentality thereof, in each case having maturities and/or reset dates of not more than 12 months from the date of acquisition thereof;

(b)                                 securities issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof having maturities of not more than 12 months from the date of acquisition thereof and, at the time of acquisition, having the highest investment grade rating generally obtainable from both S&P and Moody’s (or, if at any time either S&P nor Moody’s shall be rating such obligations, then from whichever is continuing to rate such obligations and from another nationally recognized rating service);

(c)                                  commercial paper maturing no more than 12 months after the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 and P-1 from S&P and Moody’s, respectively (or, if at any time either S&P nor Moody’s shall be rating such obligations, then an equivalent rating from whichever is continuing to rate such obligations and from another nationally recognized rating service);

(d)                                 domestic and LIBOR certificates of deposit or bankers’ acceptances maturing no more than one year after the date of acquisition thereof issued by any Lender or any other bank having combined capital and surplus of not less than $500,000,000 in the case of domestic banks and $100,000,000 (or the Dollar Equivalent thereof) in the case of foreign banks;

(e)                                  repurchase agreements with a term of not more than 30 days for underlying securities of the type described in clauses (a), (b) and (d) above entered into with any bank meeting the qualifications specified in clause (d) above or securities dealers of recognized national standing;

(f)                                   marketable short-term money market and similar securities having a rating of at least A-1 and P-1 from S&P and Moody’s, respectively (or, if at any time either S&P or Moody’s shall not be rating such obligations, then an equivalent rating from whichever is continuing to rate such obligations and from another nationally recognized rating service);

(g)                                  shares of investment companies that are registered under the Investment Company Act of 1940 and substantially all the investments of which are one or more of the types of securities described in clauses (a) through (f) above; and

(h)                                 in the case of Investments by any Restricted Non-Domestic Subsidiary made in a country outside the United States of America, other customarily utilized high-quality Investments of credit quality and liquidity equivalent to clauses (a) through (g) above in the country where such Restricted Non-Domestic Subsidiary is located or in which such Investment is made.

“Permitted Liens” shall mean:

(a)                                 Liens for taxes, assessments or governmental charges or claims not yet overdue for a period of more than 30 days or that are being contested in good faith and by appropriate proceedings for which appropriate reserves have been established to the extent required by and in accordance with GAAP, or for property taxes on property that the Parent Borrower or one of its Subsidiaries has determined to abandon if the sole recourse for such tax, assessment, charge or claim is to such property;

(b)                                 Liens in respect of property or assets of the Parent Borrower or any of the Subsidiaries imposed by law, such as carriers’, warehousemen’s and mechanics’ Liens and other similar Liens arising in the ordinary course of business, in each case so long as such Liens arise in the ordinary course of business and do not individually or in the aggregate have a Material Adverse Effect;

(c)                                  Liens arising from judgments or decrees in circumstances not constituting an Event of Default under Section 11.11;

(d)                                 Liens incurred or deposits made in connection with workers’ compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations (including, without limitation, Liens and deposits to secure letters of credit issued to the Department of Education or other Governmental Authority supporting Title IV funding participation in student financial assistance programs under Title IV of the Higher Education Act of 1965, as amended (or any replacement thereof)), surety and appeal bonds, bids, leases (including, without limitation, any Liens or deposits to secure any bank guarantee or letter of credit issued to secure any lease), government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business or otherwise constituting Investments permitted by Section 10.5;

(e)                                  ground leases in respect of real property on which facilities owned or leased by the Parent Borrower or any of its Subsidiaries are located;

(f)                                   easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the business of the Parent Borrower and its Subsidiaries, taken as a whole;

(g)                                  any interest or title of a lessor or secured by a lessor’s interest under any lease permitted by this Agreement;

(h)                                 Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(i)                                     Liens on goods the purchase price of which is financed by a documentary letter of credit issued for the account of the Parent Borrower or any of its Subsidiaries, provided that such Lien secures only the obligations of the Parent Borrower or such Subsidiaries in respect of such letter of credit to the extent permitted under Section 10.1;

(j)                                    leases, licenses, subleases or sublicenses granted to others not interfering in any material respect with the business of the Parent Borrower and its Subsidiaries, taken as a whole;

(k)                                 Liens arising from precautionary Uniform Commercial Code financing statement or similar filings made in respect of operating leases entered into by the Parent Borrower or any of its Subsidiaries;

(l)                                     Liens created in the ordinary course of business in favor of banks and other financial institutions over credit balances of any bank accounts of the Parent Borrower and the Restricted Subsidiaries held at such banks or financial institutions, as the case may be, to facilitate the operation of cash pooling and/or interest set-off arrangements in respect of such bank accounts in the ordinary course of business; and

(m)                             any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of the Parent Borrower and its Subsidiaries, taken as a whole.

“Permitted Sale Leaseback” shall mean any Sale Leaseback consummated by the Parent Borrower or any of the Restricted Subsidiaries after the Restatement Effective Date, provided that any such Sale Leaseback between a U.S. Credit Party and a Person that is not a U.S. Credit Party is consummated for fair value as determined at the time of consummation in good faith by (i) the Parent Borrower or such other U.S. Credit Party and (ii) in the case of any Sale Leaseback (or series of related Sale Leasebacks) the aggregate proceeds of which exceed $30,000,000, the board of directors of the Parent Borrower or such U.S. Credit Party (which such determination may take into account any retained interest or other Investment of the Parent Borrower or such U.S. Credit Party in connection with, and any other material economic terms of, such Sale Leaseback).

“Permitted SLB Investments” shall mean (a) any Permitted Acquisition, including any Foreign Acquisition, (b) any investments that are acquisitions permitted pursuant to Section 10.5(s), (c) any capital expenditures of any Restricted Subsidiary, and (d) general reinvestment into the business of the Parent Borrower and its Restricted Subsidiaries provided that, with respect to each of (a), (b), (c) and (d) above, (i) any proceeds received by the Parent Borrower or any Domestic Subsidiary in connection with a Permitted Sale Leaseback must be re~~v~~invested in the Parent Borrower or a Restricted Domestic Subsidiary and (ii) if the assets sold in a Permitted Sale Leaseback constituted Collateral the proceeds in respect thereof must be reinvested in Collateral.

“Permitted SLB/Lien Prepayment Event” shall mean the issuance or incurrence by the Parent Borrower or any of the Restricted Subsidiaries of any Indebtedness secured by a Lien permitted under Section 10.2(s).

“Permitted Student Loan Securitization Transaction” shall mean any transfer by any Restricted Subsidiary of student loans or related accounts receivable or interests therein (collectively, “Student Loans”) (a) to a trust, partnership, corporation or other “conduit” entity, which transfer is funded in whole or in part, directly or indirectly, by the incurrence or issuance by the transferee or any successor transferee of Indebtedness or other securities that are to receive payments from, or that represent interests in, the cash flow derived from such Student Loans, or (b) directly to one or more investors.  The “amount” of any Permitted Student Loan Securitization Transaction shall be deemed at any time to be (i) the aggregate principal or stated amount of the Indebtedness or other securities referred to in clause (a) of the preceding sentence or (ii) if there shall be no such principal or stated amount or such Permitted Student Loan Securitization Transaction shall be in the form of a direct sale to one or more investors, the uncollected amount of the Student Loans transferred pursuant to the Permitted Student Loan Securitization Transaction net of any such Student Loans that have been written off as uncollectible.  The aggregate amount of Permitted Student Loan Securitization Transactions shall not in the aggregate exceed $150,000,000 outstanding at any time.

“Person” shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any Governmental Authority.

“PIK Interest Amount” shall mean the aggregate principal amount of all increases in outstanding principal amount of Toggle Notes and issuances of PIK Notes (as defined in the Senior Notes Indenture) in connection with an election by the Parent Borrower to pay interest on the Toggle Notes in kind.

“Plan” shall mean any multiemployer or single-employer plan, as defined in Section 4001 of ERISA and subject to Title IV of ERISA, that is or was within any of the preceding six plan years maintained or contributed to by (or to which there is or was an obligation to contribute or to make payments to) the Parent Borrower or an ERISA Affiliate.

“Platform” shall have the meaning provided in Section 14.17.

“Post-Acquisition Period” shall mean, with respect to any Permitted Acquisition or Investment described in the definition of “Specified Transaction”, the period beginning on the date such Permitted Acquisition or such Investment is consummated and ending on the last day of the sixth full consecutive fiscal quarter immediately following the date on which such Permitted Acquisition or Investment is consummated.

“Potential Defaulting Lender” means, at any time, a Lender (i) as to which an event of the kind referred to in the definition of “Lender Insolvency Event” has occurred and is continuing in respect of any financial institution affiliate of such Lender, or (ii) as to which the Administrative Agent has in good faith determined and notified the Borrowers that such Lender or its Parent Company or a Subsidiary thereof has defaulted on its funding obligations under any other loan agreement or credit agreement or other financing agreement or (iii) that has, or whose Parent Company has, a non-investment grade rating from Moody’s or S&P or another nationally recognized rating agency.  Any determination that a Lender is a Potential Defaulting Lender under any of clauses (i) through (iii) above shall be made by the Administrative in its sole discretion acting in good faith.  The Administrative Agent will promptly notify all parties hereto upon any determination that a Lender has become a Potential Defaulting Lender.

“Preferred Stock” shall mean any Stock or Stock Equivalents with preferential rights of payment of dividends or upon liquidation, dissolution or winding up.

“Prepayment Event” shall mean any Asset Sale Prepayment Event, Debt Incurrence Prepayment Event, Casualty Event, Permitted SLB/Lien Prepayment Event or ~~any~~ Permitted Sale Leaseback.

“Prime Rate” shall mean the “prime rate” referred to in the definition of ABR.

“Prior Financial Statements” shall have the meaning provided in Section 1.8.

“Pro Forma Adjustment” shall mean, for any Test Period that includes all or any part of a fiscal quarter included in any Post-Acquisition Period, with respect to the Acquired EBITDA of the applicable Acquired Entity or Business or Converted Restricted Subsidiary or the Consolidated EBITDA of the Parent Borrower, the pro forma increase or decrease in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, arising out of events which (a) are directly attributable to a specific transaction, (b) are factually supportable and are expected to have a continuing impact, and (c) are in each case (except for adjustments in the aggregate not exceeding $15,000,000 in any Test Period) determined on a basis consistent with Article 11 of Regulation S-X promulgated under the Securities Act and as interpreted by the staff of the SEC; provided that (i) at the election of the Parent Borrower, such Pro Forma Adjustment shall not be required to be determined for any Acquired Entity or Business or Converted Restricted Subsidiary to the extent the aggregate consideration paid in connection with such acquisition was less than $10,000,000 and (ii) so long as such actions are taken during such Post-Acquisition Period or such costs are incurred during such Post-Acquisition Period, as applicable, it may be assumed, for purposes of projecting such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, that the applicable amount of such cost savings will be realizable during the entirety of such Test Period, or the applicable amount of such additional costs, as applicable, will be incurred during the entirety of such Test Period; provided, further, that any such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, shall be without duplication for cost savings or additional costs already included in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, for such Test Period.

“Pro Forma Adjustment Certificate” shall mean any certificate of an Authorized Officer of the Parent Borrower delivered pursuant to Section 9.1(g) or Section 9.1(c).

~~“Pro Forma Balance Sheet” shall have the meaning provided in Section 8.9.~~

“Pro Forma Basis”, “Pro Forma Compliance” and “Pro Forma Effect” shall mean, with respect to compliance with any test or covenant hereunder, that (A) to the extent applicable, the Pro Forma Adjustment shall have been made and (B) all Specified Transactions and the following transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement in such test or covenant: (a) income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction, (i) in the case of a sale, transfer or other disposition of all or substantially all Capital Stock in any Subsidiary of the Parent Borrower or any division, product line, or facility used for operations of the Parent Borrower or any of its Subsidiaries, shall be excluded, and (ii) in the case of a Permitted Acquisition or Investment described in the definition of “Specified Transaction”, shall be included, (b) any retirement of Indebtedness, and (c) any incurrence or assumption of Indebtedness by the Parent Borrower or any of the Restricted Subsidiaries in connection therewith (it being agreed that if such Indebtedness has a floating or formula rate, such Indebtedness shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate that is or would be in effect with respect to such Indebtedness as at the relevant date of determination); provided that, without limiting the application of the Pro Forma Adjustment pursuant to (A) above (but without duplication thereof), the foregoing pro forma adjustments may be applied to any such test or covenant solely to the extent that such adjustments are consistent with the definition of Consolidated EBITDA and give effect to events (including operating expense reductions) that are (i) (x) directly attributable to such transaction, (y) expected to have a continuing impact on the Parent Borrower and the Restricted Subsidiaries and (z) factually supportable or (ii) otherwise consistent with the definition of Pro Forma Adjustment.

“Pro Forma Financial Statements” shall have the meaning provided in Section 8.9.

“Pro Forma Entity” shall have the meaning provided in the definition of the term “Acquired EBITDA.”

“Projections” shall have the meaning provided in Section 9.1(h).

“Qualified ECP Guarantor” means in respect of any Swap Obligation, each Credit Party that, at the time the relevant guarantee (or grant of the relevant security interest, as applicable) becomes or would become effective with respect to such Swap Obligation, has total assets exceeding $10,000,000 or otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and which may cause another person to qualify as an “eligible contract participant” with respect to such Swap Obligation at such time by entering into a keepwell pursuant to section 1a(18)(A)(v)(II) of the Commodity Exchange Act (or any successor provision thereto).

“Qualified Equity Issuance” means the issuance by the Parent Borrower of any common or preferred Stock, in one or more issuances, that generates gross proceeds in an aggregate amount equal to or more than $400,000,000.

“Qualified Lien Intercreditor Agreement” shall have the meaning provided in Section 10.2(t).

“Qualified Public Offering” means the issuance by the Parent Borrower of its common Stock in an initial public offering that generates gross proceeds to the Parent Borrower of at least (i) $400,000,000 or (ii) 10% of the equity value of the Parent Borrower.

“Qualified Refinancing Debt” shall have the meaning provided in Section 10.1(z).

“Qualified Refinancing Liens” shall have the meaning provided in Section 10.2(t).

“Qualifying IPO” shall mean the issuance by the Parent Borrower or any direct or indirect holding company of the Parent Borrower of its common Stock in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act (whether alone or in connection with a secondary public offering).

“Real Estate” shall have the meaning provided in Section 9.1(e).

“Refinanced Term Loans” shall have the meaning provided in Section 14.1.

~~“Refinancing Permitted Additional Debt” shall have the meaning provided in Section 10.1(n).~~

“Register” shall have the meaning provided in Section 14.6(b)(iv).

“Registration Rights Agreement” shall mean the Exchange and Registration Rights Agreement dated May 13, 2008 related to the Senior Notes or the Senior Subordinated Notes by and among the Parent Borrower, the other Credit Parties party thereto and the financial institutions party thereto, as such agreement may be amended, modified or supplemented from time to time and, with respect to any additional notes issued pursuant to the Indentures, one or more registration rights agreements between the Parent Borrower and the other parties thereto, as such agreement(s) may be amended, modified or supplemented from time to time, relating to rights given by the Parent Borrower to the purchasers of such additional notes to register such additional notes under the Securities Act.

“Regulation D” shall mean Regulation D of the Board as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

“Regulation T” shall mean Regulation T of the Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

“Regulation U” shall mean Regulation U of the Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

“Regulation X” shall mean Regulation X of the Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

“Reimbursement Date” shall have the meaning provided in Section 3.4(a).

“Reinvestment Period” shall mean (i) with respect to an Asset Sale Prepayment Event or Casualty Event, 15 months following the date of receipt of Net Cash Proceeds of an Asset Sale Prepayment Event or Casualty Event and (ii) with respect to a Permitted Sale Leaseback or a Permitted SLB/Lien Prepayment Event, 360 days following the date of receipt of Net Cash Proceeds of a Permitted Sale Leaseback or a Permitted SLB/Lien Prepayment Event.

“Rejection Notice” shall have the meaning provided in Section 5.2(h).

“Related Parties” shall mean, with respect to any specified Person, such Person’s Affiliates and the directors, officers, employees, agents, trustees and advisors of such Person and any Person that possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise.

“Repayment Amount” shall mean the Closing Date Term Loan Repayment Amount, the Delayed Draw Term Loan Repayment Amount, the Series 2021 Extended Term Loan Repayment Amount, the Series 2018 Extended Term Loan Repayment Amount~~, the Series A New Term Loan Repayment Amount, with respect to the Series B Additional Term Loans, the repayment amount set forth in Section 2 of the Series B Additional Term Loan Joinder Agreement~~ or, with respect to any Series of New Term Loans, the New Term Loan Repayment Amount, as applicable.

“Replacement Term Loans” shall have the meaning provided in Section 14.1.

“Reportable Event” shall mean an event described in Section 4043 of ERISA and the regulations thereunder, other than any event as to which the thirty day notice period has been waived.

“Repricing Transaction” means the prepayment or refinancing of all or a portion of the Term Loans with the incurrence by the Parent Borrower or any Restricted Subsidiary of any long-term bank debt financing incurred for the primary purpose of repaying, refinancing, substituting or replacing all or a portion of the Term Loans and having an effective interest cost or weighted average yield (as determined by the Administrative Agent consistent with generally accepted financial practice and, in any event, excluding any arrangement or commitment fees in connection therewith) that is less than the interest rate for or weighted average yield (as determined by the Administrative Agent on the same basis) of such Term Loans, including without limitation, as may be effected through any amendment to this Agreement relating to the interest rate for, or weighted average yield of, such Term Loans.

“Required Series 2018 Extended Term Loan Lenders” shall mean, at any date, Non-Defaulting Lenders having or holding a majority of the aggregate outstanding principal amount of the New Series 2018 Extended Term Loans (excluding New Series 2018 Extended Term Loans held by Defaulting Lenders) at such date, in each case, excluding any New Series 2018 Extended Term Loans held by Affiliated Lenders.

“Required Series 2021 Extended Term Loan Lenders” shall mean, at any date, Non-Defaulting Lenders having or holding a majority of the aggregate outstanding principal amount of the Series 2021 Extended Term Loans (excluding Series 2021 Extended Term Loans held by Defaulting Lenders) at such date, in each case, excluding any Series 2021 Extended Term Loans held by Affiliated Lenders.

“Required Lenders” shall mean, at any date, Non-Defaulting Lenders having or holding a majority of the Dollar Equivalent of the sum of (i) the Revolving Credit Exposure at such date, (ii) the Adjusted Total Term Loan Commitment at such date and (iii) the outstanding principal amount of the Term Loans (excluding Term Loans held by Defaulting Lenders) at such date, in each case excluding Revolving Credit Exposure, Adjusted Total Term Loan Commitments and Term Loans held by Affiliated Lenders.

“Required Spanish Revolving Credit Lenders” shall mean, at any date, Non-Defaulting Lenders holding a majority of the Adjusted Total Spanish Revolving Credit Commitment at such date (or, if the Total Spanish Revolving Credit Commitment has been terminated at such time, a majority of the Spanish Revolving Credit Exposure (excluding Spanish Revolving Credit Exposure of Defaulting Lenders) at such time), in each case excluding Spanish Revolving Credit Commitments and Spanish Revolving Credit Exposure held by Affiliated Lenders.

“Required U.S. Revolving Credit Lenders” shall mean, at any date, Non-Defaulting Lenders holding a majority of the Adjusted Total U.S. Revolving Credit Commitment at such date (or, if the Total U.S. Revolving Credit Commitment has been terminated at such time, a majority of the U.S. Revolving Credit Exposure (excluding U.S. Revolving Credit Exposure of Defaulting Lenders) at such time), in each case, excluding U.S. Revolving Credit Commitments and U.S. Revolving Credit Exposure held by Affiliated Lenders.

“Required Term Loan Lenders” shall mean, at any date, Non-Defaulting Lenders having or holding a majority of the sum of (a) the Adjusted Total Term Loan Commitment at such date and (b) the aggregate outstanding principal amount of the Term Loans (excluding Term Loans held by Defaulting Lenders) at such date, in each case, excluding Term Loans and Adjusted Total Term Loan Commitments held by Affiliated Lenders.

“Requirement of Law” shall mean, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or assets or to which such Person or any of its property or assets is subject.

“Restatement Effective Date” shall have the meaning provided for such term in the Second Amendment.

“Restatement Effective Date Reallocation Amount” shall mean, for any Revolving Credit Lender, an amount equal to (a) the amount such Revolving Credit Lender shall be deemed to have received pursuant to the prepayment of all U.S. Revolving Credit Loans and all Spanish Revolving Credit Loans then outstanding on the Restatement Effective Date pursuant to Section 2.1(h)(i) minus (b) the amount such Revolving Credit Lender shall be deemed to have made available to the Borrower pursuant to the Borrowing of U.S. Revolving Credit Loans and Spanish Revolving Credit Loans pursuant to Section 2.1(h)(ii).

“Restricted Domestic Subsidiary” shall mean any Domestic Subsidiary that is a Restricted Subsidiary.

“Restricted Non-Domestic Subsidiary” shall mean a Non-Domestic Subsidiary that is a Restricted Subsidiary.

“Restricted Subsidiary” shall mean any Subsidiary of the Parent Borrower or the Foreign Subsidiary Borrower, as the case may be, other than an Unrestricted Subsidiary.

“Retained Declined Proceeds” shall have the meaning provided in Section 5.2(h).

“Revaluation Date” shall mean (a) with respect to any Revolving Credit Loan or Swingline Loan, each of the following: (i) each date of a Borrowing of a Revolving Credit Loan or Swingline Loan, (ii) each date of a continuation of a Revolving Credit Loan pursuant to Section 2.6, and (iii) such additional dates as the Administrative Agent shall determine or the Required U.S. Revolving Credit Lenders or Required Spanish Revolving Credit Lenders (as applicable), or Swingline Lender (with respect to U.S. Revolving Credit Loans) shall require; and (b) with respect to any Letter of Credit, each of the following: (i) each date of issuance of any such Letter of Credit, (ii) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof, (iii) each date of any payment by the applicable Letter of Credit Issuer under any Letter of Credit, and (iv) such additional dates as the Administrative Agent or the Letter of Credit Issuer shall determine or the Required U.S. Revolving Credit Lenders or Required Spanish Revolving Credit Lenders (as applicable) shall require.

“Revolving Credit Commitment” shall mean a U.S. Revolving Credit Commitment or a Spanish Revolving Credit Commitment.

“Revolving Credit Commitment Fee” shall have the meaning provided in Section 4.1(a).

“Revolving Credit Commitment Fee Rate” shall mean, with respect to the Available Commitment on any day, and with respect to (i) Series 2013 Revolving Credit Commitments, the rate per annum set forth below opposite the Status in effect on such day and (ii) Series 2016 Revolving Credit Commitments, the rate per annum is 0.625%.

Status	Commitment Fee Rate with respect to Series 2013 Revolving Credit Loans
Level I Status	0.50%
Level II Status	0.375%

Notwithstanding the foregoing, the term “Revolving Credit Commitment Fee Rate” shall mean 0.50% during the period from and including the Closing Date to but excluding the Trigger Date.

“Revolving Credit Exposure” shall mean, with respect to any Revolving Credit Lender at any time, the sum of the U.S. Revolving Credit Exposure and Spanish Revolving Credit Exposure of such Lender at such time.

“Revolving Credit Extension Request” shall have the meaning given to such term in Section 2.15(b).

“Revolving Credit Lender” shall mean, at any time, any Lender that has a Revolving Credit Commitment at such time.

“Revolving Credit Loan” and “Revolving Credit Loans” shall have the meanings provided in Section 2.1(b).

“Revolving Credit Maturity Date” shall mean any date on which any Revolving Credit Loan shall mature and become fully due and payable, including the Series 2013 Revolving Credit Maturity Date and the Series 2016 Revolving Credit Maturity Date.

“Revolving Credit Termination Date” shall mean the date on which the Revolving Credit Commitments shall have terminated, no Revolving Credit Loans shall be outstanding and the Letter of Credit Outstandings shall have been reduced to zero or Cash Collateralized.

“S&P” shall mean Standard & Poor’s Ratings Services or any successor by merger or consolidation to its business.

“Sale Leaseback” shall mean any transaction or series of related transactions pursuant to which the Parent Borrower or any of the Restricted Subsidiaries (a) sells, transfers or otherwise disposes of any property, real or personal, whether now owned or hereafter acquired, and (b) as part of such transaction, thereafter rents or leases such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold, transferred or disposed; provided that a transaction otherwise qualifying as a Sale Leaseback pursuant to this definition will be a Sale Leaseback regardless of whether accounting treatment (pursuant to ASC 840 or otherwise) characterizes the transaction as a sale and lease or as a financing transaction, and such Sale Leaseback transaction (to the extent otherwise qualifying as a Permitted Sale Leaseback) will be subject to Sections 10.1(k), 10.4(n), 10.5(w), and 10.8 as though treated as a sale and lease for accounting purposes.

“Scheduled Dispositions” shall have the meaning provided in Section 10.4.

“SEC” shall mean the Securities and Exchange Commission or any successor thereto.

“Second Amendment” shall mean that certain Second Amendment to Credit Agreement dated as of June 16, 2011, by and among the Borrowers, the other Credit Parties, the Lenders party thereto, Goldman Sachs Credit Partners L.P., as the administrative agent and collateral agent under the Existing Credit Agreement, and Citibank, N.A., as Arranger, each Letter of Credit Issuer and Goldman Sachs Credit Partners L.P., as the resigning Swingline Lender.

“Second Amendment” shall mean that certain Second Amendment to Amended and Restated Credit Agreement, dated as of April 23, 2013, among Laureate Education, Inc., Iniciativas Culturales de España S.L., Citibank, N.A., as Administrative Agent and Collateral Agent, and the certain financial institutions listed on the signature pages thereto.

“Second ARCA Amendment Effective Date” shall mean April 23, 2013.

“Second Lien Intercreditor Agreement” shall mean an Intercreditor Agreement substantially in the form of Exhibit K among the Administrative Agent, the Collateral Agent and the representatives for purposes thereof for any other Permitted Additional Debt Secured Parties that are holders of Permitted Additional Debt Obligations having a Lien on the Collateral ranking junior to the Lien securing the Obligations, with such changes thereto as may be reasonably acceptable to the Administrative Agent; provided that such changes are not materially adverse to the Lenders.

“Section 2.15 Additional Amendment” shall have the meaning given to such term in Section 2.15(d).

“Section 9.1 Financials” shall mean the financial statements delivered, or required to be delivered, pursuant to Section 9.1(a) or (b) together with the accompanying officer’s certificate delivered, or required to be delivered, pursuant to Section 9.1(c).

“Secured Hedge Agreement” shall mean any U.S. Obligations Secured Hedge Agreement or Foreign Obligations Secured Hedge Agreement, as applicable.

“Secured Parties” shall mean the U.S. Obligations Secured Parties and the Foreign Obligations Secured Parties, collectively.

“Securitization” shall mean a public or private offering by a Lender or any of its Affiliates or their respective successors and assigns of securities or notes which represent an interest in, or which are collateralized, in whole or in part, by the Loans and the Lender’s rights under the Credit Documents.

“Security Documents” shall mean the U.S. Obligations Security Documents and the Foreign Obligations Security Agreements, collectively.

“Senior Notes” shall mean (a) 10% Senior Cash Pay Notes Due 2015 and 10 1/4%/11% Senior Toggle Notes Due 2015 (the “Toggle Notes”) issued under the Senior Notes Indenture and (b) any modification, replacement, refinancing, refunding, renewal or extension thereof that constitutes Permitted Additional Debt; provided that any such replacement or refinancing of the Senior Notes shall be unsecured and shall have the Parent Borrower as the borrower or issuer thereof and shall have no guarantors that do not guarantee the U.S. Obligations.

“Senior Notes Indenture” shall mean the Senior Indenture dated May 13, 2008, among the Parent Borrower, the guarantors party thereto and a trustee, pursuant to which the Senior Notes were issued, as the same may be amended, supplemented or otherwise modified from time to time in accordance therewith.

“Senior Secured Incurrence Test” shall mean, as of any date, with respect to the last day of the most recently ended Test Period, the Consolidated EBITDA to Consolidated Interest Expense Ratio shall be no less than 2.00 to 1.00.

“Senior Subordinated Notes” shall mean (a) 11 3/4% Senior Subordinated Notes Due 2017 issued under the Senior Subordinated Notes Indenture and (b) any modification, replacement, refinancing, refunding, renewal or extension thereof that constitutes Permitted Additional Debt; provided that any such replacement or refinancing of the Senior Subordinated Notes shall be unsecured, shall have the Parent Borrower as the borrower or issuer, shall have no guarantees that do not guarantee the U.S. Obligations and shall be subordinated to the U.S. Obligations on terms no less favorable to the Lenders than the subordination provisions contained in the Senior Subordinated Notes Indenture.

“Senior Subordinated Notes Indenture” shall mean the Senior Subordinated Indenture dated May 13, 2008, among the Parent Borrower, the guarantors party thereto and a trustee, pursuant to which the Senior Subordinated Notes were issued, as the same may be amended, supplemented or otherwise modified from time to time in accordance therewith.

“Series” shall have the meaning provided in Section 2.14.

“Series 2013 Revolving Credit Commitment” shall mean a Series 2013 U.S. Revolving Credit Commitment and/or a Series 2013 Spanish Revolving Credit Commitment.

“Series 2013 Revolving Credit Exposure” shall mean, with respect to any Series 2013 Revolving Credit Lender at any time, the sum of the Series 2013 U.S. Revolving Credit Exposure and Series 2013 Spanish Revolving Credit Exposure of such Series 2013 Revolving Credit Lender at such time.

“Series 2013 Revolving Credit Lender” shall mean any Lender with a Series 2013 Revolving Credit Commitment, a Series 2013 Revolving Credit Loan or any Series 2013 Revolving Credit Exposure.

“Series 2013 Revolving Credit Loan” shall mean any Series 2013 U.S. Revolving Credit Loans or any Series 2013 Spanish Revolving Credit Loans and “Series 2013 Revolving Credit Loans” shall be the collective reference to all Series 2013 U.S. Revolving Credit Loans and Series 2013 Spanish Revolving Credit Loans.

“Series 2013 Revolving Credit Maturity Date” shall mean the sixth anniversary of the Closing Date or, if such date is not a Business Day, the next preceding Business Day.

“Series 2013 Revolving Credit Termination Date” shall mean the date on which the Series 2013 Revolving Credit Commitments shall have terminated, no Series 2013 Revolving Credit Loans shall be outstanding and the Letter of Credit Outstandings of the Series 2013 Revolving Credit Lenders shall have been reduced to zero or Cash Collateralized.

“Series 2013 Spanish Revolving Credit Commitment” shall mean, (a) with respect to each Spanish Revolving Credit Lender on the Restatement Effective Date that does not execute the Second Amendment as (i) a Series 2016 Spanish Revolving Credit Lender, (ii) a

Converting Revolving Credit Lender with respect to all or a portion of its Spanish Revolving Credit Loans or (iii) a Series 2018 Extended Term Loan Lender with respect to all or a portion of its Spanish Revolving Credit Loans, the amount, if any, of the Spanish Revolving Credit Commitment as of the Restatement Effective Date of such Series 2013 Spanish Revolving Credit Lender, in the amount set forth opposite such Spanish Revolving Credit Lender’s name on Schedule 1.1(c) as such Spanish Revolving Credit Lender’s “Series 2013 Spanish Revolving Credit Commitment”, which shall terminate on the Series 2013 Revolving Credit Maturity Date, as such Spanish Revolving Credit Commitment may be reduced from time to time pursuant to the terms hereof, and (b) in the case of any Lender that becomes a Lender after the date hereof, the amount specified as such Lender’s “Series 2013 Spanish Revolving Credit Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Series 2013 Spanish Total Revolving Credit Commitment, in each case as the same may be changed from time to time pursuant to terms hereof.  The aggregate amount of the Series 2013 Spanish Revolving Credit Commitment as of the Restatement Effective Date is $0.

“Series 2013 Spanish Revolving Credit Commitment Percentage” shall mean at any time, for each Series 2013 Spanish Revolving Credit Lender, the percentage obtained by dividing (a) such Lender’s Series 2013 Spanish Revolving Credit Commitment at such time by (b) the amount of the Series 2013 Spanish Total Revolving Credit Commitment at such time, provided that at any time when the Series 2013 Spanish Total Revolving Credit Commitment shall have been terminated, each Lender’s Series 2013 Spanish Revolving Credit Commitment Percentage shall be the percentage obtained by dividing (a) such Lender’s Series 2013 Spanish Revolving Credit Exposure at such time by (b) the Series 2013 Spanish Revolving Credit Exposure of all Lenders at such time.

“Series 2013 Spanish Revolving Credit Exposure” shall mean, with respect to any Series 2013 Spanish Revolving Credit Lender at any time, the sum of (a) the aggregate Dollar Equivalent of Series 2013 Spanish Revolving Credit Loans of such Lender then outstanding and (b) such Lender’s Spanish Letter of Credit Exposure at such time.

“Series 2013 Spanish Revolving Credit Lender” shall mean at any time, any Lender that has a Series 2013 Spanish Revolving Credit Commitment, Series 2013 Spanish Revolving Credit Loan or Series 2013 Spanish Revolving Credit Exposure at such time.

“Series 2013 Spanish Revolving Credit Loan” shall have the meaning provided in Section 2.1(b).

“Series 2013 Spanish Total Revolving Credit Commitment” shall mean the sum of the Series 2013 Spanish Revolving Credit Commitments of all the Series 2013 Spanish Revolving Credit Lenders.

“Series 2013 Swingline Loans” shall mean any Swingline Loan made pursuant to the Series 2013 Revolving Credit Commitments.

“Series 2013 U.S. Revolving Credit Commitment” shall mean, (a) with respect to each U.S. Revolving Credit Lender on the Restatement Effective Date that does not execute the Second Amendment as (i) a Series 2016 U.S. Revolving Credit Lender, (ii) a Converting

Revolving Lender with respect to all or a portion of its U.S. Revolving Credit Loans or (iii) a Series 2018 Extending Term Lender with respect to all or a portion of its U.S. Revolving Credit Loans, the amount, if any, of the U.S. Revolving Credit Commitment as of the Restatement Effective Date of such Series 2013 Revolving Credit Lenders in the amount set forth opposite such U.S. Revolving Credit Lender’s name on Schedule 1.1(c) as such U.S. Revolving Credit Lender’s “Series 2013 U.S. Revolving Credit Commitment” which shall terminate on the Series 2013 Revolving Credit Maturity Date, as such U.S. Revolving Credit Commitment may be reduced from time to time pursuant to the terms hereof and (b) in the case of any Lender that becomes a Lender after the date hereof, the amount specified as such Lender’s “Series 2013 U.S. Revolving Credit Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Series 2013 U.S.  Total Revolving Credit Commitment, in each case as the same may be changed from time to time pursuant to terms hereof.  The aggregate amount of the Series 2013 U.S. Revolving Credit Commitment as of the Restatement Effective Date is $0.

“Series 2013 U.S. Revolving Credit Commitment Percentage” shall mean at any time, for each Series 2013 U.S. Revolving Credit Lender, the percentage obtained by dividing (a) such Lender’s Series 2013 U.S. Revolving Credit Commitment at such time by (b) the amount of the Series 2013 U.S. Total Revolving Credit Commitment at such time, provided that at any time when the Series 2013 U.S. Total Revolving Credit Commitment shall have been terminated, each Lender’s Series 2013 U.S. Revolving Credit Commitment Percentage shall be the percentage obtained by dividing (a) such Lender’s Series 2013 U.S. Revolving Credit Exposure at such time by (b) the Series 2013 U.S. Revolving Credit Exposure of all Lenders at such time.

“Series 2013 U.S. Revolving Credit Exposure” shall mean, with respect to any Series 2013 U.S. Revolving Credit Lender at any time, the sum of (a) the aggregate Dollar Equivalent of Series 2013 U.S. Revolving Credit Loans of such Lender then outstanding and (b) such Lender’s U.S. Letter of Credit Exposure at such time.

“Series 2013 U.S. Revolving Credit Lender” shall mean at any time, any Lender that has a Series 2013 U.S. Revolving Credit Commitment, Series 2013 U.S. Revolving Credit Loan or Series 2013 U.S. Revolving Credit Exposure at such time.

“Series 2013 U.S. Revolving Credit Loan” shall have the meaning provided in Section 2.1(b).

“Series 2013 U.S. Total Revolving Credit Commitment” shall mean the sum of the Series 2013 U.S. Revolving Credit Commitments of all the Series 2013 U.S. Revolving Credit Lenders.

“Series 2014 Term Loans” shall mean any Term Loans outstanding on the Restatement Effective Date other than the Series 2018 Extended Term Loans.

“Series 2014 Term Loan Maturity Date” shall mean the seventh anniversary of the Closing Date or, if such date is not a Business Day, the next preceding Business Day.

“Series 2016 Revolving Credit Commitment” shall mean a Series 2016 U.S. Revolving Credit Commitment and/or a Series 2016 Spanish Revolving Credit Commitment.

“Series 2016 Revolving Credit Exposure” shall mean, with respect to any Series 2016 Revolving Credit Lender at any time, the sum of the Series 2016 U.S. Revolving Credit Exposure and Series 2016 Spanish Revolving Credit Exposure of such 2016 Revolving Credit Lender at such time.

“Series 2016 Revolving Credit Lender” shall mean, each Series 2016 Spanish Revolving Credit Lender and each Series 2016 U.S. Revolving Credit Lender.

“Series 2016 Revolving Credit Loan” shall mean any Series 2016 U.S. Revolving Credit Loans or any Series 2016 Spanish Revolving Credit Loans and “Series 2016 Revolving Credit Loans” shall be the collective reference to all Series 2016 U.S. Revolving Credit Loans and Series 2016 Spanish Revolving Credit Loans.

“Series 2016 Revolving Credit Maturity Date” shall mean March 8, 2018.

“Series 2016 Revolving Credit Termination Date” shall mean the date on which the Series 2016 Revolving Credit Commitments shall have terminated, no Series 2016 Revolving Credit Loans shall be outstanding and the Letter of Credit Outstandings of the Series 2016 Revolving Credit Lenders shall have been reduced to zero or Cash Collateralized.

“Series 2016 Spanish Revolving Credit Commitment” shall mean, (a) with respect to each Lender that is a Spanish Revolving Credit Lender on the Restatement Effective Date, the amount set forth opposite such Spanish Revolving Credit Lender’s name on Schedule 1.1(c) as such Spanish Revolving Credit Lender’s “Series 2016 Spanish Revolving Credit Commitment” and (b) in the case of any Lender that becomes a Spanish Revolving Credit Lender after the date hereof, the amount specified as such Lender’s “Series 2016 Spanish Revolving Credit Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Series 2016 Spanish Total Revolving Credit Commitment, in each case as the same may be changed from time to time pursuant to terms hereof.  The aggregate amount of the Series 2016 Spanish Revolving Credit Commitment as of the Restatement Effective Date is $100,000,000.

“Series 2016 Spanish Revolving Credit Commitment Percentage” shall mean at any time, for each Series 2016 Spanish Revolving Credit Lender, the percentage obtained by dividing (a) such Lender’s Series 2016 Spanish Revolving Credit Commitment at such time by (b) the amount of the Series 2016 Spanish Total Revolving Credit Commitment at such time; provided that at any time when the Series 2016 Spanish Total Revolving Credit Commitment shall have been terminated, each Lender’s Series 2016 Spanish Revolving Credit Commitment Percentage shall be the percentage obtained by dividing (a) such Lender’s Series 2016 Spanish Revolving Credit Exposure at such time by (b) the Series 2016 Spanish Revolving Credit Exposure of all Lenders at such time.

“Series 2016 Spanish Revolving Credit Exposure” shall mean, with respect to any Series 2016 Spanish Revolving Credit Lender at any time, the sum of (a) the aggregate

Dollar Equivalent of Series 2016 Spanish Revolving Credit Loans of such Lender then outstanding and (b) such Lender’s Spanish Letter of Credit Exposure at such time.

“Series 2016 Spanish Revolving Credit Lender” shall mean at any time, any Lender that has a Series 2016 Spanish Revolving Credit Commitment, Series 2016 Spanish Revolving Credit Loan or Series 2016 Spanish Revolving Credit Exposure at such time.

“Series 2016 Spanish Revolving Credit Loan” shall have the meaning provided in Section 2.1(b).

“Series 2016 Spanish Total Revolving Credit Commitment” shall mean the sum of the Series 2016 Spanish Revolving Credit Commitments of all the Series 2016 Spanish Revolving Credit Lenders.

“Series 2016 Swingline Loans” shall mean any Swingline Loan made pursuant to the Series 2016 Revolving Credit Commitments.

“Series 2016 U.S. Revolving Credit Commitment” shall mean, (a) with respect to each Lender that is a U.S. Revolving Credit Lender on the Restatement Effective Date, the amount set forth opposite such U.S. Revolving Credit Lender’s name on Schedule 1.1(c) as such U.S. Revolving Credit Lender’s “Series 2016 U.S. Revolving Credit Commitment” and (b) in the case of any Lender that becomes a U.S. Revolving Credit Lender after the date hereof, the amount specified as such Lender’s “Series 2016 U.S. Revolving Credit Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Series 2016 U.S. Total Revolving Credit Commitment, in each case as the same may be changed from time to time pursuant to terms hereof.  The aggregate amount of the Series 2016 U.S. Revolving Credit Commitment as of the Restatement Effective Date is $200,000,000.

“Series 2016 U.S. Revolving Credit Commitment Percentage” shall mean at any time, for each Series 2016 U.S. Revolving Credit Lender, the percentage obtained by dividing (a) such Lender’s Series 2016 U.S. Revolving Credit Commitment at such time by (b) the amount of the Series 2016 U.S. Total Revolving Credit Commitment at such time, provided that at any time when the Series 2016 U.S. Total Revolving Credit Commitment shall have been terminated, each Lender’s Series 2016 U.S. Revolving Credit Commitment Percentage shall be the percentage obtained by dividing (a) such Lender’s Series 2016 U.S. Revolving Credit Exposure at such time by (b) the Series 2016 U.S. Revolving Credit Exposure of all Lenders at such time.

“Series 2016 U.S. Revolving Credit Exposure” shall mean, with respect to any Series 2016 U.S. Revolving Credit Lender at any time, the sum of (a) the aggregate Dollar Equivalent of Series 2016 U.S. Revolving Credit Loans of such Lender then outstanding and (b) such Lender’s U.S. Letter of Credit Exposure at such time.

“Series 2016 U.S. Revolving Credit Lender” shall mean at any time, any Lender that has a Series 2016 U.S. Revolving Credit Commitment, Series 2016 U.S. Revolving Credit Loans or Series 2016 U.S. Revolving Credit Exposure at such time.

“Series 2016 U.S. Revolving Credit Loan” shall have the meaning provided in Section 2.1(b).

“Series 2016 U.S. Total Revolving Credit Commitment” shall mean the sum of the Series 2016 U.S. Revolving Credit Commitments of all the Series 2016 U.S. Revolving Credit Lenders.

“Series 2018 Extended Term Lender” shall mean, (A) as of the Restatement Effective Date, (a) each Term Lender that has extended its Term Loans (or any portion thereof) into Series 2018 Extended Term Loans pursuant to the Second Amendment, and whose name and the aggregate principal amount of its Term Loans so extended are set forth opposite such Term Lender’s name on Schedule 1.1(c) as such term Lender’s “Series 2018 Extended Term Loan Amount as of the Restatement Effective Date” (for each such Lender, the “Series 2018 Extended Term Loan Extended Amount”), the maturity of which has been extended to the Series 2018 Extended Term Loan Maturity Date pursuant to the Second Amendment and (b) each Converting Revolving Lender with respect to its (i) Series 2018 Extended Term Loan Commitments that such Lender has agreed to extend to the Parent Borrower on the Restatement Effective Date in accordance with Section 2.1(a) and (ii) its Revolving Credit Loans under the Existing Credit Agreement that it has agreed to convert into Series 2018 Extended Term Loans in such amounts set forth opposite such Converting Revolving Lender’s name on Schedule 1.1(c) as such term Lender’s “Series 2018 Extended Term Loan Converted Amount as of the Restatement Effective Date” (for each such Lender, the “Series 2018 Extended Term Loan Converted Amount”) and (B) thereafter, any successors and assigns of the Series 2018 Extended Term Lenders.

“Series 2018 Extended Term Loan” shall mean (a) a Term Loan, the maturity of which has been extended to the Series 2018 Extended Term Loan Maturity Date pursuant to the Second Amendment and (b) a Series 2018 Extended Term Loan borrowed by the Parent Borrower on the Restatement Effective Date.  The aggregate amount of Series 2018 Extended Term Loans as of the Restatement Effective Date (including all Series 2018 Extended Term Loans borrowed by the Parent Borrower on the Restatement Effective Date) is $1,103,896,493.81.  The Series B New Term Loans shall be deemed Series 2018 Extended Term Loans for all purposes of this Agreement, other than Section 2.5(b)(iii).  The Series B Additional Term Loans shall be deemed Series 2018 Extended Term Loans for all purposes of this Agreement, other than Section 2.5(b)(iii).

“Series 2018 Extended Term Loan Commitments” shall mean with respect to each Lender, the commitments to make Series 2018 Extended Term Loans to the Parent Borrower on the Restatement Effective Date, the amount of which is set forth opposite such Lender’s name on Schedule 1.1(c) hereof as such Lender’s “Series 2018 Extended Term Loan Commitment”.

“Series 2018 Extended Term Loan Credit Facility” shall mean the Series 2018 Extended Term Loans.

“Series 2018 Extended Term Loan Converted Amount” shall have the meaning provided in the definition of Series 2018 Extended Term Lender.

“Series 2018 Extended Term Loan Extended Amount” shall have the meaning provided in the definition of Series 2018 Extended Term Lender.

“Series 2018 Extended Term Loan Maturity Date” shall mean the seventh anniversary of the Restatement Effective Date or if such date is not a Business Day, the immediately preceding Business Day; provided, however, that (A) if on the date that is 91 days prior to August 15, 2015 more than $250,000,000 of the principal amount of the Senior Notes is outstanding, then the Series 2018 Extended Term Loan Maturity Date shall be the date that is 91 days prior to August 15, 2015 and (B) if on the date that is 91 days prior to August 15, 2017 more than $250,000,000 of the principal amount of the Senior Subordinated Notes is outstanding, then the Series 2018 Extended Term Loan Maturity Date shall be the date that is 91 days prior to August 15, 2017.

“Series 2018 Extended Term Loans Repayment Date” shall have the meaning provided in Section 2.5(b).

“Series 2018 Extended Term Loans Repayment Amount” shall have the meaning provided in Section 2.5(b).

“Series 2021 Extended Term Lender” shall mean, (A) as of the Fifth Amendment Effective Date, each Term Lender that has extended its Term Loans (or any portion thereof) into Series 2021 Extended Term Loans pursuant to the Fifth Amendment, and whose name and the aggregate principal amount of its Term Loans so extended are set forth opposite such Term Lender’s name on Schedule 1.1(c) as such Term Lender’s “Series 2021 Extended Term Loan Amount as of the Fifth Amendment Effective Date” (for each such Lender, the “Series 2021 Extended Term Loan Extended Amount”), the maturity of which has been extended to the Series 2021 Extended Term Loan Maturity Date pursuant to the Fifth Amendment and (B) thereafter, any successors and assigns of the Series 2021 Extended Term Lenders.  Each Extending Series 2021 Term Lender (as defined in the Fifth Amendment) shall be a Series 2021 Extended Term Lender hereunder.

“Series 2021 Extended Term Loan” shall mean (a) a Term Loan, the maturity of which has been extended to the Series 2021 Extended Term Loan Maturity Date pursuant to the Fifth Amendment.  The aggregate amount of Series 2021 Extended Term Loans as of the Fifth Amendment Effective Date is $1,526,169,923.20.  Notwithstanding anything to the contrary herein, the Series 2021 Extended Term Loans shall not be a “New Term Loan” or “Series’ under Section 2.14 of this Agreement.

“Series 2021 Extended Term Loan Commitments” shall mean with respect to each Lender, the commitments to make Series 2021 Extended Term Loans to the Parent Borrower on the Fifth Amendment Effective Date, the amount of which is set forth opposite such Lender’s name on Schedule 1.1(c) hereof as such Lender’s “Series 2021 Extended Term Loan Commitment”.

“Series 2021 Extended Term Loan Credit Facility” shall mean the Series 2021 Extended Term Loans.

“Series 2021 Extended Term Loan Extended Amount” shall have the meaning provided in the definition of Series 2021 Extended Term Lender.

“Series 2021 Extended Term Loan Maturity Date” shall mean March 17, 2021; provided, however, that if on the date that is 91 days prior to September 1, 2019 more than $250,000,000 of the principal amount of the Existing 2019 Notes is outstanding, then the Series 2021 Extended Term Loan Maturity Date shall be the date that is 91 days prior to September 1, 2019.

“Series 2021 Extended Term Loans Repayment Date” shall have the meaning provided in Section 2.5(b).

“Series 2021 Extended Term Loans Repayment Amount” shall have the meaning provided in Section 2.5(b).

“Series~~-A~~ A New Revolving Commitments” shall mean the Series 2016 U.S. Revolving Credit Commitments up to the maximum principal amount of $50,000,000 made available pursuant to that certain Joinder Agreement, dated as of December 22, 2011, by and among Morgan Stanley Senior Funding, Inc., Laureate Education, Inc. and Citibank, N.A., as Administrative Agent and Collateral Agent.

“Series A New Term Loan Joinder Agreement” shall mean that Joinder Agreement dated as of September 25, 2009 among Goldman Sachs Lending Partners LLC, the Parent Borrower and the Administrative Agent.

“Series A New Term Loan Lenders” shall mean at any time, any Lender that has a Series A New Term Loan.

“Series A New Term Loan Repayment Amount” shall have the meaning provided in Section 2.5(b).

“Series A New Term Loans” shall mean that Series of New Term Loans in an aggregate principal amount of $280,000,000 made to the Parent Borrower under the Series A New Term Loan Joinder Agreement.

“Series A-2018 New Term Loan Lender” shall mean any Lender that has a Series A-2018 New Term Loan.

“Series A-2018 New Term Loans” shall mean the Series A-2018 New Term Loans in the original aggregate principal amount of $25,000,000 made pursuant to that certain Joinder Agreement, dated as of December 22, 2011, by and among Bank of Montreal, Chicago Branch, Laureate Education, Inc. and Citibank, N.A., as Administrative Agent and Collateral Agent.

“Series B Additional Term Loan Commitment” shall mean the amount set forth in such Series B Additional Term Loan Lender’s Series B Additional Term Loan Joinder Agreement.

“Series B Additional Term Loan Joinder Agreement” shall mean that Joinder Agreement dated as of April 23, 2013 among the Series B Additional Term Loan Lenders party thereto, the Parent Borrower and the Administrative Agent.

“Series B Additional Term Loan Lenders” shall mean, at any time, any Lender that has a Series B Additional Term Loan, and any successors or assigns of the Series B Additional Term Loan Lenders.

“Series B Additional Term Loans” shall mean the Term Loans in an aggregate principal amount of $310,000,000 made to the Parent Borrower under the Series B Additional Term Loan Joinder Agreement.

“Series B New Term Loan Joinder Agreement” shall mean that Joinder Agreement dated as of January 18, 2013 among the Series B New Term Loan Lenders party thereto, the Parent Borrower and the Administrative Agent.

“Series B New Term Loan Lenders” shall mean, at any time, any Lender that has a Series B New Term Loan, and any successors or assigns of the Series B New Term Loan Lenders.

“Series B New Term Loans” shall mean the New Term Loans in an aggregate principal amount of $250,000,000 made to the Parent Borrower under the Series B New Term Loan Joinder Agreement.

“Sold Entity or Business” shall have the meaning provided in the definition of the term “Consolidated EBITDA”.

“Solvent” shall mean, with respect to any Person, that as of the Restatement Effective Date, (a) (i) the sum of such Person’s debt (including contingent liabilities) does not exceed the present fair saleable value of such Person’s present assets; (ii) such Person’s capital is not unreasonably small in relation to its business as contemplated on the Restatement Effective Date; and (iii) such Person has not incurred and does not intend to incur, or believe that it will incur, debts including current obligations beyond its ability to pay such debts as they become due (whether at maturity or otherwise); and (b) such Person is “solvent” within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances.  For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).

“Spanish Credit Party” shall have the meaning provided in Section 5.7(e).

“Spanish L/C Borrowing” shall mean an extension of credit resulting from a drawing under any Spanish Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing.  All Spanish L/C Borrowings shall be denominated in Dollars or Alternate Currencies.

“Spanish L/C Obligations” shall mean, as at any date of determination, the aggregate amount available to be drawn under all outstanding Spanish Letters of Credit plus the aggregate of all Unpaid Drawings in respect of Spanish Letters of Credit, including all Spanish L/C Borrowings.  For all purposes of this Agreement, if on any date of determination a Spanish Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Spanish Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Spanish L/C Participant” shall have the meaning provided in Section 3.3(a).

“Spanish L/C Participation” shall have the meaning provided in Section 3.3(a).

“Spanish Lending Office” means, with respect to any Spanish Revolving Credit Lender, each office of such Lender (or an Affiliate of such Lender) specified as a “Spanish Lending Office” on Schedule 1.1(e) or, as to any Person that becomes a Spanish Revolving Credit Lender after the Restatement Effective Date, in the Assignment and Assumption executed by such Person, or such other office or offices of such Lender (or an Affiliate of such Lender) as such Lender may hereafter designate from time to time as its “Spanish Lending Office” by notice to the Parent Borrower, the Foreign Subsidiary Borrower and the Administrative Agent.  A Spanish Revolving Credit Lender may designate different Spanish Lending Offices for Spanish Revolving Credit Loans to the Parent Borrower and the Foreign Subsidiary Borrower.

“Spanish Letter of Credit” shall have the meaning provided in Section 3.1.

“Spanish Letter of Credit Commitment” shall mean $45,000,000, as the same may be reduced from time to time pursuant to Section 3.1.

“Spanish Letter of Credit Exposure” shall mean, with respect to any Spanish Revolving Credit Lender, at any time, the sum of (a) the Dollar Equivalent of the principal amount of any Unpaid Drawings in respect of Spanish Letters of Credit in respect of which such Lender has made (or is required to have made) payments to the Spanish Letter of Credit Issuer pursuant to Section 3.4(a) at such time and (b) such Lender’s Spanish Revolving Credit Commitment Percentage of the Spanish Letter of Credit Outstandings at such time (excluding the portion thereof consisting of Unpaid Drawings in respect of Spanish Letters of Credit in respect of which the Spanish Revolving Credit Lenders have made (or are required to have made) payments to the Spanish Letter of Credit Issuer pursuant to Section 3.4(a)).

“Spanish Letter of Credit Issuer” shall mean a Lender or Affiliate of a Lender to be mutually agreed by the Administrative Agent and the Foreign Subsidiary Borrower, from and after its execution hereof in such capacity, any of its Affiliates or any replacement or successor pursuant to Section 3.6.  The Spanish Letter of Credit Issuer may, in its discretion, arrange for one or more Spanish Letters of Credit to be issued by Affiliates of the Spanish Letter of Credit Issuer, and in each such case the term “Spanish Letter of Credit Issuer” shall include any such Affiliate with respect to Spanish Letters of Credit issued by such Affiliate.  In the event that there is more than one Spanish Letter of Credit Issuer at any time, references herein and in the other Credit Documents to the Spanish Letter of Credit Issuer shall be deemed to refer to the

Spanish Letter of Credit Issuer in respect of the applicable Spanish Letter of Credit or to all Spanish Letter of Credit Issuers, as the context requires.

“Spanish Letter of Credit Outstandings” shall mean, at any time, the sum of, without duplication, (a) the aggregate Stated Amount of all outstanding Spanish Letters of Credit and (b) the aggregate Dollar Equivalent of the principal amount of all Unpaid Spanish Drawings.

“Spanish Multicurrency Exposure” shall mean, for any Spanish Revolving Credit Lender at any date, the sum of (a) the aggregate Dollar Equivalent of the principal amount of Spanish Revolving Credit Loans denominated in Alternative Currencies of such Lender then outstanding, and (b) such Lender’s Letter of Credit Exposure in respect of Spanish Letters of Credit denominated in Alternative Currencies at such time.

“Spanish Multicurrency Sublimit” shall mean, at any date, the lesser of (x) the Dollar Equivalent of $100,000,000 and (y) the Total Spanish Revolving Credit Commitment at such date.

“Spanish Revolving Credit Commitment” shall mean, with respect to each Lender its Series 2013 Spanish Revolving Credit Commitment or Series 2016 Spanish Revolving Credit Commitment, as applicable.

“Spanish Revolving Credit Commitment Percentage” shall mean at any time, for each Spanish Revolving Credit Lender, the percentage obtained by dividing (a) such Lender’s Spanish Revolving Credit Commitment at such time by (b) the amount of the Total Spanish Revolving Credit Commitment at such time; provided that at any time when the Total Spanish Revolving Credit Commitment shall have been terminated, each Lender’s Spanish Revolving Credit Commitment Percentage shall be the percentage obtained by dividing (a) such Lender’s Spanish Revolving Credit Exposure at such time by (b) the Spanish Revolving Credit Exposure of all Lenders at such time.

“Spanish Revolving Credit Exposure” shall mean, with respect to any Spanish Revolving Credit Lender at any time, the sum of (a) the aggregate Dollar Equivalent of Spanish Revolving Credit Loans of such Lender then outstanding and (b) such Lender’s Spanish Letter of Credit Exposure at such time.

“Spanish Revolving Credit Lender” shall mean at any time, any Lender that has a Spanish Revolving Credit Commitment, Spanish Revolving Credit Loan or Spanish Revolving Credit Exposure at such time.

“Spanish Revolving Credit Loan” shall mean any Series 2013 Spanish Revolving Credit Loan or any Series 2016 Spanish Revolving Credit Loan.

“Specified Existing Revolving Credit Commitment” shall have the meaning given to such term in Section 2.15(b).

“Specified Subsidiary” shall mean, at any date of determination (a) any Material Subsidiary, (b) any Unrestricted Subsidiary (i) whose total assets at the last day of the Test Period ending on the last day of the most recent fiscal period for which Section 9.1 Financials have been delivered were equal to or greater than 10% of the Consolidated Total Assets of the Parent Borrower and the Subsidiaries at such date, or (ii) whose revenues during such Test Period were equal to or greater than 10% of the consolidated revenues of the Parent Borrower and the Subsidiaries for such period, in each case determined in accordance with GAAP, and (c) each other Unrestricted Subsidiary that is the subject of an Event of Default under Section 11.5 and that, when such Subsidiary’s total assets or revenues are aggregated with the total assets or revenues, as applicable, of each other Subsidiary that is the subject of an Event of Default under Section 11.5 would constitute a Specified Subsidiary under clause (b) above.

“Specified Stock Consideration” shall have the meaning provided in Section 10.6(j).

“Specified Transaction” shall mean, with respect to any period, any Investment, Disposition of assets, incurrence or repayment of Indebtedness, Dividend, Subsidiary designation, New Term Loan, New Revolving Credit Commitment or other event that by the terms of this Agreement requires “Pro Forma Compliance” with a test or covenant hereunder or requires such test or covenant to be calculated on a “Pro Forma Basis.”

“Sponsor” shall mean any of KKR and its Affiliates but excluding portfolio companies of any of the foregoing.

“Sponsor Group” shall mean the Persons listed on Schedule 1.1(h).

“Spot Rate” for a currency shall mean the rate determined by the Administrative Agent to be the rate quoted by the Administrative Agent as the spot rate for the purchase by the Administrative Agent of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent may obtain such spot rate from another financial institution designated by the Administrative Agent if it does not have as of the date of determination a spot buying rate for any such currency.

“Stated Amount” of any Letter of Credit shall mean the Dollar Equivalent of the maximum amount from time to time available to be drawn thereunder, determined without regard to whether any conditions to drawing could then be met.

“Status” shall mean the existence of Level I Status or Level II Status, as the case may be, as in effect on such date, as determined pursuant to Section 1.7.

“Sterling” or “£” shall mean lawful currency of the United Kingdom.

“Stock” shall mean shares of capital stock or shares in the capital, as the case may be (whether denominated as common stock or preferred stock or ordinary shares or preferred shares, as the case may be), beneficial, partnership or membership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting.

“Stock Equivalents” shall mean all securities convertible into or exchangeable for Stock and all warrants, options or other rights to purchase or subscribe for any Stock, whether or not presently convertible, exchangeable or exercisable.

“Subsequent Period” shall mean the period beginning with and including the first period for which financial statements are delivered pursuant to Section 1.8(c) reflecting a change in the accounting for Not-for-Profit Universities.

“Subsidiary” of any Person shall mean and include (a) any corporation more than 50% of whose Stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time Stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, (b) any limited liability company, partnership, association, joint venture or other entity of which such Person directly or indirectly through Subsidiaries has more than a 50% equity interest at the time, and (c) any affiliated not-for-profit, non-stock universities that are controlled through majority voting interests of their respective boards of directors.  Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of the Parent Borrower.

“Successor Company” shall have the meaning provided in Section 10.3(i)(i).

“Successor Foreign Subsidiary Borrower” shall have the meaning provided in Section 10.3(a).

“Successor Parent Borrower” shall have the meaning provided in Section 10.3(a).

“Successor Restricted Subsidiary” shall have the meaning provided in Section 10.3(j)(i).

“Swap” means any agreement, contract, or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swap Obligation” means, with respect to any person, any obligation to pay or perform under any Swap.

“Swingline Commitment” shall mean $10,000,000.

“Swingline Exposure” shall mean, with respect to any Lender at any given time, such Lender’s U.S. Revolving Credit Commitment Percentage of the aggregate principal amount of all outstanding Swingline Loans at such time.

“Swingline Lender” shall mean a Lender or Affiliate of a Lender that has agreed to be a Swingline Lender hereunder to be mutually agreed by the Administrative Agent and the Parent Borrower, or any replacement or successor thereto.

“Swingline Loans” shall have the meaning provided in Section 2.1(e).

“Swingline Maturity Date” shall mean, with respect to any Swingline Loan, the date that is five Business Days prior to the Series 2016 Revolving Credit Maturity Date.

“Syndication Agents” shall mean CS Securities and KKR Capital Markets LLC, together with their affiliates, as syndication agents for the Lenders under this Agreement and the other Credit Documents.

“TARGET Day” shall mean any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

“Taxes” shall mean any and all present or future taxes, duties, levies, imposts, assessments, deductions, withholdings or other similar charges imposed by any Governmental Authority whether computed on a separate, consolidated, unitary, combined or other basis and any interest, fines, penalties or additions to tax with respect to the foregoing.

“Term Loan Commitment” shall mean, with respect to each Lender, such Lender’s (a) Closing Date Term Loan Commitment, (b) Delayed Draw Term Loan Commitment, (d) agreement, if any, to continue its Existing Series 2018 Extended Term Loan Commitment (as defined in the Third Amendment) as a New Series 2018 Extended Term Loan or the commitment, if any, of such Lender to make a New Series 2018 Extended Term Loan in the amount provided in the Third Amendment, (e) agreement, if any, to continue its Existing Series A New Term Loan Commitment (as defined in the Third Amendment) as a New Series A New Term Loan or the commitment, if any, of such Lender to make a New Series A New Term Loan in the amount provided in the Third Amendment, ~~and~~ (f) agreement, if any, to extend and continue its Existing Term Loans (as defined in the Fifth Amendment) as Series 2021 Extended Term Loan, and (g) if applicable, New Term Loan Commitment made after the Third Amendment Effective Date with respect to any series.

“Term Loan Extension Request” shall have the meaning given to such term in Section 2.15(a).

“Term Loan Lender” shall mean a Lender with a Term Loan Commitment or an outstanding Term Loan.

“Term Loan Maturity Date” shall mean any date on which any Term Loan shall mature and become fully due and payable hereunder, including the Series 2014 Term Loan Maturity Date, the Series 2018 Extended Term Loan Maturity Date, the Series 2021 Extended Term Loan Maturity Date and any New Term Loan Maturity Date.

~~“Term Loan Repayment Date” shall have the meaning provided in Section 2.5(b).~~

“Term Loans” shall mean the Closing Date Term Loans, the Delayed Draw Term Loans, the Series 2021 Extended Term Loans, the Series 2018 Extended Term Loans, the Series A New Term Loans, the Series A-2018 New Term Loans, the Series B New Term Loans, the

Series B Additional Term Loans, any New Replacement Term Loans, and any New Term Loans (of each Series) incurred after the ~~Third~~Fifth Amendment Effective Date, collectively.

“Test Period” shall mean, for any determination under this Agreement, the four consecutive fiscal quarters of the Parent Borrower then last ended.

“Third Amendment” shall mean that certain Third Amendment to Amended and Restated Credit Agreement, dated as of October 3, 2013, among the Parent Borrower, the Foreign Borrower, the Administrative Agent, the Collateral Agent, the agents thereto and the financial institutions listed on the signature pages thereto.

“Third Amendment Effective Date” shall mean October 3, 2013.

“Toggle Notes” shall have the meaning provided in the definition of the term “Senior Notes”.

“Total Closing Date Term Loan Commitment” shall mean the sum of Closing Date Term Loan Commitments of all Lenders.

“Total Credit Exposure” shall mean, at any date, the sum, without duplication, of (a) the Total Revolving Credit Commitment at such date (or, if the Total Revolving Credit Commitment shall have terminated on such date, the aggregate Revolving Credit Exposure of all Lenders at such date), (b) the amount of Total Term Loan Commitments that are undrawn at such date and (c) without duplication of clause (b), the aggregate outstanding principal amount of all Term Loans at such date.

“Total Revolving Credit Commitment” shall mean the sum of the Total Spanish Revolving Credit Commitments and the Total U.S. Revolving Credit Commitments.

“Total Spanish Revolving Credit Commitment” shall mean the sum of the Spanish Revolving Credit Commitments of all the Spanish Revolving Credit Lenders.

“Total Term Loan Commitment” shall mean the sum of the Closing Date Term Loan Commitments, the Delayed Draw Term Loan Commitments, the New Series 2018 Extended Term Loan Commitments, the New Series A New Term Loan Commitments and the New Term Loan Commitments made after the Third Amendment Effective Date, if applicable, of all the Lenders.

“Total U.S. Revolving Credit Commitment” shall mean the sum of the U.S. Revolving Credit Commitments of all the U.S. Revolving Credit Lenders.

“Transaction Expenses” shall mean any fees or expenses incurred or paid by the Parent Borrower or any of its Restricted Subsidiaries in connection with the Transactions, this Agreement and the other Credit Documents and the transactions contemplated hereby and thereby.

“Transactions” shall have the meaning provided in the Recitals.

“Transferee” shall have the meaning provided in Section 14.6(e).

“Trigger Date” shall mean the day following the date on which Section 9.1 Financials were delivered to the Administrative Agent for the fiscal quarter ending on December 31, 2007.

“Type” shall mean (a) as to any Term Loan, its nature as an ABR Loan or a LIBOR Term Loan and (b) as to any Revolving Credit Loan, its nature as an ABR Loan or a LIBOR Revolving Credit Loan.

“Unfunded Current Liability” of any Plan shall mean the amount, if any, by which the Accumulated Benefit Obligation (as defined under Statement of Financial Accounting Standards No. 87 (“SFAS 87”)) under the Plan as of the close of its most recent plan year, determined in accordance with SFAS 87 as in effect on the date hereof, exceeds the fair market value of the assets allocable thereto.

“Unpaid Drawing” shall have the meaning provided in Section 3.4(a).

“Unrestricted Cash” shall mean the aggregate cash and cash equivalents (in each case, free and clear of all Liens, other than nonconsensual Liens permitted by Section 10.2 and Liens permitted by Sections 10.2(i) and 10.2(m) and clauses (i) and (ii) of Section 10.2(n) and Section 10.2(t)) included in the cash and cash equivalents accounts listed on the consolidated balance sheet of the Parent Borrower and the Restricted Subsidiaries as at such date including such amounts only to the extent the use thereof for application to the payment of Indebtedness under the Credit Documents is not prohibited by law or any contract to which the Parent Borrowers or any Restricted Subsidiary is a party.

“Unrestricted Subsidiary” shall mean (a) each Subsidiary on Schedule 1.1(j), (b) any Subsidiary of the Parent Borrower that is formed or acquired after the Restatement Effective Date, provided that at such time (or promptly thereafter) the Parent Borrower designates such Subsidiary an Unrestricted Subsidiary in a written notice to the Administrative Agent, (c) any Restricted Subsidiary subsequently designated as an Unrestricted Subsidiary by the Parent Borrower in a written notice to the Administrative Agent, provided that in the case of (b) and (c), (x) such designation shall be deemed to be an Investment (or reduction in an outstanding Investment, in the case of a designation of an Unrestricted Subsidiary as a Restricted Subsidiary) on the date of such designation in an amount equal to the net book value of the Parent Borrower’s direct or indirect investment therein and such designation shall be permitted only to the extent permitted under Section 10.5 on the date of such designation and (y) no Default or Event of Default would result from such designation after giving Pro Forma Effect thereto and (d) each Subsidiary of an Unrestricted Subsidiary.  The Parent Borrower may, by written notice to the Administrative Agent, re-designate any Unrestricted Subsidiary as a Restricted Subsidiary, and thereafter, such Subsidiary shall no longer constitute an Unrestricted Subsidiary, but only if (x) to the extent such Subsidiary has outstanding Indebtedness on the date of such designation, immediately after giving effect to such designation, the Parent Borrower shall be in compliance, on a Pro Forma Basis after giving effect to the incurrence of such Indebtedness, with the Senior Secured Incurrence Test (and, as a condition precedent to the effectiveness of any such designation, the Parent Borrower shall deliver to the Administrative Agent a certificate setting forth in reasonable detail the calculations demonstrating satisfaction of such test) and (y) no Default or Event of Default would result from such re-designation.  On or promptly after the date of its formation, acquisition, designation or re-designation, as applicable, each Unrestricted Subsidiary (other than an Unrestricted Subsidiary that is a Non-Domestic Subsidiary) shall have entered into a tax sharing agreement containing terms that, in the reasonable judgment of the Administrative Agent, provide for an appropriate allocation of tax liabilities and benefits.  Notwithstanding the foregoing, the Foreign Subsidiary Borrower shall always be a Restricted Subsidiary.

“U.S. Credit Party” shall mean the Parent Borrower, each U.S. Obligations Guarantor and each U.S. Title IV Subsidiary required to pledge its assets or provide a guarantee pursuant to Section 9.11 or 9.12 hereof (or which does pledge its assets or provide a guarantee), including Walden.

“U.S. L/C Borrowing” shall mean an extension of credit resulting from a drawing under any U.S. Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing.  All U.S. L/C Borrowings shall be denominated in Dollars or Alternate Currencies.

“U.S. L/C Obligations” shall mean, as at any date of determination, the aggregate amount available to be drawn under all outstanding U.S. Letters of Credit plus the aggregate of all Unpaid Drawings in respect of U.S. Letters of Credit, including all U.S. L/C Borrowings.  For all purposes of this Agreement, if on any date of determination a U.S. Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such U.S. Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“U.S. L/C Participant” shall have the meaning provided in Section 3.3(a).

“U.S. L/C Participation” shall have the meaning provided in Section 3.3(a).

“U.S. Lender” shall have the meaning provided in Section 5.4(h).

“U.S. Lending Office” means, with respect to any U.S. Revolving Credit Lender, the office of such Lender (or an Affiliate of such Lender) specified as its “U.S. Lending Office” on Schedule 1.1(e) or, as to any Person that becomes a U.S. Revolving Credit Lender after the Restatement Effective Date, in the Assignment and Assumption executed by such Person, or such other office of such Lender (or an Affiliate of such Lender) as such Lender may hereafter designate from time to time as its “U.S. Lending Office” by notice to the Parent Borrower and the Administrative Agent.

“U.S. Letter of Credit” shall have the meaning provided in Section 3.1.

“U.S. Letter of Credit Commitment” shall mean $120,000,000, as the same may be reduced from time to time pursuant to Section 3.1.

“U.S. Letter of Credit Exposure” shall mean, with respect to any Lender, at any time, the sum of (a) the Dollar Equivalent of the principal amount of any Unpaid Drawings in respect of U.S. Letters of Credit in respect of which such Lender has made (or is required to have made) payments to the U.S. Letter of Credit Issuer pursuant to Section 3.4(a) at such time and (b) such Lender’s U.S. Revolving Credit Commitment Percentage of the U.S. Letter of Credit Outstandings at such time (excluding the portion thereof consisting of Unpaid Drawings in respect of U.S. Letters of Credit in respect of which the Lenders have made (or are required to have made) payments to the U.S. Letter of Credit Issuer pursuant to Section 3.4(a)).

“U.S. Letter of Credit Issuer” shall mean (a) a Lender or Affiliate of a Lender to be mutually agreed by the Administrative Agent and the Parent Borrower, any of its Affiliates or any replacement or successor pursuant to Section 3.6 and (b) in the case of the Existing Letters of Credit, JPMorgan Chase Bank, N.A.  The U.S. Letter of Credit Issuer may, in its discretion, arrange for one or more U.S. Letters of Credit to be issued by Affiliates of the U.S. Letter of Credit Issuer, and in each such case the term “U.S. Letter of Credit Issuer” shall include any such Affiliate with respect to U.S. Letters of Credit issued by such Affiliate.  In the event that there is more than one U.S. Letter of Credit Issuer at any time, references herein and in the other Credit Documents to the U.S. Letter of Credit Issuer shall be deemed to refer to the U.S. Letter of Credit Issuer in respect of the applicable U.S. Letter of Credit or to all U.S. Letter of Credit Issuers, as the context requires.

“U.S. Letter of Credit Outstandings” shall mean, at any time, the sum of, without duplication, (a) the aggregate Stated Amount of all outstanding U.S. Letters of Credit and (b) the aggregate Dollar Equivalent of the principal amount of all Unpaid Drawings in respect of U.S. Letters of Credit.

“U.S. Multicurrency Exposure” shall mean, for any U.S. Revolving Credit Lender at any date, the sum of (a) the aggregate Dollar Equivalent of the principal amount of U.S. Revolving Credit Loans denominated in Alternative Currencies of such Lender then outstanding, and (b) such Lender’s U.S. Letter of Credit Exposure in respect of U.S. Letters of Credit denominated in Alternative Currencies at such time.

“U.S. Multicurrency Sublimit” shall mean, at any date, the lesser of (x) the Dollar Equivalent of $150,000,000 and (y) the Total U.S. Revolving Credit Commitment at such date.

“U.S. Obligations” shall mean all advances to, and debts, liabilities, obligations, covenants and duties of, any Credit Party arising under any Credit Document or otherwise with respect to any Revolving Credit Commitment, Loan or Letter of Credit (other than any such advances to and debts, liabilities, obligations, covenants and duties of any Credit Party in respect of the Foreign Obligations) or U.S. Obligations Secured Hedge Agreement, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Credit Party or any Affiliate thereof of any proceeding under any bankruptcy or insolvency law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, provided that the “U.S. Obligations” of any Guarantor shall not include any Excluded Swap Obligations of such Guarantor.

“U.S. Obligations Collateral” shall mean all property pledged or purported to be pledged to secure U.S. Obligations pursuant to the U.S. Obligations Security Documents.

“U.S. Obligations Guarantee” shall mean (a) the Guarantee made by each U.S. Obligations Guarantor in favor of the Collateral Agent for the benefit of the Secured Parties, substantially in the form of Exhibit A, and (b) any other guarantee of the U.S. Obligations made by a Restricted Subsidiary that is a Domestic Subsidiary in form and substance reasonably acceptable to the Administrative Agent, in each case as the same may be amended, supplemented or otherwise modified from time to time.

“U.S. Obligations Guarantors” shall mean (a) each Domestic Subsidiary that is party to the U.S. Obligations Guarantee on the Restatement Effective Date and (b) each Domestic Subsidiary that becomes a party to the U.S. Obligations Guarantee after the Restatement Effective Date pursuant to Section 9.11 or otherwise, in each case, excluding any U.S. Title IV Subsidiary to the extent it is excluded by clause (g) of the definition of “Excluded Subsidiary”.

“U.S. Obligations Pledge Agreement” shall mean (a) the Pledge Agreement, entered into by the U.S. Credit Parties party thereto and the Collateral Agent for the benefit of the Secured Parties, substantially in the form of Exhibit D-1, on the Closing Date, and (b) any other pledge agreement with respect to all of the Obligations delivered pursuant to Section 9.12, in each case, as the same may be amended, supplemented or otherwise modified from time to time.

“U.S. Obligations Secured Hedge Agreement” shall mean Hedge Agreements on Schedule 1.1(i) and any Hedge Agreement that is entered into by and between the Parent Borrower or any of its Restricted Domestic Subsidiaries and any Hedge Bank.

“U.S. Obligations Secured Parties” shall mean the Administrative Agent, the Collateral Agent, any other Agent, the Letter of Credit Issuer and each Lender, in each case, with respect to the U.S. Obligations or any U.S. Obligations Security Agreement, each Hedge Bank that is party to any U.S. Obligations Secured Hedge Agreement, and each sub-agent appointed by the Administrative Agent pursuant to Section 14 with respect to matters relating to the U.S Obligations, or by the Collateral Agent with respect to matters relating to any U.S. Obligations Security Document.

“U.S. Obligations Security Agreement” shall mean the Security Agreement entered into by the Parent Borrower, the other grantors party thereto and the Collateral Agent for the benefit of the Secured Parties on the Closing Date, substantially in the form of Exhibit D-2, as the same may be amended, supplemented or otherwise modified from time to time.

“U.S. Obligations Security Documents” shall mean, collectively, (a) the U.S. Obligations Guarantees, (b) the U.S. Obligations Pledge Agreements, (c) the U.S. Obligations Security Agreements, (d) the Mortgages relating to property owned by U.S. Credit Parties, (e) the U.S. Title IV Collateral Agreement and (f) each other security agreement or other instrument or document executed and delivered pursuant to Section 9.11, 9.12 or 9.14 or pursuant to any other such U.S. Obligations Security Documents, in each case to secure the U.S. Obligations or to perfect such security interest.

“U.S. Revolving Credit Commitment” shall mean, with respect to each Lender, its Series 2013 U.S. Revolving Credit Commitment and Series 2016 U.S. Revolving Credit Commitment, as applicable.

“U.S. Revolving Credit Commitment Percentage” shall mean at any time, for each U.S. Revolving Credit Lender, the percentage obtained by dividing (a) such Lender’s U.S. Revolving Credit Commitment at such time by (b) the amount of the Total U.S. Revolving Credit Commitment at such time, provided that at any time when the Total U.S. Revolving Credit Commitment shall have been terminated, each Lender’s U.S. Revolving Credit Commitment Percentage shall be the percentage obtained by dividing (a) such Lender’s U.S. Revolving Credit Exposure at such time by (b) the U.S. Revolving Credit Exposure of all Lenders at such time.

“U.S. Revolving Credit Exposure” shall mean, with respect to any U.S. Revolving Credit Lender at any time, the sum of (a) the aggregate Dollar Equivalent of the principal amount of U.S. Revolving Credit Loans of such Lender then outstanding, (b) such Lender’s U.S. Letter of Credit Exposure at such time and (c) such Lender’s U.S. Revolving Credit Commitment Percentage of the aggregate principal amount of all outstanding Swingline Loans at such time.

“U.S. Revolving Credit Lender” shall mean at any time, any Lender that has a U.S. Revolving Credit Commitment, U.S. Revolving Credit Loan or U.S. Revolving Credit Exposure at such time.

“U.S. Revolving Credit Loan” shall mean any Series 2013 U.S. Revolving Credit Loan or any Series 2016 U.S. Revolving Credit Loan.

“U.S. Title IV Collateral Agreement” shall mean a Collateral Agreement by and among each U.S. Title IV Subsidiary required to pledge its assets pursuant to Sections 9.11 and 9.12 (or which does pledge its assets) and the Collateral Agent, in the form attached hereto as Exhibit D-3 or otherwise acceptable to the Collateral Agent.

“U.S. Title IV Subsidiary” shall mean (i) as of the Restatement Effective Date, Walden, Kendall College, LLC, an Illinois limited liability company, NewSchool of Architecture and Design, LLC, a California limited liability company, and (ii) after the Restatement Effective Date, each other Subsidiary of either Borrower which receives any funds from the U.S. Department of Education under Title IV of the Higher Education Act of 1965, as amended, 20 U.S.C.A. § 1070 et seq.

“Voting Stock” shall mean, with respect to any Person, such Person’s Stock or Stock Equivalents having the right to vote for the election of directors of such Person under ordinary circumstances.

“Walden” shall mean Walden University, LLC, a Florida limited liability company.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

1.2.         Other Interpretive Provisions.  With reference to this Agreement and each other Credit Document, unless otherwise specified herein or in such other Credit Document:

(a)           The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b)           The words “herein”, “hereto”, “hereof” and “hereunder” and words of similar import when used in any Credit Document shall refer to such Credit Document as a whole and not to any particular provision thereof.

(c)           Article, Section, Exhibit and Schedule references are to the Credit Document in which such reference appears.

(d)           The term “including” is by way of example and not limitation.

(e)           The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

(f)            In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including”.

(g)           Section headings herein and in the other Credit Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Credit Document.

1.3.         Accounting Terms.

(a)           All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP.

(b)           Notwithstanding anything to the contrary herein, for purposes of determining compliance with any test or covenant contained in this Agreement with respect to any period during which any Specified Transaction occurs, the Consolidated Total Debt to Consolidated EBITDA Ratio, the Consolidated EBITDA to Consolidated Interest Expense Ratio and the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio shall each be calculated with respect to such period and such Specified Transaction on a Pro Forma Basis.

1.4.         Rounding.  Any financial ratios required to be maintained by the Parent Borrower pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

1.5.         References to Agreements, Laws, Etc.~~.~~    Unless otherwise expressly provided herein, (a) references to organizational documents, agreements (including the Credit Documents) and other Contractual Requirements shall be deemed to include all subsequent amendments, restatements, amendment and restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, amendment and restatements, extensions, supplements and other modifications are permitted by any Credit Document; and (b) references to any Requirement of Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Requirement of Law.

1.6.         Exchange Rates.  For purposes of determining compliance under Sections 10.4, 10.5 and 10.6 with respect to any amount in a currency other than Dollars (other than with respect to (a) any amount derived from the financial statements of Holdings, the Parent Borrower or its Subsidiaries or (b) any Indebtedness denominated in a currency other than Dollars), such amount shall be deemed to equal the Dollar Equivalent thereof based on the average Spot Rate for such currency for the most recent twelve-month period immediately prior to the date of determination.  For purposes of determining compliance with Sections 10.1, 10.2 and 10.5, with respect to any amount of Indebtedness denominated in a currency other than Dollars, compliance will be determined at the time of incurrence or advancing thereof using the Dollar Equivalent thereof at the Spot Rate in effect at the time of such incurrence or advancement.

1.7.         Determinations of Status.  Each determination of Status shall be made as follows:

(a)           Subject to clauses (b) and (c) of this Section 1.7, no change in Status resulting from changes in the Consolidated Total Debt to Consolidated EBITDA Ratio shall become effective until two Business Days after the date on which the Administrative Agent shall have received (a) the applicable Section 9.1 Financials and (b) the officer’s certificate required under Section 9.1(c) with respect to such Section 9.1 Financials.  The Consolidated Total Debt to Consolidated EBITDA Ratio will be determined as of the end of the Test Period ending at the end of the fiscal period covered by such Section 9.1 Financials.  Such Status shall remain in effect until the next change to be effected pursuant to this Section 1.7.

(b)           Notwithstanding anything to the contrary contained in this Section 1.7 or elsewhere in this Agreement (other than clause (c) of this Section 1.7), if the Consolidated Total Debt to Consolidated EBITDA Ratio or Status set forth in any officer’s certificate delivered to the Administrative Agent pursuant to Section 9.1(c) is shown to be inaccurate (as of a time when unpaid Obligations under this Agreement are outstanding (other than indemnities and other contingent obligations not yet due and payable)) for any reason and such inaccuracy, if corrected, would have led to the application of a higher Applicable ABR Margin or the Applicable LIBOR Margin for any period (an “Applicable Period”) than the Applicable ABR Margin or the Applicable LIBOR Margin applied for such Applicable Period, then (i) the Parent Borrower shall immediately deliver to the Administrative Agent a correct officer’s certificate required under Section 9.1(c) for such Applicable Period, (ii) the Applicable ABR Margin and/or Applicable LIBOR Margin shall be retroactively determined as if the Consolidated Total Debt to Consolidated EBITDA Ratio were at Level I Status and (iii) the Parent Borrower shall immediately pay to Administrative Agent the accrued additional interest owing as a result of such increased Applicable ABR Margin or the Applicable LIBOR Margin for such Applicable Period.  Nothing in this paragraph shall limit the right of Administrative Agent or any Lender under Section 2.8(c) or Section 11.

(c)           Notwithstanding the foregoing, Level I Status shall be deemed to exist at any time (i) the Parent Borrower has not submitted to the Administrative Agent the applicable Section 9.1 Financials or officer’s certificate required under Section 9.1(c) or (ii) an Event of Default exists and is continuing.

(d)           Within one Business Day of receipt of the applicable Section 9.1 Financials or officer’s certificate required under Section 9.1(c), the Administrative Agent shall give each Lender telefacsimile or telephonic notice (confirmed in writing) of the Applicable ABR Margin and/or the Applicable LIBOR Margin in effect from such date.

1.8.         Not-For-Profit Universities.

Notwithstanding anything to the contrary in this Agreement, if at any time the Parent Borrower concludes that one or more of its Not-For-Profit Universities no longer should be included as a fully economically consolidated entity (each such Not-For-Profit University, a “Non-Consolidated Not-For-Profit University”) in the consolidated financial statements of the Parent Borrower delivered to the Administrative Agent in accordance with Sections 9.1(a) or 9.1(b), including the consolidated balance sheet of the Parent Borrower and the related consolidated statements of operations and cash flows:

(a)           the delivery of any consolidated financial statements of the Parent Borrower for any period prior to the Subsequent Period, which consolidated financial statements included any such Non-Consolidated Not-For-Profit University as a consolidated Subsidiary of the Parent Borrower (each “Prior Financial Statements”) and any accompanying certification and narrative report with respect thereto shall not give rise to a Default or an Event of Default due to the inclusion of any such Non-Consolidated Not-For-Profit University in the consolidated financial statements of the Parent Borrower for any period prior to the Subsequent Period;

(b)           any restatement of any Prior Financial Statements solely in connection with any such change in accounting treatment for any Not-For-Profit University shall not give rise to a Default or an Event of Default; and

(c)           for each Subsequent Period, to satisfy the delivery of consolidated financial statements of the Parent Borrower and the Subsidiaries to the Administrative Agent

pursuant to Section 9.1(a) or Section 9.1(b), as the case may be, the Borrowers shall furnish to the Administrative Agent (i) the consolidated financial statements of the Parent Borrower (excluding any Non-Consolidated Not-For-Profit University) prepared in accordance with GAAP (each “Consolidated Financial Statements”), (ii) the aggregate of the unaudited standalone consolidated financial statements of each Non-Consolidated Not-For-Profit University (each “Non-Consolidated NFP Financial Statements”) prepared in accordance with GAAP, (iii) a reconciliation reflecting (A) the Consolidated Financial Statements minus (B) the aggregate results of each of the Unrestricted Subsidiaries included in the Consolidated Financial Statements, subject to applicable consolidation adjustments (the “Adjusted Consolidated Financial Statements”), (iv) a reconciliation reflecting (A) the aggregate results of the Non-Consolidated NFP Financial Statements minus (B) the aggregate results of each of the Unrestricted Subsidiaries included in the Non-Consolidated NFP Financial Statements, subject to applicable consolidation adjustments (the “Adjusted Non-Consolidated NFP Financial Statements”), (v) a reconciliation reflecting the aggregate of the results of (A) the Consolidated Financial Statements and (B) the aggregate results of the Non-Consolidated NFP Financial Statements, and (vi) a reconciliation reflecting the aggregate of the results of (A) the Adjusted Consolidated Financial Statements and (B) the Adjusted Non-Consolidated NFP Financial Statements (the reconciliations referred to in clauses (v) and (vi) of Section 1.8(c) is referred to as the “Lender Financials”).

In addition, notwithstanding anything to the contrary herein, the Borrowers shall not be deemed to have failed to comply with any of their agreements under Sections 9.1(a) or 9.1(b) for the purposes of Section 11.3 if any such failure to comply is caused by a need to restate any Prior Financial Statements solely in connection with any such change in accounting treatment for any Not-For-Profit University until such failure shall continue unremedied 120 days after the date any report is required to be filed with SEC or delivered to the Administrative Agent pursuant to Sections 9.1(a) or 9.1(b).

SECTION 2.         Amount and Terms of Credit.

2.1.         Commitments.

(a)

(i)       Subject to and upon the terms and conditions set forth in the Existing Credit Agreement, each Lender having a Closing Date Term Loan Commitment severally made a loan or loans (each a “Closing Date Term Loan”) on the Closing Date to the Parent Borrower in Dollars, which Closing Date Term Loan was in an amount equal to the Closing Date Term Loan Commitment of such Lender and which Closing Date Term Loans collectively made on the Closing Date were in an aggregate principal amount equal to $675,000,000.

(ii)      (A) Subject to and upon the terms and conditions set forth in the Existing Credit Agreement, each Lender having a Delayed Draw Term Loan Commitment severally made a loan or loans (each a “Delayed Draw Term Loan”) on the Delayed Draw Date to the Parent Borrower in Dollars, which Delayed Draw Term Loan was in an amount equal to the Delayed Draw Term Loan Commitment of such

Lender and which Delayed Draw Term Loans collectively made on the Delayed Draw Date were in an aggregate principal amount equal to $100,000,000 and (B) subject to and upon the terms and conditions set forth in the Series A New Term Loan Joinder Agreement, each New Term Loan Lender (under and as defined in the Series A New Term Loan Joinder Agreement) party thereto severally made Series A New Term Loans on September 25, 2009 to the Parent Borrower in Dollars, which Series A New Term Loans were collectively made on such date in an aggregate principal amount equal to $280,000,000.

(iii)     On the Restatement Effective Date, in accordance with and upon the terms and conditions set forth herein and in the Second Amendment, (a) the Term Loans under the Existing Credit Agreement of each Series 2018 Extended Term Lender outstanding on such date shall be continued hereunder and reclassified as Series 2018 Extended Term Loans in an amount equal to such Lender’s Series 2018 Extended Term Loan Extended Amount, (b) all other Term Loans under the Existing Credit Agreement of each Term Lender outstanding on such date shall be continued hereunder and shall be classified as Series 2014 Term Loans, (c) each Converting Revolving Lender that has a Series 2018 Extended Term Loan Commitment severally agrees to make on the Restatement Effective Date Series 2018 Extended Term Loans to the Parent Borrower in Dollars, which Series 2018 Extended Term Loans shall, in each case, not exceed the Series 2018 Extended Term Loan Commitments of such Lender and (d) (i) the Revolving Credit Loans under the Existing Credit Agreement of each Converting Revolving Lender that has a Series 2018 Extended Term Loan Converted Amount shall be continued hereunder and reclassified as Series 2018 Extended Term Loans in an amount equal to such Lender’s Series 2018 Extended Term Loan Converted Amount, (ii) such Converting Revolving Lender’s Revolving Credit Commitments relating to such Series 2018 Extended Term Loan Converted Amount shall be simultaneously reduced in such amount and (iii) each Converting Revolving Lender’s Revolving Credit Commitments shall also be simultaneously reduced in the amount of any Series 2018 Extended Term Loan Commitments of such Converting Revolving Lender.  On and after the Restatement Effective Date, all Series 2018 Extended Term Loans shall rank pari passu in right of payment and security with, and otherwise have the same rights and benefits as, the Series 2014 Term Loans outstanding immediately prior to the Restatement Effective Date under the Credit Documents and all other U.S. Obligations.  For the avoidance of doubt, the Credit Parties acknowledge and agree that all Term Loans (including all Series 2018 Extended Term Loans) shall have been borrowed by the Parent Borrower as of the date funds were initially advanced to the Parent Borrower in respect thereof.

(iv)     No waiver and no amendment, supplement or modification of this Agreement shall decrease any Series 2018 Extended Term Loan Repayment Amount, extend any scheduled date of repayment under any Series 2018 Extended Term Loan or decrease the amount or allocation of any mandatory prepayment to be received by any Series 2018 Extended Term Loan Lender, in a manner disproportionately adverse to the interests of the holders of the Series 2018 Extended Term Loans in relation to any other Series of Term Loans, in each case without the written consent of the Required Series 2018 Extended Term Loan Lenders.  No waiver and no amendment, supplement or modification of this Agreement shall decrease any Series 2021 Extended Term Loan

Repayment Amount, extend any scheduled date of repayment under any Series 2021 Extended Term Loan or decrease the amount or allocation of any mandatory prepayment to be received by any Series 2021 Extended Term Loan Lender, in a manner disproportionately adverse to the interests of the holders of the Series 2021 Extended Term Loans in relation to any other Series of Term Loans, in each case without the written consent of the Required Series 2021 Extended Term Loan Lenders.

(v)      Subject to and upon the terms and conditions set forth herein, each Series B Additional Term Loan Lender having a Series B Additional Term Loan Commitment agrees to make a Series B Additional Term Loan in Dollars to the Parent Borrower on the Second ARCA Amendment Effective Date in a principal amount equal to its Series B Additional Term Loan Commitment.  For the avoidance of doubt, the Series B Additional Term Loans shall be deemed Series 2018 Extended Term Loans or, if the holder thereof has elected to extend such Loans as Series 2021 Extended Term Loans, Series 2021 Extended Term Loans, for all purposes of this Agreement~~, other than Section 2.5(b)(iii)~~ and further, the Series B Additional Term Loans are not New Term Loans pursuant to Section 2.14 hereof.

Such Term Loans (i) may at the option of the applicable Borrower be incurred and maintained as, and/or converted into, ABR Loans or LIBOR Term Loans, provided that all Term Loans made by each of the Term Loan Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Term Loans of the same Type, (ii) may be repaid or prepaid in accordance with the provisions hereof, but once repaid or prepaid, may not be reborrowed, (iii) shall not exceed for any such Term Loan Lender the Term Loan Commitment of such Term Loan Lender and (iv) shall not exceed in the aggregate the Total Term Loan Commitments.  On the Series 2014 Term Loan Maturity Date, the applicable Borrower shall repay all then unpaid Series 2014 Term Loans in full in Dollars.  On the ~~Third Amendment Effective Date, the New Replacement Term Loans shall constitute Term Loans in all respects.  On the~~ Series 2018 Extended Term Loan Maturity Date, the Parent Borrower shall repay all then unpaid Series 2018 Extended Term Loans in full in Dollars. On the Series 2021 Extended Term Loan Maturity Date, the Parent Borrower shall repay all then unpaid Series 2021 Extended Term Loans in full in Dollars.

(b)

(i)       On the Restatement Effective Date, in accordance with, and upon the terms and conditions set forth in, the Second Amendment and after the repayment required pursuant to Section 2.1(h) below, (x) the Revolving Credit Commitment of each Revolving Credit Lender existing immediately before the Restatement Effective Date shall continue hereunder on such date in an amount as set forth on Schedule 1.1(c), and (y) the Revolving Credit Commitment of each Series 2016 Revolving Credit Lender existing immediately before the Restatement Effective Date outstanding on such date shall continue hereunder and be reclassified as a Series 2016 Revolving Credit Commitment on such date in an amount in each applicable Class as set forth on of Schedule 1.1(c).  On and after the Restatement Effective Date, all Series 2016 Revolving Credit Loans shall rank pari passu in right of payment and security with, and otherwise have the same rights and benefits as, the Series 2013 Revolving Credit Loans outstanding immediately prior to the Restatement Effective Date under the Credit Documents and all other Obligations.  For the avoidance of doubt, the Credit Parties acknowledge and agree that all Revolving Credit Loans (including all Series 2013 Revolving Credit Loans and all Series 2016 Revolving Credit Loans) shall have been borrowed by the Parent Borrower or Foreign Subsidiary Borrower, as applicable, as of the date funds were initially advanced to the respective Borrower in respect thereof.

(ii)     Subject to and upon the terms and conditions herein set forth and after the repayment required pursuant to Section 2.1(h) below, each Lender having a Series 2013 U.S. Revolving Credit Commitment severally agrees to make a loan or loans denominated in Dollars or Alternative Currencies (each a “Series 2013 U.S. Revolving Credit Loan”) to the Parent Borrower, and each Lender having a Series 2013 Spanish Revolving Credit Commitment severally agrees to make a loan or loans denominated in Dollars or Alternative Currencies (each a “Series 2013 Spanish Revolving Credit Loan” and, together with the Series 2013 U.S. Revolving Credit Loans, the “Series 2013 Revolving Credit Loans”) to the Parent Borrower or the Foreign Subsidiary Borrower, which Revolving Credit Loans (A) shall be made at any time and from time to time on and after the Restatement Effective Date and prior to (but not on) the Series 2013 Revolving Credit Maturity Date, (B) may, at the option of the Parent Borrower or the Foreign Subsidiary Borrower, be incurred and maintained as, and/or converted into, ABR Loans (in the case of Revolving Credit Loans denominated in Dollars only) or LIBOR Revolving Credit Loans, provided that all Series 2013 Revolving Credit Loans made by each of the Series 2013 Revolving Credit Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Series 2013 U.S. Revolving Credit Loans of the same Type or Series 2013 Spanish Revolving Loans of the same Type, and (C) may be repaid and reborrowed in accordance with the provisions hereof.

(iii)    Subject to and upon the terms and conditions herein set forth and after the repayment required pursuant to Section 2.1(h) below, each Lender having a Series 2016 U.S. Revolving Credit Commitment severally agrees to make a loan or loans denominated in Dollars or Alternative Currencies (each a “Series 2016 U.S. Revolving Credit Loan”) to the Parent Borrower, and each Lender having a Series 2016 Spanish Revolving Credit Commitment severally agrees to make a loan or loans denominated in Dollars or Alternative Currencies (each a “Series 2016 Spanish Revolving Credit Loan” and, together with the Series 2016 U.S. Revolving Credit Loans, the “Series 2016 Revolving Credit Loans”, and together with the Series 2013 Revolving Credit Loans, the “Revolving Credit Loans”) to the Parent Borrower or the Foreign Subsidiary Borrower, which Revolving Credit Loans (A) shall be made at any time and from time to time on and after the Restatement Effective Date and prior to (but not on) the Series 2016 Revolving Credit Maturity Date, (B) may, at the option of the Parent Borrower or the Foreign Subsidiary Borrower, be incurred and maintained as, and/or converted into, ABR Loans (in the case of Revolving Credit Loans denominated in Dollars only) or LIBOR Revolving Credit Loans, provided that all Series 2016 Revolving Credit Loans made by each of the Series 2016 Revolving Credit Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Series 2016 U.S. Revolving Credit Loans of the same Type or Series 2016 Spanish Revolving Loans of the same Type, and (C) may be repaid and reborrowed in accordance with the provisions hereof.

(iv)    For the avoidance of doubt, prior to the Series 2013 Revolving Credit Maturity Date, (x) all borrowings of U.S. Revolving Credit Loans under this Section 2.1(b) shall be made pro rata between the Series 2013 U.S. Revolving Credit Facility and the Series 2016 U.S. Revolving Credit Facility in proportion to the respective Revolving Credit Commitments under each such Revolving Credit Facility and (y) all borrowings of Spanish Revolving Credit Loans under this Section 2.1(b) shall be made pro rata between the Series 2013 Spanish Revolving Credit Facility and the Series 2016 Spanish Revolving Credit Facility in proportion to the respective Revolving Credit Commitments under each such Revolving Credit Facility.  Other than Revolving Credit Loans converted into Series 2018 Extended Term Loans pursuant to Section 2.1(a) above, any Revolving Credit Loans outstanding on the Restatement Effective Date shall be continued as Revolving Credit Loans hereunder; provided that (A) (x) the U.S. Revolving Credit Loans of each Series 2013 U.S. Revolving Credit Lender will be reclassified as Series 2013 U.S. Revolving Credit Loans and (y) the U.S. Revolving Credit Loans of each Series 2016 U.S. Revolving Credit Lender will be reclassified as Series 2016 U.S. Revolving Credit Loans hereunder and (B) the Spanish Revolving Credit Loans of each Series 2013 Spanish Revolving Credit Lender will be reclassified as Series 2013 Spanish Revolving Credit Loans and (y) the Spanish Revolving Credit Loans of each Series 2016 Spanish Revolving Credit Lender will be reclassified as Series 2016 Spanish Revolving Credit Loans hereunder.  The Existing U.S. Revolving Credit Loans of any U.S. Revolving Credit Lender having both a Series 2013 U.S. Revolving Credit Commitment and a Series 2016 U.S. Revolving Credit Commitment shall be so reclassified as Series 2013 U.S. Revolving Credit Loans and Series 2016 U.S. Revolving Credit Loans, respectively, in proportion to the relative amounts of such U.S. Revolving Credit Lender’s Series 2013 U.S. Revolving Credit Commitment and Series 2016 U.S. Revolving Credit Commitment, respectively and the Existing Spanish Revolving Credit Loans of any Spanish Revolving Credit Lender having both a Series 2013 Spanish Revolving Credit Commitment and a Series 2016 Spanish Revolving Credit Commitment shall be so reclassified as Series 2013 Spanish Revolving Credit Loans and Series 2016 Spanish Revolving Credit Loans, respectively, in proportion to the relative amounts of such Spanish Revolving Credit Lender’s Series 2013 Spanish Revolving Credit Commitment and Series 2016 Spanish Revolving Credit Commitment, respectively.

(c)           (i)  (x) Each Series 2013 U.S. Revolving Credit Loan (A) shall not, for any Series 2013 U.S. Revolving Credit Lender at any time, after giving effect thereto and to the application of the proceeds thereof, result in such Series 2013 U.S. Revolving Credit Lender’s Series 2013 U.S. Revolving Credit Exposure at such time exceeding such Series 2013 U.S. Revolving Credit Lender’s Series 2013 U.S. Revolving Credit Commitment at such time, (B) shall not, after giving effect thereto and to the application of the proceeds thereof, result at any time in the aggregate amount of the Series 2013 U.S. Revolving Credit Lenders’ Series 2013 U.S. Revolving Credit Exposures at such time exceeding the Series 2013 U.S. Total Revolving Credit Commitment then in effect, (C) shall not, after giving effect thereto and to the application of the proceeds thereof, result at any time in the Aggregate U.S. Multicurrency Exposures at such time exceeding the U.S. Multicurrency Sublimit then in effect and (D) shall not, after giving effect thereto and to the application of the proceeds thereof, result at any time in the Available U.S. Revolving Commitments being less than zero and (y) each Series 2016 U.S. Revolving Credit Loan (A) shall not, for any Series 2016 U.S. Revolving Credit Lender at any time, after giving effect thereto and to the application of the proceeds thereof, result in such Series 2016 U.S. Revolving Credit Lender’s Series 2016 U.S. Revolving Credit Exposure at such time exceeding such Series 2016 U.S. Revolving Credit Lender’s Series 2016 U.S. Revolving Credit Commitment at such time, (B) shall not, after giving effect thereto and to the application of the proceeds thereof, result at any time in the aggregate amount of the Series 2016 U.S. Revolving Credit Lenders’ Series 2016 U.S. Revolving Credit Exposures at such time exceeding the Series 2016 U.S. Total Revolving Credit Commitment then in effect, (C) shall not, after giving effect thereto and to the application of the proceeds thereof, result at any time in the Aggregate Multicurrency Exposures at such time exceeding the U.S. Multicurrency Sublimit then in effect and (D) shall not, after giving effect thereto and to the application of the proceeds thereof, result at any time in the Available U.S. Revolving Commitments being less than zero.  On the Series 2013 Revolving Credit Maturity Date, all Series 2013 U.S. Revolving Credit Loans shall be repaid in full by the Parent Borrower in Dollars or the applicable Alternative Currency.  On the Series 2016 Revolving Credit Maturity Date, all Series 2016 U.S. Revolving Credit Loans shall be repaid in full by the Parent Borrower in Dollars or the applicable Alternative Currency.

(ii)           (x) Each Series 2013 Spanish Revolving Credit Loan (A) shall not, for any Series 2013 Spanish Revolving Credit Lender at any time, after giving effect thereto and to the application of the proceeds thereof, result in such Series 2013 Spanish Revolving Credit Lender’s Series 2013 Spanish Revolving Credit Exposure at such time exceeding such Series 2013 Spanish Revolving Credit Lender’s Series 2013 Spanish Revolving Credit Commitment at such time, (B) shall not, after giving effect thereto and to the application of the proceeds thereof, result at any time in the aggregate amount of the Series 2013 Spanish Revolving Credit Lenders’ Series 2013 Spanish Revolving Credit Exposures at such time exceeding the Series 2013 Spanish Total Revolving Credit Commitment then in effect, (C) shall not, after giving effect thereto and to the application of the proceeds thereof, result at any time in the Aggregate Spanish Multicurrency Exposures at such time exceeding the Spanish Multicurrency Sublimit then in effect and (D) shall not, after giving effect thereto and to the application of the proceeds thereof, result at any time in the Available Spanish Revolving Commitments being less than zero and (y) each Series 2016 Spanish Revolving Credit Loan (A) shall not, for any Series 2016 Spanish Revolving Credit Lender at any time, after giving effect thereto and to the application of the proceeds thereof, result in such Series 2016 Spanish Revolving Credit Lender’s Series 2016 Spanish Revolving Credit Exposure at such time exceeding such Series 2016 Spanish Revolving Credit Lender’s Series 2016 Spanish Revolving Credit Commitment at such time, (B) shall not, after giving effect thereto and to the application of the proceeds thereof, result at any time in the aggregate amount of the Series 2016 Spanish Revolving Credit Lenders’ Series 2016 Spanish Revolving Credit Exposures at such time exceeding the Series 2016 Spanish Total Revolving Credit Commitment then in effect, (C) shall not, after giving effect thereto and to the application of the proceeds thereof, result at any time in the Aggregate Spanish Multicurrency Exposures at such time exceeding the Spanish Multicurrency Sublimit then in effect and (D) shall not, after giving effect thereto and to the application of the proceeds thereof, result at any time in the Available Spanish Revolving Commitments being less than zero.  On the Series 2013 Revolving Credit Maturity Date, all Series 2013 Spanish Revolving Credit Loans shall be repaid in full by the Borrower that borrowed such loans in Dollars or the applicable Alternative Currency.  On the

Series 2016 Revolving Credit Maturity Date, all Series 2016 Spanish Revolving Credit Loans shall be repaid in full by the Borrower that borrowed such Loans in Dollars or the applicable Alternative Currency.

(d)           Each Lender may at its option make any LIBOR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that (A) any exercise of such option shall not affect the obligation of the applicable Borrower to repay such Loan and (B) in exercising such option, such Lender shall use its reasonable efforts to minimize any increased costs to the applicable Borrower resulting therefrom (which obligation of the Lender shall not require it to take, or refrain from taking, actions that it determines would result in increased costs for which it will not be compensated hereunder or that it determines would be otherwise disadvantageous to it and in the event of such request for costs for which compensation is provided under this Agreement, the provisions of Section 2.10 shall apply).

(e)           Subject to and upon the terms and conditions herein set forth, the Swingline Lender in its individual capacity agrees, at any time and from time to time on and after the Restatement Effective Date and prior to the Swingline Maturity Date, to make a loan or loans (each a “Swingline Loan” and, collectively, the “Swingline Loans”) to the Parent Borrower in Dollars, which Swingline Loans (i) shall be ABR Loans, (ii) shall have the benefit of the provisions of Section 2.1(d), (iii) shall not exceed at any time outstanding the Swingline Commitment, (iv) shall not, after giving effect thereto and to the application of the proceeds thereof, result at any time in the aggregate amount of the U.S. Revolving Credit Lenders’ U.S. Revolving Credit Exposures at such time exceeding the Total U.S. Revolving Credit Commitment then in effect and (v) may be repaid and reborrowed in accordance with the provisions hereof.  Each outstanding Swingline Loan shall be repaid in full on the Swingline Maturity Date.  The Swingline Lender shall not make any Swingline Loan after receiving a written notice from the Parent Borrower or any Lender stating that a Default or Event of Default exists and is continuing until such time as the Swingline Lender shall have received written notice of (i) rescission of all such notices from the party or parties originally delivering such notice or (ii) the waiver of such Default or Event of Default in accordance with the provisions of Section 14.1.

(f)            On any Business Day, the Swingline Lender may, in its sole discretion, give notice to the Administrative Agent (which shall notify each U.S. Revolving Credit Lender) that all then-outstanding Swingline Loans shall be funded with a Borrowing of U.S. Revolving Credit Loans denominated in Dollars, in which case U.S. Revolving Credit Loans denominated in Dollars constituting ABR Loans (each such Borrowing, a “Mandatory Borrowing”) shall be made on the immediately succeeding Business Day by each U.S. Revolving Credit Lender pro rata based on each such Lender’s U.S. Revolving Credit Commitment Percentage, and the proceeds thereof shall be applied directly to the Swingline Lender to repay the Swingline Lender for such outstanding Swingline Loans.  Each U.S. Revolving Credit Lender hereby irrevocably agrees to make such U.S. Revolving Credit Loans upon one Business Day’s notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified to it in writing by the Swingline Lender notwithstanding (i) that the amount of the Mandatory Borrowing may not comply with the minimum amount for each Borrowing specified in Section 2.2, (ii) whether any conditions specified in Section 7 are then satisfied, (iii) whether a Default or an Event of Default has occurred and is continuing, (iv) the date of such Mandatory Borrowing (but only if it is a Business Day) or (v) any reduction in the Total U.S. Revolving Credit Commitment after any such Swingline Loans were made.  In the event that, in the sole judgment of the Swingline Lender, any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including as a result of the commencement of a proceeding under the Bankruptcy Code in respect of the Parent Borrower), each U.S. Revolving Credit Lender hereby agrees that it shall forthwith purchase from the Swingline Lender (without recourse or warranty) such participation of the outstanding Swingline Loans as shall be necessary to cause the Lenders to share in such Swingline Loans ratably based upon their respective U.S. Revolving Credit Commitment Percentages, provided that all principal and interest payable on such Swingline Loans shall be for the account of the Swingline Lender until the date the respective participation is purchased and, to the extent attributable to the purchased participation, shall be payable to such Lender purchasing the same from and after such date of purchase.  From the Restatement Effective Date until the 2013 Revolving Credit Maturity Date, participations in Swingline Loans shall be allocated in accordance with the aggregate Revolving Credit Commitment (including both Series 2013 Revolving Credit Commitments and Series 2016 Revolving Credit Commitments); provided that notwithstanding the foregoing, participations in any Swingline Loans that are made on or after the fifth Business Day before the Series 2013 Revolving Credit Maturity Date shall be allocated to the Series 2016 Revolving Credit Lenders ratably in accordance with their Series 2016 Revolving Credit Commitments.  On the Series 2013 Revolving Credit Maturity Date, the obligations of the Series 2013 Revolving Credit Lenders in respect of Swingline Loans for which a Mandatory Borrowing or participation has not occurred shall be terminated and reallocated to the Series 2016 Revolving Credit Lenders ratably in accordance with their respective Series 2016 Revolving Credit Commitments; provided that after giving effect to such reallocation the aggregate Series 2016 Revolving Credit Exposures at such time shall not exceed the aggregate Series 2016 Revolving Credit Commitments.  If the reallocation described in the preceding sentence cannot, or can only partially, be effected as a result of the limitations set forth herein, the Parent Borrower shall within one Business Day of notice thereof from the Swingline Lender or the Administrative Agent repay Swingline Loans the participation interests in which cannot be reallocated to Series 2016 Revolving Credit Lenders pursuant to the prior sentence.  To the extent that any Swingline Loans shall have been funded pursuant to a Mandatory Borrowing comprised of Series 2013 Revolving Credit Loans, such Mandatory Borrowings shall be subject to repayment in accordance with the terms of the Series 2013 Revolving Credit Loans and on the Series 2013 Revolving Credit Maturity Date.  To the extent that any Series 2013 Swingline Loans remain outstanding on the Series 2013 Revolving Credit Maturity Date, such Series 2013 Swingline Loans shall be subject to repayment in full on such date.  To the extent any Series 2013 Revolving Credit Lender holds any participations in any Swingline Loan as a result of there not having occurred a Mandatory Borrowing under this Section 2.1(f), then on the Series 2013 Revolving Credit Maturity Date, the Swingline Loans shall be prepaid in an amount such that after such prepayment, no Series 2013 Revolving Credit Lenders shall still hold any participation in Swingline Loans hereunder.

(g)           Notwithstanding anything to the contrary in this Agreement:

(i)    on the Restatement Effective Date, (x) (i) all Series 2014 Term Loans that were outstanding as LIBOR Loans immediately prior to the time of reclassification pursuant to the first paragraph of this Section 2.1 shall be continued as

LIBOR Loans in a single Borrowing for each Class thereof with an Interest Period to be selected by the Borrower 2 Business Days prior to the Restatement Effective Date pursuant to a continuation notice delivered in accordance with Section 2.6, and (ii) all Series 2018 Extended Term Loans that are reclassified from any Series 2014 Term Loans that were outstanding as LIBOR Loans immediately prior to the time of reclassification pursuant to the first paragraph of this Section 2.1 shall be continued as LIBOR Loans in a single Borrowing with an Interest Period to be selected by the Borrower 2 Business Days prior to the Restatement Effective Date pursuant to a continuation notice delivered in accordance with Section 2.6~~,~~ and (y) the Series 2014 Term Loans that were outstanding as ABR Loans shall be deemed made as ABR Loans in an amount equal to the principal amount of such Term Loans outstanding as ABR Loans immediately prior to the time of reclassification pursuant to the first paragraph of this Section 2.1;

(ii)   All Series 2021 Extended Term Loans that are extended or continued from any Existing Term Loans (as defined in the Fifth Amendment) that were outstanding as LIBOR Loans immediately prior to the Fifth Amendment Effective Date shall be continued as LIBOR Loans in a single Borrowing with the LIBO Rate applicable to the Existing Term Loan Class from which such Series 2021 Extended Term Loans were extended;

(iii)  All interest accrued on all Closing Date Term Loans, Delayed Draw Term Loan and Series A New Term Loans under the Existing Credit Agreement for the period up to and including the Restatement Effective Date shall be due and payable to the Lenders holding such Term Loans on the Restatement Effective Date, together with any breakage payable under Section 2.11.  From and after the Restatement Effective Date, all Series 2014 Term Loans and all Series 2018 Extended Term Loan shall continue to accrue interest in accordance with Section 2.8;

(~~iii~~iv)   no reclassification of outstanding Term Loans pursuant to the first paragraph of this Section 2.1 shall constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement that would result in the application or operation of the provisions of Section 5.2(a) (but shall, notwithstanding the foregoing, entitle the Series A New Term Loan Lenders to the amounts set forth in Section 7(a) of the Second Amendment);

(~~iv~~v)   any Series 2018 Extended Term Loans that are borrowed on the Restatement Effective Date pursuant to the Series 2018 Extended Term Loan Commitments shall initially be made as ABR Loans unless the Borrower specifies that they shall be made as LIBOR Loans 2 Business Days prior to the Restatement Effective Date;

(h)           Notwithstanding anything to the contrary in this Agreement:

(i)      on the Restatement Effective Date and subject to the Borrowers making the payments required pursuant to Section 2.1(h)(ii)(a) below and the applicable Revolving Credit Lenders making the Revolving Credit Loans required pursuant to Section 2.1(h)(ii)(b) below, immediately prior to the conversions and extensions contemplated hereunder, the Parent Borrower shall have been deemed to have prepaid all U.S. Revolving Credit Loans and all Spanish Revolving Credit Loans then outstanding in full;

(ii)     immediately after such deemed prepayment pursuant to Section 2.1(h)(i) above, the conversions, reclassifications and extensions set forth in Section 2.1(b)(i) shall be deemed to be effective and the Parent Borrower shall be deemed to have made a Borrowing with respect to U.S. Revolving Credit Loans and Spanish Revolving Credit Loans in an amount equal to the respective amounts of U.S. Revolving Credit Loans and Spanish Revolving Credit Loans outstanding immediately after the Restatement Effective Date pursuant to Section 2.1(b)(iv); provided, that, immediately after such deemed Borrowing, (a) with respect to each Revolving Credit Lender with a positive Restatement Effective Date Reallocation Amount, the Parent Borrower shall pay each Revolving Credit Lender the Restatement Effective Date Reallocation Amount with respect to such Revolving Credit Lender as set forth on Schedule 2.1(h)(ii)(a) and (b) with respect to each Revolving Credit Lender with a negative Restatement Effective Date Reallocation Amount, such Revolving Credit Lender shall make Revolving Credit Loans in the amounts and of the Series and Class set forth opposite such Revolving Credit Lender’s name Schedule 2.1(h)(ii)(b);

(iii)    all interest and fees (including all fees payable under Section 4.1 hereunder) accrued on all Revolving Credit Loans and on all Revolving Credit Commitments under the Existing Credit Agreement for the period up to and including the Restatement Effective Date shall be due and payable to the Lenders holding such Loans and Commitments on the Restatement Effective Date, together with any breakage payable under Section 2.11;

(iv)    on the Restatement Effective Date, (x) (i) (A) all Series 2013 U.S. Revolving Credit Loans that were outstanding as LIBOR Loans immediately prior to the time of reclassification pursuant to this Section 2.1 shall be continued as LIBOR Loans in a single Borrowing for each Class thereof with an Interest Period to be selected by the Borrower 2 Business Days prior to the Restatement Effective Date pursuant to a continuation notice delivered in accordance with Section 2.6 and (B) all Series 2013 Spanish Revolving Credit Loans that were outstanding as LIBOR Loans immediately prior to the time of reclassification pursuant to this Section 2.1 shall be continued as LIBOR Loans in a single Borrowing for each Class thereof with an Interest Period to be selected by the Borrower 2 Business Days prior to the Restatement Effective Date pursuant to a continuation notice delivered in accordance with Section 2.6 and (ii) (A) all Series 2016 U.S. Revolving Credit Loans that were outstanding as LIBOR Loans immediately prior to the time of reclassification pursuant to this Section 2.1 shall be continued as LIBOR Loans in a single Borrowing for each Class thereof with an Interest Period to be selected by the Borrower 2 Business Days prior to the Restatement Effective Date pursuant to a continuation notice delivered in accordance with Section 2.6 and (B) all Series 2016 Spanish Revolving Credit Loans that were outstanding as LIBOR Loans immediately prior to the time of reclassification pursuant to this Section 2.1 shall be continued as LIBOR Loans in a single Borrowing for each Class thereof with an Interest Period to be selected by the Borrower 2 Business Days prior to the Restatement Effective

Date pursuant to a continuation notice delivered in accordance with Section 2.6, and (y) all Revolving Credit Loans that were outstanding as ABR Loans shall be deemed made as ABR Loans in an amount equal to the principal amount of such Revolving Credit Loans outstanding as ABR Loans immediately prior to the time of reclassification pursuant to the first paragraph of this Section 2.1; and

(v)   no reclassification of outstanding Revolving Credit Loans pursuant to Section 2.1(a) shall constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement, that would result in the application or operation of the provisions of Section 5.2(b).

2.2.         Minimum Amount of Each Borrowing; Maximum Number of Borrowings.  The aggregate principal amount of each Borrowing of Term Loans or Revolving Credit Loans shall be in a minimum amount of at least the Minimum Borrowing Amount for such Type of Loans and in a multiple of $1,000,000 in excess thereof (or £1,000,000 in the case of Revolving Credit Loans denominated in Sterling or €1,000,000 in the case of Revolving Credit Loans denominated in Euro or, with respect to a Borrowing in any other Alternative Currency, in a multiple thereof in an amount to be agreed upon by the Administrative Agent and the applicable Borrower) and Swingline Loans shall be in a minimum amount of $500,000 and in a multiple of $500,000 in excess thereof (except that Mandatory Borrowings shall be made in the amounts required by Section 2.1(f) and Revolving Credit Loans to reimburse a Letter of Credit Issuer with respect to any Unpaid Drawing shall be made in the amounts required by Section 3.3 or Section 3.4, as applicable).  More than one Borrowing may be incurred on any date; provided that at no time shall there be outstanding more than 8 Borrowings of LIBOR Loans under this Agreement.

2.3.         Notice of Borrowing.

(a)           The applicable Borrower shall give the Administrative Agent at the Administrative Agent’s Office (i) prior to 12:00 Noon (New York City time) at least three Business Days’ prior written notice (or telephonic notice promptly confirmed in writing) of the Borrowing of Term Loans if such Term Loans are to be initially LIBOR Loans (or prior to 9:00 a.m. (New York City time) two Business Days’ prior written notice in the case of a Borrowing of Term Loans to be made on the Restatement Effective Date initially as LIBOR Loans), and (ii) written notice (or telephonic notice promptly confirmed in writing) prior to 12:00 Noon (New York City time) on the date of the Borrowing of Term Loans if such Term Loans are to be ABR Loans.  Such notice (together with each notice of a Borrowing of Revolving Credit Loans pursuant to Section 2.3(b) and each notice of a Borrowing of Swingline Loans pursuant to Section 2.3(c), a “Notice of Borrowing”) shall specify (i) the identity of the applicable Borrower(s), (ii) the aggregate principal amount of the Term Loans to be made under the applicable Credit Facility, (iii) the date of the Borrowing and (iv) whether the Term Loans shall consist of ABR Term Loans (in the case of Loans denominated in Dollars) and/or LIBOR Term Loans and, if the Term Loans are to include LIBOR Term Loans, the Interest Period to be initially applicable thereto.  The Administrative Agent shall promptly give each Lender written notice (or telephonic notice promptly confirmed in writing) of the proposed Borrowing of Term Loans, of such Lender’s proportionate share thereof and of the other matters covered by the related Notice of Borrowing.

(b)           (i) Whenever the Parent Borrower desires to incur U.S. Revolving Credit Loans (other than Mandatory Borrowings or Borrowings to repay Unpaid Drawings), it shall give the Administrative Agent at the Administrative Agent’s Office, (A) prior to 12:00 Noon (New York City Time) at least three Business Days’ prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of LIBOR Revolving Credit Loans denominated in Dollars (or prior to 9:00 a.m. (New York City time) two Business Days’ prior written notice in the case of a Borrowing of U.S. Revolving Credit Loans to be made on the Restatement Effective Date initially as LIBOR Loans denominated in Dollars), (B) prior to 12:00 Noon (New York City time) at least four Business Days’ prior written notice (or telephone notice promptly confirmed in writing) of the Borrowing of U.S. Revolving Credit Loans denominated in Alternative Currencies and (C) prior to 10:00 a.m. (New York City time) on the date of such Borrowing prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of U.S. Revolving Credit Loans that are ABR Loans.  Each such Notice of Borrowing, except as otherwise expressly provided in Section 2.10, shall specify:

(A)        that the Parent Borrower is the Borrower requesting the U.S. Revolving Credit Loan;

(B)        that the requested Borrowing is a U.S. Revolving Credit Loan;

(C)        the aggregate principal amount and currency of the U.S. Revolving Credit Loans to be made pursuant to such Borrowing;

(D)        the date of Borrowing (which shall be a Business Day); and

(E)         whether the respective Borrowing shall consist of ABR Loans (in the case of U.S. Revolving Credit Loans denominated in Dollars) or LIBOR Revolving Credit Loans and, if LIBOR Revolving Credit Loans, the Interest Period to be initially applicable thereto.

The Administrative Agent shall promptly after receipt of the Notice of Borrowing give each U.S. Revolving Credit Lender written notice (or telephonic notice promptly confirmed in writing), at such U.S. Revolving Credit Lender’s U.S. Lending Office, of each proposed Borrowing of U.S. Revolving Credit Loans, of such Lender’s U.S. Revolving Credit Commitment Percentage thereof and of the other matters covered by the related Notice of Borrowing.

(ii)           Whenever the Parent Borrower or the Foreign Subsidiary Borrower desires to incur Spanish Revolving Credit Loans (other than Borrowings to repay Unpaid Drawings), it shall give the Administrative Agent at the Administrative Agent’s Office, (i) prior to 12:00 Noon (New York City Time) at least three Business Days’ prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of LIBOR Revolving Credit Loans denominated in Dollars (or prior to 9:00 a.m. (New York City time) two Business Days’ prior written notice in the case of a Borrowing of Spanish Revolving Credit Loans to be made on the Restatement Effective Date initially as LIBOR Loans denominated in Dollars), (ii) prior to 12:00 Noon (New York City time) at least four Business Days’ prior written notice (or telephone notice promptly confirmed in writing) of the Borrowing of Spanish Revolving Credit Loans denominated in Alternative Currencies and (iii) prior to 10:00 a.m. (New York City time) on the date of such Borrowing prior written notice (or telephonic notice promptly confirmed in writing)

of each Borrowing of Spanish Revolving Credit Loans that are ABR Loans.  Each such Notice of Borrowing, except as otherwise expressly provided in Section 2.10, shall specify:

(A)        Which Borrower is requesting the Spanish Revolving Credit Loan;

(B)        that the requested Borrowing is a Spanish Revolving Credit Loan;

(C)        the aggregate principal amount and currency of the Spanish Revolving Credit Loans to be made pursuant to such Borrowing;

(D)        the date of Borrowing (which shall be a Business Day); and

(E)         whether the respective Borrowing shall consist of ABR Loans (in the case of Spanish Revolving Credit Loans denominated in Dollars) or LIBOR Revolving Credit Loans and, if LIBOR Revolving Credit Loans, the Interest Period to be initially applicable thereto.

The Administrative Agent shall promptly after receipt of the Notice of Borrowing give each Spanish Revolving Credit Lender written notice (or telephonic notice promptly confirmed in writing), at such Spanish Revolving Credit Lender’s Spanish Lending Office designated for Borrowings from the applicable Borrower, of each proposed Borrowing of Spanish Revolving Credit Loans, of such Lender’s Spanish Revolving Credit Commitment Percentage thereof and of the other matters covered by the related Notice of Borrowing.

(c)           Whenever the Parent Borrower desires to incur Swingline Loans hereunder, it shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Swingline Loans prior to 2:30 p.m. (New York City time) on the date of such Borrowing.  Each such notice shall specify (i) the aggregate principal amount of the Swingline Loans to be made pursuant to such Borrowing and (ii) the date of Borrowing (which shall be a Business Day).  The Administrative Agent shall promptly give the Swingline Lender written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing of Swingline Loans and of the other matters covered by the related Notice of Borrowing.

(d)           Mandatory Borrowings shall be made upon the notice specified in Section 2.1(f), with the Parent Borrower irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of Mandatory Borrowings as set forth in such Section.

(e)           Borrowings to reimburse Unpaid Drawings shall be made upon the notice specified in Section 3.4(a).

(f)            Without in any way limiting the obligation of any Borrower to confirm in writing any notice it may give hereunder by telephone, the Administrative Agent may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice believed by the Administrative Agent in good faith to be from an Authorized Officer of such Borrower.

2.4.         Disbursement of Funds.

(a)           No later than 2:00 p.m. (New York City time) on the date specified in each Notice of Borrowing (including Mandatory Borrowings), each Lender will make available its pro rata portion, if any, of each Borrowing requested to be made on such date in the manner provided below; provided that (i) on the Restatement Effective Date, such funds may be made available at such earlier time as may be agreed among the Lenders, the Parent Borrower and the Administrative Agent for the purpose of consummating the Transactions and (ii) all Swingline Loans shall be made available in the full amount thereof by the Swingline Lender no later than 3:00 p.m. (New York City time) on the date requested.

(b)           Each Lender shall make available all amounts it is to fund to the applicable Borrower under any Borrowing for its applicable Commitments, and in immediately available funds to the Administrative Agent at the Administrative Agent’s Office in the applicable currency and the Administrative Agent will (except in the case of Mandatory Borrowings and Borrowings to repay Unpaid Drawings) make available to the applicable Borrower, by depositing to an account designated by the applicable Borrower to the Administrative Agent the aggregate of the amounts so made available in the applicable currency.  Unless the Administrative Agent shall have been notified by any Lender prior to the date of any such Borrowing that such Lender does not intend to make available to the Administrative Agent its portion of the Borrowing or Borrowings to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the applicable Borrower a corresponding amount.  If such corresponding amount is not in fact made available to the Administrative Agent by such Lender and the Administrative Agent has made available such amount to the applicable Borrower, the Administrative Agent shall be entitled to recover such corresponding amount from such Lender.  If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent’s demand therefor the Administrative Agent shall promptly notify the applicable Borrower and the applicable Borrower shall immediately pay such corresponding amount to the Administrative Agent in the applicable currency.  The Administrative Agent shall also be entitled to recover from such Lender or the applicable Borrower interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the applicable Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if paid by such Lender, the Overnight Rate or (ii) if paid by the applicable Borrower, the then-applicable rate of interest or fees, calculated in accordance with Section 2.8, for the respective Loans.

(c)           Nothing in this Section 2.4 shall be deemed to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights that any Borrower may have against any Lender as a result of any default by such Lender hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to fulfill its commitments hereunder).

2.5.         Repayment of Loans; Evidence of Debt.

(a)           The Parent Borrower shall repay to the Administrative Agent, for the benefit of the applicable Lenders, on the applicable Term Loan Maturity Date, the then-

outstanding applicable Term Loans, in Dollars.  The Parent Borrower shall repay to the Administrative Agent for the benefit of the applicable Lenders, on the applicable Revolving Credit Maturity Date, the then outstanding applicable Revolving Credit Loans made to the Parent Borrower, in the currency in which such Revolving Credit Loans are denominated.  The Foreign Subsidiary Borrower shall repay to the Administrative Agent for the benefit of the applicable Lenders, on the applicable Revolving Credit Maturity Date, the then outstanding applicable Revolving Credit Loans made to the Foreign Subsidiary Borrower, in the currency in which such Revolving Credit Loans are denominated.  The Parent Borrower shall repay to the Administrative Agent, in Dollars, for the account of the Swingline Lender, on the Swingline Maturity Date, the then-outstanding Swingline Loans.

(b)

(i)            Subject to adjustments pursuant to Section 5.1 or 5.2, the Parent Borrower shall repay to the Administrative Agent, in Dollars, for the benefit of the Term Loan Lenders with Closing Date Term Loans which have not been converted to Series 2018 Extended Term Loans, on each date set forth below (or, if not a Business Day, the immediately preceding Business Day) (each, a “Series 2014 Term Loan Repayment Date”), a principal amount in respect of the Closing Date Term Loans equal to the applicable amount set forth below (each, a “Closing Date Term Loan Repayment Amount”):

Series 2014 Term Loan Repayment Date	Closing Date Term Loan Repayment Amount
June 30, 2011	$334,490.83
September 30, 2011	$334,490.83
December 31, 2011	$334,490.83
March 31, 2012	$334,490.83
June 30, 2012	$334,490.83
September 30, 2012	$334,490.83
December 31, 2012	$334,490.83
March 31, 2013	$334,490.83
June 30, 2013	$334,490.83
September 30, 2013	$334,490.83
December 31, 2013	$334,490.83
March 31, 2014	$334,490.83
June 30, 2014	$334,490.83
Series 2014 Term Loan Maturity Date	All remaining amounts outstanding under the Closing Date Term Loans

(ii)           Subject to adjustments pursuant to Section 5.1 or 5.2, the Parent Borrower shall repay to the Administrative Agent, in Dollars, for the benefit of the Term Loan Lenders with Delayed Draw Term Loans, on each Series 2014 Term Loan Repayment Date (or, if not a Business Day, the immediately preceding Business Day), a principal amount in respect of the Delayed Draw Term Loans in the amount of 0.25% of the total amount of Delayed Draw Term Loans then outstanding and, in the Term Loan Maturity Date, the full remaining amount outstanding under the Delayed Draw Term Loans (each, a “Delayed Draw Term Loan

Repayment Amount”), beginning with the first full fiscal quarter after the Restatement Effective Date.

(iii)          Subject to adjustments pursuant to Section 5.1 or 5.2, the Parent Borrower shall repay to the Administrative Agent, in Dollars, for the benefit of the Term Loan Lenders with Series 2018 Extended Term Loans, on each date set forth below (or, if not a Business Day, the immediately preceding Business Day) (each, a “Series 2018 Term Loan Repayment Date”), a principal amount in respect of the Series 2018 Extended Term Loans equal to the applicable amount set forth below (each, a “Series 2018 Extended Term Loans Repayment Amount”):

~~Series 2018 Term Loan~~ Repayment Date	Repayment Amount for Series 2018 Extended Term Loan ~~Repayment Amount~~Prior to the Fifth Amendment Effective Date [Column 1](2)	Repayment Amount for Term Loans under the Joinder Agreement dated as of December 22, 2011 Prior to the Fifth Amendment Effective Date [Column 2](1)	Repayment Amount for Term Loans under the Joinder Agreement dated as of January 18, 2013 Prior to the Fifth Amendment Effective Date [Column 3](1)	Repayment Amount for Term Loans under the Joinder Agreement dated as of April 23, 2013 Prior to the Fifth Amendment Effective Date [Column 4](1)	Repayment Amount for Term Loans under the Joinder Agreement dated as of December 16, 2013 Prior to the Fifth Amendment Effective Date [Column 5](1)	Aggregate Repayment Amount for all Term Loans (other than the Series 2021 Extended Term Loans) On and After the Fifth Amendment Effective Date [Column 6](1)

June 30, 2011	$2,759,741.24
September 30, 2011	$2,759,741.24
December 31, 2011	$2,759,741.24
March 31,	$2,759,741.24	$62,500.00

(2)  The Repayment Amounts in Columns 1, 2, 3, 4 and 5 are applicable prior to the Fifth Amendment Effective Date.  On and after the Fifth Amendment Effective Date, only the aggregate Repayment Amount in Column 6 shall apply (and the Repayment Amounts in Columns 1, 2, 3, 4 and 5 shall no longer apply).  The amounts set forth above shall not be in duplication of the amounts set forth in any of the above referenced Joinder Agreements.

2012
June 30, 2012	$2,759,741.24	$62,500.00
September 30, 2012	$2,759,741.24	$62,500.00
December 31, 2012	$2,759,741.24	$62,500.00
March 31, 2013	$2,759,741.24	$62,500.00	$625,000.00
June 30, 2013	$2,759,741.24	$62,500.00	$625,000.00	$775,000.00
September 30, 2013	$2,759,741.24	$62,500.00	$625,000.00	$775,000.00
December 31, 2013	$2,759,741.24	$62,500.00	$625,000.00	$775,000.00	$500,000.00
March 31, 2014	$2,759,741.24	$62,500.00	$625,000.00	$775,000.00	$500,000.00
June 30, 2014	$2,759,741.24	$62,500.00	$625,000.00	$775,000.00	$500,000.00
September 30, 2014	$2,759,741.24	$62,500.00	$625,000.00	$775,000.00	$500,000.00
December 31, 2014	$2,759,741.24	$62,500.00	$625,000.00	$775,000.00	$500,000.00
March 31, 2015	$2,759,741.24	$62,500.00	$625,000.00	$775,000.00	$500,000.00
June 30, 2015	$2,759,741.24	$62,500.00	$625,000.00	$775,000.00	$500,000.00
September 30, 2015	$2,759,741.24	$62,500.00	$625,000.00	$775,000.00	$500,000.00
December 31, 2015	$2,759,741.24	$62,500.00	$625,000.00	$775,000.00	$500,000.00
March 31, 2016	$2,759,741.24	$62,500.00	$625,000.00	$775,000.00	$500,000.00
June 30, 2016	$2,759,741.24	$62,500.00	$625,000.00	$775,000.00	$500,000.00	$740,976.11
September 30, 2016	$2,759,741.24	$62,500.00	$625,000.00	$775,000.00	$500,000.00	$740,976.11
December 31, 2016	$2,759,741.24	$62,500.00	$625,000.00	$775,000.00	$500,000.00	$740,976.11
March 31, 2017	$2,759,741.24	$62,500.00	$625,000.00	$775,000.00	$500,000.00	$740,976.11
June 30, 2017	$2,759,741.24	$62,500.00	$625,000.00	$775,000.00	$500,000.00	$740,976.11
September 30, 2017	$2,759,741.24	$62,500.00	$625,000.00	$775,000.00	$500,000.00	$740,976.11
December 31, 2017	$2,759,741.24	$62,500.00	$625,000.00	$775,000.00	$500,000.00	$740,976.11
March 31, 2018	$2,759,741.24	$62,500.00	$625,000.00	$775,000.00	$500,000.00	$740,976.11
Series 2018	All remaining	All	All	All	All	All

Extended Term Loan Maturity Date	amounts outstanding ~~under the Series 2018 Extended Term Loans~~.	remaining amounts outstanding.	remaining amounts outstanding.	remaining amounts outstanding.	remaining amounts outstanding.	remaining amounts outstanding.

(iv)          Subject to adjustments pursuant to Section 5.1 or 5.2, the Parent Borrower shall repay to the Administrative Agent, in Dollars, for the benefit of the Term Loan Lenders with Series 2021 Extended Term Loans, on each date set forth below occurring on or after the Fifth Amendment Effective Date (or, if not a Business Day, the immediately preceding Business Day) (each, a “Series 2021 Term Loan Repayment Date”), a principal amount in respect of the Series 2021 Extended Term Loans equal to the applicable amount set forth below (each, a “Series 2021 Extended Term Loans Repayment Amount”):

Series 2021 Term Loan Repayment Date but only to the extent occurring on or after the Fifth Amendment Effective Date	Series 2021 Extended Term Loan Repayment Amount
June 30, 2016	$3,065,424.81
September 30, 2016	$3,065,424.81
December 31, 2016	$3,065,424.81
March 31, 2017	$3,065,424.81
June 30, 2017	$3,065,424.81
August 16, 2017	An amount, if any, equal to the Additional Payment Amount(3)
September 30, 2017	$3,065,424.81
December 31, 2017	$3,065,424.81
March 31, 2018	$3,065,424.81
June 30, 2018	$3,065,424.81
September 30, 2018	$3,065,424.81
December 31, 2018	$3,065,424.81
March 31, 2019	$3,065,424.81
June 30, 2019	$3,065,424.81
September 30, 2019	$3,065,424.81
December 31, 2019	$3,065,424.81
March 31, 2020	$3,065,424.81
June 30, 2020	$3,065,424.81
September 30, 2020	$3,065,424.81
December 31, 2020	$3,065,424.81
Series 2021 Extended Term Loan Maturity Date	All remaining amounts outstanding under the Series 2021 Extended Term Loans

(3)  If the Additional Payment is made on August 16, 2017, the Repayment Amounts after August 16, 2017 set forth in this Section 2.5(b)(iv) shall be ratably reduced.

(~~iv~~v)        Subject to adjustments pursuant to Section 5.1 or 5.2, the Parent Borrower shall repay to the Administrative Agent, in Dollars, for the benefit of the Series A Term Loan Lenders, on each date set forth below (or, if not a Business Day, the immediately preceding Business Day) (each, a “Series A New Term Loan Repayment Date”), a principal amount in respect of the Series A New Term Loans equal to the applicable amount set forth below (each, a “Series A New Term Loan Repayment Amount”):

Series A New Term Loan Repayment Date	Series A New Term Loan Repayment Amount

June 30, 2011	$44,564.60
September 30, 2011	$44,564.60
December 31, 2011	$44,564.60
March 31, 2012	$44,564.60
June 30, 2012	$44,564.60
September 30, 2012	$44,564.60
December 31, 2012	$44,564.60
March 31, 2013	$44,564.60
June 30, 2013	$44,564.60
September 30, 2013	$44,564.60
December 31, 2013	$44,564.60
March 31, 2014	$44,564.60
June 30, 2014	$44,564.60
Series 2014 Term Loan Maturity Date	All remaining amounts outstanding under the Series A New Term Loans

(c)           In the event that any additional New Term Loans are made, such additional New Term Loans shall, subject to Section 2.14(d), be repaid by the Parent Borrower or the Foreign Subsidiary Borrower, as applicable, in the amounts (each, a “New Term Loan Repayment Amount”) and on the dates set forth in the applicable Joinder Agreement.

(d)           Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the applicable Borrower to the appropriate lending office of such Lender resulting from each Loan made by such lending office of such Lender from time to time, including the amounts of principal and interest payable and paid to such lending office of such Lender from time to time under this Agreement.

(e)           The Administrative Agent shall maintain the Register pursuant to Section 14.6(b), and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount of each Loan made hereunder, whether such Loan is a Term Loan, Revolving Credit Loan or Swingline Loan, as applicable, the Class and Type of each Loan made, the currency in which made and the Interest Period, if any, applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the applicable Borrower to each Lender or the Swingline Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from such Borrower and each Lender’s share thereof.

(f)            The entries made in the Register and accounts and subaccounts maintained pursuant to clauses (e) and (f) of this Section 2.5 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the applicable Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the applicable Borrower to repay (with applicable interest) the Loans made to the applicable Borrower by such Lender in accordance with the terms of this Agreement.

2.6.         Conversions and Continuations.

(a)           Subject to the penultimate sentence of this clause (a), (x) the Parent Borrower or the Foreign Subsidiary Borrower, as applicable, shall have the option on any Business Day to convert all or a portion equal to at least $5,000,000 of the outstanding principal amount of Term Loans, U.S. Revolving Credit Loans, or Spanish Revolving Credit Loans denominated in Dollars of one Type into a Borrowing or Borrowings of another Type and (y) each Borrower shall have the option on any Business Day to continue the outstanding principal amount of any LIBOR Loans as LIBOR Loans for an additional Interest Period; provided that (i) no partial conversion of LIBOR Loans shall reduce the outstanding principal amount of LIBOR Loans made pursuant to a single Borrowing to less than the Minimum Borrowing Amount, (ii) ABR Loans may not be converted into LIBOR Loans if a Default or Event of Default is in existence on the date of the conversion and the Administrative Agent has or the Required Lenders have determined in its or their sole discretion not to permit such conversion, (iii) LIBOR Loans may not be continued as LIBOR Loans for an additional Interest Period if a Default or Event of Default is in existence on the date of the proposed continuation and the Administrative Agent has or the Required Lenders have determined in its or their sole discretion not to permit such continuation, (iv) Borrowings resulting from conversions pursuant to this Section 2.6 shall be limited in number as provided in Section 2.2 and (v) Revolving Credit Loans denominated in Alternative Currencies may not be converted to ABR Loans.  Each such conversion or continuation shall be effected by the applicable Borrower by giving the Administrative Agent at the Administrative Agent’s Office prior to 12:00 Noon (New York City time) at least (i) three Business Days’, in the case of a continuation of or conversion to LIBOR Loans denominated in Dollars, (ii) four Business Days’, in the case of a continuation of LIBOR Loans denominated in an Alternative Currency or (iii) one Business Day’s in the case of a conversion into ABR Loans, prior written notice (or telephonic notice promptly confirmed in writing) (each, a “Notice of Conversion or Continuation”) specifying the Loans to be so converted or continued, the Type of Loans to be converted or continued into and, if such Loans are to be converted into or continued as LIBOR Loans, the Interest Period to be initially applicable thereto.  The Administrative Agent shall give each applicable Lender notice as promptly as practicable of any such proposed conversion or continuation affecting any of its Loans.

(b)           If any Default or Event of Default is in existence at the time of any proposed continuation of any LIBOR Loans (other than Loans denominated in Alternative Currencies) and the Administrative Agent has or the Required Lenders have determined in its or their sole discretion not to permit such continuation, such LIBOR Loans shall be automatically converted on the last day of the current Interest Period into ABR Loans.  If upon the expiration of any Interest Period in respect of LIBOR Loans (other than Borrowings of LIBOR Loans denominated in Alternative Currencies), the applicable Borrower has failed to elect a new Interest Period to be applicable thereto as provided in clause (a) of this Section 2.6, such Borrower shall be deemed to have elected to convert such Borrowing of LIBOR Loans into a Borrowing of ABR Loans, effective as of the expiration date of such current Interest Period.  Notwithstanding the foregoing, with respect to Borrowings of LIBOR Loans denominated in Alternative Currencies, in connection with the occurrence of any of the events described in the preceding two sentences, at the expiration of the then current Interest Period each such Borrowing shall be automatically continued as a Borrowing of LIBOR Loans with an Interest Period of one month.

(c)           No Loan may be converted into or continued as a Loan denominated in a different currency.

2.7.         Pro Rata Borrowings.  Each Borrowing of Term Loans under this Agreement shall be made by the Lenders pro rata on the basis of their then-applicable Term Loan Commitments.  Each Borrowing of U.S. Revolving Credit Loans under this Agreement shall be made by the U.S. Revolving Credit Lenders pro rata on the basis of their then-applicable U.S. Revolving Credit Commitment Percentages.  Each Borrowing of Spanish Revolving Loans shall be made pro rata by the Spanish Revolving Credit Lenders on the basis of their then-applicable Spanish Revolving Credit Commitment Percentages.  Each Borrowing of New Term Loans under this Agreement shall be made by the Lenders pro rata on the basis of their then-applicable New Term Loan Commitments.  It is understood that (a) no Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder and that each Lender severally but not jointly shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its commitments hereunder and (b) failure by a Lender to perform any of its obligations under any of the Credit Documents shall not release any Person from performance of its obligation under any Credit Document.

2.8.         Interest.

(a)           The unpaid principal amount of each ABR Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a rate per annum that shall at all times be the Applicable ABR Margin plus the ABR, in each case, in effect from time to time.

(b)           The unpaid principal amount of each LIBOR Loan shall bear interest from the date of the Borrowing thereof until maturity thereof (whether by acceleration or otherwise) at a rate per annum that shall at all times be the Applicable LIBOR Margin plus the relevant LIBO Rate, in effect from time to time.

(c)           If all or a portion of (i) the principal amount of any Loan or (ii) any interest payable thereon or any other amount shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum that is (the “Default Rate”) (x) in the case of overdue principal, the rate that would otherwise be applicable thereto plus 2% or (y) in the case of any overdue interest or any other amount, to the extent permitted by applicable law, the rate described in Section 2.8(a) plus 2%

from the date of such non-payment to the date on which such amount is paid in full (after as well as before judgment).

(d)           Interest on each Loan shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable in the same currency in which such Loan is denominated.  Except as provided below, interest shall be payable (i) in respect of each ABR Loan, quarterly in arrears on the last Business Day of each March, June, September and December, (ii) in respect of each LIBOR Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three-month intervals after the first day of such Interest Period, (iii) in respect of each Loan, (A) on any prepayment (on the amount prepaid), (B) in full at maturity (whether by acceleration or otherwise) and (C) after such maturity, on demand.

(e)           All computations of interest hereunder shall be made in accordance with Section 5.5.

(f)            The Administrative Agent, upon determining the interest rate for any Borrowing of LIBOR Loans, shall promptly notify the applicable Borrower and the relevant Lenders thereof.  Each such determination shall, absent clearly demonstrable error, be final and conclusive and binding on all parties hereto.

2.9.         Interest Periods.  At the time a Borrower gives a Notice of Borrowing or Notice of Conversion or Continuation in respect of the making of, or conversion into or continuation as, a Borrowing of LIBOR Loans in accordance with Section 2.6(a), such Borrower shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of the Interest Period applicable to such Borrowing, which Interest Period shall, at the option of such Borrower be a one, two, three, six or (if available to all the Lenders making such LIBOR Loans as determined by such Lenders in good faith based on prevailing market conditions) a nine or twelve month period.

Notwithstanding anything to the contrary contained above:

(a)           the initial Interest Period for any Borrowing of LIBOR Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of ABR Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

(b)           if any Interest Period relating to a Borrowing of LIBOR Loans begins on the last Business Day of a calendar month or begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of the calendar month at the end of such Interest Period;

(c)           if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period in respect of a LIBOR Loan would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day; ~~and~~

(d)           the applicable Borrower shall not be entitled to elect any Interest Period in respect of any LIBOR Loan if such Interest Period would extend beyond the applicable Maturity Date of such Loan~~.~~; and

(e)           the initial Interest Period for any Borrowing of LIBOR Loans with respect to the Series 2021 Extended Term Loans shall commence on the date of such Borrowing and shall end on the last day of the then-current Interest Period applicable to the Existing Term Loan Class from which such Series 2021 Extended Term Loans were extended.

2.10.       Increased Costs, Illegality, Etc.

(a)           In the event that (x) in the case of clause (i) below, the Administrative Agent or (y) in the case of clauses (ii) and (iii) below, any Lender shall have reasonably determined (which determination shall, absent clearly demonstrable error, be final and conclusive and binding upon all parties hereto):

(i)    on any date for determining the LIBO Rate for any Interest Period that (x) deposits in the principal amounts and currencies of the Loans comprising such LIBOR Borrowing are not generally available in the relevant market or (y) by reason of any changes arising on or after the Restatement Effective Date affecting the interbank LIBOR market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of LIBO Rate; or

(ii)   at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any LIBOR Loans (other than any increase or reduction attributable to Taxes) because of (x) any change since the date hereof in any applicable law, governmental rule, regulation, guideline or order (or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline or order), such as, for example, without limitation, a change in official reserve requirements, and/or (y) other circumstances affecting the interbank LIBOR market or the position of such Lender in such market; or

(iii)  at any time, that the making or continuance of any LIBOR Loan has become unlawful as a result of compliance by such Lender in good faith with any law, governmental rule, regulation, guideline or order (or would conflict with any such governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful), or has become impracticable as a result of a contingency occurring after the date hereof that materially and adversely affects the interbank LIBOR market;

then, and in any such event, such Lender (or the Administrative Agent, in the case of clause (i) above) shall within a reasonable time thereafter give notice (if by telephone, confirmed in writing) to the Parent Borrower and the Foreign Subsidiary Borrower and to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders).  Thereafter (x) in the case of clause (i) above, LIBOR Term Loans and LIBOR Revolving Credit Loans shall no longer be available until such time as the

Administrative Agent notifies the applicable Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist (which notice the Administrative Agent agrees to give at such time when such circumstances no longer exist), and any Notice of Borrowing or Notice of Conversion given by the applicable Borrower with respect to LIBOR Term Loans or LIBOR Revolving Credit Loans that have not yet been incurred shall be deemed rescinded by the applicable Borrower, (y) in the case of clause (ii) above, the applicable Borrower shall pay to such Lender, promptly after receipt of written demand therefor such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its reasonable discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts receivable hereunder (it being agreed that a written notice as to the additional amounts owed to such Lender, showing in reasonable detail the basis for the calculation thereof, submitted to the applicable Borrower by such Lender shall, absent clearly demonstrable error, be final and conclusive and binding upon all parties hereto) and (z) in the case of subclause (iii) above, the applicable Borrower shall take one of the actions specified in subclauses (A) or (B), as applicable, of Section 2.10(b) as promptly as possible and, in any event, within the time period required by law.

(b)           At any time that (A) any LIBOR Loan denominated in Dollars is affected by the circumstances described in Section 2.10(a)(ii) or (iii), the applicable Borrower may (and in the case of a LIBOR Loan affected pursuant to Section 2.10(a)(iii) shall) either (x) if the affected LIBOR Loan is then being made pursuant to a Borrowing, cancel such Borrowing by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that such Borrower was notified by a Lender pursuant to Section 2.10(a)(ii) or (iii)  or (y) if the affected LIBOR Loan is then outstanding, upon at least three Business Days’ notice to the Administrative Agent, require the affected Lender to convert each such LIBOR Loan into an ABR Loan; provided that if more than one Lender is affected at any time, then all affected Lenders must be treated in the same manner pursuant to this Section 2.10(b), or (B) any LIBOR Loan denominated in an Alternative Currency is affected by the circumstances described in Section 2.10(a)(ii) or (iii), the applicable Borrower may (and in the case of a LIBOR Loan affected pursuant to Section 2.10(a)(iii) shall) either (x) prepay each such LIBOR Loan or (y) keep such LIBOR Loan outstanding, in which case the LIBO Rate with respect to such Loan shall be deemed to be the rate reasonably determined by such Lender as the all-in-cost of funds to fund such Loan with maturities comparable to the Interest Period applicable thereto.

(c)           If, after the date hereof, any Change in Law relating to capital adequacy of any Lender, or compliance by any Lender or its parent with any Change in Law relating to capital adequacy occurring after the date hereof, has or would have the effect of reducing the rate of return on such Lender’s or its parent’s or its Affiliate’s capital or assets as a consequence of such Lender’s commitments or obligations hereunder to a level below that which such Lender or its parent or its Affiliate could have achieved but for such Change in Law (taking into consideration such Lender’s or its parent’s policies with respect to capital adequacy), then from time to time, promptly after demand by such Lender (with a copy to the Administrative Agent), the applicable Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or its parent for such reduction, it being understood and agreed, however, that a Lender shall not be entitled to such compensation as a result of such Lender’s compliance with, or pursuant to any request or directive to comply with, any law, rule or regulation as in effect on the date hereof.  Each Lender, upon determining in good faith that any additional amounts will be payable pursuant to this Section 2.10(c), will give prompt written notice thereof to the applicable Borrower, which notice shall set forth in reasonable detail the basis of the calculation of such additional amounts, although the failure to give any such notice shall not, subject to Section 2.13, release or diminish the applicable Borrower’s obligations to pay additional amounts pursuant to this Section 2.10(c) upon receipt of such notice.

(d)           It is understood that this Section 2.10 shall not apply to (i) Taxes indemnifiable under Section 5.4, (ii) net income taxes and franchise taxes (imposed in lieu of net income taxes) and branch profits taxes imposed on any Agent or Lender or (iii) Taxes included under clauses (c), (d), and (e) of the definition of Excluded Taxes.

2.11.       Compensation.  If (a) any payment of principal of any LIBOR Loan is made by any Borrower to or for the account of a Lender other than on the last day of the Interest Period for such LIBOR Loan as a result of a payment or conversion pursuant to Section  2.5, 2.6, 2.10, 5.1, 5.2 or 14.7, as a result of acceleration of the maturity of the Loans pursuant to Section 11 or for any other reason, (b) any Borrowing of LIBOR Loans is not made as a result of a withdrawn Notice of Borrowing, (c) any ABR Loan is not converted into a LIBOR Loan as a result of a withdrawn Notice of Conversion or Continuation, (d) any LIBOR Loan is not continued as a LIBOR Loan, as the case may be, as a result of a withdrawn Notice of Conversion or Continuation or (e) any prepayment of principal of any LIBOR Loan is not made as a result of a withdrawn notice of prepayment pursuant to Section 5.1 or 5.2, the applicable Borrower shall, after receipt of a written request by such Lender (which request shall set forth in reasonable detail the basis for requesting such amount), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that such Lender may reasonably incur as a result of such payment, failure to convert, failure to continue or failure to prepay, including any loss, cost or expense (excluding loss of anticipated profits) actually incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such LIBOR Loan.

2.12.       Change of Lending Office.  Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.10(a)(ii), 2.10(a)(iii), 2.10(b), 3.5 or 5.4 with respect to such Lender, it will, if requested by the applicable Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another U.S. Lending Office or Spanish Lending Office for any Loans affected by such event; provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section.  Nothing in this Section 2.12 shall affect or postpone any of the obligations of the applicable Borrower or the right of any Lender provided in Section 2.10, 3.5 or 5.4.

2.13.       Notice of Certain Costs.  Notwithstanding anything in this Agreement to the contrary, to the extent any notice required by Section 2.10, 2.11, 3.5 or 5.4 is given by any Lender more than 180 days after such Lender has knowledge (or should have had knowledge) of the occurrence of the event giving rise to the additional cost, reduction in amounts, loss, tax or other additional amounts described in such Sections, such Lender shall not be entitled to compensation under Section 2.10, 2.11, 3.5 or 5.4, as the case may be, for any such amounts incurred or accruing prior to the 181st day prior to the giving of such notice to the applicable Borrower.

2.14.       Incremental Facilities.

(a)           (i)  The Parent Borrower or the Foreign Subsidiary Borrower may by written notice to the Administrative Agent elect to request the establishment of one or more additional tranches of term loans (the commitments thereto, the “New Term Loan Commitments”), and (ii) the Parent Borrower or the Foreign Subsidiary Borrower may by written notice to Administrative Agent elect to request the establishment of one or more increases in Series 2013 Revolving Credit Commitments or Series 2016 Revolving Credit Commitments, which may be Series 2013 U.S. Revolving Credit Commitments or Series 2016 U.S. Revolving Credit Commitments (the “New U.S. Revolving Credit Commitments”) or Series 2013 Spanish Revolving Credit Commitments or Series 2016 Spanish Revolving Credit Commitments (the “New Spanish Revolving Credit Commitments” and, together with the New U.S. Revolving Credit Commitments, the “New Revolving Credit Commitments”; the New Revolving Credit Commitments together with the New Term Loan Commitments, collectively, the “New Loan Commitments”), in the case of clauses (a)(i) and (a)(ii) by an aggregate amount not in excess of the Maximum Incremental Facilities Amount in the aggregate from the Restatement Effective Date and not less than $25,000,000 individually (or such lesser amount as (x) may be approved by the Administrative Agent or (y) shall constitute the difference between the Maximum Incremental Facilities Amount and all such New Loan Commitments obtained on or prior to such date).  Each such notice shall specify the date (each, an “Increased Amount Date”) on which the applicable Borrower proposes that the New Loan Commitments shall be effective, which shall be a date not less than ten Business Days after the date on which such notice is delivered to the Administrative Agent.  The applicable Borrower may approach any Lender or any Person (other than a natural person) to provide all or a portion of the New Loan Commitments; provided that any Lender offered or approached to provide all or a portion of the New Loan Commitments may elect or decline, in its sole discretion, to provide a New Loan Commitment.  In each case, such New Loan Commitments shall become effective as of the applicable Increased Amount Date; provided that (i) no Default or Event of Default shall exist on such Increased Amount Date before or after giving effect to such New Loan Commitments, as applicable; (ii) both before and after giving effect to the making of any Series of New Term Loans or New Revolving Credit Loans, each of the conditions set forth in Section 7 shall be satisfied; (iii) the New Loan Commitments shall be effected pursuant to one or more Joinder Agreements executed and delivered by the applicable Borrower and the Administrative Agent, and each of which shall be recorded in the Register and shall be subject to the requirements set forth in Section 5.4(c) and (b); (iv) the applicable Borrower shall make any payments required pursuant to Section 2.11 in connection with the New Loan Commitments, as applicable; and (v) the applicable Borrower shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by the Administrative Agent in connection with any such transaction.  Any New Term Loans made on an Increased Amount Date may, as agreed to by the Parent Borrower and the New Term Lenders making such New Term Loans, be designated as a separate series (“Series”) of New Term Loans or a part of an existing Series or Class of Term Loans, in each case for all purposes of this Agreement. Without limiting the foregoing, the Series B New Term Loans shall be deemed to be of the same Series and Class as the Series 2018 Extended Term Loans or, if the holder hereof has elected to extend such Loans to Series 2021

Extended Term Loans pursuant to the Fifth Amendment, the Series 2021 Extended Term Loans for all purposes under the Credit Agreement~~, other than Section 2.5(b)(iii)~~.

(b)           (i)  On any Increased Amount Date on which New U.S. Revolving Credit Commitments of the applicable Series are effected, subject to the satisfaction of the foregoing terms and conditions, (A) the Parent Borrower shall have made arrangements with the Administrative Agent to prepay certain U.S. Revolving Credit Loans on any Increased Amount Date pursuant to procedures substantially similar to the procedures set forth in Section 2.1(h) hereof with such changes as may be necessary or advisable as may be agreed by the Parent Borrower and the Administrative Agent to give effect to the pro rata borrowing provisions set forth in Section 2.1(b)(iv), and (B) each Lender with a New U.S. Revolving Credit Commitment (each, a “New U.S. Revolving Credit Lender”) shall become a Lender with respect to the U.S. Revolving Credit Commitment of the applicable Series and all matters relating thereto, and each Loan made thereunder (each, a “New U.S. Revolving Credit Loan”) shall be deemed for all purposes a U.S. Revolving Credit Loan of the applicable Series.

(ii)           On any Increased Amount Date on which New Spanish Revolving Credit Commitments of the applicable Series are effected, subject to the satisfaction of the foregoing terms and conditions, (A) the Parent Borrower shall have made arrangements with the Administrative Agent to prepay certain Spanish Revolving Credit Loans on any Increased Amount Date pursuant to procedures substantially similar to the procedures set forth in Section 2.1(h) hereof with such changes as may be necessary or advisable as may be agreed by the Parent Borrower and the Administrative Agent to give effect to the pro rata borrowing provisions set forth in Section 2.1(b)(iv), and (B) each Lender with a New Spanish Revolving Credit Commitment (each, a “New Spanish Revolving Credit Lender”, together with the “New U.S. Revolving Credit Lenders”, the “New Revolving Credit Lenders”) shall become a Lender with respect to the Spanish Revolving Credit Commitment of the applicable Series and all matters relating thereto, and each Loan made thereunder (each, a “New Spanish Revolving Credit Loan”, together with the “New U.S. Revolving Credit Loans”, the “New Revolving Credit Loans”) shall be deemed for all purposes a Spanish Revolving Credit Loan of the applicable Series.

(c)           On any Increased Amount Date on which any New Term Loan Commitments of any Series are effective, subject to the satisfaction of the foregoing terms and conditions, (i) each Lender with a New Term Loan Commitment (each, a “New Term Loan Lender”) of any Series shall make a Loan to the applicable Borrower (a “New Term Loan”) in an amount equal to its New Term Loan Commitment of such Series, and (ii) each New Term Loan Lender of any Series shall become a Lender hereunder with respect to the New Term Loan Commitment of such Series and the New Term Loans of such Series made pursuant thereto.

(d)           The terms and provisions of the New Term Loans and New Term Loan Commitments of any Series shall be, except as otherwise set forth herein or in the applicable Joinder Agreement, identical to the existing Series ~~2018~~2021 Extended Term Loans; provided that (i) the applicable New Term Loan Maturity Date of each Series shall be no earlier than the Series ~~2018~~2021 Extended Term Loan Maturity Date and mandatory prepayment and other payment rights (other than scheduled amortization) of the New Term Loans and the existing Series ~~2018~~2021 Extended Term Loans shall be identical, (ii) the rate of interest and the amortization schedule applicable to the New Term Loans of each Series shall be determined by the applicable Borrower and the applicable new Lenders and shall be set forth in each applicable Joinder Agreement; provided that (x) the weighted average life to maturity of all New Term Loans shall be no shorter than the weighted average life to maturity of the existing Series ~~2018~~2021 Extended Term Loans and (y) if the Applicable LIBOR Margin or Applicable ABR Margin in respect of the New Term Loans exceeds the Applicable LIBOR Margin or Applicable ABR Margin, as applicable, in respect of the existing Series ~~2018~~2021 Extended Term Loans by more than 0.50%, the Applicable LIBOR Margin or Applicable ABR Margin in respect of the existing Series ~~2018~~2021 Extended Term Loans, as applicable, shall be adjusted to be equal to the Applicable LIBOR Margin or Applicable ABR Margin, as applicable, in respect of the New Term Loans minus 0.50%; provided, further, that in determining the Applicable LIBOR Margin and Applicable ABR Margin, (x) original issue discount or upfront fees (which shall be deemed to constitute a like amount of original issue discount) paid by the Borrowers to the New Term Loan Lenders under the New Term Loans and to the Lenders of the existing Series ~~2018~~2021 Extended Term Loans (calculated in the case of the Series ~~2018~~2021 Extended Term Loans on a weighted average basis to include all consent fees, if any, paid to Series ~~2018~~2021 Extended Term Loan Lenders on the ~~Restatement~~Fifth Amendment Effective Date pursuant to ~~Section 7(a) and 7(b) of the Second~~the Fifth Amendment) in the initial primary syndication thereof (or, in the case of the Series ~~2018~~2021 Extended Term Loans in connection with the ~~Second~~Fifth Amendment) shall be included and equated to interest rate (with original issue discount being equated to interest based on an assumed four-year life to maturity), provided that for purposes of this clause (x), fees in the nature of arranging fees shall be excluded in any such determination and (y) any amendments to the Applicable LIBOR Margin or Applicable ABR Margin in respect of the Series ~~2018~~2021 Extended Term Loans that become effective subsequent to the ~~Restatement~~Fifth Amendment Effective Date but prior to the time of such New Term Loans shall also be included in such calculations; provided, further, that if the LIBOR Rate (or ABR) in respect of the New Term Loans includes a floor greater than the LIBOR floor (or ABR floor, as applicable) applicable to the Series ~~2018~~2021 Extended Term Loans, such excess amount shall be equated to interest margin for purposes of determining any increase to the Applicable Margin in respect of the Series ~~2018~~2021 Extended Term Loans; and (iii) all other terms applicable to the New Term Loans of each Series that differ from the existing Series ~~2018~~2021 Extended Term Loans shall be reasonably acceptable to the Administrative Agent (as evidenced by its execution of the applicable Joinder Agreement).  The terms and provisions of the New Revolving Credit Loans and the New Revolving Credit Commitments shall be identical to the Revolving Credit Loans and the Revolving Credit Commitments, respectively.

(e)           Each Joinder Agreement may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.14.

2.15.       Option to Extend.

(a)           The Parent Borrower may at any time and from time to time request that all or a portion of the Term Loans of any Class (an “Existing Term Loan Class”) be converted to extend the scheduled maturity date(s) of any payment of principal with respect to all or a portion of any principal amount of such Term Loans (any such Term Loans which have been so converted, “Extended Term Loans”) and to provide for other terms consistent with this Section 2.15.  In order to establish any Extended Term Loans, the Parent Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders of the applicable Existing Term Loan Class) (a “Term Loan Extension Request”) setting forth the proposed terms of the Extended Term Loans to be established, which shall be identical to the Term Loans of the Existing Term Loan Class from which they are to be converted except (x) (A) the scheduled final maturity date shall be extended ~~and~~, (B) all or any of the scheduled amortization payments of principal of the Extended Term Loans may be delayed to later dates than the scheduled amortization of principal of the Term Loans of such Existing Term Loan Class (with any such delay resulting in a corresponding adjustment to the scheduled amortization payments reflected in Section 2.5 or in the Joinder Agreement, as the case may be, with respect to the Existing Term Loan Class from which such Extended Term Loans were converted, in each case as more particularly set forth in paragraph (d) of this Section 2.15 below) and (C) solely with respect to the Series 2021 Extended Term Loans, the scheduled payment of the Additional Payment and (y) (A) the interest margins with respect to the Extended Term Loans may be higher or lower than the interest margins for the Term Loans of such Existing Term Loan Class and/or (B) additional fees may be payable to the Lenders providing such Extended Term Loans in addition to or in lieu of any increased margins contemplated by the preceding clause (A), in each case, to the extent provided in the applicable Extension Amendment; provided that, notwithstanding anything to the contrary in this Section 2.15 or otherwise, no Extended Term Loans may be optionally prepaid prior to the date on which the Existing Term Loan Class from which they were converted is repaid in full except in accordance with the last sentence of Section 5.1(a).  No Lender shall have any obligation to agree to have any of its Term Loans of any Existing Term Loan Class converted into Extended Term Loans pursuant to any Extension Request.  Any Extended Term Loans of any Extension Series shall constitute a separate Class of Term Loans from the Existing Term Loan Class from which they were converted.

(b)           The Parent Borrower or the Foreign Subsidiary Borrower may at any time and from time to time request that all or a portion of the Revolving Credit Commitments, any Extended Revolving Credit Commitments and/or any New Revolving Credit Commitments, each existing at the time of such request (each, an “Existing Revolving Credit Commitment” and any related revolving credit loans thereunder, “Existing Revolving Credit Loans”; each Existing Revolving Credit Commitment and related Existing Revolving Credit Loans together being referred to as an “Existing Revolving Credit Class”) be converted to extend the termination date thereof and the scheduled maturity date(s) of any payment of principal with respect to all or a portion of any principal amount of Loans related to such Existing Revolving Credit Commitments (any such Existing Revolving Credit Commitments which have been so extended, “Extended Revolving Credit Commitments” and any related Loans, “Extended Revolving Credit Loans”) and to provide for other terms consistent with this Section 2.15.  In order to establish any Extended Revolving Credit Commitments, the Parent Borrower or the Foreign Subsidiary Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders of the applicable Class of Existing Revolving Credit Commitments) (a “Revolving Credit Extension Request”) setting forth the proposed terms of the Extended Revolving Credit Commitments to be established, which terms shall be identical to those applicable to the Existing Revolving Credit Commitments from which they are to be extended (the “Specified Existing Revolving Credit Commitment”) except (x) all or any of the final maturity dates of such Extended Revolving Credit Commitments may be delayed to later dates than the final maturity dates of the Specified Existing Revolving Credit Commitments, (y) (A) the interest margins with respect to the Extended Revolving Credit Commitments may be higher or lower than the interest margins for the Specified Existing Revolving Credit Commitments and/or (B) additional fees may be payable to the Lenders providing such Extended Revolving Credit Commitments in addition to or in lieu of any increased margins contemplated by the preceding clause (A) and (z) the revolving credit commitment fee rate with respect to the Extended Revolving Credit Commitments may be higher or lower than the Revolving Credit Commitment Fee Rate for the Specified Existing Revolving Credit Commitment, in each case, to the extent provided in the applicable Extension Amendment; provided that, notwithstanding anything to the contrary in this Section 2.15 or otherwise, (1) the borrowing and repayment (other than in connection with a permanent repayment and termination of commitments) of Loans with respect to any Existing Revolving Credit Commitments shall be made on a pro rata basis with all other Extended Revolving Credit Commitments and (2) assignments and participations of Extended Revolving Credit Commitments and Extended Revolving Credit Loans shall be governed by the same assignment and participation provisions applicable to Revolving Credit Commitments and the Revolving Credit Loans related to such Commitments set forth in Section 14.6.  Any Extended Revolving Credit Commitments of any Extension Series shall constitute a separate Class of revolving credit commitments from the Specified Existing Revolving Credit Commitments and from any other Existing Revolving Credit Commitments (together with any other Extended Revolving Credit Commitments so established on such date).

(c)           The Parent Borrower or the Foreign Subsidiary Borrower shall provide the applicable Extension Request at least five (5) Business Days prior to the date on which Lenders under the applicable Existing Class or Existing Classes are requested to respond.  Any Lender (an “Extending Lender”) wishing to have all or a portion of its Term Loans, Revolving Credit Commitments, New Revolving Credit Commitment or Extended Revolving Credit Commitment, as applicable, of the Existing Class or Existing Classes subject to such Extension Request converted into Extended Term Loans or Extended Revolving Credit Commitments, as applicable, shall notify the Administrative Agent (an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Term Loans, Revolving Credit Commitments, New Revolving Credit Commitment or Extended Revolving Credit Commitment of the Existing Class or Existing Classes subject to such Extension Request that it has elected to convert into Extended Term Loans or Extended Revolving Credit Commitments, as applicable.  In the event that the aggregate amount of Term Loans, Revolving Credit Commitments, New Revolving Credit Commitment or Extended Revolving Credit Commitment of the Existing Class or Existing Classes subject to Extension Elections exceeds the amount of Extended Term Loans or Extended Revolving Credit Commitments, as applicable, requested pursuant to the Extension Request, Term Loans or Revolving Credit Commitments, New Revolving Credit Commitments or Extended Revolving Credit Commitments of the Existing Class or Existing Classes subject to Extension Elections shall be converted to Extended Term Loans or Extended Revolving Credit Commitments, as applicable, on a pro rata basis based on the amount of Term Loans, Revolving Credit Commitments, New Revolving Credit Commitment or Extended Revolving Credit Commitment included in each such Extension Election.  Notwithstanding the conversion of any Existing Revolving Credit Commitment into an Extended Revolving Credit Commitment, such Extended Revolving Credit Commitment shall be treated identically to all other Revolving Credit Commitments for purposes of the obligations of a Revolving Credit Lender in respect of

Swingline Loans under Section 2.1(e) and Letters of Credit under Article 3, except that the applicable Extension Amendment may provide that the Swingline Maturity Date may be extended and the related obligations to make Swingline Loans may be continued so long as the Swingline Lender has consented to such extensions in its sole discretion (it being understood that no consent of any other Lender shall be required in connection with any such extension).  Notwithstanding the foregoing, for the avoidance of doubt, neither the U.S. Letter of Credit Commitments nor the Spanish Letter of Credit Commitments shall be extended unless the prior written consent of the applicable Letter of Credit Issuer is obtained.

(d)                                 Extended Term Loans or Extended Revolving Credit Commitments, as applicable, shall be established pursuant to an amendment (an “Extension Amendment”) to this Agreement (which, except to the extent expressly contemplated by the penultimate sentence of this Section 2.15(d) and notwithstanding anything to the contrary set forth in Section 14.1, shall not require the consent of any Lender other than the Extending Lenders with respect to the Extended Term Loans or Extended Revolving Credit Commitments, as applicable, established thereby) executed by the Credit Parties, the Administrative Agent and the Extending Lenders.  No Extension Amendment shall provide for any tranche of Extended Term Loans or Extended Revolving Credit Commitments in an aggregate principal amount that is less than $75,000,000.  In addition to any terms and changes required or permitted by Section 2.15(a) or Section 2.15(b), each Extension Amendment (x) shall amend the scheduled amortization payments pursuant to Section 2.5 or the applicable Joinder Agreement with respect to the Existing Term Loan Class from which the Extended Term Loans were converted to reduce each scheduled Repayment Amount for the Existing Term Loan Class in the same proportion as the amount of Term Loans of the Existing Term Loan Class is to be converted pursuant to such Extension Amendment (it being understood that the amount of any Repayment Amount payable with respect to any individual Term Loan of such Existing Term Loan Class that is not an Extended Term Loan shall not be reduced as a result thereof) and (y) may, but shall not be required to, impose additional requirements (not inconsistent with the provisions of this Agreement in effect at such time) with respect to the final maturity and weighted average life to maturity of New Term Loans incurred following the date of such Extension Amendment; provided that any changes to the requirements with respect to the final maturity date and weighted average life to maturity of New Term Loans shall neither reduce the minimum weighted average life to maturity nor shorten the earliest permitted final maturity date to a date earlier than such date under the Existing Terms Loans as was in effect prior to such Extension Amendment.  Notwithstanding anything to the contrary in this Section 2.15 and without limiting the generality or applicability of Section 14.1 to any Section 2.15 Additional Amendments (as defined below), any Extension Amendment may provide for additional terms and/or additional amendments other than those referred to or contemplated above (any such additional amendment, a “Section 2.15 Additional Amendment”) to this Agreement and the other Credit Documents; provided that such Section 2.15 Additional Amendments comply with and do not conflict with the requirements of Section 2.15(a) and do not become effective prior to the time that such Section 2.15 Additional Amendments have been consented to (including, without limitation, pursuant to (1) consents applicable to holders of New Term Loans or New Revolving Credit Commitments provided for in any Joinder Agreement and (2) consents applicable to holders of any Extended Term Loans or Extended Revolving Credit Commitments provided for in any Extension Amendment) by such of the Lenders, Credit Parties and other parties (if any) as may be required in order for such Section 2.15 Additional Amendments to become effective in accordance with Section 14.1.  It is understood and agreed that each Lender that has consented to an Extension Amendment will consent for all purposes requiring its consent, and shall at the effective time thereof be deemed to consent to each amendment to this Agreement and the other Credit Documents authorized by this Section 2.15 and the arrangements described above in connection therewith except that the foregoing shall not constitute a consent on behalf of any Lender to the terms of any Section 2.15 Additional Amendment.  In connection with any Extension Amendment, the Parent Borrower or the Subsidiary Borrower, as applicable, shall deliver such documents as may be reasonably requested by the Administrative Agent in connection with any such transaction and, if requested, a customary legal opinion of counsel reasonably acceptable to the Administrative Agent.

(e)                                  Notwithstanding anything to the contrary contained in this Agreement, (A) on any date on which any Existing Class is converted to extend the related scheduled maturity date(s) in accordance with subsection (a) and/or (b) above (an “Extension Date”), (I) in the case of the existing Term Loans of each Extending Lender, the aggregate principal amount of such existing Term Loans shall be deemed reduced by an amount equal to the aggregate principal amount of Extended Term Loans so converted by such Lender on such date, and the Extended Term Loans shall be established as a separate Class of Term Loans (together with any other Extended Term Loans so established on such date), and (II) in the case of the Specified Existing Revolving Credit Commitments of each Extending Lender, the aggregate principal amount of such Specified Existing Revolving Credit Commitments shall be deemed reduced by an amount equal to the aggregate principal amount of Extended Revolving Credit Commitments so converted by such Lender on such date, and such Extended Revolving Credit Commitments shall be established as a separate Class of revolving credit commitments from the Specified Existing Revolving Credit Commitments and from any other Existing Revolving Credit Commitments (together with any other Extended Revolving Credit Commitments so established on such date) and (B) if, on any Extension Date, any Loans of any Extending Lender are outstanding under the applicable Specified Revolving Credit Commitments, such Loans (and any related participations) shall be deemed to be allocated as Extended Revolving Credit Loans (and related participations) and Existing Revolving Credit Loans (and related participations) in the same proportion as such Extending Lender’s Specified Revolving Credit Commitments to Extended Revolving Credit Commitments.

2.16.                     Permitted Debt Exchanges.

(a)                                 Notwithstanding anything to the contrary contained in this Agreement, pursuant to one or more offers (each, a “Permitted Debt Exchange Offer”) made from time to time by the Parent Borrower to all Lenders (other than any Lender that, if requested by the Parent Borrower, as applicable, is unable to certify that it is either a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended) or an institutional “accredited investor” (as defined in Rule 501 under the Securities Act of 1933, as amended)) with outstanding Term Loans under one or more Classes of Term Loans (as determined by the Parent Borrower) on the same terms, the Parent Borrower may from time to time following the Restatement Effective Date consummate one or more exchanges of Term Loans for Permitted Additional Debt in the form of notes (such notes, “Permitted Debt Exchange Notes,” and each such exchange a “Permitted Debt Exchange”), so long as the following conditions are satisfied:

(i)                                     no Default or Event of Default shall have occurred and be continuing at the time the offering document in respect of a Permitted Debt Exchange Offer is delivered to the relevant Lenders,

(ii)                                  the aggregate principal amount (calculated on the face amount thereof) of Term Loans exchanged shall equal the aggregate principal amount (calculated on the face amount thereof) of Permitted Debt Exchange Notes issued in exchange for such Term Loans,

(iii)                               the aggregate principal amount (calculated on the face amount thereof) of all Term Loans under each applicable Class exchanged by the Parent Borrower pursuant to any Permitted Debt Exchange shall automatically be cancelled and retired by the Parent Borrower on date of the settlement thereof (and, if requested by the Administrative Agent, any applicable exchanging Lender shall execute and deliver to the Administrative Agent an Assignment and Acceptance, or such other form as may be reasonably requested by the Administrative Agent, in respect thereof pursuant to which the respective Lender assigns its interest in the Term Loans being exchanged pursuant to the Permitted Debt Exchange to such Parent Borrower for immediate cancellation),

(iv)                              if the aggregate principal amount of all Term Loans (calculated on the face amount thereof) of a given Class tendered by Lenders in respect of the relevant Permitted Debt Exchange Offer (with no Lender being permitted to tender a principal amount of Term Loans which exceeds the principal amount thereof of the applicable Class actually held by it) shall exceed the maximum aggregate principal amount of Term Loans of such Class offered to be exchanged by the Parent Borrower pursuant to such Permitted Debt Exchange Offer, then the Parent Borrower shall exchange Term Loans under the relevant Class tendered by such Lenders ratably up to such maximum based on the respective principal amounts so tendered, or if such Permitted Debt Exchange Offer shall have been made with respect to multiple Classes without specifying a maximum aggregate principal amount offered to be exchanged for each Class, and the aggregate principal amount of all Term Loans (calculated on the face amount thereof) of all Classes tendered by Lenders in respect of the relevant Permitted Debt Exchange Offer (with no Lender being permitted to tender a principal amount of Term Loans which exceeds the principal amount thereof actually held by it) shall exceed the maximum aggregate principal amount of Term Loans of all relevant Classes offered to be exchanged by the Parent Borrower pursuant to such Permitted Debt Exchange Offer, then the Parent Borrower shall exchange Term Loans across all Classes subject to such Permitted Debt Exchange Offer tendered by such Lenders ratably up to such maximum amount based on the respective principal amounts so tendered,

(v)                                 each such Permitted Exchange Offer shall be made on a pro rata basis to the Lenders (other than any Lender that, if requested by the Parent Borrower, is unable to certify that it is either a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended) or an institutional “accredited investor” (as defined in Rule 501 under the Securities Act of 1933, as amended)) of each applicable Class based on their respective aggregate principal amounts of outstanding Term Loans under each such Class,

(vi)                              all documentation in respect of such Permitted Debt Exchange shall be consistent with the foregoing, and all written communications generally directed to the Lenders in connection therewith shall be in form and substance consistent with the foregoing and made in consultation with the Parent Borrower and the Administrative Agent,

(vii)                           any applicable Minimum Tender Condition shall be satisfied, and

(viii)                        with respect to any Permitted Debt Exchange of Term Loans, the final maturity date and weighted average life to maturity shall be equal to (or later than) such dates under the Class of Terms Loans as was in effect prior to such Permitted Debt Exchange, (ix) to the extent the Permitted Debt Exchange Notes are secured by a Lien, the collateral under such Lien shall also be covered by the Lien securing the Obligations, and (x) the Permitted Debt Exchange Notes shall not be guaranteed except by the Guarantors.

(b)                                 With respect to all Permitted Debt Exchanges effected by the Parent Borrower pursuant to this Section 2.16,

(i)                                     such Permitted Debt Exchanges (and the cancellation of the exchanged Term Loans in connection therewith) shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 5.1 or 5.2, and

(ii)                                  such Permitted Debt Exchange Offer shall be made for not less than $75,000,000 in aggregate principal amount of Term Loans, provided that subject to the foregoing clause (ii) the Parent Borrower may at its election specify as a condition (a “Minimum Tender Condition”) to consummating any such Permitted Debt Exchange that a minimum amount (to be determined and specified in the relevant Permitted Debt Exchange Offer in the Parent Borrower’s discretion) of Term Loans of any or all applicable Classes be tendered.

(c)                                  In connection with each Permitted Debt Exchange, the Parent Borrower shall provide the Administrative Agent at least 10 Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall deliver such documents as may be reasonably requested by the Administrative Agent in connection with such transaction, and an opinion of counsel reasonably acceptable to the Administrative Agent.  The Parent Borrower and the Administrative Agent, acting reasonably, shall mutually agree to such procedures as may be necessary or advisable to accomplish the purposes of this Section 2.16 and without conflict with Section 2.16(d); provided that the terms of any Permitted Debt Exchange Offer shall provide that the date by which the relevant Lenders are required to indicate their election to participate in such Permitted Debt Exchange shall be not less than five (5) Business Days following the date on which the Permitted Debt Exchange Offer is made.

(d)                                 The Parent Borrower shall be responsible for compliance with, and hereby agrees to comply with, all applicable securities and other laws in connection with each Permitted Debt Exchange, it being understood and agreed that (x) neither the Administrative Agent nor any Lender assumes any responsibility in connection with such Parent Borrower’s compliance with such laws in connection with the Permitted Debt Exchange and (y) each Lender shall be solely responsible for its compliance with any applicable “insider trading” laws and regulations to which such Lender may be subject under the Securities Exchange Act of 1934, as amended.

2.17.                     Termination of Defaulting Lender; Cure.

(a)                                 The Borrowers may terminate the unused amount of the Commitment of any Lender that is a Defaulting Lender upon not less than three Business Days’ prior notice to the Administrative Agent (which shall promptly notify the Lenders thereof), and in such event the provisions of Section 2.18 will apply to all amounts thereafter paid by the Borrowers for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts); provided that (i) no Event of Default shall have occurred and be continuing and (ii) such termination shall not be deemed to be a waiver or release of any claim of the Borrowers, the Administrative Agent, the Swingline Lender or any Lender may have against such Defaulting Lender.

(b)                                 Notwithstanding the above, if the Borrowers, the Administrative Agent, the Required Lenders and the Swingline Lender agree in writing that a Lender that is a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any amounts then held in the segregated escrow account referred to in Section 2.18), such Lender shall purchase such portions of the outstanding Loans of the other Lenders, and/or make such other adjustments, as the Administrative Agent may determine to be necessary to cause the Lenders to hold Loans on a pro rata basis in accordance with their respective Commitments, whereupon such Lender shall cease to be a Defaulting Lender and will be a Non-Defaulting Lender provided that no adjustments shall be made retroactively with respect to fees accrued while such Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender shall constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.

(c)                                  In addition, if any Lender becomes, and during the period it remains, a Defaulting Lender or a Potential Defaulting Lender, the Letter of Credit Issuer will not be required to issue any Letter of Credit or to amend any outstanding Letter of Credit to increase the face amount thereof, alter the drawing terms thereunder or extend the expiry date thereof, and the Swingline Lender will not be required to make any Swingline Loan, unless:

(i)                                     in the case of a Defaulting Lender, the Letter of Credit Exposure and the Swingline Exposure of such Defaulting Lender is reallocated, as to outstanding and future Letters of Credit and Swingline Loans, to the Non-Defaulting Lenders as provided in clause (a) of Section 2.18, and

(ii)                                  to the extent full reallocation does not occur as provided in clause (i) above, without limiting the provisions of Section 3.8(c), the Borrowers Cash Collateralize the obligations of the Borrowers in respect of such Letter of Credit or Swingline Loan in an amount at least equal to the aggregate amount of the obligations (contingent or otherwise) of such Defaulting Lender or such Potential Defaulting Lender in respect of such Letter of Credit or Swingline Loan, or make other arrangements satisfactory to the Administrative Agent, the Letter of Credit Issuer and the Swingline Lender in their sole discretion to protect them against the risk of non-payment by such Defaulting Lender or Potential Defaulting Lender, or

(iii)                               to the extent that neither reallocation nor Cash Collateralization occurs pursuant to clauses (i) or (ii), then in the case of a proposed issuance of a Letter of Credit or making of a Swingline Loan, by an instrument or instruments in form and substance satisfactory to the Administrative Agent, and to the Letter of Credit Issuer and the Swingline Lender, as the case may be, (x) the Borrowers agree that the face amount of such requested Letter of Credit or the principal amount of such requested Swingline Loan will be reduced by an amount equal to the portion thereof as to which such Defaulting Lender or Potential Defaulting Lender would otherwise be liable, and (y) if requested by the Letter of Credit Issuer, the Non-Defaulting Lenders confirm, in their discretion, that their obligations in respect of such Letter of Credit or Swingline Loan shall be on a pro rata basis in accordance with the Commitments of the Non-Defaulting Lenders and that the pro rata payment provisions of Section 5.3(a) will be deemed adjusted to reflect this provision (provided that nothing in this clause (iii) will be deemed to increase the Commitment of any Lender, nor to constitute a waiver or release of any claim the Borrowers, the Administrative Agent, the Letter of Credit Issuer, the Swingline Lender or any other Lender may have against such Defaulting Lender, nor to cause such Defaulting Lender to be a Non-Defaulting Lender).

2.18.                     Reallocation of Defaulting Lender Commitment.  If a Lender becomes, and during the period it remains, a Defaulting Lender, the following provisions shall apply with respect to any outstanding Letter of Credit Exposure and any outstanding Swingline Exposure of such Defaulting Lender:

(a)                                 the U.S. Letter of Credit Exposure and the Spanish Letter of Credit Exposure and the Swingline Exposure of such Defaulting Lender will, upon notice by the Administrative Agent, and subject in any event to the limitation in the first proviso below, automatically be reallocated (effective on the day such Lender becomes a Defaulting Lender) among the Non-Defaulting Lenders pro rata in accordance with their respective U.S. Revolving Credit Commitments (with respect to the U.S. Letter of Credit Exposure and the Swingline Exposure) or Spanish Revolving Credit Commitments (with respect to the Spanish Letter of Credit Exposure); provided that (a) the total U.S. Revolving Credit Exposure of each Non-Defaulting Lender (including its total U.S. Letter of Credit Exposure and total Swingline

Exposure, as so reallocated) may not in any event exceed the U.S. Revolving Credit Commitment of such Non-Defaulting Lender as in effect at the time of such reallocation, (b) the total Spanish Revolving Credit Exposure of each Non-Defaulting Lender (including its total Spanish Letter of Credit Exposure as so reallocated) may not in any event exceed the Spanish Revolving Credit Commitment of such Non-Defaulting Lender as in effect at the time of such reallocation (c) such reallocation will not constitute a waiver or release of any claim the Borrowers, the Administrative Agent, the Letter of Credit Issuer, the Swingline Lender or any other Lender may have against such Defaulting Lender, and (d) neither such reallocation nor any payment by a Non-Defaulting Lender as a result thereof will cause such Defaulting Lender to be a Non-Defaulting Lender;

(b)                                 to the extent that any portion (the “unreallocated portion”) of the Defaulting Lender’s Letter of Credit Exposure and Swingline Exposure cannot be so reallocated, whether by reason of the first proviso in clause (a) above or otherwise, the Borrowers will, not later than five Business Days after demand by the Administrative Agent, (i) Cash Collateralize the obligations of the Borrowers to the Letter of Credit Issuer and the Swingline Lender in respect of such Letter of Credit Exposure or Swingline Exposure, as the case may be, in an amount at least equal to the aggregate amount of the unreallocated portion of such Letter of Credit Exposure or Swingline Exposure, (ii) in the case of such Swingline Exposure prepay in full the unreallocated portion thereof, or (iii) make other arrangements satisfactory to the Administrative Agent, the Letter of Credit Issuer and the Swingline Lender in their sole discretion to protect them against the risk of non-payment by such Defaulting Lender; and

(c)                                  any amount paid by the Borrowers for the account of a Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity payments or other amounts) will not be paid or distributed to such Defaulting Lender, but shall instead be retained by the Administrative Agent in a segregated non-interest bearing escrow account until (subject to Section 2.17(b)) the termination of the Commitments and payment in full of all obligations of the Borrowers hereunder and will be applied by the Administrative Agent, to the fullest extent permitted by law, to the making of payments from time to time in the following order of priority: First to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent under this Agreement, second to the payment of any amounts owing by such Defaulting Lender to the Letter of Credit Issuer or the Swingline Lender (pro rata as to the respective amounts owing to each of them) under this Agreement, third to the payment of post-default interest and then current interest due and payable to the Non-Defaulting Lenders hereunder, ratably among them in accordance with the amounts of such interest then due and payable to them, fourth to the payment of fees then due and payable to the Non-Defaulting Lenders hereunder, ratably among them in accordance with the amounts of such fees then due and payable to them, fifth to pay principal and unreimbursed Letter of Credit disbursements then due and payable to the Non-Defaulting Lenders hereunder ratably in accordance with the amounts thereof then due and payable to them, sixth to the ratable payment of other amounts then due and payable to the Non-Defaulting Lenders, and seventh after the termination of the Commitments and payment in full of all obligations of the Borrowers hereunder, to pay amounts owing under this Agreement to such Defaulting Lender or as a court of competent jurisdiction may otherwise direct.

(d)                                 In furtherance of the foregoing, if any Lender becomes, and during the period it remains, a Defaulting Lender or a Potential Defaulting Lender, then, to the extent that any portion of a Defaulting Lender’s Letter of Credit Exposure and Swingline Exposure cannot be reallocated in accordance with clause (a) above, whether by reason of the first proviso in clause (a) above or otherwise, and is not Cash Collateralized in accordance with clause (b) above by the Borrowers no later than five Business Days after demand by the Administrative Agent, each of the Letter of Credit Issuer and the Swingline Lender is hereby authorized by the Borrowers (which authorization is irrevocable and coupled with an interest) to give, through the Administrative Agent, Notices of Borrowing pursuant to Section 3.4 in such amounts and in such times as may be required to (i) reimburse an outstanding Letter of Credit disbursement, (ii) repay an outstanding Swingline Loan, or (iii) Cash Collateralize the obligations of the Borrowers in respect of outstanding Letters of Credit or Swingline Loans in an amount at least equal to the aggregate amount of the obligations (contingent or otherwise) of such Defaulting Lender or Potential Defaulting Lender in respect of such Letter of Credit or Swingline Loan.

SECTION 3.                            Letters of Credit.

3.1.                            Letters of Credit.

(a)                                 (i) Subject to and upon the terms and conditions herein set forth, at any time and from time to time after the Restatement Effective Date and prior to the L/C Maturity Date, the U.S. Letter of Credit Issuer agrees, in reliance upon the agreements of the U.S. Revolving Credit Lenders set forth in this Section 3, to issue from time to time from the Restatement Effective Date through the L/C Maturity Date upon the request of the Parent Borrower, as applicant, and for the direct or indirect benefit of, the Parent Borrower and the Restricted Domestic Subsidiaries, a letter of credit or letters of credit (the “U.S. Letters of Credit” and each, a “U.S. Letter of Credit”) in such form as may be approved by the U.S. Letter of Credit Issuer in its reasonable discretion; provided that the Parent Borrower shall be a co-applicant, and jointly and severally liable, with respect to each Letter of Credit issued for the account of a Restricted Domestic Subsidiary.

(ii)                                  Subject to and upon the terms and conditions herein set forth, at any time and from time to time after the Restatement Effective Date and prior to the L/C Maturity Date, the Spanish Letter of Credit Issuer agrees, in reliance upon the agreements of the Spanish Revolving Credit Lenders set forth in this Section 3, to issue from time to time from the Restatement Effective Date through the L/C Maturity Date upon the request of the Foreign Subsidiary Borrower or Parent Borrower, and for the direct or indirect benefit of, the Parent Borrower or the Foreign Subsidiary Borrower and the Restricted Subsidiaries, a letter of credit or letters of credit (the “Spanish Letters of Credit” and each, a “Spanish Letter of Credit,” and, together with the U.S. Letters of Credit, the “Letters of Credit” and each, a “Letter of Credit”) in such form as may be approved by the Spanish Letter of Credit Issuer in its reasonable discretion; provided that the Foreign Subsidiary Borrower shall be a co-applicant, and jointly and severally liable, with respect to each Letter of Credit issued for the account of any of its Restricted Subsidiaries, and the Parent Borrower shall be a co-applicant, and jointly and severally liable with respect to each Letter of Credit issued for the account of any of its Restricted Subsidiaries (including Non-Domestic Subsidiaries).

(b)                                 Notwithstanding the foregoing, (i) no U.S. Letter of Credit shall be issued the Stated Amount of which, when added to the U.S. Letter of Credit Outstandings at such time, would exceed the U.S. Letter of Credit Commitment then in effect; (ii) no U.S. Letter of Credit shall be issued the Stated Amount of which would cause the aggregate amount of the Lenders’ U.S. Revolving Credit Exposures at the time of the issuance thereof to exceed the Total U.S. Revolving Credit Commitment then in effect; (iii) no Spanish Letter of Credit shall be issued the Stated Amount of which, when added to the Spanish Letter of Credit Outstandings at such time, would exceed the Spanish Letter of Credit Commitment then in effect; (iv) no Spanish Letter of Credit shall be issued the Stated Amount of which would cause the aggregate amount of the Lenders’ Spanish Revolving Credit Exposures at the time of the issuance thereof to exceed the Total Spanish Revolving Credit Commitment then in effect; (v) no U.S. Letter of Credit in an Alternative Currency shall be issued the Stated Amount of which would cause the Aggregate U.S. Multicurrency Exposures at the time of the issuance thereof to exceed the U.S. Multicurrency Sublimit then in effect; (vi) no Spanish Letter of Credit in an Alternative Currency shall be issued the Stated Amount of which would cause the Aggregate Spanish Multicurrency Exposures at the time of the issuance thereof to exceed the Spanish Multicurrency Sublimit then in effect; (vii) each Letter of Credit shall have an expiration date occurring no later than one year after the date of issuance thereof, unless otherwise agreed upon by the Administrative Agent and the Letter of Credit Issuer; provided that in no event shall such expiration date occur later than the L/C Maturity Date; (viii) each Letter of Credit shall be denominated in Dollars or an Alternative Currency; (ix) no Letter of Credit shall be issued if it would be illegal under any applicable law for the beneficiary of the Letter of Credit to have a Letter of Credit issued in its favor; (x) no Letter of Credit shall be issued by a Letter of Credit Issuer after it has received a written notice from any Credit Party or the Administrative Agent or the Required Lenders stating that a Default or Event of Default has occurred and is continuing until such time as the Letter of Credit Issuer shall have received a written notice of (x) rescission of such notice from the party or parties originally delivering such notice or (y) the waiver of such Default or Event of Default in accordance with the provisions of Section 14.1; and (xi) the maturity date of any Letter of Credit shall not be extended beyond the Series 2013 Revolving Credit Maturity Date unless the prior written consent of the applicable Letter of Credit Issuer is obtained; and (xii) if the Revolving Credit Commitments are extended by one or more Extending Lenders pursuant to an Extension Amendment and the prior written consent of the applicable Letter of Credit Issuer is obtained, any U.S. Letter of Credit Commitments and/or Spanish Letter of Credit Commitment of such Extending Lenders shall be extended pro rata for such Extending Lenders.

(c)                                  Upon at least one Business Day’s prior written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent and the applicable Letter of Credit Issuer (which notice the Administrative Agent shall promptly transmit to each of the applicable Lenders), the Parent Borrower (and with respect to the Spanish Letter of Credit Commitment only, the Foreign Subsidiary Borrower) shall have the right, on any day, permanently to terminate or reduce the U.S. Letter of Credit Commitment or the Spanish Letter of Credit Commitment (or both) in whole or in part; provided that, after giving effect to such termination or reduction, the U.S. Letter of Credit Outstandings shall not exceed the U.S. Letter of Credit Commitment and the Spanish Letter of Credit Outstandings shall not exceed the Spanish Letter of Credit Commitment, as applicable.

(d)                                 The parties hereto agree that the Existing Letters of Credit shall be deemed to be U.S. Letters of Credit for all purposes under this Agreement, without any further action by the Parent Borrower, the U.S. Letter of Credit Issuer or any other Person.

3.2.                            Letter of Credit Requests.

(a)                                 Whenever the Parent Borrower desires that a U.S. Letter of Credit be issued for its account, or the Parent Borrower or the Foreign Subsidiary Borrower desires that a Spanish Letter of Credit be issued for its account, the Borrower desiring such Letter of Credit shall give the Administrative Agent and the applicable Letter of Credit Issuer a Letter of Credit Request by no later than 11:00 a.m. (New York City time) at least two (or such lesser number as may be agreed upon by the Administrative Agent and the applicable Letter of Credit Issuer) Business Days prior to the proposed date of issuance or amendment.  Each notice shall be executed by the Parent Borrower and shall be in the form of Exhibit E (each a “Letter of Credit Request”).

(b)                                 If the Parent Borrower (or, if applicable, the Foreign Subsidiary Borrower) so requests in any applicable Letter of Credit Request, the applicable Letter of Credit Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit such Letter of Credit Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued.  Unless otherwise directed by the applicable Letter of Credit Issuer, neither the Parent Borrower nor the Foreign Subsidiary Borrower shall be required to make a specific request to such Letter of Credit Issuer for any such extension.  Once an Auto-Extension Letter of Credit has been issued, the applicable Revolving Credit Lenders shall be deemed to have authorized (but may not require) the Letter of Credit Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the L/C Maturity Date; provided, however, that the Letter of Credit Issuer shall not permit any such extension if (A) the Letter of Credit Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (b) of Section 3.1 or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required U.S. Revolving Credit Lenders or the Required Spanish Revolving Credit Lenders, as applicable, have elected not to permit such extension or (2) from the Administrative Agent, any U.S. Revolving Credit Lender or Spanish Revolving Credit Lender, as applicable, or the applicable Borrower that one or more of the applicable conditions specified in Sections 6 and 7 are not then satisfied, and in each such case directing the applicable Letter of Credit Issuer not to permit such extension.

(c)                                  Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit (including any Existing Letter of Credit) to an advising bank with respect thereto or to the beneficiary thereof, the applicable Letter of Credit Issuer will also deliver to the Parent Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.  On the last Business Day of each March, June, September and December, each Letter of Credit Issuer shall provide the Administrative Agent a list of all Letters of Credit (including any Existing Letter of Credit) issued by it that are outstanding at such time.

(d)                                 The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the applicable Borrower, that the Letter of Credit may be issued in accordance with, and will not violate the requirements of Section 3.1(b).

(e)                                  No later than three Business Days prior to the execution of the first Letter of Credit Request for the issuance of a Spanish Letter of Credit by the Spanish Letter of Credit Issuer at the request of the Foreign Subsidiary Borrower, the Foreign Subsidiary Borrower must, together with the Administrative Agent, and at the Foreign Subsidiary Borrower’s expense, raise the Credit Agreement to the status of public document before a Spanish notary public selected by the Foreign Subsidiary Borrower; and within two Business Days of the execution of the notarial deed, shall have supplied to the Administrative Agent a copy (primera copia autorizada) of that deed.  Each Lender hereby authorizes the Administrative Agent to appear before a Spanish notary public for the purposes of raising this Agreement to the status of a public document.

3.3.                            Letter of Credit Participations.

(a)                                 (i) Immediately upon the issuance by the U.S. Letter of Credit Issuer of any U.S. Letter of Credit (and on the Restatement Effective Date in respect of Existing Letters of Credit), the U.S. Letter of Credit Issuer shall be deemed to have sold and transferred to each U.S. Revolving Credit Lender (each such U.S. Revolving Credit Lender, in its capacity under this Section 3.3(a)(i), a “U.S. L/C Participant”), and each such U.S. L/C Participant shall be deemed irrevocably and unconditionally to have purchased and received from the U.S. Letter of Credit Issuer, without recourse or warranty, an undivided interest and participation (each a “U.S. L/C Participation”), to the extent of such U.S. L/C Participant’s U.S. Revolving Credit Commitment Percentage, in each U.S. Letter of Credit, each substitute therefor, each drawing made thereunder and the obligations of the Parent Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto; provided that the Letter of Credit Fees will be paid directly to the Administrative Agent for the ratable account of the U.S. L/C Participants as provided in Section 4.1(c) and the U.S. L/C Participants shall have no right to receive any portion of any Fronting Fees.

(ii)                                  Immediately upon the issuance by the Spanish Letter of Credit Issuer of any Spanish Letter of Credit, the Letter of Credit Issuer shall be deemed to have sold and transferred to each Spanish Revolving Credit Lender (each such Spanish Revolving Credit Lender, in its capacity under this Section 3.3(a)(ii), a “Spanish L/C Participant” and, together with the U.S. L/C Participants, the “L/C Participants”), and each such Spanish L/C Participant shall be deemed irrevocably and unconditionally to have purchased and received from the Spanish Letter of Credit Issuer, without recourse or warranty, an undivided interest and participation (each a “Spanish L/C Participation”, and, together with each U.S. L/C Participation, the “L/C Participations”), to the extent of such Spanish L/C Participant’s Spanish Revolving Credit Commitment Percentage, in each Spanish Letter of Credit, each substitute therefor, each drawing made thereunder and the obligations of the Parent Borrower and the Foreign Subsidiary Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto; provided that the Letter of Credit Fees will be paid directly to the Administrative Agent for the ratable account of the Spanish L/C Participants as provided in Section 4.1(c) and the Spanish L/C Participants shall have no right to receive any portion of any Fronting Fees.

(b)                                 In determining whether to pay under any Letter of Credit, the applicable Letter of Credit Issuer shall have no obligation other than to confirm that documents have been delivered that appear to comply on their face with the requirements of such Letter of Credit.  Any action taken or omitted to be taken by the relevant Letter of Credit Issuer under or in connection with any Letter of Credit issued by it, if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for such Letter of Credit Issuer any resulting liability.

(c)                                  (i) In the event that the U.S. Letter of Credit Issuer makes any payment under any U.S. Letter of Credit issued by it and the Parent Borrower shall not have repaid such amount in full to the respective U.S. Letter of Credit Issuer pursuant to Section 3.4(a), the U.S. Letter of Credit Issuer shall promptly notify the Administrative Agent (who shall notify each U.S. L/C Participant) of such failure, and each U.S. L/C Participant shall promptly and unconditionally pay to the Administrative Agent for the account of the U.S. Letter of Credit Issuer the amount of such U.S. L/C Participant’s U.S. Revolving Credit Commitment Percentage of the Dollar Equivalent of such unreimbursed payment in Dollars and in immediately available funds; provided, however, that no U.S. L/C Participant shall be obligated to pay to the Administrative Agent for the account of the U.S. Letter of Credit Issuer its U.S. Revolving Credit Commitment Percentage of such unreimbursed amount arising from any wrongful payment made by the U.S. Letter of Credit Issuer under any such U.S. Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the U.S. Letter of Credit Issuer.  If the U.S. Letter of Credit Issuer so notifies, prior to 11:00 a.m. (New York City time) on any Business Day, any U.S. L/C Participant required to fund its U.S. L/C Participation in a payment under a Letter of Credit, such U.S. L/C Participant shall make available to the Administrative Agent for the account of the U.S. Letter of Credit Issuer such U.S. L/C Participant’s U.S. Revolving Credit Commitment Percentage of the amount of such payment no later than 1:00 p.m. (New York City time) on such Business Day in Dollars and in immediately available funds.  If and to the extent such U.S. L/C Participant shall not have so made its U.S. Revolving Credit Commitment Percentage of the amount of such payment available to the Administrative Agent for the account of the U.S. Letter of Credit Issuer, such U.S. L/C Participant agrees to pay to the Administrative Agent for the account of the U.S. Letter of Credit Issuer, forthwith on demand, such amount, together with interest thereon for each day from such date until the date such amount is paid to the Administrative Agent for the account of the U.S. Letter of Credit Issuer at a rate per annum equal to the Overnight Rate from time to time then in effect, plus any administrative, processing or similar fees customarily charged by the U.S. Letter of Credit Issuer in connection with the foregoing.  The failure of any U.S. L/C Participant to make available to the Administrative Agent for the account of the U.S. Letter of Credit Issuer its U.S. Revolving Credit Commitment Percentage of any payment under any U.S. Letter of Credit shall not relieve any other U.S. L/C Participant of its obligation hereunder to make available to the Administrative Agent for the account of the U.S. Letter of Credit Issuer its U.S. Revolving Credit Commitment Percentage of any payment under such U.S. Letter of Credit on the date required, as specified above, but no U.S. L/C Participant shall be responsible for the failure of any other U.S. L/C Participant to make available to the Administrative Agent such other U.S. L/C Participant’s U.S. Revolving Credit Commitment Percentage of any such payment.

(ii)                                  In the event that the Spanish Letter of Credit Issuer makes any payment under any Spanish Letter of Credit issued by it and the applicable Borrower shall not have repaid such amount in full to the Spanish Letter of Credit Issuer pursuant to Section 3.4(a), the Spanish Letter of Credit Issuer shall promptly notify the Administrative Agent (who shall notify each Spanish L/C Participant) of such failure, and each Spanish L/C Participant shall promptly and unconditionally pay to the Administrative Agent for the account of the Spanish Letter of Credit Issuer the amount of such Spanish L/C Participant’s Spanish Revolving Credit Commitment Percentage of the Dollar Equivalent of such unreimbursed payment in Dollars and in immediately available funds; provided, however, that no Spanish L/C Participant shall be obligated to pay to the Administrative Agent for the account of the Spanish Letter of Credit Issuer its Spanish Revolving Credit Commitment Percentage of such unreimbursed amount arising from any wrongful payment made by the Spanish Letter of Credit Issuer under any such Spanish Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Spanish Letter of Credit Issuer.  If the Spanish Letter of Credit Issuer so notifies, prior to 11:00 a.m. (New York City time) on any Business Day, any Spanish L/C Participant required to fund its Spanish L/C Participation in a payment under a Letter of Credit, such Spanish L/C Participant shall make available to the Administrative Agent for the account of the Spanish Letter of Credit Issuer such Spanish L/C Participant’s Spanish Revolving Credit Commitment Percentage of the amount of such payment no later than 1:00 p.m. (New York City time) on such Business Day in Dollars and in immediately available funds.  If and to the extent such Spanish L/C Participant shall not have so made its Spanish Revolving Credit Commitment Percentage of the amount of such payment available to the Administrative Agent for the account of the Spanish Letter of Credit Issuer, such Spanish L/C Participant agrees to pay to the Administrative Agent for the account of the Spanish Letter of Credit Issuer, forthwith on demand, such amount, together with interest thereon for each day from such date until the date such amount is paid to the Administrative Agent for the account of the Spanish Letter of Credit Issuer at a rate per annum equal to the Overnight Rate from time to time then in effect, plus any administrative, processing or similar fees customarily charged by the Spanish Letter of Credit Issuer in connection with the foregoing.  The failure of any Spanish L/C Participant to make available to the Administrative Agent for the account of the Spanish Letter of Credit Issuer its Spanish Revolving Credit Commitment Percentage of any payment under any Spanish Letter of Credit shall not relieve any other Spanish L/C Participant of its obligation hereunder to make available to the Administrative Agent for the account of the Spanish Letter of Credit Issuer its Spanish Revolving Credit Commitment Percentage of any payment under such Spanish Letter of Credit on the date required, as specified above, but no Spanish L/C Participant shall be responsible for the failure of any other Spanish L/C Participant to make available to the Administrative Agent such other Spanish L/C Participant’s Spanish Revolving Credit Commitment Percentage of any such payment.

(d)                                 Whenever a Letter of Credit Issuer receives a payment in respect of an unpaid reimbursement obligation as to which the Administrative Agent has received for the account of such Letter of Credit Issuer any payments from the U.S. L/C Participants or Spanish L/C Participants pursuant to clause (c)(i) or (c)(ii), respectively, above, such Letter of Credit Issuer shall pay to the Administrative Agent and the Administrative Agent shall promptly pay to each U.S. L/C Participant or Spanish L/C Participant that has paid its U.S. Revolving Credit Commitment Percentage or Spanish Revolving Credit Commitment Percentage, respectively, of such reimbursement obligation, in the currency in which such payment was made and in immediately available funds, an amount equal to such U.S. L/C Participant’s or Spanish L/C Participant’s share (based upon the proportionate aggregate amount originally funded by such U.S. L/C Participant or Spanish L/C Participants to the aggregate amount funded by all U.S. L/C Participants or Spanish L/C Participants, as applicable) of the Dollar Equivalent of the amount so paid in respect of such reimbursement obligation and interest thereon accruing after the receipt by the applicable Letter of Credit Issuer of the payment made pursuant to Section 3.3(c), at the Overnight Rate.

(e)                                  (i) The obligations of the L/C Participants to make payments to the Administrative Agent for the account of a Letter of Credit Issuer with respect to Letters of Credit and (ii) the obligation of the Parent Borrower, or Foreign Subsidiary Borrower, as applicable, to reimburse the applicable Letter of Credit Issuer for drawings honored under any Letter of Credit issued by it and to repay any payments made by Lenders pursuant to Section 3.3(c), in each case, shall be irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including under any of the following circumstances:

(i)                                     any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

(ii)                                  the existence of any claim, set-off, defense or other right that the Parent Borrower or Foreign Subsidiary Borrower may have at any time against a beneficiary named in a Letter of Credit, any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, any Letter of Credit Issuer, any Lender or other Person or, in the case of a Lender, against the Parent Borrower or Foreign Subsidiary Borrower, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Parent Borrower or Foreign Subsidiary Borrower and the beneficiary named in any such Letter of Credit);

(iii)                               any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(iv)                              the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents;

(v)                                 the payment by a Letter of Credit Issuer under any Letter of Credit against presentation of a draft or other document which does not substantially comply with the terms of such Letter of Credit;

(vi)                              any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Parent Borrower or any of its Subsidiaries;

(vii)                           any breach hereof or any other Credit Document by any party thereto;

(viii)                        any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or

(ix)                              the occurrence of any Default or Event of Default;

provided, however, that no L/C Participant shall be obligated to pay to the Administrative Agent for the account of a Letter of Credit Issuer its U.S. Revolving Credit Commitment Percentage or Spanish Revolving Credit Commitment Percentage, as applicable, of any unreimbursed amount arising from any wrongful payment made by such Letter of Credit Issuer under any such Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Letter of Credit Issuer.

(f)                                   On the Restatement Effective Date, the L/C Participations in any issued and outstanding Letters of Credit shall be reallocated so that after giving effect thereto (x) the Series 2016 U.S. Revolving Credit Lenders and the Series 2013 U.S. Revolving Credit Lenders shall share ratably in such U.S. L/C Participations in accordance with the aggregate U.S. Revolving Credit Commitments (including both the Series 2013 U.S. Revolving Credit Commitments and the Series 2016 U.S. Revolving Credit Commitments from time to time in effect) and (y) the Series 2016 Spanish Revolving Credit Lenders and the Series 2013 Spanish Revolving Credit Lenders shall share ratably in such Spanish L/C Participations in accordance with the aggregate Spanish Revolving Credit Commitments (including both the Series 2013 Spanish Revolving Credit Commitments and the Series 2016 Spanish Revolving Credit Commitments from time to time in effect).  Thereafter, until the Series 2013 Revolving Credit Maturity Date, L/C Participations in any newly-issued Letters of Credit shall be allocated in accordance with the aggregate Revolving Credit Commitments (including both the Series 2013 Revolving Credit Commitments and the Series 2016 Revolving Credit Commitments from time to time in effect); provided that, notwithstanding the foregoing, (x) U.S. L/C Participations in any new Letters of Credit that have an expiry date after the date that is three Business Days prior to the Series 2013 Revolving Credit Maturity Date shall be allocated to the Series 2016 U.S. Revolving Credit Lenders ratably in accordance with their Series 2016 U.S. Revolving Credit Commitments but only to the extent that such allocation would not cause the Series 2016 U.S. Revolving Credit Lenders’ Series 2016 U.S. Revolving Credit Exposures at such time to exceed the Series 2016 U.S. Total Revolving Credit Commitments and (y) Spanish L/C Participations in any new Letters of Credit that have an expiry date after the date that is three Business Days prior to the Series 2013 Spanish Revolving Credit Maturity Date shall be allocated to the Series 2016 Spanish Revolving Credit Lenders ratably in accordance with their Series 2016 Spanish Revolving Credit Commitments but only to the extent that such allocation would not cause the Series 2016 Spanish Revolving Credit Lenders’ Series 2016 Spanish Revolving Credit Exposures at such time to exceed the Series 2016 Spanish Total Revolving Credit Commitments; provided further that no Letter of Credit Issuer shall be obligated to issue any Letter of Credit that would have an expiry date after the date that is three Business Days prior to the Series 2013 Revolving Credit Maturity Date unless such Letter of Credit would be 100% covered by the applicable Series 2016 Revolving Credit Commitments of the applicable Series 2016 Revolving Credit Lenders.

(g)                                  If the reallocation described in clause (f) above cannot, or can only partially, be effected as a result of the limitations set forth herein, the Borrowers shall within three Business Days following notice by the Administrative Agent, either (x) Cash Collateralize such Series 2013 Revolving Credit Lenders’ L/C Participations in the outstanding Letters of Credit (after giving effect to any partial reallocation pursuant to clause (f) above) or (y) backstop such Series 2013 Revolving Credit Lenders’ L/C Participations in the outstanding Letters of Credit (after giving effect to any partial reallocation pursuant to clause (f) above) with a letter of credit reasonable satisfactory to the applicable Letter of Credit Issuer, in each case, for so long as any such Letters of Credit are outstanding.

3.4.                            Agreement to Repay Letter of Credit Drawings.

(a)                                 The Parent Borrower, with respect to U.S. Letters of Credit, and the Parent Borrower and the Foreign Subsidiary Borrower, with respect to Spanish Letters of Credit, each hereby agrees to reimburse the applicable Letter of Credit Issuer, by making payment with respect to any drawing under any Letter of Credit issued by such Letter of Credit Issuer at the request of the applicable Borrower, in the same currency in which such drawing was made.  Any such reimbursement shall be made by the Parent Borrower or the Foreign Subsidiary Borrower, as applicable, to the Administrative Agent in immediately available funds for any payment or disbursement made by the applicable Letter of Credit Issuer under any Letter of Credit (each such amount so paid until reimbursed, an “Unpaid Drawing”) no later than the date that is one Business Day after the date on which the Parent Borrower receives notice of such payment or disbursement (the “Reimbursement Date”), with interest on the amount so paid or disbursed by such Letter of Credit Issuer, to the extent not reimbursed prior to 5:00 p.m. (New York City time) on the Reimbursement Date, from the Reimbursement Date to the date such Letter of Credit Issuer is reimbursed therefor at a rate per annum that shall at all times be the weighted average of the Applicable ABR Margins (with such weighted average determined by reference to the aggregate Revolving Credit Commitments of each Class then existing) plus the ABR as in effect from time to time; provided that, notwithstanding anything contained in this Agreement to the contrary, (i) unless the Parent Borrower or Foreign Subsidiary Borrower shall have notified the Administrative Agent and the relevant Letter of Credit Issuer prior to 12:00 noon (New York City time) on the Reimbursement Date that the Parent Borrower or Foreign Subsidiary Borrower, as applicable, intends to reimburse the relevant Letter of Credit Issuer for the amount of such drawing with funds other than the proceeds of Loans, the Parent Borrower or Foreign Subsidiary Borrower, as applicable, shall be deemed to have given a Notice of Borrowing requesting that, (A) with respect to U.S. Letters of Credit, the U.S. Revolving Credit Lenders make U.S. Revolving Credit Loans, and (B) with respect to Spanish Letters of Credit, the Spanish Revolving Credit Lenders make Spanish Revolving Credit Loans (which in each case shall be denominated in Dollars or the applicable Alternative Currency and which shall be ABR Loans if denominated in Dollars) on the Reimbursement Date in the amount, or Dollar Equivalent of the amount, as applicable, of such drawing and (ii) the Administrative Agent shall promptly notify each U.S. L/C Participant or Spanish L/C Participant, as applicable, at its applicable Lending Office, of such drawing and the amount of its Revolving Credit Loan to be made in respect thereof, and each U.S. L/C Participant or Spanish L/C Participant, as applicable, shall be irrevocably obligated to make a Revolving Credit Loan to the applicable Borrower in Dollars or the applicable Alternative Currency in the manner deemed to have been requested in the amount of its U.S. Revolving Credit Commitment Percentage or Spanish Revolving Credit Commitment

Percentage, as applicable (each as determined after giving effect to Section 3.3(f)), of the applicable Unpaid Drawing by 2:00 p.m. (New York City time) on such Reimbursement Date by making the amount of such Revolving Credit Loan available to the Administrative Agent.  Such Revolving Credit Loans shall be made without regard to the Minimum Borrowing Amount.  The Administrative Agent shall use the proceeds of such Revolving Credit Loans solely for purpose of reimbursing the relevant Letter of Credit Issuer for the related Unpaid Drawing.  In the event that the applicable Borrower fails to Cash Collateralize any Letter of Credit that is outstanding on the L/C Maturity Date, the full amount of the Letter of Credit Outstandings in respect of such Letter of Credit shall be deemed to be an Unpaid Drawing subject to the provisions of this Section 3.4 except that the applicable Letter of Credit Issuer shall hold the proceeds received from the L/C Participants as contemplated above as cash collateral for such Letter of Credit to reimburse any Drawing under such Letter of Credit and shall use such proceeds first, to reimburse itself for any Drawings made in respect of such Letter of Credit following the L/C Maturity Date, second, to the extent such Letter of Credit expires or is returned undrawn while any such cash collateral remains, to the repayment of obligations in respect of any U.S. Revolving Credit Loans or Spanish Revolving Credit Loans, as applicable, that have not paid at such time and third, to the Parent Borrower or as otherwise directed by a court of competent jurisdiction.  Nothing in this Section 3.4(a) shall affect the Parent Borrower’s obligation to repay all outstanding Revolving Credit Loans when due in accordance with the terms of this Agreement.

(b)                                 The obligations of the applicable Borrower under this Section 3.4 to reimburse the Letter of Credit Issuers with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute, unconditional and irrevocable under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment that the applicable Borrower or any other Person may have or have had against any Letter of Credit Issuer, the Administrative Agent or any Lender (including in its capacity as an L/C Participant), including any defense based upon the failure of any drawing under a Letter of Credit (each a “Drawing”) to conform to the terms of the Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of such Drawing and without regard to any adverse change in the relevant exchange rates or in the availability of the Alternative Currency to the applicable Borrower or in the relevant currency markets generally; provided that the applicable Borrower shall not be obligated to reimburse a Letter of Credit Issuer for any wrongful payment made by such Letter of Credit Issuer under the Letter of Credit issued by it as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Letter of Credit Issuer.

3.5.                            Increased Costs.  If after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or actual compliance by a Letter of Credit Issuer or any L/C Participant with any request or directive made or adopted after the date hereof (whether or not having the force of law), by any such authority, central bank or comparable agency shall either (a) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by a Letter of Credit Issuer, or any L/C Participant’s L/C Participation therein, or (b) impose on a Letter of Credit Issuer or any L/C Participant any other conditions affecting its obligations under this Agreement in respect of Letters of Credit or L/C Participations therein or any Letter of Credit or such L/C

Participant’s L/C Participation therein, and the result of any of the foregoing is to increase the cost to such Letter of Credit Issuer or such L/C Participant of issuing, maintaining or participating in any Letter of Credit, or to reduce the amount of any sum received or receivable by such Letter of Credit Issuer or such L/C Participant hereunder (other than any such increase or reduction attributable to (i) taxes indemnifiable under Section 5.4, (ii) net income taxes and franchise taxes (imposed in lieu of net income taxes) and branch profits taxes, imposed on any Agent or Lender and, to the extent not duplicative, any Taxes imposed on any Agent or Lender where that Tax is imposed upon or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by such Agent or Lender or (iii) Taxes included under clauses (c), (d), and (e) of the definition of Excluded Taxes) in respect of Letters of Credit or L/C Participations therein, then, promptly after receipt of written demand to the applicable Borrower by the Letter of Credit Issuer or such L/C Participant, as the case may be (a copy of which notice shall be sent by the affected Letter of Credit Issuer or such L/C Participant to the Administrative Agent), the applicable Borrower shall pay to the affected Letter of Credit Issuer or such L/C Participant such additional amount or amounts as will compensate such Letter of Credit Issuer or such L/C Participant for such increased cost or reduction, it being understood and agreed, however, that the affected Letter of Credit Issuer or an L/C Participant shall not be entitled to such compensation as a result of such Person’s compliance with, or pursuant to any request or directive to comply with, any such law, rule or regulation as in effect on the date hereof.  Notwithstanding anything herein to the contrary, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and all requests, rules guidelines and directives promulgated thereunder, are deemed to have been introduced or adopted after the date hereof, regardless of the date enacted or adopted.  A certificate submitted to the applicable Borrower by the relevant Letter of Credit Issuer or an L/C Participant, as the case may be (a copy of which certificate shall be sent by the Letter of Credit Issuer or such L/C Participant to the Administrative Agent), setting forth in reasonable detail the basis for the determination of such additional amount or amounts necessary to compensate the Letter of Credit Issuer or such L/C Participant as aforesaid shall be conclusive and binding on the applicable Borrower absent clearly demonstrable error.

3.6.                            New or Successor Letter of Credit Issuer.

(a)                                 Each Letter of Credit Issuer may resign as a Letter of Credit Issuer upon 60 days’ prior written notice to the Administrative Agent (which shall promptly make such information available to the Lenders in accordance with its customary practice) and the applicable Borrower.  The applicable Borrower may replace a Letter of Credit Issuer for any reason upon written notice to the Administrative Agent and the affected Letter of Credit Issuer.  The applicable Borrower may add Letter of Credit Issuers at any time upon notice to the Administrative Agent.  If a Letter of Credit Issuer shall resign or be replaced, or if the applicable Borrower shall decide to add a new Letter of Credit Issuer under this Agreement, then the applicable Borrower may appoint from among the Lenders a successor issuer of U.S. Letters of Credit or Spanish Letters of Credit, or a new U.S. Letter of Credit Issuer or Spanish Letter of Credit Issuer, as the case may be, or, with the consent of the Administrative Agent (such consent not to be unreasonably withheld), another successor issuer of U.S. Letters of Credit or Spanish Letters of Credit, or another new U.S. Letter of Credit Issuer or Spanish Letter of Credit Issuer, whereupon such successor issuer shall succeed to the rights, powers and duties of the replaced or resigning Letter of Credit Issuer under this Agreement and the other Credit Documents, or such new issuer of Letters of Credit shall be granted the rights, powers and duties of a Letter of Credit Issuer hereunder, and the term “Letter of Credit Issuer” and, as applicable, “U.S. Letter of Credit Issuer” and “Spanish Letter of Credit Issuer” shall mean such successor or such new issuer of Letters of Credit effective upon such appointment.  At the time such resignation or replacement shall become effective, the applicable Borrower shall pay to the resigning or replaced Letter of Credit Issuer all accrued and unpaid fees pursuant to Sections 4.1(d) and 4.1(e).  The acceptance of any appointment as a Letter of Credit Issuer hereunder whether as a successor issuer or new issuer of Letters of Credit in accordance with this Agreement, shall be evidenced by an agreement entered into by such new or successor issuer of Letters of Credit, in a form satisfactory to the applicable Borrower and the Administrative Agent and, from and after the effective date of such agreement, such new or successor issuer of Letters of Credit shall become a “Letter of Credit Issuer” hereunder.  After the resignation or replacement of a Letter of Credit Issuer hereunder, the resigning or replaced Letter of Credit Issuer shall remain a party hereto and shall continue to have all the rights and obligations of a Letter of Credit Issuer under this Agreement and the other Credit Documents with respect to Letters of Credit issued by it prior to such resignation or replacement, but shall not be required to issue additional Letters of Credit.  In connection with any resignation or replacement pursuant to this clause (a) (but, in case of any such resignation, only to the extent that a successor issuer of Letters of Credit shall have been appointed), either (i) the applicable Borrower, the resigning or replaced Letter of Credit Issuer and the successor issuer of Letters of Credit shall arrange to have any outstanding Letters of Credit issued by the resigning or replaced Letter of Credit Issuer replaced with Letters of Credit issued by the resigned or replaced Letter of Credit Issuer’s successor or (ii) the applicable Borrower shall cause the successor issuer of Letters of Credit, if such successor issuer is reasonably satisfactory to the replaced or resigning Letter of Credit Issuer, to issue “back-stop” Letters of Credit naming the resigning or replaced Letter of Credit Issuer as beneficiary for each outstanding Letter of Credit issued by the resigning or replaced Letter of Credit Issuer, which new Letters of Credit shall be denominated in the same currency as, and shall have a face amount equal to, the Letters of Credit being back-stopped and the sole requirement for drawing on such new Letters of Credit shall be a drawing on the corresponding back-stopped Letters of Credit.  After any resigning or replaced Letter of Credit Issuer’s resignation or replacement as Letter of Credit Issuer, the provisions of this Agreement relating to a Letter of Credit Issuer shall inure to its benefit as to any actions taken or omitted to be taken by it (A) while it was a Letter of Credit Issuer under this Agreement or (B) at any time with respect to Letters of Credit issued by such Letter of Credit Issuer.

(b)                                 To the extent that there are, at the time of any resignation or replacement as set forth in clause (a) above, any outstanding Letters of Credit, nothing herein shall be deemed to impact or impair any rights and obligations of any of the parties hereto with respect to such outstanding Letters of Credit (including, without limitation, any obligations related to the payment of Fees or the reimbursement or funding of amounts drawn), except that the applicable Borrower, the resigning or replaced Letter of Credit Issuer and the successor issuer of Letters of Credit shall have the obligations regarding outstanding Letters of Credit described in clause (a) above.

3.7.                            Role of Letter of Credit Issuer.  Each Lender and the applicable Borrower agree that, in paying any drawing under a Letter of Credit, the applicable Letter of Credit Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.  None of the U.S. Letter of Credit Issuer, the Administrative Agent, any of their respective affiliates nor any correspondent, participant or assignee of the U.S. Letter of Credit Issuer shall be liable for (i) any action taken or omitted in connection herewith at the request or with the approval of the Required U.S. Revolving Credit Lenders; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any U.S. Letter of Credit or Issuer Document.  None of the Spanish Letter of Credit Issuer, the Administrative Agent, any of their respective affiliates nor any correspondent, participant or assignee of the Spanish Letter of Credit Issuer shall be liable for (i) any action taken or omitted in connection herewith at the request or with the approval of the Required Spanish Revolving Credit Lenders; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Spanish Letter of Credit or Issuer Document.  The applicable Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the applicable Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement.  None of the Letter of Credit Issuers, the Administrative Agent, any of their respective affiliates nor any correspondent, participant or assignee of any Letter of Credit Issuer shall be liable or responsible for any of the matters described in Section 3.3(e); provided that anything in such Section to the contrary notwithstanding, the applicable Borrower may have a claim against the applicable Letter of Credit Issuer, and such Letter of Credit Issuer may be liable to the applicable Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the applicable Borrower which the applicable Borrower proves were caused by such Letter of Credit Issuer’s willful misconduct or gross negligence or such Letter of Credit Issuer’s willful failure to pay under any Letter of Credit issued by it after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of such Letter of Credit.  In furtherance and not in limitation of the foregoing, each Letter of Credit Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and no Letter of Credit Issuer shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

3.8.                            Cash Collateral.

(a)                                 (i)  Upon the request of the Required U.S. Revolving Credit Lenders if, as of the L/C Maturity Date, there are any U.S. Letter of Credit Outstandings, the Parent Borrower shall immediately Cash Collateralize the then U.S. Letter of Credit Outstandings.

(ii)                                  Upon the request of the Required Spanish Revolving Credit Lenders if, as of the L/C Maturity Date, there are any Spanish Letter of Credit Outstandings, the applicable Borrower shall immediately Cash Collateralize the then Spanish Letter of Credit Outstandings.

(b)                                 If any Event of Default shall occur and be continuing, the Revolving Credit Lenders with Letter of Credit Exposure representing greater than 50% of the total Letter of Credit Exposure may require that the L/C Obligations be Cash Collateralized.

(c)                                  If any Lender becomes, and during the period it remains, a Defaulting Lender or a Potential Defaulting Lender, if any Letter of Credit or Swingline Loan is at the time outstanding, the Letter of Credit Issuer and the Swingline Lender, as the case may be, may (except, in the case of a Defaulting Lender, to the extent the Commitments have been reallocated pursuant to Section 2.18), by notice to the Borrowers and such Defaulting Lender or Potential Defaulting Lender through the Administrative Agent, require the Borrowers to Cash Collateralize the obligations of the Borrowers to the Letter of Credit Issuer and the Swingline Lender in respect of such Letter of Credit or Swingline Loan (contingent or otherwise) of such Defaulting Lender or such Potential Defaulting Lender in respect thereof, or to make other arrangements satisfactory to the Administrative Agent, the Letter of Credit Issuer and the Swingline Lender in their sole discretion to protect them against the risk of non-payment by such Defaulting Lender or Potential Defaulting Lender.

(d)                                 “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Letter of Credit Issuer and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances in the currencies in which the U.S. Letter of Credit Outstandings or Spanish Letter of Credit Outstandings are denominated and in an amount equal to 102% of the amount of the applicable Letter of Credit Outstandings required to be Cash Collateralized pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the Letter of Credit Issuer (which documents are hereby consented to by the Lenders).  Derivatives of such term have corresponding meanings.  The Parent Borrower and the Subsidiary Borrower, as applicable, hereby grants to the Administrative Agent, for the benefit of the applicable Letter of Credit Issuer and the applicable L/C Participants, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing.  Cash Collateral shall be maintained in blocked, interest bearing deposit accounts with the Administrative Agent or the Collateral Agent, or a bank approved by the Administrative Agent and such deposit accounts shall, in each case, be subject to a control agreement made in favor of the Administrative Agent or the Collateral Agent and reasonably satisfactory to it.

3.9.                            Applicability of ISP and UCP.  Unless otherwise expressly agreed by the L/C Issuer and the Parent Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance, shall apply to each commercial Letter of Credit.

3.10.                     Conflict with Issuer Documents.  In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

3.11.                     Letters of Credit Issued for Restricted Subsidiaries.  Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Restricted Subsidiary, the applicable Borrower shall be obligated to reimburse the Letter of Credit Issuer hereunder for any and all drawings under such Letter of Credit.  The Parent Borrower and the Foreign Subsidiary Borrower each hereby acknowledges that the issuance of Letters of Credit for the account of Restricted Subsidiaries inures to the benefit of such Borrower, and that such Borrower’s business derives substantial benefits from the businesses of such Restricted Subsidiaries.

SECTION 4.                            Fees; Commitments.

4.1.                            Fees.

(a)                                 The Parent Borrower agrees to pay to the Administrative Agent in Dollars, for the account of each U.S. Revolving Credit Lender (in each case pro rata according to the respective U.S. Revolving Credit Commitments of all such Lenders), and the Foreign Subsidiary Borrower agrees to pay to the Administrative Agent in Dollars, for the account of each Spanish Revolving Credit Lender (in each case pro rata according to the respective Spanish Revolving Credit Commitments of all such Lenders), a commitment fee (“Revolving Credit Commitment Fees”) for each day (A) in the case of Series 2013 Revolving Credit Commitments, from the Closing Date to the Series 2013 Revolving Credit Termination Date and (B) in the case of Series 2016 Revolving Credit Commitments, from the Restatement Effective Date to the Series 2016 Revolving Credit Termination Date.  Each Revolving Credit Commitment Fee shall be payable (x) quarterly in arrears on each Applicable Date (for the three-month period (or portion thereof) ended on such day for which no payment has yet been received) and (y) (i) in the case of Series 2013 Revolving Credit Commitments, on the Series 2013 Revolving Credit Termination Date (for the period ended on such date and beginning on the last date in respect of which no payment has yet been received pursuant to clause (x) above) and (ii) in the case of Series 2016 Revolving Credit Commitments, on the Series 2016 Revolving Credit Termination Date (for the period ended on such date and beginning on the last date in respect of which no payment has yet been received pursuant to clause (x) above).  For each day during such period the Revolving Credit Commitment Fee shall be computed on the Available U.S. Revolving Commitments and Available Spanish Revolving Commitments, as applicable, in effect on such day, at a rate per annum equal to the Revolving Credit Commitment Fee Rate in effect on such day.

(b)                                 The Parent Borrower agrees to pay to the Administrative Agent in Dollars for the account of the U.S. Revolving Credit Lenders and Spanish Revolving Credit Lenders, each pro rata on the basis of their respective U.S. Letter of Credit Exposure or Spanish Letter of Credit Exposure, respectively, a fee in respect of each U.S. Letter of Credit or a Spanish Letter of Credit, respectively (the “Letter of Credit Fee”), for the period from the date of issuance of such Letter of Credit to the termination date of such Letter of Credit computed at the per annum rate for each day equal to the Applicable LIBOR Margin for Revolving Credit Loans on the average daily Stated Amount of the applicable Letter of Credit.  Such Letter of Credit Fees shall be due and payable (x) quarterly in arrears on each Applicable Date and (y) on the date upon which the Total Revolving Credit Commitment terminates and the Letter of Credit Outstandings shall have been reduced to zero.

(c)                                  The Parent Borrower agrees to pay to each Letter of Credit Issuer a fee in Dollars in respect of each Letter of Credit issued by it (the “Fronting Fee”), for the period from the date of issuance of such Letter of Credit to the termination date of such Letter of Credit, computed at the rate for each day equal to 0.125% per annum on the average daily Stated Amount of such Letter of Credit (or at such other rate per annum as agreed in writing between the Parent Borrower and the Letter of Credit Issuer).  Such Fronting Fees shall be due and payable (x) quarterly in arrears on the last Business Day of each March, June, September and December and (y) on the date upon which the Total Revolving Credit Commitment terminates and the Letter of Credit Outstandings shall have been reduced to zero.

(d)                                 The Parent Borrower agrees to pay directly to the applicable Letter of Credit Issuer in Dollars upon each issuance of, drawing under, and/or amendment of, a Letter of Credit issued by it such amount as such Letter of Credit Issuer and the Parent Borrower shall have agreed upon for issuances of, drawings under or amendments of, letters of credit issued by it.

(e)                                  Notwithstanding the foregoing, the Parent Borrower shall not be obligated to pay any amounts to any Defaulting Lender pursuant to this Section 4.1 for any portion of any period during which such Lender is a Defaulting Lender.

(f)                                   The Parent Borrower shall pay to the Administrative Agent additional fees in such amounts and at such times as have been separately agreed.

(g)                                  Anything herein to the contrary notwithstanding, during such period as a Lender is a Defaulting Lender, such Defaulting Lender shall not be entitled to any fees accruing during such period pursuant to Section 4.1 (without prejudice to the rights of the Non-Defaulting Lenders in respect of such fees); provided that (a) to the extent that a portion of the Letter of Credit Exposure or the Swingline Exposure of such Defaulting Lender is reallocated to the Non-Defaulting Lenders pursuant to Section 2.18, such fees that would have accrued for the benefit of such Defaulting Lender shall instead accrue for the benefit of and be payable to such Non-Defaulting Lenders, pro rata in accordance with their respective Revolving Credit Commitments, and (b) to the extent of any portion of such Letter of Credit Exposure or Swingline Exposure that cannot be so reallocated or has not been Cash Collateralized in accordance with this Agreement, such fees shall instead accrue for the benefit of and be payable to the Letter of Credit Issuer and the Swingline Lender as their interests appear (and the pro rata payment provisions of Section 5.3(a) shall automatically be deemed adjusted to reflect the provisions of this Section).

4.2.                            Voluntary Reduction of Commitments.

Upon at least one Business Day’s prior written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent at the Administrative Agent’s Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Parent Borrower (and with respect to the Spanish Revolving Credit Commitments only, the Foreign Subsidiary Borrower) (each on behalf of itself) shall have the right, without premium or penalty, on any day, permanently to terminate or reduce (A) the U.S. Revolving Credit Commitments in whole or in part, provided that (i) any such reduction shall apply proportionately and permanently to reduce the U.S. Revolving Credit Commitment of each U.S.

Revolving Credit Lender, except in connection with the establishment of any Extended Revolving Credit Commitment, in which case reductions may be applied to different Classes of Revolving Credit Commitments (and shall apply proportionately to each Revolving Credit Lender within each such Class), (ii) any partial reduction pursuant to this Section 4.2(A) shall be in the amount of at least $5,000,000 and (iii) after giving effect to such termination or reduction and to any prepayments of the U.S. Revolving Credit Loans made on the date thereof in accordance with this Agreement, the aggregate amount of the Lenders’ U.S. Revolving Credit Exposures shall not exceed the Total U.S. Revolving Credit Commitment, and/or (B) the Spanish Revolving Credit Commitments in whole or in part, provided that (i) any such reduction shall apply proportionately and permanently to reduce the Spanish Revolving Credit Commitment of each Spanish Revolving Credit Lender, except in connection with the establishment of any Extended Revolving Credit Commitment, in which case reductions may be applied to different Classes of Revolving Credit Commitments (and shall apply proportionately to each Revolving Credit Lender within each such Class), (ii) any partial reduction pursuant to this Section 4.2(B)  shall be in the amount of at least $5,000,000 and (iii) after giving effect to such termination or reduction and to any prepayments of the Spanish Revolving Credit Loans made on the date thereof in accordance with this Agreement, the aggregate amount of the Lenders’ Spanish Revolving Credit Exposures shall not exceed the Total Spanish Revolving Credit Commitment.

4.3.                            Mandatory Termination of Commitments.

(a)                                 The Closing Date Term Loan Commitment terminated at 5:00 p.m. (New York City time) on the Closing Date.

(b)                                 The Delayed Draw Term Loan Commitment terminated at 5:00 p.m. (New York City time) on the Delayed Draw Date.

(c)                                  The Series 2013 Revolving Credit Commitment shall terminate at 5:00 p.m. (New York City time) on the Series 2013 Revolving Credit Maturity Date.

(d)                                 The Series 2016 Revolving Credit Commitment shall terminate at 5:00 p.m. (New York City time) on the Series 2016 Revolving Credit Maturity Date

(e)                                  The Swingline Commitment shall terminate at 5:00 p.m. (New York City time) on the Swingline Maturity Date.

(f)                                   The New Term Loan Commitment for any Series shall, unless otherwise provided in the applicable Joinder Agreement, terminate at 5:00 p.m. (New York City time) on the Increased Amount Date for such Series.

(g)                                  The Series 2018 Extended Term Loan Commitment shall terminate at 5:00 p.m. (New York City time) on the Restatement Effective Date.

SECTION 5.                            Payments.

5.1.                            Voluntary Prepayments.  (a) Each of the Parent Borrower and the Foreign Subsidiary Borrower shall have the right to prepay its Term Loans, U.S. Revolving Credit Loans and Swingline Loans and Spanish Revolving Credit Loans, as applicable, in each case, without premium or penalty (except set forth in Section 5.1(b)), in whole or in part from time to time on the following terms and conditions: (a) such Borrower shall give the Administrative Agent at the Administrative Agent’s Office written notice (or telephonic notice promptly confirmed in writing) of its intent to make such prepayment, the amount of such prepayment and (in the case of LIBOR Loans) the specific Borrowing(s) pursuant to which made, which notice shall be given by such Borrower no later than 12:00 noon (New York City time) (i) in the case of LIBOR Loans denominated in Dollars, three Business Days prior to, (ii) in the case of Loans denominated in an Alternative Currency, four Business Days prior to, (iii) in the case of ABR Loans (other than Swingline Loans), one Business Day prior to or (iv) in the case of Swingline Loans, on, the date of such prepayment and shall promptly be transmitted by the Administrative Agent to each of the Lenders or the Swingline Lender, as the case may be; (b) each partial prepayment of (i) any Borrowing of LIBOR Loans denominated in Dollars shall be in a minimum amount of $5,000,000 and in multiples of $1,000,000 in excess thereof and (ii) any ABR Loans (other than Swingline Loans) shall be in a minimum amount of $1,000,000 and in multiples of $100,000 in excess thereof, (iii) any Loans denominated in Euro shall be in a minimum amount of €1,000,000 and in multiples of €100,000 in excess thereof, (iv) any Loans denominated in Sterling shall be in a minimum amount of £1,000,000 and in multiples of £100,000 in excess thereof, (v) any Loans denominated in any other Alternative Currency, in a minimum amount and in multiples to be agreed upon by the Administrative Agent and the applicable Borrower, and (vi) Swingline Loans shall be in a minimum amount of $500,000 and in multiples of $100,000 in excess thereof, provided that no partial prepayment of LIBOR Loans made pursuant to a single Borrowing shall reduce the outstanding LIBOR Loans made pursuant to such Borrowing to an amount less than the applicable Minimum Borrowing Amount for such LIBOR Loans and (c) any prepayment of LIBOR Loans pursuant to this Section 5.1 on any day other than the last day of an Interest Period applicable thereto shall be subject to compliance by the applicable Borrower with the applicable provisions of Section 2.11.  Each prepayment in respect of any Term Loans pursuant to this Section 5.1 shall be (a) applied to the Class or Classes of Term Loans as the Parent Borrower may specify (and shall apply pro rata to all Lenders holding Term Loans of such Class) and (b) applied to reduce any applicable Repayment Amount in such order as the Parent Borrower may specify.  At the Parent Borrower’s election in connection with any prepayment pursuant to this Section 5.1, such prepayment shall not be applied to any Term Loan or Revolving Credit Loan of a Defaulting Lender.  Notwithstanding the foregoing, the Parent Borrower may not prepay Extended Term Loans of any Extension Series unless such prepayment is accompanied by a pro rata repayment of Term Loans of the Existing Term Loan Class from which such Extended Term Loans were converted (or such Term Loans of the Existing Term Loan Class have otherwise been repaid in full)~~.~~; provided, however, the Parent Borrower may make the Fifth Amendment Effective Date Prepayment and the Additional Payment, to the extent such Additional Payment is construed as a voluntary prepayment, to the Series 2021 Extended Term Lenders without the obligation to make any prepayment to or repayment of any other Term Loans.

(b)                                 In the event that, on or prior to September 25, 2011, all or any portion of the Series A New Term Loans are repaid (or repriced or effectively refinanced through any amendment of this Agreement) for any reason, the Parent Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Series A New Term Loan Lenders, a payment equal to 1% of the aggregate amount of the applicable Series A New Term so repaid or repriced.

(c)                                  In the event that, on or prior to the date that is six months after the Third Amendment Effective Date, the Parent Borrower (x) makes any prepayment of any of the New Replacement Term Loans in connection with any Repricing Transaction, or (y) effects any amendment of this Agreement resulting in a Repricing Transaction with respect to any of the New Replacement Term Loans, the Parent Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lender’s holding the New Replacement Term Loans, (I) in the case of clause (x), a prepayment premium of 1.0% of the amount of the New Replacement Term Loans being prepaid and (II) in the case of clause (y), a payment equal to 1% of the aggregate amount of the New Replacement Term Loans outstanding immediately prior to such amendment.  Notwithstanding the foregoing, the Parent Borrower shall have the option to prepay its Series 2021 Extended Term Loans to the Series 2021 Extended Term Lenders up to an aggregate amount of $300,000,000 on the Fifth Amendment Effective Date (the “Fifth Amendment Effective Date Prepayment”).  In the event that, on or prior to the first anniversary of the Fifth Amendment Effective Date, the Parent Borrower makes any prepayment of Series 2021 Extended Term Loans (excluding any scheduled amortization payments, the Fifth Amendment Effective Date Prepayment and, for the avoidance of doubt, the Additional Payment), the Parent Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Series 2021 Extended Term Lenders, a prepayment premium of 1.0% of the amount of the Series 2021 Extended Term Loans being repaid.

5.2.                            Mandatory Prepayments.

(a)                                 Term Loan Prepayments.  (i) Subject to Section 5.2(g), and 5.2(a)(iii), on each occasion that a Prepayment Event occurs, the Parent Borrower shall, within three Business Days after its receipt of the Net Cash Proceeds of a Debt Incurrence Prepayment Event and within seven Business Days after the occurrence of any Prepayment Event other than a Debt Incurrence Prepayment Event (or, in the case of Deferred Net Cash Proceeds, within seven Business Days after the Deferred Net Cash Proceeds Payment Date), prepay, in accordance with clause (c) below, Term Loans in a principal amount equal to 100% of the Net Cash Proceeds from such Prepayment Event.

(ii)                                  Not later than the date that is ninety days after the last day of any Fiscal Year (commencing with and including the Fiscal Year ending December 31, 2011), the applicable Borrowers shall prepay, in accordance with clause (c) below, Term Loans in a principal amount equal to (x) 50% of Excess Cash Flow for such Fiscal Year; provided that (A) the percentage in this Section 5.2(a)(ii) shall be reduced to 25% if the ratio of Consolidated Total Debt on the date of prepayment (prior to giving effect thereto and as certified by an Authorized Officer of the Parent Borrower) to Consolidated EBITDA for the most recent Test Period ended prior to such prepayment date is less than or equal to 4.50 to 1.00 but greater than 3.50 to 1.00 and (B) no payment of any Term Loans shall be required under this Section 5.2(a)(ii) if the ratio of Consolidated Total Debt on the date of prepayment (prior to giving effect thereto and as certified by an Authorized Officer of the Parent Borrower) to Consolidated EBITDA for the most recent Test Period ended prior to such prepayment date is less than or equal to 3.50 to 1.00, minus (y) the principal amount of Term Loans voluntarily prepaid pursuant to Section 5.1 during such Fiscal Year.

(iii)                               Notwithstanding the foregoing, on each occasion that Permitted Additional Debt is issued or incurred pursuant to Section 10.1(m), the Parent Borrower shall within three Business Days of receipt of the Net Cash Proceeds of such Permitted Additional Debt prepay, in accordance with clause (c) below, Term Loans with a Dollar Equivalent principal amount equal to 100% of the Net Cash Proceeds from such issuance or incurrence of Permitted Additional Debt.

(b)                                 Repayment of Revolving Credit Loans.

(i)                                     (A) If on any date the aggregate amount of the Lenders’ U.S. Revolving Credit Exposures (collectively, the “Aggregate U.S. Revolving Credit Outstandings”) for any reason exceeds 100% of the Total U.S. Revolving Credit Commitment then in effect, the Parent Borrower shall forthwith repay on such date the principal amount of Swingline Loans and, after all Swingline Loans have been paid in full, U.S. Revolving Credit Loans in an amount equal to such excess.  If, after giving effect to the prepayment of all outstanding Swingline Loans and U.S. Revolving Credit Loans, the Aggregate U.S. Revolving Credit Outstandings exceed the Total U.S. Revolving Credit Commitment then in effect, the Parent Borrower shall Cash Collateralize the U.S. Letter of Credit Outstandings to the extent of such excess;

(B)                               If on any date the aggregate amount of the Lenders’ Spanish Revolving Credit Exposures (collectively, the “Aggregate Spanish Revolving Credit Outstandings”) for any reason exceeds 100% of the Total Spanish Revolving Credit Commitment then in effect, the Borrowers shall forthwith repay on such date the principal amount of Spanish Revolving Credit Loans in an amount equal to such excess.  If, after giving effect to the prepayment of all outstanding Spanish Revolving Credit Loans, the Aggregate Spanish Revolving Credit Outstandings exceed the Total Spanish Revolving Credit Commitment then in effect, the Borrowers shall Cash Collateralize the Spanish Letter of Credit Outstandings to the extent of such excess.

(ii)                                  (A) If on any date the aggregate amount of the U.S. Revolving Credit Lenders’ Multicurrency Exposures (collectively, the “Aggregate U.S. Multicurrency Exposures”) for any reason exceeds 105% of the U.S. Multicurrency Sublimit as then in effect, the Parent Borrower shall forthwith repay on such date U.S. Revolving Credit Loans denominated in Alternative Currencies in a principal amount such that, after giving effect to such repayment, the Aggregate U.S. Multicurrency Exposures do not exceed 100% of the U.S. Multicurrency Sublimit.  If, after giving effect to the prepayment of all outstanding U.S. Revolving Credit Loans denominated in Alternative Currencies, the Aggregate U.S. Multicurrency U.S. Exposures exceed 100% of the U.S. Multicurrency Sublimit, the Parent Borrower shall Cash Collateralize the U.S. Letter of Credit Outstandings in respect of U.S. Letters of Credit denominated in Alternative Currencies to the extent of such excess.

(B)                               If on any date the aggregate amount of the Spanish Revolving Credit Lenders’ Multicurrency Exposures (collectively, the “Aggregate Spanish Multicurrency Exposures”) for any reason exceeds 105% of the Spanish Multicurrency Sublimit as then in effect, the Parent Borrower or the Foreign Subsidiary Borrower shall forthwith repay on such date Spanish Revolving Credit Loans denominated in Alternative Currencies in a principal amount such that, after giving effect to such repayment, the Aggregate Spanish Multicurrency

Exposures do not exceed 100% of the Spanish Multicurrency Sublimit.  If, after giving effect to the prepayment of all outstanding Spanish Revolving Credit Loans denominated in Alternative Currencies, the Aggregate Spanish Multicurrency Exposures exceed 100% of the Spanish Multicurrency Sublimit, the Borrowers shall Cash Collateralize the Spanish Letter of Credit Outstandings in respect of Spanish Letters of Credit denominated in Alternative Currencies to the extent of such excess.

(c)                                  Application to Repayment Amounts.  Subject to Section 5.2(h), each prepayment of Term Loans required by Section 5.2(a)(i) (other than any prepayment of Term Loans required thereunder upon the occurrence of any Debt Incurrence Prepayment Event) or Section 5.2(a)(ii), shall be allocated on a pro rata basis among the remaining unpaid Repayment Amounts owing in respect of Term Loans.  Subject to Section 5.2(h), each prepayment of Term Loans required by Section 5.2(a)(i) upon the occurrence of any Debt Incurrence Prepayment Event shall be allocated as follows: (i) First, to the Series 2014 Term Loans, until such Series 2014 Term Loans are paid in full and such payment shall be shared pro rata among all Series 2014 Term Loans and shall be applied, first, to the unpaid Repayment Amounts due in respect of each such Series 2014 Term Loan during the succeeding 24 month period, in direct order of maturity thereof, and, second, on a pro rata basis among the remaining unpaid Repayment Amounts owing in respect of such Series 2014 Term Loans; and (ii) Second, to the Series 2018 Extended Term Loans and all other Term Loans and such payment shall be shared pro rata among all Series 2018 Term Loans and all other Term Loans and shall be applied, first, to the unpaid Repayment Amounts due in respect of each such Series 2018 Term Loan and all other Term Loans during the succeeding 24 month period, in direct order of maturity thereof, and, second, on a pro rata basis among the remaining unpaid Repayment Amounts owing in respect of such Series 2018 Extended Term Loans and such other Term Loans; provided that, notwithstanding the foregoing, if concurrently with such prepayment the Borrowers request in a writing delivered to the Administrative Agent that such prepayment be allocated on a pro rata basis among the remaining unpaid Repayment Amounts owing in respect of all Term Loans, then such prepayment shall be allocated on such pro rata basis and shall be applied, first, to the unpaid Repayment Amounts due in respect of all Term Loan during the succeeding 24 month period, in direct order of maturity thereof, and, second, on a pro rata basis among the remaining unpaid Repayment Amounts owing in respect of all Term Loans.  Subject to Section 5.2(~~h~~i), with respect to each such prepayment, the Parent Borrower will, not later than the date specified in Section 5.2(a) for making such prepayment, give the Administrative Agent telephonic notice (promptly confirmed in writing and which shall include a calculation of the amount of such prepayment to be applied to each unpaid Repayment Amount) requesting that the Administrative Agent provide notice of such prepayment to each Term Loan Lender or Extended Term Loan Lender, as applicable.  Subject to Section 5.2(~~h~~i), each prepayment of Term Loans required by Section 5.2(a)(iii) shall be allocated as follows: (i) First, to the Series 2014 Term Loans, until such Series 2014 Term Loans are paid in full and such payment shall be shared pro rata among all Series 2014 Term Loans based on the applicable remaining Repayment Amounts owing thereunder and shall be applied to the unpaid Repayment Amounts owing in respect of such Series 2014 Term Loans on a pro rata basis among the remaining unpaid Repayment Amounts owing in respect of such Series 2014 Term Loans; and (ii) Second, to the Series 2018 Extended Term Loans and all other Term Loans and such payment shall be shared pro rata among all Series 2018 Extended Term Loans and all other Term Loans based on the applicable remaining Repayment Amounts owing thereunder and shall be applied to the unpaid Repayment Amounts owing in respect of such Series 2018 Extended Term Loans and such other Term Loans on a pro rata basis among the remaining unpaid Repayment Amounts owing in respect of such Series 2018 Extended Term Loans; provided, that, notwithstanding the foregoing sentence, if concurrently with such prepayment the Borrowers request in a writing delivered to the Administrative Agent that such prepayment be allocated on a pro rata basis among the remaining unpaid Repayment Amounts owing in respect of all Term Loans, then such prepayment shall be allocated on such pro rata basis (and shall be applied to the unpaid Repayment Amounts owing in respect thereof on a pro rata basis).

(d)                                 Application to Term Loans.  With respect to each prepayment of Term Loans required by Section 5.2(a), the Parent Borrower may, if applicable, designate the Types of Loans that are to be prepaid and the specific Borrowing(s) pursuant to which made.  In the absence of a designation by the Parent Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its reasonable discretion with a view, but no obligation, to minimize breakage costs owing under Section 2.11.

(e)                                  (A)  Application to U.S. Revolving Credit Loans.  With respect to each prepayment of U.S. Revolving Credit Loans required by Section 5.2(b), the Parent Borrower may designate (i) the Types of Loans that are to be prepaid and the specific Borrowing(s) pursuant to which made and (ii) the U.S. Revolving Credit Loans to be prepaid; provided that (y) each prepayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans; and (z) notwithstanding the provisions of the preceding clause (y), no prepayment of U.S. Revolving Credit Loans shall be applied to the U.S. Revolving Credit Loans of any Defaulting Lender unless otherwise agreed in writing by the Parent Borrower.  In the absence of a designation by the Parent Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its reasonable discretion with a view, but no obligation, to minimize breakage costs owing under Section 2.11.

(B)                               Application to Spanish Revolving Credit Loans.  With respect to each prepayment of Spanish Revolving Credit Loans required by Section 5.2(b), the applicable Borrower may designate (i) the Types of Loans that are to be prepaid and the specific Borrowing(s) pursuant to which such Loans were made and (ii) the Spanish Revolving Credit Loans to be prepaid; provided that (y) each prepayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans; and (z) notwithstanding the provisions of the preceding clause (y), no prepayment of Spanish Revolving Credit Loans shall be applied to the Spanish Revolving Credit Loans of any Defaulting Lender unless otherwise agreed in writing by the applicable Borrower.  In the absence of a designation by the applicable Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its reasonable discretion with a view, but no obligation, to minimize breakage costs owing under Section 2.11.

(f)                                   LIBOR Interest Periods.  In lieu of making any payment pursuant to this Section 5.2 in respect of any LIBOR Loan other than on the last day of the Interest Period therefor so long as no Event of Default shall have occurred and be continuing, the applicable Borrower at its option may deposit with the Administrative Agent an amount in the applicable currency equal to the amount of the LIBOR Loan to be prepaid and such LIBOR Loan shall be repaid on the last day of the Interest Period therefor in the required amount.  Such deposit shall be held by the Administrative Agent in a corporate time deposit account established on terms reasonably satisfactory to the Administrative Agent, earning interest at the then-customary rate for accounts of such type.  Such deposit shall constitute cash collateral for the LIBOR Loans to be so prepaid, provided that the applicable Borrower may at any time direct that such deposit be applied to make the applicable payment required pursuant to this Section 5.2.

(g)                                  Minimum Amount.  No prepayment shall be required pursuant to Section 5.2(a)(i) (i) in the case of any Disposition yielding Net Cash Proceeds of less than $5,000,000 in the aggregate and (ii) other than with respect to Debt Incurrence Prepayment Events, unless and until the amount at any time of Net Cash Proceeds from Prepayment Events (other than Debt Incurrence Prepayment Events) required to be applied at or prior to such time pursuant to such Section and not yet applied at or prior to such time to prepay Term Loans pursuant to such Section exceeds $40,000,000 in the aggregate for all Prepayment Events (other than those that are under the threshold specified in subclause (i) (and other than Debt Incurrence Prepayment Events)) in any one Fiscal Year, at which time all such Net Cash Proceeds referred to in this subclause (ii) with respect to such Fiscal Year shall be applied as a prepayment in accordance with this Section 5.2.

(h)                                 Rejection Right.  The Parent Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Term Loans required to be made pursuant to Section 5.2(a) at least three Business Days prior to the date of such prepayment.  Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment.  The Administrative Agent will promptly notify each Lender holding Term Loans of the contents of the Parent Borrower’s prepayment notice and of such Lender’s pro rata share of the prepayment.  Each Term Loan Lender may reject all or a portion of its pro rata share of any mandatory prepayment (such declined amounts, the “Declined Proceeds” and such rejecting Lenders, the “Declining Lenders”) of Term Loans required to be made pursuant to Section 5.2(a) by providing written notice (each, a “Rejection Notice”) to the Administrative Agent and the Parent Borrower no later than 5:00 p.m. (New York time) one Business Day after the date of such Lender’s receipt of notice from the Administrative Agent regarding such prepayment.  Each Rejection Notice from a given Term Loan Lender shall specify the principal amount of the mandatory repayment of Term Loans to be rejected by such Lender.  If a Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Term Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory prepayment of Term Loans.  Any Declined Proceeds remaining thereafter shall be, first, offered to Lenders other than the Declining Lenders (such Lenders, the “Accepting Lenders”), which Accepting Lenders may reject all or a portion of their pro rata shares of such remaining Declined Proceeds, and, second, to the extent any Declined Proceeds remain thereafter, retained by the Parent Borrower (“Retained Declined Proceeds”); provided that in the case of any mandatory repayment of Term Loans required to be made pursuant to Section 5.2(a)(iii), any Declined Proceeds shall be reallocated and paid to the Term Loan Lenders that have not rejected such mandatory prepayment on a pro rata basis and shall not constitute Retained Declined Proceeds.

(i)                                     Foreign Asset Sales.  Notwithstanding any other provisions of this Section 5.2, with respect to Net Cash Proceeds of a Casualty Event or any asset sale or other Disposition by a Restricted Non-Domestic Subsidiary giving rise to an Asset Sale Prepayment Event (each, a “Foreign Asset Sale”):

(i)                                     to the extent that any or all of the Net Cash Proceeds from a Foreign Asset Sale or any amount included in Excess Cash Flow and attributable to Restricted Non-Domestic Subsidiaries are prohibited or delayed by applicable local law from being repatriated to the United States, such portion of the Net Cash Proceeds or Excess Cash Flow so affected will not be required to be applied to repay Term Loans at the times provided in this Section 5.2 but may be retained by the applicable Restricted Non-Domestic Subsidiary so long, but only so long, as the applicable local law will not permit repatriation to the United States (the Parent Borrower hereby agreeing to cause the applicable Restricted Non-Domestic Subsidiary to promptly take all actions required by the applicable local law to permit such repatriation), and once such repatriation of any of such affected Net Cash Proceeds or Excess Cash Flow is permitted under the applicable local law, such repatriation will be immediately effected and such repatriated Net Cash Proceeds will be promptly (and in any event not later than two Business Days after such repatriation) applied (net of additional taxes payable or reserved against as a result thereof) to the repayment of the Term Loans; provided that if repatriation is not reasonably expected to occur within 12 months of receipt of such Net Cash Proceeds, then (x) the Parent Borrower shall apply an amount equal to such Net Cash Proceeds or Excess Cash Flow to such reinvestments or prepayments as if such Net Cash Proceeds or Excess Cash Flow had been received by the Parent Borrower rather than such Restricted Non-Domestic Subsidiary or (y) such Net Cash Proceeds shall promptly be used to (A) prepay Revolving Credit Loans of the Foreign Subsidiary Borrower, accompanied by a permanent termination or reduction, in like amount, of the Revolving Credit Commitments, or (B) repay any Indebtedness of a Restricted Non-Domestic Subsidiary (other than Revolving Credit Loans of the Foreign Subsidiary Borrower) which payment, if of Indebtedness that by its terms may be reborrowed, is accompanied by a permanent termination or reduction, in like amount, of the associated commitments; and

(ii)                                  to the extent that the Parent Borrower has determined in good faith that repatriation of any of or all the Net Cash Proceeds of any Foreign Asset Sale or Excess Cash Flow would have a material adverse tax consequence with respect to such Net Cash Proceeds or Excess Cash Flow, the Net Cash Proceeds or Excess Cash Flow so affected may be retained by the applicable Restricted Non-Domestic Subsidiary; provided that, in the case of this subclause (ii), on or before the date on which any Net Cash Proceeds or Excess Cash Flow so retained would otherwise have been required to be applied to reinvestments or prepayments pursuant to Section 5.2(a), (x) the Parent Borrower applies an amount equal to such Net Cash Proceeds or Excess Cash Flow to such reinvestments or prepayments as if such Net Cash Proceeds or Excess Cash Flow had been received by the Parent Borrower rather than such Restricted Non-Domestic Subsidiary, less the amount of additional taxes that would have been payable or reserved against if such Net Cash Proceeds or Excess Cash Flow had been repatriated (or, if less, the Net Cash Proceeds or Excess Cash Flow that would be calculated if received by such Restricted Non-Domestic Subsidiary) or (y) such Net Cash Proceeds or Excess Cash Flow are applied to (A) prepay Revolving Credit Loans of the Foreign Subsidiary Borrower, accompanied by a permanent termination or reduction, in like amount, of the

Revolving Credit Commitments, or (B) repay any Indebtedness of a Restricted Non-Domestic Subsidiary (other than Revolving Credit Loans of the Foreign Subsidiary Borrower) which payment, if of Indebtedness that by its terms may be reborrowed, is accompanied by a permanent termination or reduction, in like amount, of the associated commitments.

5.3.                            Method and Place of Payment.

(a)                                 Except as otherwise specifically provided herein, all payments under this Agreement shall be made by the applicable Borrower, without set-off, counterclaim or deduction of any kind, to the Administrative Agent for the ratable account of the Lenders entitled thereto, the Letter of Credit Issuer or the Swingline Lender entitled thereto, as the case may be, not later than 2:00 p.m. (New York City time), in each case, on the date when due and shall be made in immediately available funds at the Administrative Agent’s Office or at such other office as the Administrative Agent shall specify for such purpose by notice to the applicable Borrower, it being understood that written or facsimile notice by the applicable Borrower to the Administrative Agent to make a payment from the funds in the Parent Borrower’s account at the Administrative Agent’s Office shall constitute the making of such payment to the extent of such funds held in such account.  All repayments or prepayments of any Loans (whether of principal, interest or otherwise) hereunder shall be made in the currency in which such Loans are denominated and all other payments under each Credit Document shall, unless otherwise specified in such Credit Document, be made in Dollars.  The Administrative Agent will thereafter cause to be distributed on the same day (if payment was actually received by the Administrative Agent prior to 2:00 p.m. (New York City time) or, otherwise, on the next Business Day) like funds relating to the payment of principal or interest or Fees ratably to the Lenders entitled thereto.

(b)                                 Any payments under this Agreement that are made later than 2:00 p.m. (New York City time) shall be deemed to have been made on the next succeeding Business Day.  Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

5.4.                            Net Payments.

(a)                                 Any and all payments made by or on behalf of any Borrower or any Guarantor under this Agreement or any other Credit Document shall be made free and clear of, and without deduction or withholding for or on account of, any Indemnified Taxes; provided that if any Borrower or any Guarantor shall be required by applicable Requirements of Law to deduct or withhold any Indemnified Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions or withholdings applicable to additional sums payable under this Section 5.4) the Administrative Agent, the Collateral Agent, the applicable Letter of Credit Issuer, or the applicable Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the applicable Borrower or such Guarantor shall make such deductions or withholdings and (iii) the applicable Borrower or such

Guarantor shall timely pay the full amount deducted or withheld to the relevant Governmental Authority within the time allowed and in accordance with applicable Requirements of Law.  Whenever any Indemnified Taxes are payable by any Borrower or Guarantor, as promptly as possible thereafter, such Borrower or Guarantor shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt (or other evidence acceptable to such Lender, acting reasonably) received by such Borrower or Guarantor showing payment thereof.

(b)                                 The Borrowers shall timely pay and shall indemnify and hold harmless the Administrative Agent, the Collateral Agent, each Letter of Credit Issuer, and each Lender (whether or not such Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority) with regard to any Other Taxes.

(c)                                  The Borrowers shall indemnify and hold harmless the Administrative Agent, the Collateral Agent, each Letter of Credit Issuer, and each Lender within 15 Business Days after written demand therefor, for the full amount of any Indemnified Taxes imposed on the Administrative Agent, the Collateral Agent or such Lender as the case may be, on or with respect to any payment by or on account of any obligation of any Borrower or any Guarantor hereunder or under any other Credit Document (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 5.4) and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate setting forth reasonable detail as to the amount of such payment or liability delivered to the Parent Borrower by a Lender, a Letter of Credit Issuer, the Administrative Agent or the Collateral Agent (as applicable) on its own behalf or on behalf of a Lender shall be conclusive absent manifest error.

(d)                                 Each Non-U.S. Lender with respect to the Term Loans or any other Loan made to the Parent Borrower shall, to the extent it is legally entitled to do so:

(i)                                     deliver to the Parent Borrower and the Administrative Agent, prior to the date on which the first payment to the Non-U.S. Lender is due hereunder, two copies of (x) in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, United States Internal Revenue Service Form W-8BEN (together with a certificate representing that such Non-U.S. Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Parent Borrower and is not a controlled foreign corporation related to the Parent Borrower (within the meaning of Section 864(d)(4) of the Code)), (y) Internal Revenue Service Form W-8BEN or Form W-8ECI, in each case properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or reduced rate of, U.S. Federal withholding tax on payments by the Parent Borrower under this Agreement or (z) Internal Revenue Service Form W-8IMY and all necessary attachments (including the forms described in clauses (x) and (y) above, as required); and

(ii)                                  deliver to the Parent Borrower and the Administrative Agent two further copies of any such form or certification (or any applicable successor form) on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Parent Borrower;

unless in any such case any Change in Law has occurred prior to the date on which any such delivery would otherwise be required that renders any such form inapplicable or would prevent such Non-U.S. Lender from duly completing and delivering any such form with respect to it and such Non-U.S. Lender promptly so advises the Parent Borrower and the Administrative Agent.  Each Person that shall become a Participant pursuant to Section 14.6 or a Lender pursuant to Section 14.6 shall, upon the effectiveness of the related transfer, be required to provide all the forms and statements required pursuant to this Section 5.4(d), provided that in the case of a Participant such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.  Each Non-U.S. Lender shall promptly notify the Parent Borrower and the Administrative Agent of any change in the Lender’s circumstances which would modify or render invalid any claimed exemption or reduction.

(e)                                  Each Lender with respect to a Loan made to the Foreign Subsidiary Borrower and Agent, in each case that is entitled to an exemption from or reduction of non-U.S. withholding tax under the laws of the jurisdiction in which the Foreign Subsidiary Borrower or any Foreign Obligations Guarantor is organized, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement or any other Credit Document by such Borrower or Guarantor shall deliver to the Parent Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law and as reasonably requested by such Foreign Subsidiary Borrower or Foreign Obligations Guarantor, as applicable, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without such withholding or at such reduced rate; provided that such Lender or Agent is legally entitled to complete, execute and deliver such documentation, such documentation is necessary in order for such exemption or reduction to apply, and in such Lender’s reasonable judgment such completion, execution or submission would not require disclosure of confidential information or impose an unreasonable burden on such Lender.

(f)                                   If any Lender, Letter of Credit Issuer, the Administrative Agent or the Collateral Agent, as applicable, determines, in its sole discretion, that it had received and retained a refund of an Indemnified Tax (including an Other Tax) for which a payment has been made by any Borrower or Guarantor pursuant to this Section 5.4, which refund in the good faith judgment of such Lender, Letter of Credit Issuer, the Administrative Agent or the Collateral Agent, as the case may be, is attributable to such payment made by such Borrower or Guarantor, then the Lender, Letter of Credit Issuer, the Administrative Agent or the Collateral Agent, as the case may be, shall reimburse such Borrower or Guarantor for such amount (net of all out of pocket expenses of such Lender, Letter of Credit Issuer, the Administrative Agent or the Collateral Agent, as the case may be, and without interest other than any interest received thereon from the relevant Governmental Authority with respect to such refund) as the Lender, Letter of Credit Issuer, Administrative Agent or the Collateral Agent, as the case may be, determines in its sole discretion to be the proportion of the refund as will leave it, after such reimbursement, in no better or worse position (taking into account expenses or any taxes imposed on the refund) than it would have been in if the payment had not been required; provided that such Borrower or Guarantor, upon the request of the Lender, Letter of Credit

Issuer, the Administrative Agent or the Collateral Agent, agrees to repay the amount paid over to such Borrower or Guarantor (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Lender, Letter of Credit Issuer, the Administrative Agent or the Collateral Agent in the event the Lender, Letter of Credit Issuer, the Administrative Agent or the Collateral Agent is required to repay such refund to such Governmental Authority.  At the request of the relevant Borrower or Guarantor and at such Borrower’s or Guarantor’s expense, a Lender, Letter of Credit Issuer, the Administrative Agent or the Collateral Agent shall claim any refund that it determines is available to it, unless it concludes in its sole discretion that it would be adversely affected by making such a claim.  None of the Lenders, any Letter of Credit Issuer, the Administrative Agent or the Collateral Agent shall be obliged to disclose any confidential information or impose an unreasonable burden on such Lender or Letter of Credit Issuer, the Administrative Agent or the Collateral Agent in connection with this clause (f) or any other provision of this Section 5.4.

(g)                                  If the Parent Borrower determines that a reasonable basis exists for contesting a Tax, each Lender or Agent, as the case may be, shall use reasonable efforts to cooperate with the Borrowers as the Parent Borrower may reasonably request in challenging such Tax.  Subject to the provisions of Section 2.12, each Lender and Agent agrees to use reasonable efforts to cooperate with the Borrowers as the Parent Borrower may reasonably request to minimize any amount payable by any Borrower or Guarantor pursuant to this Section 5.4.  The Borrowers shall indemnify and hold each Lender and Agent harmless against any out-of-pocket expenses incurred by such Person in connection with any request made by Parent Borrower pursuant to this Section 5.4(g).  Nothing in this Section 5.4(g) shall obligate any Lender or Agent to take any action that such Person, in its sole judgment, determines may result in a material detriment to such Person.

(h)                                 Each Lender and Agent with respect to the Term Loans and any other Loan made to the Parent Borrower that is a United States person under Section 7701(a)(30) of the Code (each, a “U.S. Lender”) shall deliver to the Parent Borrower and the Administrative Agent two United States Internal Revenue Service Forms W-9 (or substitute or successor form), properly completed and duly executed, certifying that such Lender or Agent is exempt from United States backup withholding (i) on or prior to the Restatement Effective Date (or on or prior to the date it becomes a party to this Agreement), (ii) on or before the date that such form expires or becomes obsolete, (iii) after the occurrence of a change in the Agent’s or Lender’s circumstances requiring a change in the most recent form previously delivered by it to the Parent Borrower and the Administrative Agent, and (iv) from time to time thereafter if reasonably requested by the Parent Borrower or the Administrative Agent.

(i)                                     Any amount payable under this Agreement or any other Credit Document by or on behalf of the Foreign Subsidiary Borrower is exclusive of any value added tax or any other Tax of a similar nature which might be chargeable in connection with that amount.  Without limiting or duplicating any obligation of the Foreign Subsidiary Borrower under Section 5.4(a), if any such Tax is chargeable, the Foreign Subsidiary Borrower shall pay to the Administrative Agent, Collateral Agent, Lender, or Letter of Credit Issuer, as the case may be, (in addition to and at the same time as paying that amount) an amount equal to the amount of that Tax.

(j)                                    Where this Agreement or any other Credit Document requires any party to this Agreement or any Credit Document, as the case may be, to reimburse the Administrative Agent, the Collateral Agent or a Lender or Letter of Credit Issuer for any costs or expenses, that party must also at the same time pay and indemnify the Administrative Agent, Collateral Agent, Lender, or Letter of Credit Issuer, as the case may be, against all value added tax or any other Tax of a similar nature incurred by the Administrative Agent, the Collateral Agent, a Lender, or a Letter of Credit Issuer, in respect of the costs and expenses to the extent that the Administrative Agent, Collateral Agent, Lender, or Letter of Credit Issuer acting reasonably determines that it is not entitled to a credit or repayment from the relevant tax authority in respect of that tax.

(k)                                 The agreements in this Section 5.4 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

5.5.                            Computations of Interest and Fees.

(a)                                 Except as provided in the next succeeding sentence, interest on LIBOR Loans and ABR Loans shall be calculated on the basis of a 360-day year for the actual days elapsed.  Interest on ABR Loans in respect of which the rate of interest is calculated on the basis of the Administrative Agent’s prime rate shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed.  Interest on any overdue interest shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed.  Interest on LIBOR Loans denominated in an Alternative Currency shall be calculated on the basis of a 360-day year for the actual days elapsed, unless the Administrative Agent determines that it is customary in the London interbank eurodollar market that interest is calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed.  In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Term Loan, the last Applicable Date with respect to such Term Loan or, with respect to an ABR Loan being converted from a LIBO Rate Loan, the date of conversion of such LIBO Rate Loan to such ABR Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to an ABR Loan being converted to a LIBO Rate Loan, the date of conversion of such ABR Loan to such LIBO Rate Loan, as the case may be, shall be excluded; provided that, if a Loan is repaid on the same day on which it is made, one day’s interest shall be paid on that Loan.

(b)                                 Each Borrower agrees to pay to the applicable Letter of Credit Issuer, with respect to drawings honored under any Letter of Credit issued by such Letter of Credit Issuer for the account of such Borrower, interest on the amount paid by such Letter of Credit Issuer in respect of each such honored drawing from the date such drawing is honored to but excluding the date such amount is reimbursed by or on behalf of the applicable Borrower at a rate equal to (i) for the period from the date such drawing is honored to but excluding the applicable Reimbursement Date, the rate of interest otherwise payable hereunder with respect to Revolving Credit Loans that are ABR Loans, and (ii) thereafter, a rate which is 2% per annum in excess of the rate of interest otherwise payable hereunder with respect to Revolving Credit Loans that are ABR Loans.

(c)                                  Interest payable pursuant to Section 5.5(b) shall be computed on the basis of a 365- (or 366-, as the case may be) day year for the actual number of days elapsed in the period during which it accrues, and shall be payable on demand or, if no demand is made, on the date on which the related drawing under a Letter of Credit is reimbursed in full.  Promptly upon receipt by the Letter of Credit Issuer of any payment of interest pursuant to Section 5.5(b), the Letter of Credit Issuer shall distribute to each U.S. Revolving Credit Lender or each Spanish Revolving Credit Lender, as applicable, out of the interest received by such Letter of Credit Issuer in respect of the period from the date such drawing is honored to but excluding the date on which the Letter of Credit Issuer is reimbursed for the amount of such drawing (including any such reimbursement out of the proceeds of any Revolving Credit Loans), the amount that such Revolving Credit Lender would have been entitled to receive in respect of the letter of credit fee that would have been payable in respect of such Letter of Credit for such period if no drawing had been honored under such Letter of Credit.  Without duplication of the foregoing, in the event the Letter of Credit Issuer shall have been reimbursed by Revolving Credit Lenders for all or any portion of such honored drawing, the Letter of Credit Issuer shall distribute to each Revolving Credit Lender which has paid all amounts payable by it under Section 3.3 with respect to such honored drawing such Revolving Credit Lender’s pro rata share of any interest received by such Letter of Credit Issuer in respect of that portion of such honored drawing so reimbursed by Revolving Credit Lenders for the period from the date on which the Letter of Credit Issuer was so reimbursed by Revolving Credit Lenders to but excluding the date on which such portion of such honored drawing is reimbursed by the applicable Borrower.

(d)                                 Fees and the average daily Stated Amount of Letters of Credit shall be calculated on the basis of a 360-day year for the actual days elapsed.

5.6.                            Limit on Rate of Interest.

(a)                                 No Payment Shall Exceed Lawful Rate.  Notwithstanding any other provision herein, the Borrowers shall not be obligated to pay any interest or other amounts under or in connection with this Agreement or otherwise in respect of the Obligations in excess of the amount or rate permitted under or consistent with any applicable law, rule or regulation.

(b)                                 Payment at Highest Lawful Rate.  If any Borrower is not obliged to make a payment that it would otherwise be required to make, as a result of Section 5.6(a), such Borrower shall make such payment to the maximum extent permitted by or consistent with applicable laws, rules and regulations.

(c)                                  Adjustment if Any Payment Exceeds Lawful Rate.  If any provision of this Agreement or any of the other Credit Documents would obligate any Borrower to make any payment of interest or other amount payable to any Lender in an amount or calculated at a rate that would be prohibited by any applicable law, rule or regulation, then notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law, such adjustment to be effected, to the extent necessary, by reducing the amount or rate of interest required to be paid by such Borrower to the affected Lender under Section 2.8.

Notwithstanding the foregoing, and after giving effect to all adjustments contemplated thereby, if any Lender shall have received from any Borrower an amount in excess of the maximum permitted by any applicable law, rule or regulation, then such Borrower shall be entitled, by notice in writing to the Administrative Agent to obtain reimbursement from that Lender in an amount equal to such excess, and pending such reimbursement, such amount shall be deemed to be an amount payable by that Lender to such Borrower.

5.7.                            Executive Proceedings for the Spanish Credit Parties.

(a)                                 For the purpose of Article 571 et seq. of the Civil Procedural Law (Law 1/2000 of 7th January) (Ley de Enjuiciamiento Civil):

(i)                                     the amounts due and payable under the Credit Documents that may be claimed in any executive proceedings, will be contained in a certificate supplied by the Administrative Agent or the applicable Lender and will reflect the balance of the amounts owed and the amounts paid by the relevant Spanish Credit Party (as defined in clause (e), below) into the accounts maintained by the Administrative Agent or the applicable Lender in connection with the Credit Documents and state that the calculation of such balance has been done in accordance with the terms and conditions of the Credit Documents; and

(ii)                                  each Lender may (at the cost of the relevant Spanish Credit Party) have the certificate notarized.

(b)                                 A Lender may commence executive proceedings in Spain by presenting to the relevant Spanish court a notarial document (acta notarial) incorporating the certificate of the Administrative Agent or the applicable Lender, as the case may be, referred to in subclause (a)(i) above.

(c)                                  Each Lender must notify the relevant Spanish Credit Party of the amounts owed under Credit Documents as per said certificate, before the start of the executive proceedings.

(d)                                 The parties to this Agreement expressly agree that a Lender is entitled to claim all amounts owed by the applicable Credit Parties under the Credit Documents following any non-payment of any amounts (whether principal, interest or otherwise) by any Spanish Credit Party.  This does not prejudice the exercise of any other right and remedy of any Lender.

(e)                                  “Spanish Credit Party” means the Foreign Subsidiary Borrower and any Foreign Obligations Guarantor organized in Spain pursuant to Spanish law.

SECTION 6.                            Conditions Precedent to Initial Borrowing.

6.1.                            Reserved.

6.2.                            Foreign Subsidiary Borrower Conditions Precedent.  The initial Borrowing by the Foreign Subsidiary Borrower and the issuance of any Spanish Letter of Credit after the Restatement Effective Date under this Agreement is subject to the satisfaction of the following conditions precedent, except as otherwise agreed between the Foreign Subsidiary Borrower and the Administrative Agent:

(a)                                 Credit Documents.  The Administrative Agent shall have received:

(i)                                     (A) the Foreign Obligations Guarantees and Foreign Obligations Security Agreements, executed and delivered by a duly Authorized Officer of each Foreign Obligations Guarantor, and (B) each document listed on Schedule 1.1(g), executed and delivered by a duly Authorized Officer of each pledgor, grantor or chargor party thereto.

(b)                                 Collateral.  Except as otherwise agreed:

(i)                                     (A) All outstanding equity interests in whatever form of each Restricted Subsidiary directly owned by or on behalf of any Foreign Obligations Credit Party and required to be pledged pursuant to a Foreign Obligations Security Agreement shall have been pledged pursuant thereto, and (B) the Collateral Agent shall have received all certificates representing securities pledged under the Foreign Obligations Security Agreements to the extent certificated, accompanied by instruments of transfer and undated stock powers endorsed in blank;

(ii)                                  All documents and instruments reasonably requested by the Collateral Agent to be filed, registered or recorded to create the Liens intended to be created by any Foreign Security Agreement and perfect such Liens to the extent required by, and with the priority required by, such Security Document shall have been delivered to the Collateral Agent for filing, registration or recording and none of the Collateral shall be subject to any other pledges, security interests or mortgages, except for liens permitted hereunder; and

(iii)                               The Foreign Obligations Guarantees shall be in full force and effect.

(c)                                  Legal Opinions.  The Administrative Agent shall have received the executed legal opinions of local counsel to the Borrowers and the applicable Credit Parties in the jurisdictions listed on Schedule 6.2(c) in form and substance reasonably satisfactory to the Administrative Agent.  The Foreign Subsidiary Borrowers and the other Foreign Obligations Credit Parties hereby instruct such counsel to deliver such legal opinions.

(d)                                 Patriot Act.  The Joint Lead Arrangers and Bookrunners shall have received such documentation and information as is reasonably requested in writing within 5 days of the Restatement Effective Date or, if later, the date that is 5 days prior to the date all other conditions precedent under this Section 6.2 are met, by the Administrative Agent about the Foreign Subsidiary Borrower and each Guarantor in respect of applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act.

(e)                                  Financial Transaction Number.  The Bank of Spain shall (i) approve the renewal of the financial transaction number (número de operación financiera) obtained on September 14, 2007 (NOF A0211461) in favor of the Foreign Subsidiary Borrower or (ii) have granted to the Foreign Subsidiary Borrower a financial transaction number (número de operación financiera).

(f)                                   Notarization.  The Foreign Subsidiary Borrower and the Administrative Agent on behalf of the Lenders shall have raised the Credit Agreement to the status of public document before a Spanish notary public selected by the Foreign Subsidiary Borrower, at the expense of the Foreign Subsidiary Borrower, and within two Business Days of the execution of the notarial deed, the Foreign Subsidiary Borrower shall have supplied to the Administrative Agent a copy (primera copia autorizada) of that deed.  Each Lender hereby authorizes the Administrative Agent to appear before a Spanish notary public for the purposes of raising this Agreement to the status of a public document.

SECTION 7.                            Conditions Precedent to All Credit Events.

The agreement of each Lender to make any Loan requested to be made by it on any date (excluding Mandatory Borrowings and Revolving Credit Loans required to be made by the Revolving Credit Lenders in respect of Unpaid Drawings pursuant to Sections 3.3 and 3.4) and the obligation of the Letter of Credit Issuer to issue Letters of Credit on any date is subject to the satisfaction of the following conditions precedent:

7.1.                            No Default; Representations and Warranties.  At the time of each Credit Event and also after giving effect thereto (other than any Credit Event on the Closing Date) (a) no Default or Event of Default shall have occurred and be continuing and (b) all representations and warranties made by any Credit Party contained herein or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Credit Event (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

7.2.                            Notice of Borrowing; Letter of Credit Request.

(a)                                 Prior to the making of each Term Loan, the Administrative Agent shall have received a Notice of Borrowing (whether in writing or by telephone) meeting the requirements of Section 2.3.

(b)                                 Prior to the making of each Revolving Credit Loan (other than any Revolving Credit Loan made pursuant to Section 3.4(a)) and each Swingline Loan, the Administrative Agent shall have received a Notice of Borrowing (whether in writing or by telephone) meeting the requirements of Section 2.3.

(c)                                  Prior to the issuance of each Letter of Credit, the Administrative Agent and the applicable Letter of Credit Issuer shall have received a Letter of Credit Request meeting the requirements of Section 3.2(a).

The acceptance of the benefits of each Credit Event shall constitute a representation and warranty by each Credit Party to each of the Lenders that all the applicable conditions specified in Section 7 above have been satisfied as of that time.

SECTION 8.                            Representations, Warranties and Agreements.

In order to induce the Lenders to enter into this Agreement, to make the Loans and issue Letters of Credit as provided for herein, each Borrower makes (on the Restatement Effective Date and on the date of each Credit Event and each other date as required or otherwise set forth in this Agreement) the following representations and warranties to, and agreements with, the Lenders, all of which shall survive the execution and delivery of this Agreement and the making of the Loans and the issuance of the Letters of Credit (it being understood that the following representations and warranties shall be deemed made with respect to any Non-Domestic Subsidiary only to the extent relevant under applicable law):

8.1.                            Corporate Status.  Each Borrower and each Material Subsidiary (a) is a duly organized and validly existing corporation or other entity in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and (b) has duly qualified and is authorized to do business and is in good standing (if applicable) in all jurisdictions where it is required to be so qualified, except where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect.

8.2.                            Corporate Power and Authority.  Each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Credit Documents to which it is a party.  Each Credit Party has duly executed and delivered each Credit Document to which it is a party and each such Credit Document constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity.

8.3.                            No Violation.  Neither the execution, delivery or performance by any Credit Party of the Credit Documents to which it is a party nor compliance with the terms and provisions thereof nor the consummation of the transactions contemplated hereby or thereby will (a) contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party or any of the Restricted Subsidiaries (other than Liens created under the Credit Documents) pursuant to, the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which such Credit Party or any of the Restricted Subsidiaries is a party or by which it or any of its property or assets is bound (any such term, covenant, condition or provision, a “Contractual Requirement”) or (c) violate any provision of the certificate of incorporation, by-laws or other organizational documents of such Credit Party or any of the Restricted Subsidiaries.

8.4.                            Litigation.  There are no actions, suits or proceedings (including Environmental Claims) pending or, to the knowledge of any Borrower, threatened with respect to the Parent Borrower or any of its Subsidiaries that could reasonably be expected to result in a Material Adverse Effect.

8.5.                            Margin Regulations.  Neither the making of any Loan hereunder nor the use of the proceeds thereof will violate the provisions of Regulation T, U or X of the Board.

8.6.                            Governmental Approvals.  The execution, delivery and performance of each Credit Document do not require any consent or approval of, registration or filing with, or other action by, any Governmental Authority, except for (i) such as have been obtained or made and are in full force and effect, (ii) filings and recordings in respect of the Liens created pursuant to the Security Documents and (iii) such licenses, approvals, authorizations or consents which if not obtained or made could not reasonably be expected to have a Material Adverse Effect.

8.7.                            Investment Company Act.  Neither the Parent Borrower nor any of its Subsidiaries is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

8.8.                            True and Complete Disclosure.

(a)                                 None of the written factual information and written data (taken as a whole) heretofore or contemporaneously furnished by or on behalf of any Borrower, any of the Subsidiaries or any of their respective authorized representatives to the Administrative Agent, any Joint Lead Arranger, and/or any Lender on or before the Restatement Effective Date (including all such information and data contained in the Credit Documents) for purposes of or in connection with this Agreement or any transaction contemplated herein contained any untrue statement of any material fact or omitted to state any material fact necessary to make such information and data (taken as a whole) not misleading at such time in light of the circumstances under which such information or data was furnished, it being understood and agreed that for purposes of this Section 8.8(a), such factual information and data shall not include pro forma financial information, projections or estimates (including financial estimates, forecasts and other forward-looking information) and information of a general economic or general industry nature.

(b)                                 The projections (including financial estimates, forecasts and other forward-looking information) contained in the information and data referred to in paragraph (a) above were based on good faith estimates and assumptions believed by such Persons to be reasonable at the time made, it being recognized by the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results.

8.9.                            Financial Condition; Financial Statements.  The Historical Financial Statements, in each case present fairly in all material respects the consolidated financial position of the Parent Borrower at the respective dates of said information, statements and results of operations for the respective periods covered thereby.  The financial statements referred to in this Section 8.9 have been prepared in accordance with GAAP consistently applied except to the extent provided in the notes to said financial statements.  On and after the Restatement Effective Date, there has been no Material Adverse Effect.

8.10.                     Tax Matters.  ~~(a)~~  Each of the Parent Borrower and the Subsidiaries has filed all material federal income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all material taxes payable by it that have become due, other than those (i) not yet delinquent or (ii) contested in good faith as to which adequate reserves have been provided to the extent required by law and in accordance with GAAP and (b) the Parent Borrower and each of the Subsidiaries have paid, or have provided adequate reserves (in the good faith judgment of management of the Parent Borrower or such Subsidiary) in accordance with GAAP for the payment of, all federal, state, provincial and foreign taxes applicable for the current Fiscal Year to the Restatement Effective Date.

8.11.                     Compliance with ERISA.

(a)                                 Each Plan is in compliance with ERISA, the Code and any applicable Requirement of Law; no Reportable Event has occurred (or is reasonably likely to occur) with respect to any Plan; no Plan is insolvent or in reorganization (or is reasonably likely to be insolvent or in reorganization), and no written notice of any such insolvency or reorganization has been given to the Parent Borrower or any ERISA Affiliate; no Plan (other than a Multiemployer Plan) has an accumulated or waived funding deficiency (or is reasonably likely to have such a deficiency); on and after the effectiveness of the Pension Act, each Plan that is subject to Title IV of ERISA has satisfied the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, and there has been no determination that any such Plan is, or is expected to be, in “at risk” status (within the meaning of Section 4010(d)(2) of ERISA); none of the Parent Borrower or any ERISA Affiliate has incurred (or is reasonably likely to incur) any liability to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA or Section 4971 or 4975 of the Code or has been notified in writing that it will incur any liability under any of the foregoing Sections with respect to any Plan; no proceedings have been instituted (or are reasonably likely to be instituted) to terminate or to reorganize any Plan or to appoint a trustee to administer any Plan, and no written notice of any such proceedings has been given to the Parent Borrower or any ERISA Affiliate; and no lien imposed under the Code or ERISA on the assets of the Parent Borrower or any ERISA Affiliate exists (or is reasonably likely to exist) nor has the Parent Borrower or any ERISA Affiliate been notified in writing that such a lien will be imposed on the assets of the Parent Borrower or any ERISA Affiliate on account of any Plan, except to the extent that a breach of any of the representations, warranties or agreements in this Section 8.11(a) would not be reasonably expected to result, individually or in the aggregate, in an amount of liability that would be reasonably likely to have a Material Adverse Effect.  No Plan (other than a Multiemployer Plan) has an Unfunded Current Liability that would, individually or when taken together with any other liabilities referenced in this Section 8.11(a), be reasonably likely to have a Material Adverse Effect.  With respect to Plans that are Multiemployer Plans (as defined in Section 3(37) of ERISA), the representations and warranties in this Section 8.11(a), other than any made with respect to (i) liability under Section 4201 or 4204 of ERISA or (ii) liability for termination or reorganization of such Plans under ERISA, are made to the best knowledge of the Parent Borrower.

(b)                                 All Foreign Plans are in material compliance with, and have been established, administered and operated in accordance with, the terms of such Foreign Plans and applicable law, except for any failures to so comply, establish, administer or operate the Foreign Plans that would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect.  All contributions or other payments which are due with respect to each Foreign Plan have been made in full and there are no funding deficiencies thereunder, except to the extent any such events would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

8.12.                     Subsidiaries.  Schedule 8.12 lists each Subsidiary of the Parent Borrower (and the direct and indirect ownership interest of the Parent Borrower therein), in each case existing on the Restatement Effective Date.  Each Material Subsidiary as of the Restatement Effective Date has been so designated on Schedule 8.12.

8.13.                     Intellectual Property.  The Parent Borrower and each of the Restricted Subsidiaries have obtained all material intellectual property, free from burdensome restrictions, that is necessary for the operation of their respective businesses as currently conducted and as proposed to be conducted, except where the failure to obtain any such rights could not reasonably be expected to have a Material Adverse Effect.

8.14.                     Environmental Laws.

(a)                                 Except as could not reasonably be expected to have a Material Adverse Effect: (i) the Parent Borrower and each of the Subsidiaries and all Real Estate are in material compliance with all Environmental Laws; (ii) neither the Parent Borrower nor any Subsidiary is subject to any Environmental Claim or any other liability under any Environmental Law; (iii) neither the Parent Borrower nor any Subsidiary is conducting any investigation, removal, remedial or other corrective action pursuant to any Environmental Law at any location; and (iv) no underground storage tank or related piping, or any impoundment or other treatment, storage or disposal area containing Hazardous Materials is located at, on or under any Real Estate currently owned or leased by the Parent Borrower or any of its Subsidiaries.

(b)                                 Neither the Parent Borrower nor any of the Subsidiaries has treated, used, stored, transported, released or disposed or arranged for disposal or transport for disposal of Hazardous Materials at, on, under or from any currently or formerly owned or leased Real Estate or facility in a manner that could reasonably be expected to have a Material Adverse Effect.

8.15.                     Properties.

(a)                                 The Parent Borrower and each of the Subsidiaries have good and marketable title to or leasehold interests in all properties that are necessary for the operation of their respective businesses as currently conducted and as proposed to be conducted, free and clear of all Liens (other than any Liens permitted by this Agreement), except where the failure to have such good title could not reasonably be expected to have a Material Adverse Effect, and (b) no Mortgage encumbers improved Real Estate that is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards within the meaning of the National Flood Insurance Act of 1968 unless flood insurance available under such Act has been obtained.

8.16.                     Solvency.  On the Restatement Effective Date (after giving effect to the Transactions), immediately following the making of each Loan and after giving effect to the application of the proceeds of such Loans, the Parent Borrower on a consolidated basis with its Subsidiaries will be Solvent.

SECTION 9.                            Affirmative Covenants.

Each Borrower hereby covenants and agrees that on the Restatement Effective Date and thereafter, until the Commitments, the Swingline Commitment and each Letter of Credit have terminated and the Loans and Unpaid Drawings, together with interest, Fees and all other Obligations incurred hereunder (other than contingent indemnity obligations), are paid in full:

9.1.                            Information Covenants.  The Borrowers will furnish to the Administrative Agent (which shall promptly make such information available to the Lenders in accordance with its customary practice):

(a)                                 Annual Financial Statements.  As soon as available and in any event within 5 days after the date on which such financial statements are required to be filed with the SEC (after giving effect to any permitted extensions) (or, if such financial statements are not required to be filed with the SEC, on or before the date that is 95 days after the end of each such Fiscal Year), the consolidated balance sheets of the Parent Borrower and the Subsidiaries and, if different, the Parent Borrower and the Restricted Subsidiaries, in each case as at the end of such Fiscal Year, and the related consolidated statements of operations and cash flows for such Fiscal Year, setting forth comparative consolidated figures for the preceding Fiscal Years (or, in lieu of such audited financial statements of the Parent Borrower and the Restricted Subsidiaries, a detailed reconciliation, reflecting such financial information for the Parent Borrower and the Restricted Subsidiaries, on the one hand, and the Parent Borrower and the Subsidiaries, on the other hand) all in reasonable detail and prepared in accordance with GAAP, and, in each case, (i) certified by independent certified public accountants of recognized national standing whose opinion shall not be qualified as to the scope of audit or as to the status of the Parent Borrower or any of the Material Subsidiaries (or group of Subsidiaries that together would constitute a Material Subsidiary) as a going concern, together in any event with a certificate of such accounting firm stating that in the course of either (x) its regular audit of the consolidated business of the Parent Borrower, which audit was conducted in accordance with generally accepted auditing standards or (y) performing certain other procedures permitted by professional standards, such accounting firm has obtained no knowledge of any Event of Default relating to Section 10.9 that has occurred and is continuing or, if in the opinion of such accounting firm such an Event of Default has occurred and is continuing, a statement as to the nature thereof, (ii) certified by an Authorized Officer of the Parent Borrower as fairly presenting in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of the Parent Borrower and its Subsidiaries in accordance with GAAP, and (iii) accompanied by a Narrative Report with respect thereto.

(b)                                 Quarterly Financial Statements.  On or before the date that is 60 days after the end of the fiscal quarter ending June 30, 2011 and, thereafter as soon as available and in any event within 5 days after the date on which such financial statements are required to be filed with the SEC (after giving effect to any permitted extensions) with respect to each of the first three quarterly accounting periods in each Fiscal Year of the Parent Borrower (or, if such financial statements are not required to be filed with the SEC, on or before the date that is 50 days after the end of each such quarterly accounting period), the consolidated balance sheets of the Parent Borrower and the Subsidiaries and, if different, the Parent Borrower and the Restricted Subsidiaries, in each case as at the end of such quarterly period and the related consolidated statements of operations for such quarterly accounting period and for the elapsed portion of the Fiscal Year ended with the last day of such quarterly period, and the related consolidated statement of cash flows for such quarterly accounting period and for the elapsed portion of the Fiscal Year ended with the last day of such quarterly period, and setting forth comparative consolidated figures for the related periods in the prior Fiscal Year or, in the case of such consolidated balance sheet, for the last day of the prior Fiscal Year (or, in lieu of such unaudited financial statements of the Parent Borrower and the Restricted Subsidiaries, a detailed reconciliation reflecting such financial information for the Parent Borrower and the Restricted Subsidiaries, on the one hand, and the Parent Borrower and the Subsidiaries, on the other hand), all of which shall be certified by an Authorized Officer of the Parent Borrower as fairly presenting in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of the Parent Borrower and its Subsidiaries in accordance with GAAP, subject to changes resulting from audit, and normal year-end audit adjustments and accompanied by a Narrative Report with respect thereto.

(c)                                  Officer’s Certificates.  At the time of the delivery of the financial statements provided for in Sections 9.1(a) and (b), a certificate of an Authorized Officer of the Parent Borrower to the effect that, to the best of such Authorized Officer’s knowledge, no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall set forth (i) a specification of any change in the identity of the Restricted Subsidiaries and Unrestricted Subsidiaries as at the end of such Fiscal Year or period, as the case may be, from the Restricted Subsidiaries and Unrestricted Subsidiaries, respectively, provided to the Lenders on the Restatement Effective Date or the most recent Fiscal Year or period, as the case may be, (ii) the calculation of the Consolidated Total Debt to EBITDA Ratio and the corresponding applicable Status and (iii) the amount of any Pro Forma Adjustment not previously set forth in a Pro Forma Adjustment Certificate or any change in the amount of a Pro Forma Adjustment set forth in any Pro Forma Adjustment Certificate previously provided and, in either case, in reasonable detail, the calculations and basis therefor.  At the time of the delivery of the financial statements provided for in Section 9.1(a), (i) a certificate of an Authorized Officer of the Parent Borrower setting forth in reasonable detail the Applicable Amount as at the end of the Fiscal Year to which such financial statements relate and (ii) a certificate of an Authorized Officer of the Parent Borrower setting forth the information required pursuant to Section 1 (other than clause (d) thereof) of the Perfection Certificate or confirming that there has been no change in such information since the Restatement Effective Date or the date of the most recent certificate delivered pursuant to this clause (c)(ii), as the case may be.

(d)                                 Notice of Default or Litigation.  Promptly after an Authorized Officer of any Borrower or any of the Subsidiaries obtains knowledge thereof, notice of (i) the occurrence of any event that constitutes a Default or Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the Parent Borrower proposes to take with respect thereto and (ii) any litigation or governmental proceeding pending against any Borrower or any of the Subsidiaries that could reasonably be expected to be determined adversely and, if so determined, to result in a Material Adverse Effect.

(e)                                  Environmental Matters.  Promptly after obtaining knowledge of any one or more of the following environmental matters, unless such environmental matters would not, individually or when aggregated with all other such matters, be reasonably expected to result in a Material Adverse Effect, notice of:

(i)                                     any pending or threatened Environmental Claim against any Credit Party or any Real Estate;

(ii)                                  any condition or occurrence on any Real Estate that (x) could reasonably be expected to result in noncompliance by any Credit Party with any applicable Environmental Law or (y) could reasonably be anticipated to form the basis of an Environmental Claim against any Credit Party or any Real Estate;

(iii)                               any condition or occurrence on any Real Estate that could reasonably be anticipated to cause such Real Estate to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Estate under any Environmental Law; and

(iv)                              the conduct of any investigation, or any removal, remedial or other corrective action in response to the actual or alleged presence, release or threatened release of any Hazardous Material on, at, under or from any Real Estate.

All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the response thereto.  The term “Real Estate” shall mean land, buildings and improvements owned or leased by any Credit Party, but excluding all operating fixtures and equipment, whether or not incorporated into improvements.

(f)                                   Other Information.  Promptly upon filing thereof, copies of any filings (including on Form 10-K, 10-Q or 8-K) or registration statements with, and reports to, the SEC or any analogous Governmental Authority in any relevant jurisdiction by the Parent Borrower or any of the Subsidiaries (other than amendments to any registration statement (to the extent such registration statement, in the form it becomes effective, is delivered to the Administrative Agent)) and copies of all financial statements, proxy statements, notices and reports that the Parent Borrower or any of the Subsidiaries shall send to the holders of any publicly issued debt of the Parent Borrower and/or any of the Subsidiaries (including the Notes (whether publicly issued or not)), in each case in their capacity as such holders, lenders or agents (in each case to the extent not theretofore delivered to the Administrative Agent pursuant to this Agreement) and, with reasonable promptness, such other information (financial or otherwise) as the

Administrative Agent on its own behalf or on behalf of any Lender (acting through the Administrative Agent) may reasonably request in writing from time to time.

(g)                                  Pro Forma Adjustment Certificate.  Not later than any date on which financial statements are delivered with respect to any Test Period in which a Pro Forma Adjustment is made as a result of the consummation of the acquisition of any Acquired Entity or Business by the Parent Borrower or any Restricted Subsidiary for which there shall be a Pro Forma Adjustment, a certificate of an Authorized Officer of the Parent Borrower setting forth the amount of such Pro Forma Adjustment and, in reasonable detail, the calculations and basis therefor.

(h)                                 Projections.  Within ninety (90) days after the end of each Fiscal Year (beginning with the Fiscal Year ending December 31, 2011) of the Parent Borrower, a reasonably detailed consolidated budget for the following Fiscal Year as customarily prepared by management of the Parent Borrower for its internal use (including a projected consolidated balance sheet of the Parent Borrower and its Subsidiaries as of the end of the following Fiscal Year, the related consolidated statements of projected cash flow and projected income and a summary of the material underlying assumptions applicable thereto) (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of an Authorized Officer stating that such Projections have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time of preparation of such Projections, it being understood that actual results may vary from such Projections.

Notwithstanding the foregoing, the obligations in clauses (a) and (b) of this Section 9.1 may be satisfied with respect to financial information of the Parent Borrower and the Restricted Subsidiaries by furnishing (A) the applicable financial statements of any direct or indirect holding company of the Parent Borrower or (B) the Parent Borrower’s (or any direct or indirect parent thereof), as applicable, Form 10-K or 10-Q, as applicable, filed with the SEC; provided that, with respect to each of subclauses (A) and (B) of this paragraph, to the extent such information relates to a parent of the Parent Borrower, such information is accompanied by consolidating or other information that explains in reasonable detail the differences between the information relating to such parent, on the one hand, and the information relating to the Parent Borrower and the Restricted Subsidiaries on a standalone basis, on the other hand.

9.2.                            Books, Records and Inspections.  Each Borrower will, and will cause each of its respective Restricted Subsidiaries to, permit officers and designated representatives of the Administrative Agent (accompanied by any Lender that has coordinated such visit through the Administrative Agent) to visit and inspect any of the properties or assets of such Borrower and any such Subsidiary in whomsoever’s possession to the extent that it is within such party’s control to permit such inspection (and shall use commercially reasonable efforts to cause such inspection to be permitted to the extent that it is not within such party’s control to permit such inspection), and to examine the books and records of such Borrower and any such Subsidiary and discuss the affairs, finances and accounts of such Borrower and of any such Subsidiary with, and be advised as to the same by, its and their officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or the Required Lenders may desire (and subject, in the case of any such meetings or advice from such independent accountants, to such accountants’ customary policies and procedures); provided that, excluding any such visits and inspections during the continuation of an Event of Default (a) only the Administrative Agent (whether on its own behalf or in conjunction with a Lender or Lenders) may exercise the right to on-site visits under this Section 9.2, (b) the Administrative Agent shall not exercise such rights to on-site visits more than two times in any calendar year and (c) only one such visit shall be at such Borrowers’ expense; provided, further, that when an Event of Default exists, the Administrative Agent (or any of its representatives or independent contractors) or any representative of a Lender or Lenders may do any of the foregoing at the expense of the Borrowers at any time during normal business hours and upon reasonable advance notice.  The Administrative Agent and the Lenders shall give the Borrowers the opportunity to participate in any discussions with the Borrowers’ independent public accountants.  Each Borrower will, upon the request of Administrative Agent or the Required Lenders, participate in a meeting of Administrative Agent and the Lenders once during each Fiscal Year to be held at the Parent Borrower’s corporate offices (or (i) at such other location as may be agreed to by the Parent Borrower and the Administrative Agent or (ii) by teleconference) at such time as may be agreed to by the Parent Borrower and the Administrative Agent.

9.3.                            Maintenance of Insurance.  Each Borrower will, and will cause each of its respective Subsidiaries that is a Material Subsidiary to, at all times maintain in full force and effect, pursuant to self-insurance arrangements or with insurance companies that the Borrowers believe (in the good faith judgment of the management of the Borrowers) are financially sound and responsible at the time the relevant coverage is placed or renewed, insurance in at least such amounts (after giving effect to any self-insurance which the Borrowers believe (in the good faith judgment of management of the Borrowers) is reasonable and prudent in light of the size and nature of its business) and against at least such risks (and with such risk retentions) as the Borrowers believe (in the good faith judgment of management of the Borrowers) is reasonable and prudent in light of the size and nature of its business; and will furnish to the Administrative Agent, upon written request from the Administrative Agent, information presented in reasonable detail as to the insurance so carried.

9.4.                            Payment of Taxes.  Each Borrower will pay and discharge, and will cause each of its respective Subsidiaries to pay and discharge, all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which material penalties attach thereto, and all lawful material claims in respect of any Taxes imposed, assessed or levied that, if unpaid, could reasonably be expected to become a material Lien upon any properties of the Parent Borrower or any of the Restricted Subsidiaries, provided that neither the Parent Borrower, nor any of the Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim that is being contested in good faith and by proper proceedings if it has maintained adequate reserves (in the good faith judgment of management of the Parent Borrower) with respect thereto in accordance with GAAP and the failure to pay could not reasonably be expected to result in a Material Adverse Effect.

9.5.                            Consolidated Corporate Franchises.  Each Borrower will do, and will cause each of its respective Subsidiaries that is a Material Subsidiary to do, or cause to be done, all things necessary to preserve and keep in full force and effect its existence, corporate rights and authority, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect; provided, however, that the Parent Borrower and its Subsidiaries may consummate any transaction permitted under Section 10.3, 10.4 or 10.5.

9.6.                            Compliance with Statutes, Regulations, Etc.~~.~~  Each Borrower will, and will cause its respective Restricted Subsidiaries to, (a) comply with all material laws, rules, regulations and orders applicable to it or its property, including all governmental approvals or authorizations required to conduct its business, and to maintain all such material governmental approvals or authorizations in full force and effect, in each case with respect to such laws, rules, regulations, orders, approvals, or authorizations relating to accreditation or otherwise regulating entities and activities in education, and (b) except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, comply with all other applicable laws, rules, regulations and orders applicable to it or its property, including all governmental approvals or authorizations required to conduct its business and not referred to in clause (a) above, and to maintain all such governmental approvals or authorizations in full force and effect.

9.7.                            ERISA.

(a)                                 Promptly after any Borrower or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following events that, individually or in the aggregate (including in the aggregate such events previously disclosed or exempt from disclosure hereunder, to the extent the liability therefor remains outstanding), could be reasonably likely to have a Material Adverse Effect, such Borrower will deliver to the Administrative Agent a certificate of an Authorized Officer or any other senior officer of the Parent Borrower setting forth details as to such occurrence and the action, if any, that the Parent Borrower or such ERISA Affiliate is required or proposes to take, together with any notices (required, proposed or otherwise) given to or filed with or by the Parent Borrower, such ERISA Affiliate, the PBGC, a Plan participant (other than notices relating to an individual participant’s benefits) or the Plan administrator with respect thereto: that a Reportable Event has occurred; that an accumulated funding deficiency has been incurred or an application is to be made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan; that a Plan having an Unfunded Current Liability has been or is to be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA (including the giving of written notice thereof); that a Plan has an Unfunded Current Liability that has or will result in a lien under ERISA or the Code; that proceedings will be or have been instituted to terminate a Plan having an Unfunded Current Liability (including the giving of written notice thereof); that a proceeding has been instituted against the Parent Borrower or an ERISA Affiliate pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that the PBGC has notified the Parent Borrower or any ERISA Affiliate of its intention to appoint a trustee to administer any Plan; that the Parent Borrower or any ERISA Affiliate has failed to make a required installment or other payment pursuant to Section 412 of the Code with respect to a Plan; or that the Parent Borrower or any ERISA Affiliate has incurred or will incur (or has been notified in writing that it will incur) any liability (including any contingent or secondary liability) to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA or Section 4971 or 4975 of the Code.

(b)                                 Promptly following any request therefor, on and after the effectiveness of the Pension Act, the Parent Borrower will deliver to the Administrative Agent copies of (i) any documents described in Section 101(k) of ERISA that the Parent Borrower and any of its Subsidiaries or any ERISA Affiliate may request with respect to any Multiemployer Plan and (ii) any notices described in Section 101(l) of ERISA that the Parent Borrower and any of its Subsidiaries or any ERISA Affiliate may request with respect to any Multiemployer Plan; provided that if the Parent Borrower, any of its Subsidiaries or any ERISA Affiliate has not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, the Parent Borrower, the applicable Subsidiary(ies) or the ERISA Affiliate(s) shall promptly make a request for such documents or notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof.

9.8.                            Maintenance of Properties.  Each Borrower will, and will cause its respective Restricted Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

9.9.                            Transactions with Affiliates.  Each Borrower will conduct, and will cause its respective Restricted Subsidiaries to conduct, all transactions with any of its Affiliates (other than the Parent Borrower and the Restricted Subsidiaries) on terms that are substantially as favorable to such Borrower or such Restricted Subsidiary as it would obtain in a comparable arm’s-length transaction with a Person that is not an Affiliate; provided that the foregoing restrictions shall not apply to (i) transactions permitted by Section 10.6, (ii) the payment of the Transaction Expenses, (iii) the issuance of Stock or Stock Equivalents of Holdings to the management of the Parent Borrower (or any direct or indirect parent thereof) or any of its Subsidiaries pursuant to arrangements described in subclause (iv) of this Section 9.9(a), (iv) employment and severance arrangements between the Parent Borrower and the Subsidiaries and their respective officers, employees or consultants (including management and employee benefit plans or agreements, stock option plans and other compensatory arrangements) in the ordinary course of business, (v) payments by the Parent Borrower (and any direct or indirect parent thereof) and the Subsidiaries pursuant to tax sharing agreements among the Parent Borrower (and any such parent) and the Subsidiaries on customary terms to the extent attributable to the ownership or operation of the Parent Borrower and the Subsidiaries, (vi) the payment of customary fees and reasonable out of pocket costs to, and indemnities provided on behalf of, directors, managers, consultants, officers and employees of the Parent Borrower (or, to the extent attributable to the ownership of the Parent Borrower by such parent, any direct or indirect parent thereof) and the Subsidiaries in the ordinary course of business, and (vii) transactions pursuant to permitted agreements in existence on the Restatement Effective Date and set forth on Schedule 9.9 or any amendment thereto to the extent such an amendment (together with any other amendment or supplemental agreements) is not adverse, taken as a whole, to the Parent Borrower or Restricted Subsidiaries in any material respect.  Notwithstanding the foregoing, the Borrowers will not, and will not permit their respective Restricted Subsidiaries to, pay more than $1,000,000 in management fees in cash to the Sponsors or their affiliates during any period during which a Default exists.

9.10.                End of Fiscal Years; Fiscal Quarters.  For financial reporting purposes, each Borrower will cause its, and will cause each of its respective Subsidiaries’ (a) fiscal years to end on December 31 of each year (each, a “Fiscal Year”) and (b) fiscal quarters to end on dates consistent with such Fiscal Year-end and the Parent Borrower’s past practice; provided, however, that the Parent Borrower may, upon written notice to the Administrative Agent change the financial reporting convention specified above to any other financial reporting convention reasonably acceptable to the Administrative Agent, in which case the Parent Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary in order to reflect such change in financial reporting.

9.11.                Additional Guarantors and Grantors.

(a)                                 Except as otherwise provided in Section 10.1(w) and subject to any applicable limitations set forth in the Security Documents, the Parent Borrower will cause its direct or indirect Domestic Subsidiaries (other than Excluded Subsidiaries), whether existing as of the Restatement Effective Date or formed or otherwise purchased or acquired after the Restatement Effective Date, no later than 45 days after so formed, purchased, acquired, or ceasing to constitute an Excluded Subsidiary (or such longer period as the Administrative Agent may agree in its reasonable discretion), to (i) execute a supplement to each of the U.S. Obligations Guarantee, the U.S. Obligations Pledge Agreement and the U.S. Obligations Security Agreement, (ii) on and after the Foreign Obligations Effective Date and only so long as there are Loans outstanding to the Foreign Subsidiary Borrower, or other Foreign Obligations outstanding, or the Foreign Subsidiary Borrower has the right to borrow under this Agreement, execute a supplement to the Foreign Obligations Guarantees and each of the applicable Foreign Obligations Security Agreements or (iii) to the extent reasonably requested by the Administrative Agent or the Collateral Agent, enter into a new Guarantee and/or Security Document substantially consistent with the analogous existing Security Documents and otherwise in form and substance reasonably satisfactory to such Administrative Agent or Collateral Agent and take all other action reasonably requested by the Collateral Agent to guarantee Obligations and grant a perfected security interest in its assets to substantially the same extent as created by the U.S. Credit Parties on the Restatement Effective Date (including actions required pursuant to Section 9.14(e)).  Notwithstanding the foregoing, (i) no U.S. Title IV Subsidiary will be required to execute Guarantees if and to the extent such U.S. Title IV Subsidiary is excluded from such requirement by clause (g) of the definition of “Excluded Subsidiary”, and (ii) that portion of the assets of any U.S. Title IV Subsidiary that is excluded by clause (g) of the definition of “Excluded Subsidiary” from the requirement to be subject to Liens shall be excluded from the Collateral.

(b)                                 Except as otherwise provided in Section 10.1(w) and subject to any applicable limitation set forth in the Secured Documents, each Borrower will cause each of its respective direct or indirect Non-Domestic Subsidiaries (other than Excluded Non-Domestic Subsidiaries) that is the holding company in a country for other Subsidiaries of such Borrower formed in such country, no later than 45 days after so formed, purchased, acquired, or ceasing to constitute an Excluded Non-Domestic Subsidiary (or such longer period as the Administrative Agent may agree in its reasonable discretion), to (i) on and after the Foreign Obligations Effective Date and only so long as there are Loans outstanding to the Foreign Subsidiary

Borrower, or other Foreign Obligations outstanding, or the Foreign Subsidiary Borrower has the right to borrow under this Agreement, execute a supplement to the Foreign Obligations Guarantees and each of the applicable Foreign Obligations Security Agreements or (ii) to the extent reasonably requested by the Administrative Agent or the Collateral Agent, enter into a new Guarantee and/or Security Document substantially consistent with the analogous existing Security Documents and otherwise in form and substance reasonably satisfactory to such Administrative Agent or Collateral Agent and take all other action reasonably requested by the Collateral Agent to guarantee Obligations and grant a perfected security interest in its assets to substantially the same extent as created by the Foreign Obligations Credit Parties on the Foreign Obligations Effective Date (including actions required pursuant to Section 9.14); provided that this clause (ii) shall apply to Non-Domestic Subsidiaries only on and after the Foreign Obligations Effective Date and only so long as there are Loans outstanding to the Foreign Subsidiary Borrower, or other Foreign Obligations outstanding, or the Foreign Subsidiary Borrower has the right to borrow under this Agreement.

9.12.                Pledge of Additional Stock and Evidence of Indebtedness.

(a)                                 Except as otherwise provided in Section 10.1(w) and subject to any applicable limitations set forth in the U.S. Obligations Security Documents or with respect to which, in the reasonable judgment of the Administrative Agent (confirmed in writing by notice to the Parent Borrower), the cost or other consequences (including any adverse tax consequences) of doing so shall be excessive in view of the benefits to be obtained by the Lenders therefrom, or to the extent that the security interest contemplated would result in adverse tax or accreditation consequences as reasonably determined by the Parent Borrower, the Parent Borrower will cause (i) all certificates representing Stock and Stock Equivalents (other than (x) any Excluded Stock and Stock Equivalents and (y) any Stock and Stock Equivalents issued by any Subsidiary for so long as such Subsidiary does not (on a consolidated basis with its Restricted Subsidiaries) have property, plant and equipment with a book value in excess of $4,000,000 or a contribution to Consolidated EBITDA for any four fiscal quarter period that includes any date on or after the Restatement Effective Date in excess of $8,000,000) held directly by the Parent Borrower or any U.S. Obligations Guarantor, (ii) all evidences of Indebtedness in excess of $4,000,000 received by the Parent Borrower, Walden, any other U.S. Title IV Subsidiary, or any U.S. Obligations Guarantor in connection with any disposition of assets pursuant to Section 10.4(b) and (iii) any promissory notes executed after the date hereof evidencing Indebtedness in excess of $4,000,000 of the Parent Borrower, Walden, any other U.S. Title IV Subsidiary, or any U.S. Obligations Guarantor that is owing to the Parent Borrower, Walden, any other U.S. Title IV Subsidiary, or any U.S. Obligations Guarantor, in each case, to be delivered to the Collateral Agent as security for the U.S. Obligations under the U.S. Obligations Pledge Agreement.

(b)                                 On and after the Foreign Obligations Effective Date and only so long as there are Loans outstanding to the Foreign Subsidiary Borrower or other Foreign Obligations outstanding, or the Foreign Subsidiary Borrower has the right to borrow under this Agreement, except as set forth in Section 10.1(w) and subject to any applicable limitations set forth in the Foreign Obligations Security Agreements or with respect to which, in the reasonable judgment of the Administrative Agent (confirmed in writing by notice to the Parent Borrower), the cost or other consequences (including any adverse tax consequences) of doing so shall be excessive in view of the benefits to be obtained by the Lenders therefrom, each Borrower will cause (i) all certificates representing Stock and Stock Equivalents (other than any Excluded Stock and Stock Equivalents) of any Non-Domestic Subsidiary required to become a Foreign Obligations Guarantor pursuant to Section 9.11 held directly by the Parent Borrower, the Foreign Subsidiary Borrower, or any Foreign Obligations Guarantor, (ii) all evidences of Indebtedness in excess of $4,000,000 received by the Foreign Subsidiary Borrower or any Foreign Obligations Guarantor in connection with any disposition of assets pursuant to Section 10.4(b) and (iii) any promissory notes executed after the date hereof evidencing Indebtedness in excess of $4,000,000 of the Foreign Subsidiary Borrower or any Foreign Obligations Guarantor that is owing to the Foreign Subsidiary Borrower or any Foreign Obligations Guarantor, in each case, to be delivered to the Collateral Agent as security for the Foreign Obligations pursuant to the applicable Foreign Obligations Security Agreement.

(c)                                  Each Borrower agrees that all Indebtedness in excess of $4,000,000 of any Borrower or any Subsidiary that is owing to any Credit Party shall be evidenced by one or more promissory notes.

9.13.                Use of Proceeds.

(a)                                 The Parent Borrower will use Letters of Credit, the Revolving Credit Loans, the New Term Loans, if any, and Swingline Loans for general corporate purposes (including Investments permitted pursuant to this Agreement, including, without limitation, Permitted Acquisitions).

(b)                                 The Foreign Subsidiary Borrower will use the New Term Loans, if any, borrowed by it, and Revolving Credit Loans made to it after the Restatement Effective Date for general corporate purposes (including Investments permitted pursuant to this Agreement, including, without limitation, Permitted Acquisitions).

(c)                                  The Parent Borrower will use all proceeds of Series 2018 Extended Term Loan Commitments to effectuate the Transactions contemplated by the Second Amendment and for general corporate purposes (including Investments permitted pursuant to this Agreement, including, without limitation, Permitted Acquisitions).

9.14.                Further Assurances.

(a)                                 Each Borrower will, and each Borrower will cause each other Credit Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents) that may be required under any applicable law, or that the Collateral Agent or the Required Lenders may reasonably request, in order to grant, preserve, protect and perfect the validity and priority of the security interests created or intended to be created by the applicable Security Documents, all at the expense of the Parent Borrower and the Restricted Subsidiaries.

(b)                                 Except with respect to which, in the reasonable judgment of the Administrative Agent (confirmed in writing by written notice to the Parent Borrower), the cost or other consequences (including any tax consequence) of doing so shall be excessive in view of the benefits to be obtained by the Lenders therefrom, or to the extent that the further assurances contemplated by this Section 9.14 would result in adverse tax or accreditation consequences as reasonably determined by the Parent Borrower, and subject to applicable limitations set forth in the Security Documents, if any assets (including any Real Estate or improvements thereto or any interest therein but excluding Stock and Stock Equivalents of any Subsidiary) with a book value or fair market value in excess of $4,000,000 are acquired by the Parent Borrower or any other Credit Party after the Restatement Effective Date (other than assets constituting Collateral under a Security Document that become subject to the Lien of the applicable Security Document upon acquisition thereof) that are of a nature secured by a Security Document, the Parent Borrower will notify the Collateral Agent, and, if requested by the Collateral Agent, the Parent Borrower or the Foreign Subsidiary Borrower will cause such assets to be subjected to a Lien securing the applicable Obligations and will take, and cause the other applicable Credit Parties to take, such actions as shall be necessary or reasonably requested by the Collateral Agent to grant and perfect such Liens consistent with the applicable requirements of the Security Documents, including actions described in clause (a) of this Section 9.14.

(c)                                  Any Mortgage delivered to the Collateral Agent in accordance with the preceding clause (b) shall be accompanied by (x) a policy or policies (or an unconditional binding commitment therefor) of title insurance issued by a nationally recognized title insurance company insuring the Lien of each Mortgage as a valid Lien (with the priority described therein) on the Mortgaged Property described therein, free of any other Liens except as expressly permitted by Section 10.2, together with such endorsements, coinsurance and reinsurance as the Collateral Agent may reasonably request, (y) an opinion of local counsel to the mortgagor in form and substance reasonably acceptable to the Collateral Agent and (z) any other documents as the Collateral Agent shall reasonably request and which are customarily delivered in connection with security interests in Real Estate.

(d)                                 Each Borrower agrees that it will, and the Parent Borrower agrees that it will cause its relevant Subsidiaries to, complete each of the actions described on Schedule 9.14 as soon as commercially reasonable and by no later than the date set forth in Schedule 9.14 with respect to such action or such later date as the Administrative Agent may reasonably agree.

9.15.                Syndication.

The Borrowers agree actively to assist the Agents in completing a timely syndication that is reasonably satisfactory to the Agents and the Borrowers.  Such assistance shall include, without limitation, (a) using commercially reasonable efforts to ensure that any syndication efforts benefit materially from the Borrowers’ existing lending and investment banking relationships, (b) direct contact between senior management, representatives and advisors of the Borrowers and the proposed Lenders at times mutually agreed upon, (c) the Borrowers’ assistance in the preparation of marketing materials to be used in connection with the syndication, and (d) the hosting, with the Agents, of one or more meetings of prospective Lenders at times mutually agreed upon.

To assist the Agents in their syndication efforts, the Borrowers agree promptly to prepare and provide to the Agents all customary information with respect to the Borrowers and their respective subsidiaries, the Transactions and the other transactions contemplated hereby, including all financial information and projections (including financial estimates, forecasts and other forward-looking information, the “Syndication Projections”), as the Agents may reasonably request (including quarterly financial statements in connection with customary general syndication (it being understood that no Narrative Report shall be provided)).  The Borrowers acknowledge that (a) the Agents will make available information about the Borrowers and their Subsidiaries, and the Syndication Projections, to the proposed syndicate of Lenders and (b) certain of the Lenders may be “public side” Lenders (i.e. Lenders that do not wish to receive material non-public information with respect to the Company or its securities) (each, a “Public Lender”).  If reasonably requested by the Agents, the Borrowers will assist the Agents in preparing and updating an additional version of any confidential information memorandum to be used by Public Lenders.  It is understood that in connection with the Borrowers’ assistance described above, authorization letters will be included in any confidential information memorandum that authorize the distribution of any confidential information memorandum to prospective Lenders, containing a representation to the Agents that the public-side version does not include material non-public information about the Company, and exculpating the Borrowers, the Investors (as defined therein), and the Agents with respect to any liability related to the use of the contents of any confidential information memorandum or any related marketing material by the recipients thereof.  The Borrowers agree to use commercially reasonable efforts to identify that portion of the information that may be distributed to the Public Lenders as “PUBLIC”.  The Borrowers acknowledge that the following documents may be distributed to Public Lenders (unless the Borrowers promptly notify the Agents that any such document contains material non-public information with respect to the Company or its securities): (i) drafts and final definitive documentation with respect to the Credit Facilities; (ii) administrative materials prepared by the Agents for prospective Lenders (such as a lender meeting invitation, allocations and funding and closing memoranda); and (iii) notification of changes in the terms of the Credit Facilities.

SECTION 10.                Negative Covenants.

Each Borrower hereby covenants and agrees that on the Restatement Effective Date and thereafter, until the Commitments, the Swingline Commitment and each Letter of Credit have terminated and the Loans and Unpaid Drawings, together with interest, Fees and all other Obligations incurred hereunder (other than contingent indemnity obligations), are paid in full:

10.1.                Limitation on Indebtedness.  No Borrower will, and no Borrower will permit any of its respective Restricted Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness; provided that the Parent Borrower and any Restricted Subsidiary may incur Incurrence Test Indebtedness except that Restricted Subsidiaries that are not U.S. Obligations Guarantors may not incur Incurrence Test Indebtedness in an aggregate principal amount outstanding at any time exceeding $50,000,000 minus the aggregate outstanding amount of the aggregate amount of Guarantee Obligations incurred under Section 10.1(d)(ii)(C)(1) and 10.1(d)(ii)(C)(2).

Notwithstanding the foregoing, the limitations set forth in the immediately preceding paragraph shall not apply to any of the following items:

(a)                                 Indebtedness arising under the Credit Documents;

(b)                                 subject to compliance with Section 10.5, Indebtedness of the Parent Borrower or any Restricted Subsidiary owed to the Parent Borrower or any Restricted Subsidiary; provided that all such Indebtedness of any Credit Party owed to any Person that is not a Credit Party shall be subordinated to the Obligations on terms reasonably satisfactory to the Administrative Agent;

(c)                                  Indebtedness in respect of any bankers’ acceptance, bank guarantees, letter of credit, warehouse receipt or similar facilities entered into in the ordinary course of business (including in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims);

(d)                                 subject to compliance with Section 10.5, Guarantee Obligations incurred by

(i)                                     Restricted Subsidiaries in respect of Indebtedness of the Parent Borrower or other Restricted Subsidiaries that is permitted to be incurred under this Agreement (except that a Restricted Subsidiary may not, by virtue of this Section 10.1(d) guarantee Indebtedness that such Restricted Subsidiary could not otherwise incur under this Section 10.1),

(ii)                                  the Parent Borrower in respect of Indebtedness of Restricted Subsidiaries that is permitted to be incurred under this Agreement; provided that

(A)                                    if the Indebtedness being guaranteed under this Section 10.1(d) is subordinated to the Obligations, such Guarantee Obligations shall be subordinated to the Guarantee of the Obligations on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness,

(B)                                    no guarantee by any Restricted Subsidiary of the Senior Notes, Senior Subordinated Notes, or any Permitted Additional Debt shall be permitted unless such Restricted Subsidiary shall have also provided a guarantee of the U.S. Obligations substantially on the terms set forth in the U.S. Obligations Guarantee and

(C)                                    the aggregate amount of (1) Guarantee Obligations incurred by U.S. Credit Parties under this clause (d) in respect of obligations owed by Persons that are not U.S. Credit Parties and (2) the aggregate amount of Guarantee Obligations incurred by Restricted Subsidiaries that are not U.S. Obligations Guarantors under this clause (d), when combined with (3) the total amount of Incurrence Test Indebtedness incurred by Restricted Subsidiaries that are not U.S. Obligations Guarantors shall not collectively exceed $100,000,000 at any time outstanding;

(e)                                  Guarantee Obligations (i) incurred in the ordinary course of business in respect of obligations of (or to) suppliers, customers, franchisees, lessors and licensees or (ii) otherwise constituting Investments permitted by Sections 10.5(d), 10.5(g), 10.5(o), 10.5(p), 10.5(s) and 10.5(u) (provided that in the case of Section 10.5(u), such Guarantee Obligations are incurred by a Restricted Subsidiary located in the same jurisdiction as the Restricted Subsidiary incurring such obligation being guaranteed);

(f)                                   (i) Indebtedness (including Indebtedness arising under Capital Leases) incurred within 270 days of the acquisition, construction, repair, replacement, expansion or improvement of fixed or capital assets to finance the acquisition, construction, repair, replacement expansion, or improvement of such fixed or capital assets, (ii) other Indebtedness arising under Capital Leases (other than Indebtedness incurred pursuant to clause (x)), provided, that the aggregate amount of Indebtedness incurred pursuant to this clause (f) at any time outstanding shall not exceed the greater of (A) $300,000,000 and (B) 4.0% of the Consolidated Total Assets of the Parent Borrower and the Restricted Subsidiaries at the date of such incurrence and (iii) any modification, replacement, refinancing, refunding, renewal or extension of any Indebtedness specified in subclause (i) or (ii) above, provided that, (x) except to the extent the excess is expressly permitted by another clause of this Section 10.1, the principal amount thereof does not exceed the principal amount thereof outstanding immediately prior to such modification, replacement, refinancing, refunding, renewal or extension except by an amount equal to the unpaid accrued interest and premium thereon plus the reasonable amounts paid in respect of fees and expenses incurred in connection with such modification, replacement, refinancing, refunding, renewal or extension, (y) immediately before and after the incurrence of such Indebtedness, no Default shall have occurred and be continuing, and (z) the direct and contingent obligors with respect to such Indebtedness are not changed;

(g)                                  Indebtedness outstanding on the Restatement Effective Date listed on Schedule 10.1(g) and any modification, replacement, refinancing, refunding, renewal or extension thereof; provided that except to the extent otherwise expressly permitted hereunder, in the case of any such modification, replacement, refinancing, refunding, renewal or extension, (x) the principal amount thereof does not exceed the principal amount thereof outstanding immediately prior to such modification, replacement, refinancing, refunding, renewal or extension except by an amount equal to the unpaid accrued interest and premium thereon plus the reasonable amounts paid in respect of fees and expenses incurred in connection with such modification, replacement, refinancing, refunding, renewal or extension plus an amount equal to any existing commitment unutilized and letters of credit undrawn thereunder, (y) the direct and contingent obligors with respect to such Indebtedness are not changed and (z) to the extent such Indebtedness being modified, replaced, refinanced, refunded, renewed or extended constitutes Indebtedness owed to the Parent Borrower or any Credit Party, the creditor with respect to such Indebtedness is not changed;

(h)                                 Indebtedness in respect of Hedge Agreements;

(i)                                Indebtedness in respect of (x) Senior Notes, in an aggregate principal amount, including interest capitalized to the Restatement Effective Date, not to exceed $795,339,000 plus the PIK Interest Amount accruing from and after the date hereof and (y) the Senior Subordinated Notes, in an aggregate principal amount not to exceed $310,000,000;

(j)                               Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations not in connection with money borrowed, in each case provided in the ordinary course of business or consistent with past practice, including those incurred to secure health, safety and environmental obligations in the ordinary course of business consistent with past practice;

(k)                            (i) Indebtedness (including Indebtedness arising under Capital Leases) incurred in connection with any Permitted Sale Leaseback (provided that, except to the extent used for Permitted SLB Investments pursuant to and in compliance with, and subject to the time limitations set forth in, Sections 10.4(n) and 10.5(w), the Net Cash Proceeds of such Permitted Sale Leaseback, without giving effect to any other reinvestment right, are promptly applied to the prepayment of the Term Loans), and (ii) any refinancing, refunding, renewal or extension of any Indebtedness specified in subclause (i) above, provided that, except to the extent otherwise permitted hereunder, (x) the principal amount of any such Indebtedness is not increased above the principal amount thereof outstanding immediately prior to such refinancing, refunding, renewal or extension, (y) the direct and contingent obligors with respect to such Indebtedness are not changed and (z) immediately before and after the incurrence of such Indebtedness, no Default shall have occurred and be continuing;

(l)                                (i) additional Indebtedness (other than of Non-Domestic Subsidiaries) and (ii) any refinancing, refunding, renewal or extension of any Indebtedness specified in subclause (i) above; provided that the aggregate amount of all Indebtedness incurred pursuant to this clause (l), shall not exceed $120,000,000; provided further that immediately before and after the incurrence of such additional Indebtedness, no Default shall have occurred and be continuing;

(m)                        Indebtedness in respect of

(i)                           Permitted Additional Debt to the extent that the Net Cash Proceeds therefrom are applied to the prepayment of Term Loans in the manner set forth in Section 5.2(a)(iii); and

(ii)                        any refinancing, refunding, renewal or extension of any Indebtedness specified in subclause (i) above; provided that

(w)                     no Default or Event of Default has occurred and is continuing immediately before or after giving effect to such refinancing, refunding, renewal or extension;

(x)                       the principal amount of any such Indebtedness is not increased above the principal amount thereof outstanding immediately prior to such refinancing, refunding, renewal or extension (except for any original issue discount thereon and the amount of fees, expenses and premium in connection with such refinancing),

(y)                       such Indebtedness otherwise complies with the definition of “Permitted Additional Debt”; and

(z)                        such Indebtedness and any refinancing thereof is incurred by the Parent Borrower and guaranteed by the Guarantors of the U.S. Obligations and no other Subsidiary of the Parent Borrower;

(n)                                 Indebtedness incurred by the Parent Borrower (provided that no Default or Event of Default has occurred and is continuing immediately before or after giving effect to such incurrence) in respect of

(i)                       (a) Permitted Additional Debt in an aggregate principal amount of all such Permitted Additional Debt issued or incurred pursuant to this clause (i)(a) not to exceed the Maximum Incremental Facilities Amount minus the aggregate amount of New Loan Commitments established from and after the Restatement Effective Date; and

(b)                   Permitted Additional Debt that is unsecured, the Net Cash Proceeds of which shall be applied no later than ten (10) Business Days after the receipt thereof to repurchase, repay, redeem or otherwise defease Senior Notes; and

(ii)                    any refinancing, refunding, renewal or extension of any Indebtedness specified in subclause (i) above; provided that the principal amount of any such Indebtedness is not increased above the principal amount thereof outstanding immediately prior to such refinancing, refunding, renewal or extension (except for any original issue discount thereon and the amount of fees, expenses and premium in connection with such refinancing), and such Indebtedness otherwise complies with the definition of “Permitted Additional Debt”;

(o)                                 (i)  Indebtedness in respect of Permitted Debt Exchange Notes incurred pursuant to a Permitted Debt Exchange in accordance with Section 2.16 (and which does not generate any additional proceeds) and

(ii)                                  any refinancing, refunding, renewal or extension of any Indebtedness specified in subclause (i) above; provided that

(x)                       no Default or Event of Default has occurred and is continuing immediately before or after giving effect to such refinancing, refunding, renewal or extension;

(y)                       the principal amount of any such Indebtedness is not increased above the principal amount thereof outstanding immediately prior to such refinancing, refunding, renewal or extension (except for any original issue discount thereon and the amount of fees, expenses and premium in connection with such refinancing) and

(z)                        such Indebtedness otherwise complies with the definition of “Permitted Additional Debt;”

(p)                                 Indebtedness in respect of overdraft facilities, employee credit card programs, netting services, automatic clearinghouse arrangements and other cash management and similar arrangements in the ordinary course of business;

(q)                                 Indebtedness in an amount not to exceed $40,000,000 at any time incurred in the ordinary course of business in respect of obligations of the Parent Borrower or any Restricted Subsidiary to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services;

(r)                                    Indebtedness arising from agreements of the Parent Borrower or any Restricted Subsidiary providing for indemnification, adjustment of purchase price or similar obligations (excluding earn-outs), in each case entered into in connection with Permitted Acquisitions, other Investments and the disposition of any business, assets or Stock permitted hereunder (other than Guarantee Obligations or other Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Stock for the purpose of financing such acquisition); provided that, such Indebtedness is not reflected on the balance sheet of the Parent Borrower or any Restricted Subsidiary (it being understood that contingent obligations referred to in a footnote to financial statements and not otherwise reflected on the balance sheet will not be deemed to be reflected on such balance sheet for purposes of this proviso);

(s)                                   Indebtedness of the Parent Borrower or any Restricted Subsidiary consisting of (i) obligations to pay insurance premiums or (ii) take or pay obligations contained in supply agreements, in each case arising in the ordinary course of business and not in connection with the borrowing of money or Hedging Agreements;

(t)                                    Indebtedness in an amount not to exceed $50,000,000 at any time representing deferred compensation to employees of the Parent Borrower (only to the extent such work is done for the Parent Borrower or its Subsidiaries or any direct or indirect parent thereof) and the Restricted Subsidiaries incurred in the ordinary course of business;

(u)                                 Indebtedness consisting of promissory notes issued by the Parent Borrower or any Guarantor to current or former officers, managers, consultants, directors and employees (or their respective spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees) to finance the purchase or redemption of Stock or Stock Equivalents of the Parent Borrower (or any direct or indirect parent thereof) permitted by Section 10.6(b);

(v)                                 (i) Indebtedness in an amount not to exceed $50,000,000 at any time consisting of obligations of the Parent Borrower and the Restricted Subsidiaries under deferred or contingent purchase price, or other similar arrangements (including earn-outs) incurred by such Person in connection with Permitted Acquisitions or any other Investment permitted hereunder;

(w)                               (i) Indebtedness of Restricted Subsidiaries (including Indebtedness of a Person or Indebtedness attaching to assets of a Person that, in either case, becomes a Restricted Subsidiary (or is a Restricted Subsidiary that survives a merger with such Person) or Indebtedness attaching to assets that are acquired by the Parent Borrower, the Foreign Subsidiary

Borrower or any Restricted Subsidiary), in each case, owed to Persons other than the Parent Borrower or its Subsidiaries; provided that the aggregate amount of Indebtedness incurred and remaining outstanding pursuant to this clause (w) shall not at any time exceed (A) Indebtedness of Restricted Non-Domestic Subsidiaries of no more than $300,000,000 plus (B) additional amounts incurred to finance Permitted Acquisitions (including, Permitted Acquisitions made in a country outside the United States of America (“Foreign Acquisition”)) (including Indebtedness of such Person that existed at the time such Person became a Restricted Subsidiary) to the extent that, with respect solely to this subclause (B), the ratio of (1) Indebtedness incurred pursuant to this subclause (B) (in any single transaction or series of transactions) to (2) Acquired EBITDA in respect of any such Permitted Acquisition, including any Foreign Acquisition (in such single transaction or series of transactions) is not greater than 2.00 to 1.00 both before and after giving effect, on a Pro Forma Basis, to the incurrence of such additional Indebtedness plus (C) additional amounts incurred to finance a Permitted Acquisition, including any Foreign Acquisition (including indebtedness of such Person that existed at the time such Person became a Restricted Subsidiary), to the extent, both immediately before and after giving effect to such incurrence (and including any amounts incurred pursuant to (A) and (B) above and (D) below), that the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio is not greater than 4.25 to 1.00, on a Pro Forma Basis (but excluding from the calculation of Consolidated Total Debt any netting in respect of Unrestricted Cash that would result from the incurrence of any such Indebtedness being incurred at such time) plus (D) additional amounts incurred by Non-Domestic Subsidiaries, to the extent the net proceeds thereof are applied to capital expenditures, which are unsecured or secured by a Lien (which Lien shall, to the extent such Indebtedness is secured by a Lien on the assets of any Credit Party, rank junior to the Lien securing the Obligations), to the extent, both immediately before and after giving effect to such incurrence (and including any amounts incurred pursuant to (A), (B) and (C) above) that the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio is not greater than 4.25 to 1.00, on a Pro Forma Basis (but excluding from the calculation of Consolidated Total Debt any netting in respect of Unrestricted Cash that would result from the incurrence of any such Indebtedness being incurred at such time); provided that (x) any such Indebtedness incurred under this clause (w) by a Restricted Non-Domestic Subsidiary may be guaranteed by the Parent Borrower or any Domestic Subsidiary solely to the extent otherwise permitted by Section 10.5, (y) in the case of a Permitted Acquisition by any Domestic Subsidiary (A) Indebtedness under Section 10.1(w)(i)(B) and 10.1(w)(i)(C) above shall not be permitted in the case of a Permitted Acquisition within the United States of America unless the acquirer is a U.S. Obligations Guarantor, (B) the Stock and Stock Equivalents of such Person acquired by a Domestic Subsidiary are pledged to secure the Obligations, to the extent required under Section 9.12, (C) such Person executes a supplement to the Guarantees and Security Documents (or alternative guarantee and security agreements in relation to the Obligations reasonably acceptable to the Collateral Agent) to the extent required under Section 9.11 or 9.12, as applicable and (D) to the extent the assets of such Person that are required to become Collateral under Section 9.11 or 9.12 are subject to a Lien securing such Indebtedness, such Lien becomes subject to an intercreditor agreement on terms and conditions reasonably satisfactory to the Administrative Agent providing that such Lien shall rank junior to the Lien securing the Obligations; provided that the requirements of this subclause (y) shall not apply to an aggregate amount at any time outstanding of up to $20,000,000 of the aggregate principal amount of such Indebtedness (and modifications, replacements, refinancings, refundings, renewals and extensions thereof pursuant to subclause (ii) below) and (z)

immediately before and after the incurrence of such Indebtedness, no Default shall have occurred and be continuing; and

(ii)                                  any modification, replacement, refinancing, refunding, renewal or extension of any Indebtedness specified in subclause (i) above, provided that, except to the extent otherwise expressly permitted hereunder, (x) the principal amount of any such Indebtedness does not exceed the principal amount thereof outstanding immediately prior to such modification, replacement, refinancing, refunding, renewal or extension except by an amount equal to the unpaid accrued interest and premium thereon plus the reasonable amounts paid in respect of and fees and expenses incurred in connection with such modification, replacement, refinancing, refunding, renewal or extension, (y) the direct and contingent obligors with respect to such Indebtedness are not changed and (z) immediately before and after such modification, replacement, refinancing, refunding, renewal or extension of Indebtedness, no Default shall have occurred and be continuing;

(x)                                 Indebtedness of the Parent Borrower, the Foreign Subsidiary Borrower or any Restricted Subsidiary (A) which is the result of any sale leaseback transaction failing to meet the qualifications set forth in ASC 840 such that the Parent Borrower, the Foreign Subsidiary Borrower or such Restricted Subsidiary is required to reflect a financing obligation on its financial statements in accordance with GAAP, provided that such failed sale leaseback was permitted to be incurred hereunder as a Permitted Sale Leaseback; provided, further, that the Net Cash Proceeds received in respect of such failed sale leaseback shall continue to be subject to the terms of Section 10.1(k) and Section 10.4(n) as if such failed sale leaseback was treated as a Permitted Sale Leaseback, (B) which is the result of a built-to-suit lease failing to meet the qualifications set forth in ASC 840 such that the Parent Borrower, the Foreign Subsidiary Borrower or such Restricted Subsidiary is required to reflect a financing obligation on its financial statements in accordance with GAAP, provided that in no event shall the aggregate principal amount of Indebtedness permitted by this clause (x)(B) outstanding at any time exceed $150,000,000, (C) which is a result of any operating lease becoming a Capital Lease Obligation as a result of any changes in GAAP after the date hereof, or (D) which is a result of the operating lease described on Schedule 10.1(x) becoming a Capital Lease Obligation as a result of any renewal or extension thereof.

(y)                                 all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (x) above.

(z)                                  (i) any Indebtedness of the Parent Borrower that is issued or incurred, and the net proceeds of which shall be applied no later than sixty (60) Business Days after receipt thereof, to refinance, repurchase, repay, redeem or otherwise defease the Existing 2019 Notes (referred to herein as “Qualified Refinancing Debt”), which Indebtedness:

(A)                            may be subordinated Indebtedness or senior Indebtedness;

(B)                            may be unsecured or may be secured by Qualified Refinancing Liens (as defined in Section 10.2(t));

(C)                            may be guaranteed by any U.S. Obligations Guarantors or any guarantor of the Existing 2019 Notes (but shall not be guaranteed by any Subsidiary of the Parent Borrower that is not a U.S. Obligations Guarantor or a guarantor of the Existing 2019 Notes);

(D)                            shall not have a maturity date prior to September 1, 2019; and

(E)                             shall not be in a principal amount greater than the outstanding principal amount of the Existing 2019 Notes and the accrued and unpaid interest thereon immediately prior to such refinancing, repurchase, repayment, redemption or other defeasance (except for any original issue discount thereon and the amount of fees, expenses and premium in connection therewith);

provided further that the Parent Borrower shall at least five (5) Business Days prior to the issuance or incurrence of such Qualified Refinancing Debt provide the Administrative Agent with copies of the credit documentation or proposed credit documentation relating thereto; and

(ii)                                  any refinancing, refunding, renewal or extension of any Indebtedness specified in subclause (i) above; provided that the principal amount of any such Indebtedness is not increased above the principal amount thereof outstanding immediately prior to such refinancing, refunding, renewal or extension (except for any original issue discount thereon and the amount of fees, expenses and premium in connection therewith), and such Indebtedness otherwise complies with subclauses (i)(A) through (E) above.  For the avoidance of doubt, the Indebtedness under this Section 10.1(z) shall not be deemed to be Permitted Additional Debt, and the issuance or incurrence thereof shall not be deemed to be a Debt Incurrence Prepayment Event.

In the event that an item of Indebtedness meets the criteria of more than one of the categories of Indebtedness described in clauses (a) through (~~y~~z) above, the Parent Borrower may select which such category shall apply to such Indebtedness and may, in its sole discretion, divide the Indebtedness among multiple available categories pursuant to more than one of the above clauses; provided that (i) all Indebtedness outstanding under the Credit Documents will be deemed at all times to have been incurred in reliance only on the exception in clause (a) of this Section 10.1 and (ii) all Indebtedness outstanding under the Notes will be deemed at all times to have been incurred in reliance only on the exception in clause (i) of this Section 10.1.

For purposes of determining compliance with this Section 10.1, any contingent earnout or other contingent payment obligation related to Permitted Acquisitions or any other Investment permitted hereunder at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).

10.2.                     Limitation on Liens.  No Borrower will, and no Borrower will permit any of its respective Restricted Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any property or assets of any kind (real or personal, tangible or intangible) of the Parent Borrower or any Restricted Subsidiary, whether now owned or hereafter acquired, except:

(a)                        Liens arising under

(i)                                     the Credit Documents securing the Obligations and

(ii)                                  the Permitted Additional Debt Documents securing Permitted Additional Debt Obligations permitted to be incurred under Section 10.1(m), 10.1(n)(i)(a) or 10.1(o); provided that,

(A)                               in the case of Liens securing Permitted Additional Debt Obligations that constitute First Lien Obligations pursuant to subclause (ii) above, the applicable Permitted Additional Debt Secured Parties (or a representative thereof on behalf of such holders) shall enter into security documents with terms and conditions not materially more restrictive to the Credit Parties, taken as a whole, than the terms and conditions of the U.S. Obligations Security Documents and

(x)                                 in the case of the first such issuance of Permitted Additional Debt constituting First Lien Obligations, the Collateral Agent, the Administrative Agent and the representative for the holders of such Permitted Additional Debt Obligations shall have entered into the First Lien Intercreditor Agreement and

(y)                                 in the case of subsequent issuances of Permitted Additional Debt constituting First Lien Obligations, the representative for the holders of such Permitted Additional Debt Obligations shall have become a party to the First Lien Intercreditor Agreement in accordance with the terms thereof and

(B)                               in the case of Liens securing Permitted Additional Debt Obligations that do not constitute First Lien Obligations pursuant to subclause (ii) above, the applicable Permitted Additional Debt Secured Parties (or a representative thereof on behalf of such holders) shall enter into security documents with terms and conditions no more restrictive to the Credit Parties, taken as a whole, than the terms and conditions of the Security Documents and shall

(x)                                 in the case of the first such issuance of Permitted Additional Debt that do not constitute First Lien Obligations, the Collateral Agent, the Administrative Agent and the representative of the holders of such Permitted Additional Debt Obligations shall have entered into the Second Lien Intercreditor Agreement and

(y)                                 in the case of subsequent issuances of Permitted Additional Debt that do not constitute First Lien Obligations, the representative for the holders of such Permitted Additional Debt shall have become a party to the Second Lien Intercreditor Agreement in accordance with the terms thereof; and

(C)                               in the case of all Liens securing Permitted Additional Debt Obligations (whether pursuant to clause (A) or clause (B) above), such Liens shall encumber no asset or property that is not also Collateral securing the U.S. Obligations.

(b)              Permitted Liens;

(c)                                  Liens securing Indebtedness permitted pursuant to Section 10.1(f), provided that (x) such Liens attach concurrently with or within two hundred and seventy (270) days after completion of the acquisition, construction, repair, replacement or improvement (as applicable) of the property subject to such Liens and (y) such Liens attach at all times only to the assets so financed except (1) for accessions to the property financed with the proceeds of such Indebtedness and the proceeds and the products thereof and (2) that individual financings of equipment provided by one lender may be cross collateralized to other financings of equipment provided by such lender and (3) that if the Lien is to attach to a building or improvement constructed on a parcel of land (whether such land is already owned by a Restricted Subsidiary or acquired but not financed with the proceeds of such Indebtedness permitted pursuant to Section 10.1(f)), (A) such Lien can also attach to such parcel of land on which such building or improvement constructed with the proceeds of the Indebtedness permitted pursuant to Section 10.1(f) was constructed and (B) a Lien may also be granted in and attach to any intercompany lease, sublease or license of such land, buildings and/or improvements and any right, title and interest under an intercompany lease, sublease or license of such parcel of land, buildings and/or improvements (whether as lessor, sublessor, licensor, lessee, sublessee or licensee), including any rents, revenues and proceeds arising under such intercompany lease, sublease or license, in case of each of clauses (A) and (B), in order to facilitate the granting of the Lien on the building or improvement constructed with the proceeds of such Indebtedness permitted pursuant to Section 10.1(f);

(d)                                 Liens existing on the Restatement Effective Date that are listed on Schedule 10.2;

(e)                                  the modification, replacement, extension or renewal of any Lien permitted by clauses (a) through (d) and clauses (f) and (r) of this Section 10.2 upon or in the same assets theretofor subject to such Lien (or upon or in after-acquired property that is affixed or incorporated into the property covered by such Lien or any proceeds or products thereof) or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor except to the extent otherwise permitted hereunder) of the Indebtedness secured thereby, to the extent such replacement, extension or renewal is permitted by Section 10.1, and, in all cases, with the same lien priority as the Lien being modified, replaced, extended, or renewed;

(f)                                   Liens existing on the assets of any Person that becomes a Restricted Subsidiary (or is a Restricted Subsidiary that survives a merger with such Person) pursuant to a Permitted Acquisition or other permitted Investment, or existing on assets acquired after the Restatement Effective Date to the extent the Liens on such assets secure Indebtedness permitted by Section 10.1(w); provided that (A) in the case of Liens securing Indebtedness incurred by a Restricted Non-Domestic Subsidiary pursuant to Section 10.1(w)(i)(A), (B), or (C) that are used to finance a Permitted Acquisition, such Indebtedness shall not be secured by any assets other than the assets so acquired, and (B) in the case of Liens securing Indebtedness incurred by a Restricted Domestic Subsidiary pursuant to Section 10.1(w)(i)(B) or (C) that is used to finance Permitted Acquisitions in the United States of America such Liens (i) are not created or incurred in connection with, or in contemplation of, such Person becoming such a Restricted Subsidiary or such assets being acquired and (ii) attach at all times only to the same assets to which such Liens attached (and after-acquired property that is affixed or incorporated into the property covered by such Lien), and secure only the same Indebtedness or obligations that such Liens secured, immediately prior to such Permitted Acquisition and any modification, replacement, refinancing, refunding, renewal or extension thereof permitted by Section 10.1(w) (provided that no Indebtedness of any Restricted Non-Domestic Subsidiary permitted to be secured under this paragraph shall be secured by any assets of the Parent Borrower or any Restricted Domestic Subsidiary);

(g)                                  (i) Liens placed on the Stock and Stock Equivalents of any Restricted Non-Domestic Subsidiary acquired pursuant to a Permitted Acquisition to secure Indebtedness incurred pursuant to Section 10.1(w) in connection with such Permitted Acquisition, (ii) other than with respect to Indebtedness incurred under Section 10.1(w) to finance a Permitted Acquisition in the United States, Liens placed upon the assets of such Restricted Subsidiary to secure Indebtedness of such Restricted Subsidiary or a guarantee by such Restricted Subsidiary of any Indebtedness of the Parent Borrower or any other Restricted Subsidiary incurred pursuant to 10.1(w) other than in the case of clause (D) of 10.1(w)(i) in respect of which such Indebtedness shall either be unsecured or secured by a Lien ranking junior to the Lien securing the Obligations, as applicable, (iii) to the extent not otherwise permitted by clauses (i) and (ii) of this Section 10.2(g), any Liens ranking junior to the Lien securing the Obligations placed upon the assets of any Restricted Domestic Subsidiaries in connection with seller note financing permitted under Section 10.1 and incurred in connection with such Permitted Acquisition and owed solely to the seller or sellers in connection with such Permitted Acquisition; provided, that, such Liens shall extend only to assets or assets of any Subsidiaries acquired pursuant to such Permitted Acquisition and the representative for the holders of such seller note shall have entered into an intercreditor agreement satisfactory to the Administrative Agent (which will be substantially comparable to the Second Lien Intercreditor Agreement with such changes as shall be necessary to reflect that the parties shall not have Liens on the same collateral and such other changes as the Administrative Agent shall reasonably agree) and (iv) to the extent not otherwise permitted by clauses (i), (ii) and (iii) of this Section 10.2(g), any Liens to secure Indebtedness permitted pursuant to Section 10.1(w)(i)(D); provided, that, such Liens shall extend only to assets or assets acquired pursuant to such permitted capital expenditures and, to the extent such Liens are on assets of a Credit Party hereunder, such Liens shall be junior to the Lien securing the Obligations hereunder and the representative for the holders of such Indebtedness shall have entered into an intercreditor agreement satisfactory to the Administrative Agent (which will be substantially comparable to the Second Lien Intercreditor Agreement with such changes as shall be necessary to reflect that the parties shall not have Liens on the same collateral and such other changes as the Administrative Agent shall reasonably agree);

(h)                                 Liens securing Indebtedness or other obligations (i) of the Parent Borrower or a Restricted Subsidiary in favor of a Credit Party and (ii) of any Restricted Subsidiary that is not a Credit Party in favor of any Restricted Subsidiary that is not a Credit Party;

(i)                                     Liens (i) of a collecting bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection, (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business; and (iii) in favor of a banking institution arising as a matter of law encumbering deposits

(including the right of set-off) and which are within the general parameters customary in the banking industry;

(j)                                    Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 10.5 to be applied against the purchase price for such Investment, and (ii) consisting of an agreement to sell, transfer, lease or otherwise dispose of any property in a transaction permitted under Section 10.4, in each case, solely to the extent such Investment or sale, disposition, transfer or lease, as the case may be, would have been permitted on the date of the creation of such Lien;

(k)                                 Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale or purchase of goods entered into by the Parent Borrower or any of the Restricted Subsidiaries in the ordinary course of business permitted by this Agreement;

(l)                                     Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 10.5;

(m)                             Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes;

(n)                                 Liens that are contractual rights of set-off (and not liens granted in respect of borrowed money) (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Parent Borrower or any Restricted Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Parent Borrower and the Restricted Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Parent Borrower or any Restricted Subsidiary in the ordinary course of business;

(o)                                 Liens solely on any cash earnest money deposits made by the Parent Borrower or any of the Restricted Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder;

(p)                                 Liens on insurance policies issued in favor of the Parent Borrower or any Restricted Subsidiary and the proceeds thereof securing the financing of the premiums with respect thereto;

(q)                                 additional Liens so long as the aggregate principal amount of the obligations secured thereby at any time outstanding does not exceed $20,000,000;

(r)                                    additional Liens securing Indebtedness permitted under the first paragraph of Section 10.1; provided that at the time such Indebtedness is incurred, the holders of such Indebtedness shall have entered into the Second Lien Intercreditor Agreement pursuant to which such Liens shall rank junior to any Lien securing Obligations; ~~and~~

(s)                                   Liens in respect of real estate, fixed or capital assets, and personal property relating solely to such assets, owned or acquired by the Parent Borrower or a Restricted Subsidiary, provided that (i) the Indebtedness secured thereby does not exceed the fair market value of such assets and in no event shall the Indebtedness secured thereby exceed the Maximum Permitted SLB/Lien Amount (of which no more than $250,000,000 may be secured by assets of the Parent Borrower or a Restricted Subsidiary owned as of the Restatement Effective Date) as calculated immediately prior to the issuance or incurrence of such Indebtedness and (ii) the Net Cash Proceeds received by the Parent Borrower or any of the Restricted Subsidiaries in respect of such Indebtedness secured thereby (A) shall be used for Permitted SLB Investments invested no later than the last day of the Reinvestment Period after the issuance or incurrence of such Indebtedness or (B) if not invested within the Reinvestment Period, shall be promptly applied to the prepayment of the Term Loans~~.~~; and

(t)                                    Liens on the Collateral to secure Qualified Refinancing Debt, which Liens shall rank junior to the Liens securing the Obligations, provided that (i) such junior Liens shall not cover any asset or property that is not Collateral securing the Obligations and (ii) the representative of the Qualified Refinancing Debt shall have become a party to a lien intercreditor agreement (a “Qualified Lien Intercreditor Agreement”) with the Collateral Agent in form and substance reasonably satisfactory to the Collateral Agent (which Qualified Lien Intercreditor Agreement, the Collateral Agent shall enter into upon the Parent Borrower’s request) (the Liens permitted pursuant to this Section 10.2(t) are referred to herein as “Qualified Refinancing Liens”).

10.3.                     Limitation on Fundamental Changes.  No Borrower will, and no Borrower will permit any of its respective Restricted Subsidiaries to, enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all its business units, assets or other properties, except that:

(a)                                 so long as (i) no Default or Event of Default has occurred and is continuing or would result therefrom and (ii) both before and after giving effect to such transaction the Consolidated Total Debt to Consolidated EBITDA Ratio shall, on a Pro Forma Basis, be equal to or less than 6.75 to 1.00, any Subsidiary of the Parent Borrower (other than the Foreign Subsidiary Borrower) may be merged, amalgamated or consolidated with or into the Parent Borrower, provided that (i) the Parent Borrower shall be the continuing or surviving Person or (ii) if the Person formed by or surviving any such merger, amalgamation or consolidation is not the Parent Borrower (such other Person, the “Successor Parent Borrower”), (A) the Successor Parent Borrower shall be an entity organized or existing under the laws of the United States, any state thereof, the District of Columbia or any territory thereof, (B) the Successor Parent Borrower shall expressly assume all the obligations of the Parent Borrower under this Agreement and the other Credit Documents pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent, (C) each U.S. Obligations Guarantor, unless it is the other party to such merger or consolidation, shall have by a supplement to the U.S. Obligations Guarantee affirmed that its guarantee thereunder shall apply to any Successor Parent Borrower’s obligations under this Agreement, (D) each U.S. Obligations Guarantor grantor and each U.S. Obligations Guarantor pledgor, unless it is the other party to such merger or consolidation, shall have by a supplement to the U.S. Obligations Security Agreement and U.S. Obligations Pledge Agreement (and each applicable U.S. Title IV Subsidiary, by supplement to the U.S. Title IV Collateral Agreement (subject to any exception applicable pursuant to clause (g) of the definition of “Excluded Subsidiary”)), respectively, affirmed that its obligations thereunder shall apply to its Guarantee as affirmed pursuant to clause (C), (E) each mortgagor of a Mortgaged Property, unless it is the other party to such merger or consolidation, shall have affirmed that its obligations under the applicable Mortgage shall apply to its Guarantee as affirmed pursuant to clause (C) and (F) the Successor Parent Borrower shall have delivered to the Administrative Agent (x) an officer’s certificate stating that such merger or consolidation and such supplements preserve the enforceability of the U.S. Obligations Guarantees and the perfection and priority of the Liens under the U.S. Obligations Security Documents and (y) if requested by the Administrative Agent, an opinion of counsel to the effect that such merger or consolidation does not violate this Agreement or any other Credit Document and that the provisions set forth in the preceding clauses (C) through (E) preserve the enforceability of the U.S. Obligations Guarantees and the perfection and priority of the Liens created under the U.S. Obligations Security Documents (it being understood that if the foregoing are satisfied, the Successor Parent Borrower will succeed to, and be substituted for, the Parent Borrower under this Agreement);

(b)                                 so long as no Default or Event of Default has occurred and is continuing or would result therefrom, any Subsidiary of the Parent Borrower (in each case, other than a Borrower) may be merged, amalgamated or consolidated with or into any other Subsidiary of the Parent Borrower (other than the Foreign Subsidiary Borrower); provided that (i) in the case of any merger, amalgamation or consolidation involving one or more Restricted Subsidiaries, (A) a Restricted Subsidiary shall be the continuing or surviving Person or (B) the Parent Borrower shall take all steps necessary to cause the Person formed by or surviving any such merger, amalgamation or consolidation (if other than a Restricted Subsidiary) to become a Restricted Subsidiary, (ii) in the case of any merger, amalgamation or consolidation involving one or more U.S. Obligations Guarantors, a U.S. Obligations Guarantor shall be the continuing or surviving Person or the Person formed by or surviving any such merger, amalgamation or consolidation (if other than a U.S. Obligations Guarantor) shall execute a U.S. Obligations Guarantee and the relevant U.S. Obligations Security Documents in form and substance reasonably satisfactory to the Administrative Agent in order to become a U.S. Obligations Guarantor and pledgor, mortgagor and grantor, as applicable, thereunder for the benefit of the U.S. Obligations Secured Parties, (iii) in the case of any merger, amalgamation or consolidation involving one or more Foreign Obligations Guarantors (other than any such transaction subject to subclause (ii) above or clause (c) below) a Foreign Obligations Guarantor shall be the continuing or surviving Person or the Person formed by or surviving any such merger, amalgamation or consolidation (if other than a Foreign Obligations Guarantor) shall execute a Foreign Obligations Guarantee and Foreign Obligations Security Agreement in form and substance reasonably satisfactory to the Administrative Agent in order to become a Foreign Obligations Guarantor and pledgor, mortgagor and grantor, as applicable, thereunder for the benefit of the Foreign Obligations Secured Parties, (iv) no Default or Event of Default has occurred and is continuing would result from the consummation of such merger, amalgamation or consolidation and (v) Parent Borrower shall have delivered to the Administrative Agent an officers’ certificate stating that such merger, amalgamation or consolidation and any such supplements, Guarantees and Security Documents preserve the enforceability of the applicable Guarantees and the perfection and priority of the Liens under the applicable Security Documents;

(c)                                  so long as no Default or Event of Default would result therefrom, any Non-Domestic Subsidiary of the Foreign Subsidiary Borrower (other than a U.S. Credit Party)

may be merged, amalgamated or consolidated with or into the Foreign Subsidiary Borrower; provided that (i) the Foreign Subsidiary Borrower shall be the continuing or surviving Person or the Person formed by or surviving any such merger, amalgamation or consolidation (if other than the Foreign Subsidiary Borrower) shall be an entity organized or existing under the laws of the jurisdiction of organization of the Foreign Subsidiary Borrower prior to any such merger or consolidation (the Foreign Subsidiary Borrower or such Person, as the case may be, being herein referred to as a “Successor Foreign Subsidiary Borrower”) and (ii) if the Successor Foreign Subsidiary Borrower is other than the Foreign Subsidiary Borrower prior to such merger, amalgamation or consolidation, (A) the Successor Foreign Subsidiary Borrower shall expressly assume all the obligations of the Foreign Subsidiary Borrower under this Agreement and the other Credit Documents pursuant to a supplement (or other form of documentation reasonably acceptable to the Administrative Agent) hereto or thereto in form reasonably satisfactory to the Administrative Agent, (B) each Foreign Obligations Guarantor, unless it is the other party to such merger, amalgamation or consolidation, shall have by a supplement to the Foreign Obligations Guarantees (or other form of documentation reasonably acceptable to the Administrative Agent) confirmed that its guarantee thereunder shall apply to the Successor Foreign Subsidiary Borrower’s obligation under this Agreement, (C) each Credit Party that is a party to a Foreign Obligations Security Agreement, unless it is the other party to such merger, amalgamation or consolidation, shall have by a supplement to the relevant Foreign Obligations Security Agreement (or other form of documentation reasonably acceptable to the Collateral Agent), confirmed that its obligations thereunder shall apply its Foreign Obligations Guarantee as confirmed pursuant to clause (B), (D) each mortgagor of a Mortgaged Property securing the Foreign Obligations, unless it is the other party to such merger or consolidation, shall have confirmed that its obligations under the applicable Mortgage shall apply to its Foreign Obligations Guarantee as confirmed pursuant to clause (B) and (E) the Foreign Subsidiary Borrower shall have delivered to the Administrative Agent (x) an officer’s certificate stating that such merger or consolidation and such supplements (or other documentation in accordance herewith) preserve the enforceability of the Foreign Obligations Guarantees and the perfection and priority of the Liens under the Foreign Obligations Security Agreement and (y) if reasonably requested by the Administrative Agent, an opinion of counsel to the effect that such merger or consolidation does not violate this Agreement or any other Credit Document (it being understood that if the foregoing are satisfied, the Successor Foreign Subsidiary Borrower will succeed to, and be substituted for, the Foreign Subsidiary Borrower under this Agreement);

(d)                                 any Restricted Subsidiary that is not a Credit Party may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Parent Borrower or any other Restricted Subsidiary;

(e)                                  any Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to any U.S. Credit Party; provided that the consideration for any such disposition by any Person other than a U.S. Obligations Guarantor shall not exceed the fair value of such assets;

(f)                                   any Non-Domestic Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to a Foreign Obligations Credit Party, provided that the consideration for any such disposition by any Person other than a Foreign Obligations Guarantor shall not exceed the fair value of such assets;

(g)                                  any Restricted Subsidiary (other than the Foreign Subsidiary Borrower) may liquidate or dissolve if (i) the Parent Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Parent Borrower and is not materially disadvantageous to the Lenders and (ii) to the extent such Restricted Subsidiary is (A) a U.S. Credit Party, any assets or business not otherwise disposed of or transferred in accordance with Section 10.4 or 10.5 or, in the case of any such business, discontinued, shall be transferred to, or otherwise owned or conducted by, a U.S. Credit Party after giving effect to such liquidation or dissolution or (B) a Foreign Obligations Guarantor, any assets or business not otherwise disposed of or transferred in accordance with Section 10.4 or 10.5 or, in the case of any such business, discontinued, shall be transferred to or otherwise owned or conducted by, another Credit Party after giving effect to such liquidation or dissolution;

(h)                                 to the extent that no Default or Event of Default would result from the consummation of such disposition, the Parent Borrower and its Restricted Subsidiaries may consummate a merger, dissolution, liquidation, consolidation or disposition, the purpose and effect of which is to structure and effect a disposition permitted pursuant to Section 10.4 or an Investment permitted pursuant to Section 10.5;

(i)                                     the Parent Borrower may consolidate or merge with or into or wind up into (whether or not the Parent Borrower is the surviving Person), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets, in one or more related transactions, to any Person if:

(i)      either: (x) the Parent Borrower is the surviving corporation or (y) the Person formed by or surviving any such consolidation or merger (if other than the Parent Borrower) or to which such sale, assignment, transfer, lease, conveyance or other disposition will have been made is a corporation organized or existing under the laws of the jurisdiction of organization of the Parent Borrower or the laws of the United States, any state thereof, the District of Columbia or any territory thereof (such Person, as the case may be, being herein called the “Successor Company”),

(ii)      the Successor Company, if other than the Parent Borrower, expressly assumes all the obligations of the Parent Borrower under the Credit Documents pursuant to documentation reasonably satisfactory to the Administrative Agent,

(iii)      immediately after such transaction (and treating any Indebtedness that becomes an obligation of the Successor Company or any of its Restricted Subsidiaries as a result of such transaction as having been incurred by the Successor Company or such Restricted Subsidiary at the time of such transaction), no Default or Event of Default shall have occurred and be continuing,

(iv)      immediately after giving effect on a Pro Forma Basis to such transaction and any related financing transactions, as if such transactions had occurred at the beginning of the applicable four-quarter period, the ratio of the Consolidated EBITDA to Consolidated Interest Expense for the Successor Company, the Parent Borrower and its Restricted Subsidiaries would be greater than such ratio for the Parent Borrower and its Restricted Subsidiaries immediately prior to such transaction,

(v)      each Guarantor shall have confirmed pursuant to a supplement that its Guarantee shall apply to such Successor Company’s obligations under the Credit Documents,

(vi)      each U.S. Credit Party shall have confirmed pursuant to a supplement that its Security Documents shall apply to such Successor Company’s obligations under the Credit Documents, and, if applicable, to such U.S. Credit Party’s obligations under the Guarantee,

(vii)      to the extent any assets of the Person which is merged or consolidated with or into the Successor Company are assets of the type which would constitute Collateral under the Security Documents, the Successor Company will take such action as may be reasonably requested by the Administrative Agent to the extent necessary to cause such property and assets to be made subject to the Liens under the Collateral Documents and shall take all reasonably necessary action so that such Lien is perfected to the extent required by the Security Documents; and

(viii)      the Collateral owned by or transferred to the Successor Company shall:

(a)                                 continue to constitute Collateral under this Agreement and the Security Documents,

(b)                                 be subject to the Lien in favor of the Collateral Agent for the benefit of the Secured Parties, and

(c)                                  not be subject to any Lien other than Permitted Liens or Liens otherwise permitted hereunder, and

(ix)         the Parent Borrower shall have delivered to the Administrative Agent an officer’s certificate and an opinion of counsel reasonably satisfactory to the Administrative Agent, each stating that such consolidation, merger or transfer and such supplemental Guarantees and Security Documents and other documents, if any, comply with this Agreement and covering such other matters as the Administrative Agent shall reasonably request.

Upon the occurrence of any transaction described in this Section 10.3(i), the successor corporation formed by such transaction shall succeed to, and be substituted for (so that from and after the date of such transaction, the provisions of this Agreement referring to the Parent Borrower shall refer instead to the Successor Company and not to the Parent Borrower), and may exercise every right and power of, and shall have every obligation of, the Parent Borrower under this Agreement and the other Credit Documents with the same effect as if such Successor Company had been named as the Parent Borrower herein.

(j)                                    any Restricted Subsidiary may consolidate or merge with or into or wind up into (whether or not such Restricted Subsidiary is the surviving Person), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets, in one or more related transactions, to any Person if:

(i)                                     either: (x) such Restricted Subsidiary is the surviving Person or (y) the Person formed by or surviving any such consolidation or merger (if other than the Parent Borrower) or to which such sale, assignment, transfer, lease, conveyance or other disposition will have been made is a Person (A) organized or existing under the laws of the United States, any state or territory thereof of, the District of Columbia if such Restricted Subsidiary is a Restricted Domestic Subsidiary or (B) not organized or existing under the laws of the United States, any state or territory thereof of, the District of Columbia if such Restricted Subsidiary is a Restricted Non-Domestic Subsidiary (such Person, as the case may be, being herein called the “Successor Restricted Subsidiary”),

(ii)                                  the Successor Restricted Subsidiary, if other than such Restricted Subsidiary, expressly assumes all the obligations (if any) of such Restricted Subsidiary under the Credit Documents pursuant to documentation reasonably satisfactory to the Administrative Agent,

(iii)                               immediately after giving effect to such transaction (and treating any Indebtedness that becomes an obligation of the Successor Restricted Subsidiary or any of its Restricted Subsidiaries as a result of such transaction as having been incurred by the Successor Restricted Subsidiary or such Restricted Subsidiary at the time of such transaction), no Default or Event of Default shall have occurred and be continuing,

(iv)                              immediately after giving effect on a Pro Forma Basis to such transaction and any related financing transactions, as if such transactions had occurred at the beginning of the applicable four-quarter period, the ratio of the Consolidated EBITDA to Consolidated Interest Expense for the Parent Borrower and its Restricted Subsidiaries would be greater than such ratio for the Parent Borrower and its Restricted Subsidiaries immediately prior to such transaction,

(v)                                 notwithstanding anything to the contrary contained in any other provision hereof, to the extent any assets of the Person which is merged or consolidated with or into the Successor Restricted Subsidiary are assets of the type which would constitute Collateral under the Security Documents, the Successor Restricted Subsidiary will take such action as may be reasonably requested by the Administrative Agent to the extent necessary to cause such property and assets to be made subject to the Liens under the Collateral Documents and shall take all reasonably necessary action so that such Lien is perfected to the extent required by the Security Documents; and

(vi)                              notwithstanding anything to the contrary contained in any other provision hereof, the Collateral owned by or transferred to the Successor Restricted Subsidiary shall (a) continue to constitute Collateral under this Agreement and the Security Documents, (b) be subject to the Lien in favor of the Collateral Agent for the benefit of the Secured Parties, and (c) not be subject to any Lien other than Permitted Liens or Liens otherwise permitted hereunder, and

(vii)                           the Parent Borrower shall have delivered to the Administrative Agent an officer’s certificate and an opinion of counsel reasonably satisfactory to the Administrative Agent, each stating that such consolidation, merger or transfer and such supplemental Guarantees and Security Documents and other documents, if any, comply with this Agreement and covering such other matters as the Administrative Agent shall reasonably request.

Upon the occurrence of any transaction described in this Section 10.3(j), the successor corporation formed by such transaction shall succeed to, and be substituted for (so that from and after the date of such transaction, the provisions of this Agreement, referring to the Parent Borrower shall refer instead to the Successor Restricted Subsidiary and not to the Parent Borrower), and may exercise every right and power of, and shall have every obligation of, the Restricted Subsidiary survived by such Successor Restricted Subsidiary under this Agreement and the other Credit Documents with the same effect as if such Successor Restricted Subsidiary had been named as such survived Restricted Subsidiary herein.

10.4.                     Limitation on Sale of Assets.  No Borrower will, and no Borrower will permit any of its respective Restricted Subsidiaries to, (i) convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including receivables and leasehold interests), whether now owned or hereafter acquired or (ii) sell to any Person (other than the Parent Borrower or a Guarantor) any shares owned by it of any Restricted Subsidiary’s Stock and Stock Equivalents, except that:

(a)                                 the Parent Borrower and the Restricted Subsidiaries may sell, transfer or otherwise dispose of (i) inventory, (ii) obsolete or surplus equipment and vehicles in the ordinary course of business, (iii) Permitted Investments and (iv) assets for the purposes of charitable contributions or similar gifts to the extent such assets are not material to the ability of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, to conduct its business in the ordinary course;

(b)                                 the Parent Borrower and the Restricted Subsidiaries may sell, transfer or otherwise dispose of assets (including, without limitation, any Stock or Stock Equivalents in any Restricted Subsidiary whether pursuant to an initial public offering or otherwise) (each of the foregoing, a “Disposition”), excluding a Disposition of accounts receivable, except in connection with the Disposition of any business to which such accounts receivable relate, for fair value; provided that (i) to the extent required, the Net Cash Proceeds thereof to the Parent Borrower and the Restricted Subsidiaries are promptly applied to the prepayment of Term Loans as provided for in Section 5.2 and subclause (v) below, (ii) after giving effect to any such sale, transfer or disposition, no Default or Event of Default shall have occurred and be continuing, (iii) with respect to any Disposition pursuant to this clause (b) for a purchase price in excess of $5,000,000, the Person making such Disposition shall receive not less than 75% of such consideration in the form of cash or Permitted Investments, (iv) any non-cash proceeds received are pledged to the Collateral Agent to the extent required under Section 9.12; provided that the amount of (A) any liabilities (as shown on the Parent Borrower’s or such Restricted Subsidiary’s most recent balance sheet or in the footnotes thereto) of the Parent Borrower or such Restricted Subsidiary, other than liabilities that are by their terms subordinated to the Obligations (in the case of the Parent Borrower) or the Guarantees (in the case of such Restricted Subsidiary), that are assumed by the transferee of any such assets and for which the Parent Borrower and all of its Restricted Subsidiaries have been validly released by all creditors in writing, (B) any securities received by the Parent Borrower or such Restricted Subsidiary from such transferee that are converted by the Parent Borrower or such Restricted Subsidiary into cash (to the extent of the cash received) within 180 days following the closing of such Asset Sale, and (C) any Designated Non-Cash Consideration received by the Parent Borrower or such Restricted Subsidiary in such Asset Sale having an aggregate Fair Market Value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (C) that is at that time outstanding, not to exceed 5.0% of Consolidated Total Assets at the time of the receipt of such Designated Non-Cash Consideration, with the Fair Market Value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value, shall be deemed to be cash for purposes of this Section 10.4(b)(iii) and for no other purpose, and (v) other than in the case of a Disposition of any Stock or Stock Equivalents representing up to 20% of the Stock or Stock Equivalents of any Brazilian Subsidiary (or, from and after the date any Asian Subsidiary becomes a Restricted Subsidiary in accordance with the terms hereof, such Asian Subsidiary) sold in the initial public offering of equity of any Brazilian Subsidiary (or any Asian Subsidiary, if applicable), to the extent the aggregate Net Cash Proceeds of such Dispositions pursuant to Section 10.4(b) are in excess of the greater of $300,000,000 and 4.0% of the Consolidated Total Assets of the Parent Borrower and the Restricted Subsidiaries at the date of such Disposition, the Net Cash Proceeds of such Disposition (without giving effect to any reinvestment right pursuant to clause (b)(i)) shall be promptly applied to the repayment of the Term Loans.

(c)                                  (i) the Parent Borrower and the other U.S. Credit Parties may make Dispositions to the Parent Borrower or any other U.S. Credit Party, (ii) any Restricted Domestic Subsidiary that is not a Credit Party may make Dispositions to the Parent Borrower or any Restricted Domestic Subsidiary; provided that such Disposition shall be for fair value, (iii) any Restricted Non-Domestic Subsidiary may make Dispositions to any other Restricted Non-Domestic Subsidiary; provided that such Disposition shall be for fair value, and (iv) any Restricted Non-Domestic Subsidiary may make Dispositions to the Parent Borrower and any Restricted Domestic Subsidiary that is a Credit Party, provided that such Disposition shall be for fair value;

(d)                                 the Parent Borrower and any Restricted Subsidiary may effect any (i) transaction permitted by Section 10.3 (other than any transaction permitted by Section 10.3(j)), 10.5 or 10.6 and (ii) assignment of any intercompany lease, sublease or license and/or any right, title and interest under any intercompany lease, sublease or license, as collateral, to the extent a Lien thereon is also permitted under Section 10.2(c);

(e)                                  the Parent Borrower and the Restricted Subsidiaries may lease, sublease, license or sublicense (on a non-exclusive basis with respect to any intellectual property) real, personal or intellectual property in the ordinary course of business;

(f)                                   the Parent Borrower and the Restricted Subsidiaries may effect Dispositions of property (including like-kind exchanges) to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are promptly applied to the purchase price of such replacement property, in each case under Section 1031 of the Code or otherwise;

(g)                                  the Parent Borrower and the Restricted Subsidiaries may effect Dispositions of Investments in joint ventures (regardless of the form of legal entity) to the extent required by, or made pursuant to, customary buy/sell arrangements (including, without limitation, any puts, calls or deadlock buyouts) between the joint venture parties set forth in joint venture arrangements and similar binding arrangements;

(h)                                 the Parent Borrower and the Restricted Subsidiaries may effect Dispositions listed on Schedule 10.4 (“Scheduled Dispositions”);

(i)                                     the Parent Borrower and the Restricted Subsidiaries may effect transfers of property which constitute a “Casualty Event”;

(j)                                    the Parent Borrower and the Restricted Subsidiaries may effect Dispositions of delinquent accounts receivable in the ordinary course of business in connection with the collection or compromise thereof;

(k)                                 the Parent Borrower and the Restricted Subsidiaries may effect the unwinding of any Hedge Agreement;

(l)                                     the Parent Borrower and the Restricted Subsidiaries may effect a Disposition of any asset between or among the Parent Borrower and/or its Restricted Subsidiaries as a substantially concurrent interim Disposition in connection with a Disposition otherwise permitted pursuant to clauses (a) through (k) above;

(m)                             any Restricted Subsidiary may effect sales of Student Loans in Permitted Student Loan Securitization Transactions; and

(n)                                 the Parent Borrower and the Restricted Subsidiaries may effect Permitted Sale Leasebacks; provided that Net Cash Proceeds (without giving effect to any reinvestment right) of Permitted Sale Leasebacks received from and after the Restatement Effective Date in respect of assets owned by the Parent Borrower or a Restricted Subsidiary (of which no more than $250,000,000 shall be Net Cash Proceeds of Permitted Sale Leasebacks in respect of assets of the Parent Borrower or a Restricted Subsidiary owned as of the Restatement Effective Date) shall be (i) used, up to the Maximum Permitted SLB/Lien Amount as calculated immediately prior to such Permitted Sale Leaseback, for Permitted SLB Investments, in each case consummated or reinvested no later than the last day of the Reinvestment Period after the consummation of such Permitted Sale Leaseback, or (ii) applied to the prepayment of the Term Loans.

10.5.                     Limitation on Investments.  No Borrower will, and no Borrower will permit any of its respective Restricted Subsidiaries to, make any Investment except:

(a)                                 extensions of trade credit in the ordinary course of business;

(b)                                 Investments that were Permitted Investments when such Investments were made;

(c)                                  loans and advances to officers, directors and employees of the Parent Borrower (or any direct or indirect parent thereof) or any of its Subsidiaries (i) for reasonable and customary business-related travel, entertainment, relocation and analogous ordinary business purposes (including employee payroll advances), (ii) in connection with such Person’s purchase of Stock or Stock Equivalents of the Parent Borrower (or any direct or indirect parent thereof; provided that, to the extent such loans and advances are made in cash, the amount of such loans and advances used to acquire such Stock or Stock Equivalents shall be contributed to the Parent Borrower in cash) and (iii) for purposes not described in the foregoing subclauses (i) and (ii); provided that the aggregate principal amount outstanding pursuant to subclause (iii) shall not exceed $10,000,000;

(d)                                 Investments existing on, or made pursuant to legally binding written commitments in existence on, the Restatement Effective Date, as set forth on Schedule 10.5 and any extensions, renewals or reinvestments thereof, so long as the amount of any Investment made pursuant to this clause (d) is not increased at any time above the amount of such Investment set forth on Schedule 10.5;

(e)                                  Investments received in connection with the bankruptcy or reorganization of suppliers or customers and in settlement of delinquent obligations of, and other disputes with, customers arising in the ordinary course of business or upon foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment;

(f)                                   Investments to the extent that payment for such Investments is made with Stock or Stock Equivalents of Holdings or of the Parent Borrower;

(g)                                  Investments

(i)    by the Parent Borrower or any Restricted Subsidiary in any U.S. Credit Party;

(ii)   between or among Restricted Domestic Subsidiaries that are not Credit Parties;

(iii)  between or among Restricted Non-Domestic Subsidiaries;

(iv)  by Restricted Non-Domestic Subsidiaries in Restricted Domestic Subsidiaries or the Parent Borrower;

(v)   consisting of intercompany Investments by the Parent Borrower or any Restricted Domestic Subsidiary in any Restricted Non-Domestic Subsidiary incurred in the ordinary course of business in connection with cash management operations (including with respect to intercompany self-insurance arrangements), or in connection with or for use for general working capital purposes, capital expenditures, to service Indebtedness, to finance acquisitions or Investments or to fund losses at Restricted Subsidiaries; provided that: (A) any intercompany Investment being made by a Credit Party in a Restricted Non-Domestic Subsidiary shall be in the form of a loan or advance, and shall be evidenced by a promissory note (other than such intercompany Investments, including Investments consisting of Stock or Stock Equivalents of such U.S. Credit Party (other than Disqualified Stock), valued at the fair value (determined by the Parent Borrower acting in good faith) of each such Investment at the time each such Investment was made, which, when taken together with all other intercompany Investments made pursuant to this clause (v), shall not exceed 20% of the intercompany Investments permitted to be made pursuant to this clause (v)); (B) the Parent Borrower or such Restricted Subsidiary making such loan or advance shall comply with Section 9.12 to the extent applicable, and with Section 10.1(b); and (C) the gross aggregate amount of such intercompany Investments shall not exceed the sum of (i) $100,000,000, plus (ii) with respect to any Investments from the Parent Borrower or any Restricted Domestic Subsidiary to a Restricted Non-Domestic Subsidiary, (a) such amounts that may from time to time after the Restatement Effective Date be paid from Restricted Non-Domestic Subsidiaries to the Parent Borrower and Restricted Domestic Subsidiaries (whether in the form of intercompany loan repayments, dividends, or payments of management fees, royalties or other charges), less (b) amounts of intercompany Investments made by the Parent Borrower or any Restricted Domestic Subsidiary in any Restricted Non-Domestic Subsidiary pursuant to this Section 10.5(g)(v)(C)(ii);

(vi)   by Credit Parties in any Restricted Subsidiary that is not a Credit Party, to the extent that the aggregate amount of all Investments made on or after the Restatement Effective Date pursuant to this clause (vi), valued at the fair market value (determined by the Parent Borrower acting in good faith) of each such Investment at the time each such Investment was made, is not in excess of (w) $20,000,000 plus (x) the Applicable Equity Amount at such time plus (y) to the extent the Consolidated Total Debt to Consolidated EBITDA Ratio is not greater than 4.75 to 1.00, both before and after giving effect, on a Pro Forma Basis, to the making of such Investment, the Applicable Amount at such time; and

(vii)   by Credit Parties in any Restricted Subsidiary that is not a Credit Party so long as such Investment is part of a series of simultaneous Investments by Restricted Subsidiaries in other Restricted Subsidiaries that result in the proceeds of the initial Investment being invested in one or more Credit Parties;

provided, however, that notwithstanding anything to the contrary in this clause (g), this clause (g) shall not permit a direct or indirect Investment by a U.S. Credit Party in a Non-Domestic Subsidiary except pursuant to clause (g)(v);

(h)                                 Investments constituting Permitted Acquisitions (including any Foreign Acquisitions);

(i)                                     Investments constituting non-cash proceeds of Dispositions of assets to the extent permitted by Section 10.4;

(j)                                    Investments made to repurchase or retire Stock or Stock Equivalents of the Parent Borrower or any direct or indirect parent thereof owned by any employee or any stock ownership plan or key employee stock ownership plan of the Parent Borrower (or any direct or indirect parent thereof) in an aggregate amount, when combined with distributions made pursuant to Section 10.6(b), not to exceed $25,000,000 in any Fiscal Year;

(k)                                 Investments consisting of dividends permitted under Section 10.6 owed to the Parent Borrower by Restricted Subsidiaries.

(l)                                     loans and advances to any direct or indirect holding company of the Parent Borrower in lieu of, and not in excess of the amount of, dividends to the extent permitted to be made to such parent in accordance with Section 10.6(c);

(m)                             Investments in the ordinary course of business consisting of endorsements for collection or deposit and customary trade arrangements with customers consistent with past practices;

(n)                                 advances of payroll payments to employees in the ordinary course of business;

(o)                                 Guarantee Obligations of the Parent Borrower or any Restricted Subsidiary of leases (other than Capital Leases) or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business;

(p)                                 Investments held by a Person acquired (including by way of merger or consolidation) after the Restatement Effective Date otherwise in accordance with this Section 10.5 to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger or consolidation;

(q)                                 Investments in Hedge Agreements permitted by Section 10.1;

(r)                                    intercompany transfers of creditor positions in respect of Indebtedness outstanding pursuant to Sections 10.1(a), 10.1(g) or 10.1(i);

(s)                                   other Investments (including but not limited to (A) minority Investments and Investments in Unrestricted Subsidiaries, (B) Investments in joint ventures (regardless of the form of legal entity) or similar Persons that do not constitute Restricted Subsidiaries and (C) Investments in Subsidiaries that are not Credit Parties), which outstanding Investments when aggregated with (i) all aggregate principal amounts paid pursuant to Section 10.7(a) from the Restatement Effective Date and (ii) all loans and advances made to any direct or indirect holding company of the Parent Borrower pursuant to Section 10.5(l) in lieu of dividends permitted by Section 10.6(c) and (iii) all dividends paid pursuant to Section 10.6(c), shall not exceed at the time such Investment is made an amount equal to (x) $175,000,000 plus (y) the Applicable Equity Amount at such time plus (z) to the extent the Consolidated Total Debt to Consolidated EBITDA Ratio is not greater than 4.75 to 1.00, both before and after giving effect, on a Pro Forma Basis, to the making of such Investment, the Applicable Amount at the time such Investment is made;

(t)                                    Investments consisting of licensing of intellectual property pursuant to joint marketing arrangements with other Persons in the ordinary course of business;

(u)                                 Investments arising from the creation, holding or sale of Student Loans made by any Restricted Subsidiary in the ordinary course of business, including, without limitation, the Investment arising from any guarantee by any Restricted Subsidiary of student loans offered pursuant to any student loan program to students of such Restricted Subsidiary;

(v)                                 Investments by the Parent Borrower or any Restricted Subsidiary in any Affiliate of the Parent Borrower that is controlled by Holdings or in Holdings; provided that the aggregate amount of Investments at any time outstanding pursuant to this clause (v), when taken together with the aggregate amount of dividends paid pursuant to Section 10.6(d)(iii)(B), shall not exceed $25,000,000; and

(w)                               Permitted SLB Investments financed with up to the Maximum Permitted SLB/Lien Amount as calculated immediately prior to such Permitted SLB Investments of proceeds of Permitted Sale Leasebacks or Permitted SLB/Lien Prepayment Events received from and after the Restatement Effective Date (of which no more than $250,000,000 shall be proceeds of Permitted Sale Leasebacks or Permitted SLB/Lien Prepayment Events in respect of assets of the Parent Borrower or a Restricted Subsidiary owned as of the Restatement Effective Date) and consummated no later than the last day of the Reinvestment Period after the consummation of such Permitted Sale Leaseback or Permitted SLB/Lien Prepayment Event, as applicable.

In the event that any Investment meets the criteria of more than one of the categories of Investment described in clauses (a) through (w) above, the Parent Borrower may select which such category shall apply to such Investment and may, in its sole discretion, divide the Investment among multiple available categories pursuant to more than one of the above clauses.

10.6.                     Limitation on Dividends.  The Parent Borrower will not declare or pay any dividends (other than dividends payable solely in its Stock) or return any capital to its stockholders or make any other distribution, payment or delivery of property or cash to its stockholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for consideration, any shares of any class of its Stock or Stock Equivalents or the Stock or Stock Equivalents of any direct or indirect parent now or hereafter outstanding, or set aside any funds for any of the foregoing purposes, or permit any of the Restricted Subsidiaries to purchase or otherwise acquire for consideration any Stock or Stock Equivalents of the Parent Borrower, now or hereafter outstanding (all of the foregoing, “dividends”); provided that, so long as no Default or Event of Default exists or would exist after giving effect thereto:

(a)                                 the Parent Borrower may (or may pay dividends to permit any direct or indirect parent thereof to) redeem in whole or in part any of its Stock or Stock Equivalents for another class of its (or such parent’s) Stock or Stock Equivalents or with proceeds from substantially concurrent equity contributions or issuances of new Stock or Stock Equivalents, provided that such new Stock or Stock Equivalents contain terms and provisions at least as advantageous to the Lenders in all respects material to their interests as those contained in the Stock or Stock Equivalents redeemed thereby;

(b)                                 the Parent Borrower may (or may pay dividends to permit any direct or indirect parent thereof) in an aggregate amount, when combined with amounts paid pursuant to Section 10.5(j), not to exceed $25,000,000 in any Fiscal Year, to repurchase its (or such parent’s) Stock or Stock Equivalents held by any present or former officer, director or employee (or their respective Affiliates, estates or immediate family members) of the Parent Borrower and its

Subsidiaries or any parent thereof, so long as such repurchase is pursuant to, and in accordance with the terms of, management and/or employee stock plans, stock subscription agreements or shareholder agreements or any other management or employee benefit plan or agreement;

(c)                                  the Parent Borrower may pay dividends on its Stock or Stock Equivalents; provided that the amount of all such dividends paid from the Restatement Effective Date pursuant to this clause (c), when aggregated with (i) all aggregate principal amounts paid pursuant to Section 10.7(a) from the Restatement Effective Date and (ii) (A) all loans and advances made to any direct or indirect holding company of the Parent Borrower pursuant to Section 10.5(l) in lieu of dividends permitted by this clause (c) and (B) all Investments made pursuant to Section 10.5(s), shall not exceed an amount equal to (x) (I) at any time at which the Consolidated Total Debt to Consolidated EBITDA Ratio would be equal to or less than 4.75 to 1.00 but greater than 3.75 to 1.00 (giving effect on a Pro Forma Basis to such dividend) $75,000,000, or (II) at any time at which the Consolidated Total Debt to Consolidated EBITDA Ratio would be equal to or less than 3.75 to 1.00 (giving effect on a Pro Forma Basis to such dividend), $150,000,000) plus (y) the Applicable Equity Amount plus (z) to the extent the Consolidated Total Debt to Consolidated EBITDA Ratio is not greater than 4.75 to 1.00, both before and after giving effect, on a Pro Forma Basis, to the payment of such dividend, the Applicable Amount at the time such dividends are paid;

(d)                                 the Parent Borrower may pay dividends:

(i)                                     the proceeds of which shall be used to allow any direct or indirect holding company of the Parent Borrower to pay (A) its operating expenses incurred in the ordinary course of business and other corporate overhead costs and expenses (including administrative, legal, accounting and similar expenses provided by third parties), which are reasonable and customary and incurred in the ordinary course of business and attributable to the ownership or operations of the Parent Borrower or its Subsidiaries, (B) any reasonable and customary indemnification claims made by directors or officers of the Parent Borrower (or any parent thereof) attributable to the ownership or operations of the Parent Borrower and its Restricted Subsidiaries or (C) fees and expenses otherwise due and payable by the Parent Borrower or any of its Restricted Subsidiaries and permitted to be paid by the Parent Borrower or such Restricted Subsidiary under this Agreement;

(ii)                                  the proceeds of which shall be used to pay franchise and excise taxes and other fees, taxes and expenses required to maintain the corporate existence of any direct or indirect holding company of the Parent Borrower that holds no material assets other than Stock in the Parent Borrower;

(iii)                               (A) to any direct or indirect holding company of the Parent Borrower to finance any Investment permitted to be made by the Parent Borrower or a Restricted Subsidiary pursuant to Section 10.5; provided that (x) such dividend shall be made substantially concurrently with the closing of such Investment, (y) such parent shall, immediately following the closing thereof, cause (1) all property acquired (whether assets, Stock or Stock Equivalents) to be contributed to the Parent Borrower or such Restricted Subsidiary or (2) the merger (to the extent permitted in Section 10.5) of the

Person formed or acquired into the Parent Borrower or any of its Restricted Subsidiaries and (z) the Parent Borrower shall comply with Sections 9.11 and 9.12 to the extent applicable and (B) to Holdings to enable Holdings to make any Investment in any Affiliate of the Parent Borrower that is controlled by Holdings; provided that (x) such dividend shall be made substantially concurrently with the closing of such Investment and (y) the aggregate amount of dividends paid pursuant to this clause (d)(iii)(B), when aggregated with the aggregate amount of outstanding Investments made pursuant to Section 10.5(v), shall not exceed $25,000,000;

(iv)                              the proceeds of which shall be used to pay customary costs, fees and expenses (other than to Affiliates) related to any unsuccessful equity or debt offering or acquisition permitted by this Agreement payable by the Parent Borrower or its Restricted Subsidiaries and permitted to be paid by the Parent Borrower or its Restricted Subsidiaries by this Agreement;

(v)                                 for any period during which the Parent Borrower is a member of a group filing a consolidated, combined or unitary tax return with a direct or indirect holding company, dividends the proceeds of which will be used to pay Taxes to the extent such Taxes are attributable to the income of the Parent Borrower and its Subsidiaries, in amounts not to exceed the amount of the relevant Taxes (including any penalties and interest) that the Parent Borrower would owe if the Parent Borrower were filing a separate tax return (or a separate consolidated, combined or unitary return with its Subsidiaries that are members of the consolidated, combined or unitary group); and

(vi)                              the proceeds of which shall be used to pay customary salary, bonus and other benefits payable to officers and employees of any direct or indirect parent company of the Parent Borrower to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of the Parent Borrower and its Restricted Subsidiaries; provided, that the amount of all dividends made pursuant to this clause (d)(vi) shall be deemed to be a cash labor expense of the Parent Borrower (and shall be deducted from Consolidated Net Income); provided, further, that the aggregate amount of dividends made pursuant to this clause (d)(vi) shall not exceed $1,000,000 in any Fiscal Year;

(e)                                  the Parent Borrower or any of the Restricted Subsidiaries may (i) pay cash in lieu of fractional shares in connection with any dividend, split or combination thereof or any Permitted Acquisition and (ii) honor any conversion request by a holder of convertible Indebtedness and make cash payments in lieu of fractional shares in connection with any such conversion and may make payments on convertible Indebtedness in accordance with its terms;

(f)                                   the Parent Borrower may declare and pay dividends on the Parent Borrower’s common stock following the first public offering of the Parent Borrower’s common stock or the common stock of any of its direct or indirect parents after the Restatement Effective Date, of up to 6% per annum of the net proceeds received by or contributed to the Parent Borrower in or from any such public offering to the extent such net proceeds are not utilized in connection with other transactions permitted by Section 10.5, 10.6 or 10.7; and

(g)                                  the Parent Borrower may pay dividends in an amount equal to withholding or similar Taxes payable or expected to be payable by any present or former employee, director, manager or consultant (or their respective Affiliates, estates or immediate family members) and any repurchases of Stock or Stock Equivalents in consideration of such payments including deemed repurchases in connection with the exercise of stock options.

(h)                                 Notwithstanding anything to the contrary contained in this Section 10 (including Section 10.5 and this Section 10.6), no Borrower will, and no Borrower will permit any of its respective Restricted Subsidiaries to, pay any cash dividend or make any cash distribution on or in respect of the Parent Borrower’s Stock or Stock Equivalents, or purchase or otherwise acquire for cash any Stock or Stock Equivalents of the Parent Borrower or any direct or indirect holding company of the Parent Borrower, for the purpose of paying any cash dividend or making any cash distribution to, or acquiring any Stock or Stock Equivalents of the Parent Borrower or any direct or indirect holding company of the Parent Borrower for cash from, the Sponsor Group, or guarantee any Indebtedness of any Affiliate of the Parent Borrower for the purpose of paying such dividend, making such distribution or so acquiring such Stock or Stock Equivalents to or from the Sponsor Group, in each case by means of utilization of the cumulative dividend and investment credit provided by the use of the Applicable Amount or the exceptions provided by Sections 10.5(l), 10.5(s), 10.6(c) and 10.7(a), unless at the time and after giving effect to such payment, the Consolidated Total Debt to Consolidated EBITDA Ratio would be equal to or less than 4.75 to 1.00.

(i)                                     Notwithstanding anything to the contrary contained in this Section 10 (including Section 10.5 and this Section 10.6), no Borrower will, and no Borrower will permit any of its respective non-wholly-owned Restricted Subsidiaries to, declare or pay any dividends unless the Parent Borrower or Restricted Subsidiaries receive, or shall have received, an amount at least equal to the pro rata share of such dividends that would have been paid to the Parent Borrower or any Restricted Subsidiaries if such dividends were paid based on the direct or indirect percentage ownership interest in such non-wholly-owned Restricted Subsidiary held by the Parent Borrower or by the Restricted Subsidiary that holds equity in the Restricted Subsidiary paying such dividend.  For purposes of this Section 10.6(i) only, fees or royalty payments received from the applicable non-wholly owned Subsidiary by the Parent Borrower or by any Restricted Subsidiary shall also be deemed to be dividends to the extent the third-party minority owners of such non-wholly owned Subsidiary have a right to receive (and do receive) a payment, in the form of a dividend, that is not greater than the amount that would be proportional to the fee or royalty payment paid to the Parent Borrower or any Restricted Subsidiaries, based on their respective ownership interests of the third-party minority owners and the Parent Borrower or any Restricted Subsidiaries (whether direct or indirect) in such non-wholly owned Subsidiary.

(j)                                    So long as no Default or Event of Default is continuing or would result therefrom, the Parent Borrower may redeem in whole or in part any of its Stock or Stock Equivalents previously issued to any Person as consideration in connection with a Permitted Acquisition (such Stock or Stock Equivalents, the “Specified Stock Consideration”) for cash; provided that (i) the cash paid to redeem such Specified Stock Consideration, when aggregated with all other cash payments made for such Specified Stock Consideration shall not exceed the value attributed to such Specified Stock Consideration at the time of such Permitted Acquisition (with such adjustments to such valuation to give effect to any applicable currency fluctuations between the date of issuance of such Specified Stock Consideration and the date of redemption), and (ii) the issuance of such Specified Stock Consideration to such Person in connection with such Permitted Acquisition shall be deemed, for all purposes hereunder after such redemption, to have been a cash payment in respect of such Permitted Acquisition made on the date of issuance in an amount equal to the cash paid to redeem such Specified Stock Consideration.

10.7.                     Limitations on Debt Payments and Amendments.

(a)                                 No Borrower will, and no Borrower will permit any of its respective Restricted Subsidiaries to, prepay, repurchase or redeem or otherwise defease (x) any Senior Subordinated Notes, or (y) any other Permitted Additional Debt that is subordinated to the Obligations, in each case, other than (i) as contemplated by Section 10.1(i) or (ii) with the proceeds of the Series B Additional Term Loans; provided, however, without limiting the prepayments, repurchases, redemptions and defeasances permitted pursuant to the foregoing clauses (i) and (ii), that so long as no Default or Event of Default shall have occurred and be continuing at the date of such prepayment, repurchase, redemption or other defeasance or would result therefrom, the Parent Borrower or any Restricted Subsidiary may prepay, repurchase or redeem Senior Subordinated Notes, or such Permitted Additional Debt:

(i)                                     in an aggregate amount from the Restatement Effective Date, when aggregated with (A) the aggregate amount of dividends paid pursuant to Section 10.6(c) from the Restatement Effective Date and (B) all (I) Investments made pursuant to Section 10.5(s) and (II) loans and advances to any direct or indirect holding company of the Parent Borrower made pursuant to Section 10.5(l), not in excess of the sum of (1) $125,000,000 plus (2) the Applicable Equity Amount at the time of such prepayment, repurchase or redemption plus (3) to the extent the Consolidated Total Debt to Consolidated EBITDA Ratio is not greater than 4.75 to 1.00, both before and after giving effect, on a Pro Forma Basis, to the making of such prepayment, repurchase or redemption, the Applicable Amount at the time of such prepayment, repurchase or redemption; and

(ii)                                  in the case of Permitted Additional Debt, with the proceeds of other Permitted Additional Debt.

(b)                                 Notwithstanding anything in this Agreement to the contrary, to the extent that the prepayment, repurchase or redemption pursuant to this Section 10.7 is made from the proceeds of or in exchange for other Indebtedness incurred by the Parent Borrower or its Restricted Subsidiaries, such Indebtedness, except with respect to the Series B Additional Term Loans, shall be subject to subordination provisions on terms at least as favorable to the Lenders as the Senior Subordinated Notes being prepaid, repurchased, or redeemed.

(c)                                  The Parent Borrower will not waive, amend or modify any Senior Notes, Senior Subordinated Notes or Permitted Additional Debt that is subordinated to the Obligations or, in each case, the terms applicable thereto, to the extent that any such waiver, amendment, or modification would be adverse to the Lenders in any material respect.

(d)                                 For the avoidance of doubt, nothing in this Section 10.7 shall restrict the making of any “AHYDO catch-up payment” in respect of the Senior Notes and any such “AHYDO catch-up payment” shall not reduce the amounts otherwise available under Section 10.7(a)(i) above.

10.8.                     Limitations on Sale Leasebacks.  No Borrower will, and no Borrower will permit any of its respective Restricted Subsidiaries to, enter into or effect any Sale Leasebacks other than Permitted Sale Leasebacks (subject to the limits on Dispositions and Indebtedness set forth in this Agreement).

10.9.                     Changes in Business.  The Parent Borrower and the Subsidiaries, taken as a whole, will not fundamentally and substantively alter the character of their business, taken as a whole, from the business conducted by the Parent Borrower and the Subsidiaries, taken as a whole, on the Restatement Effective Date and other business activities reasonably incidental or related to any of the foregoing.

10.10.              Financial Covenant.  Solely with respect to the Revolving Credit Loans, each Borrower will not permit the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio as of (and only as of) the last day of a Test Period (commencing with the Test Period ending June 30, 2015) ending during the periods set forth in the table below to exceed the ratio set forth below opposite such period, provided that, following a Qualifying IPO (or private offering of common stock or any preferred stock which is mandatorily convertible into common stock by (x) the Parent Borrower or (y) to the extent the Net Cash Proceeds thereof are substantially simultaneously contributed to the Parent Borrower, any direct or indirect holding company of the Parent Borrower), to the extent the Consolidated Total Debt to Consolidated EBITDA Ratio is less than or equal to 4.75 to 1.00 as of the last day of a Test Period, the financial covenant set forth herein shall only be tested as of the last day of a fiscal quarter if 25% or more of the Revolving Credit Facility is utilized (whether in the form of Revolving Credit Loans of any currency, Swingline Loans, Letters of Credit or otherwise) as of such date:

Period	Consolidated Senior Secured Debt to Consolidated EBITDA Ratio
June 30, 2015	5.50 to 1.00
September 30, 2015	5.50 to 1.00
December 31, 2015	5.30 to 1.00
March 31, 2016	5.30 to 1.00
June 30, 2016	5.30 to 1.00
September 30, 2016	5.30 to 1.00
December 31, 2016	4.50 to 1.00

March 31, 2017	4.50 to 1.00
June 30, 2017	4.50 to 1.00
September 30, 2017	4.50 to 1.00
December 31, 2017	3.50 to 1.00

SECTION 11.                     Events of Default.  “Event of Default” means the occurrence of any of the following:

11.1.                     Payments.  Any Borrower shall (i) default in the payment when due of any principal of the Loans or (ii) default, and such default shall continue for five or more days, in the payment when due of any interest on the Loans or any Fees or any Unpaid Drawings or of any other amounts owing hereunder or under any other Credit Document.

11.2.                     Representations, Etc.  Any representation, warranty or statement made or deemed made by any Credit Party herein or in any other Credit Document or any certificate delivered or required to be delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made.

11.3.                     Covenants.  Any Credit Party shall:

(i)                                     default in the due performance or observance by it of any term, covenant or agreement contained in Section 9.1(d), Section 9.5 or Section 10, provided that a default as a result of a breach of Section 10.10 shall not constitute an Event of Default with respect to any Term Loans unless and until the Revolving Credit Lenders have declared all amounts outstanding under the Revolving Credit Loans to be immediately due and payable and/or all outstanding Revolving Credit Commitments terminated, in each case in accordance with this Agreement and such declaration has not been rescinded on or before such date; or

(ii)                                  default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Section 11.1 or 11.2 or 11.3(i)) contained in this Agreement or any Security Document and such default shall continue unremedied for a period of at least 30 days; or

11.4.                     Default Under Other Agreements.  (i)  The Parent Borrower or any of the Restricted Subsidiaries shall (A) default in any payment with respect to any Indebtedness (other than the Obligations) in excess of $75,000,000 in the aggregate, for the Parent Borrower and such Restricted Subsidiaries, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (B) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist (other than, with respect to Indebtedness consisting of any Hedge Agreements, termination events or equivalent events pursuant to the terms of such Hedge Agreements), the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, any such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; or (ii) without limiting the provisions of clause (i) above, any such Indebtedness shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment or as a mandatory prepayment (and, with respect to Indebtedness consisting of any Hedge Agreements, other than due to a termination event or equivalent event pursuant to the terms of such Hedge Agreements), prior to the stated maturity thereof, provided that this clause (ii) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness.

11.5.                     Bankruptcy, Etc.  Any Borrower or any Specified Subsidiary shall commence a voluntary case, proceeding or action concerning itself under (i) Title 11 of the United States Code entitled “Bankruptcy,” or (ii) in the case of any Non-Domestic Subsidiary that is a Specified Subsidiary or the Foreign Subsidiary Borrower, any domestic or foreign law relating to bankruptcy, judicial management, insolvency, reorganization, administration or relief of debtors in effect in its jurisdiction of incorporation, in each case as now or hereafter in effect, or any successor thereto (collectively, the “Bankruptcy Code”); or an involuntary case, proceeding or action is commenced against any Borrower or any Specified Subsidiary and the petition is not controverted within 30 days after commencement of the case, proceeding or action; or an involuntary case, proceeding or action is commenced against any Borrower or any Specified Subsidiary and the petition is not dismissed within 60 days after commencement of the case, proceeding or action; or a custodian (as defined in the Bankruptcy Code), judicial manager, receiver, receiver manager, trustee, administrator or similar person is appointed for, or takes charge of, all or substantially all of the property of any Borrower or any Specified Subsidiary; or any Borrower or any Specified Subsidiary commences any other voluntary proceeding or action under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, administration or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to any Borrower or any Specified Subsidiary; or there is commenced against any Borrower or any Specified Subsidiary any such proceeding or action that remains undismissed for a period of 60 days; or any Borrower or any Specified Subsidiary is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding or action is entered; or any Borrower or any Specified Subsidiary suffers any appointment of any custodian, receiver, receiver manager, trustee, administrator or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or any Borrower or any Specified Subsidiary makes a general assignment for the benefit of creditors; or any corporate action is taken by any Borrower or any Specified Subsidiary for the purpose of effecting any of the foregoing.

11.6.                     ERISA.  (i) (A) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code; any Plan is or shall have been terminated or is the subject of termination proceedings under ERISA (including the giving of written notice thereof); an event shall have occurred or a condition shall exist in either case entitling the PBGC to terminate any Plan or to appoint a trustee to administer any Plan

(including the giving of written notice thereof); any Plan shall have an accumulated funding deficiency (whether or not waived); the Parent Borrower or any ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA or Section 4971 or 4975 of the Code (including the giving of written notice thereof) or (B) any Foreign Plan shall fail to be in material compliance with the terms of such Foreign Plan and applicable law, or any material contribution or other material payment with respect to any Foreign Plan has not been made in full or there is any material funding deficiencies under any Foreign Plan; and (ii) there could result from any event or events set forth in clause (i) (A) or (B) of this Section 11.6 the imposition of a lien, the granting of a security interest, or a liability, or the reasonable likelihood of incurring a lien, security interest or liability and (iii) such lien, security interest, or liability would or would be reasonably likely to have a Material Adverse Effect.

11.7.                     Guarantee.  Any Guarantee provided by any Credit Party or any material provision thereof shall cease to be in full force or effect (other than pursuant to the terms hereof and thereof) or any such Guarantor thereunder or any other Credit Party shall deny or disaffirm in writing any such Guarantor’s obligations under the Guarantee.

11.8.                     Pledge Agreement.  Any U.S. Obligations Pledge Agreement or Foreign Obligations Security Agreement pursuant to which the Stock or Stock Equivalents of any Borrower or any Subsidiary is pledged or any material provision thereof shall cease to be in full force or effect (other than pursuant to the terms hereof or thereof or any perfection defect arising solely as a result of the failure of the Collateral Agent to maintain any possessory collateral) or any pledgor thereunder or any other Credit Party shall deny or disaffirm in writing any pledgor’s obligations under any U.S. Obligations Pledge Agreement or Foreign Obligations Security Agreement.

11.9.                     Security Agreement.  Any U.S. Obligations Security Agreement or Foreign Obligations Security Agreement pursuant to which the assets of the Parent Borrower or any Subsidiary are pledged as Collateral, or the U.S. Title IV Collateral Agreement, or any material provision of any of the foregoing, shall cease to be in full force or effect (other than pursuant to the terms hereof or thereof) or any grantor thereunder or any other Credit Party shall deny or disaffirm in writing any grantor’s obligations under any U.S. Obligations Security Agreement or Foreign Obligations Security Agreement or the U.S. Title IV Collateral Agreement.

11.10.              Mortgages.  Any Mortgage or any material provision of any Mortgage relating to any material portion of the Collateral shall cease to be in full force or effect (other than pursuant to the terms hereof or thereof) or any mortgagor thereunder or any other Credit Party shall deny or disaffirm in writing any mortgagor’s obligations under any Mortgage.

11.11.              Judgments.  One or more judgments or decrees shall be entered against the Parent Borrower or any of the Restricted Subsidiaries (other than any judgment or decree entered against the Parent Borrower or any of the Restricted Subsidiaries with respect the pending litigation described on Schedule 11.11) involving a liability of $75,000,000 or more in the aggregate for all such judgments and decrees for the Parent Borrower and the Restricted Subsidiaries (to the extent not paid or covered by insurance provided by a carrier not disputing coverage) and any such judgments or decrees shall not have been satisfied, vacated, discharged or stayed or bonded pending appeal within 60 days after the entry thereof.

11.12.              Change of Control.  A Change of Control shall occur.

11.13.              Subordination.  (i) the Senior Subordinated Notes or any guarantees thereof shall cease, for any reason, to be validly subordinated to the Obligations or the obligations of the Credit Parties under the Guarantee and the other Security Documents, as the case may be, as provided in the Senior Subordinated Notes Indenture, or (ii) any other Indebtedness of, or Lien on assets of, the Parent Borrower or any Restricted Subsidiary that is subject to subordinations provisions cease, for any reason, to be validly subordinated to the Obligations or to the obligations of, and Liens granted by, the Credit Parties under the Guarantee and the other Security Documents, as the case may be.

Upon the occurrence of any Event of Default, and at any time thereafter, if any Event of Default shall then be continuing, then, by written notice to the Borrowers, (a) the Administrative Agent may take any or all actions described below, and (b) upon the written request of the Required Lenders, the Administrative Agent shall take any or all of the following actions, without prejudice to the rights of the Administrative Agent or any other Secured Party to enforce its claims against the Borrowers, except as otherwise specifically provided for in this Agreement (provided that, if an Event of Default specified in Section 11.5 shall occur with respect to any Borrower, the result that would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i), (ii), (iii), (iv) and (v) below shall occur automatically without the giving of any such notice): (i) declare the Revolving Credit Commitments, Swingline Commitments, Extended Revolving Credit Commitments, if any, Extended Term Loans, if any, and New Term Loan Commitments, if any, terminated, whereupon the Revolving Credit Commitments, Swingline Commitments, Extended Revolving Credit Commitments, if any, Extended Term Loans, if any, and New Term Loan Commitments, if any, of each Lender or the Swingline Lender, as the case may be, shall forthwith terminate immediately and any Fees theretofore accrued shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest and fees in respect of any or all Loans and any or all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; (iii) terminate any Letter of Credit that may be terminated in accordance with its terms; (iv) direct the Parent Borrower or the Foreign Subsidiary Borrower, as applicable, to pay (and the Parent Borrower or the Foreign Subsidiary Borrower, as applicable, agrees that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section 11.5, it will pay) to the Administrative Agent at the Administrative Agent’s Office such additional amounts of cash, to be held as security for the Parent Borrower’s or the Foreign Subsidiary Borrower’s, as applicable, respective reimbursement obligations for Drawings that may subsequently occur thereunder, equal to the aggregate Stated Amount of all Letters of Credit issued and then outstanding; and/or (v) enforce any or all rights and remedies of the Administrative Agent, the Collateral Agent, and the Secured Parties pursuant to the Credit Documents, including any and all rights and remedies against Collateral.

11.14.              Reserved.

11.15.              Allocation of Payments.  Any amount received by the Administrative Agent or the Collateral Agent from any Credit Party (or from the proceeds of any Collateral) following any acceleration of the Obligations under this Agreement or any Event of Default with respect to any Borrower under Section 11.5 shall be applied (subject to the First Lien Intercreditor Agreement, if any):

(i)                                     first, to the payment of all reasonable and documented costs and expenses incurred by the Administrative Agent or Collateral Agent in connection with a collection or a sale of Collateral or otherwise in connection with any Credit Document, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent or the Collateral Agent hereunder or under any other Credit Document on behalf of any Credit Party and any other reasonable and documented costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Credit Document;

(ii)                                  second, to the Secured Parties, an amount (x) equal to all Obligations owing to them on the date of any distribution and (y) sufficient to Cash Collateralize all Letter of Credit Outstandings on the date of any distribution, and, if such moneys shall be insufficient to pay such amounts in full and Cash Collateralize all Letter of Credit Outstandings, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the unpaid amounts thereof and to Cash Collateralize the Letter of Credit Outstandings; and

(iii)                               third, any surplus then remaining shall be paid to the applicable Credit Parties or their successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct;

provided that (x) no amount received (A) from any Foreign Obligations Credit Party that is a Non-Domestic Subsidiary or (B) on account of any Collateral that is solely Collateral for the Foreign Obligations shall be applied pursuant to clauses (i) or (ii) of this paragraph to the extent the Obligations to which they are applied do not constitute Foreign Obligations; (y) any amount received (A) from a U.S. Credit Party or (B) on account of any Collateral that is Collateral for both the Foreign Obligations and the U.S. Obligations shall be applied pursuant to clauses (i) or (ii) of this paragraph solely in respect of the U.S. Obligations until all U.S. Obligations shall have been paid and all Letter of Credit Outstandings shall have been reduced to zero or Cash Collateralized and then shall be applied pursuant to clauses (i) or (ii) of this paragraph to Foreign Obligations; and (z) any amount applied to Cash Collateralize any Letter of Credit Outstandings that has not been applied to reimburse the Letter of Credit Issuer for Unpaid Drawings under the applicable Letters of Credit at the time of expiration of all such Letters of Credit shall be applied by the Administrative Agent in the order specified in clauses (i) through (iii) above. Notwithstanding the foregoing, no amount received from any Guarantor shall be applied to any Excluded Swap Obligation of such Guarantor.

SECTION 12.                     [RESERVED]

SECTION 13.                     The Agents.

13.1.                     Appointment.

(a)                                 Each Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Credit Documents and irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto.  The provisions of this Section 13 (other than Section 13.9 with respect to the Borrowers) are solely for the benefit of the Agents and the Lenders, and no Borrower, Guarantor or any other Credit Party shall have any rights as a third party beneficiary of any such provision.  Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against the Administrative Agent.

(b)                                 The Administrative Agent, each Lender, the Swingline Lender and the Letter of Credit Issuer hereby irrevocably designate and appoint the Collateral Agent as the agent with respect to the Collateral, and each of the Administrative Agent, each Lender, the Swingline Lender and the Letter of Credit Issuer irrevocably authorizes the Collateral Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto.  Notwithstanding any provision to the contrary elsewhere in this Agreement, the Collateral Agent shall not have any duties or responsibilities except those expressly set forth herein, or any fiduciary relationship with any of the Administrative Agent, the Lenders, the Swingline Lender or the Letter of Credit Issuers, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against the Collateral Agent.  Each Lender and Letter of Credit Issuer hereby further authorizes the Administrative Agent and the Collateral Agent, on such Lender or Letter of Credit Issuer’s behalf, to enter into the Debt Allocation Agreement, and each Lender (and Letter of Credit Issuer) agrees to be bound by the terms of the Debt Allocation Agreement.

(c)                                  The Syndication Agent and the Joint Lead Arrangers and Bookrunners, each in its capacity as such, shall not have any obligations, duties or responsibilities under this Agreement but shall be entitled to all benefits of this Section 13.

13.2.                     Delegation of Duties.  The Administrative Agent and the Collateral Agent may each execute any of its duties under this Agreement and the other Credit Documents by or through agents, sub-agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.  Each such agent, sub-agent or attorney-in-fact shall be entitled to the benefits of all provisions of this Section 13 (as though such agent, sub-agent or attorney in-fact were the “Administrative Agent” or “Collateral Agent” as applicable, under the Credit Documents) as if set forth in full herein with respect thereto.  Neither the Administrative Agent nor the Collateral Agent shall be responsible for the negligence or misconduct of any agents, sub-agents, or attorneys-in-fact selected by it in the absence of gross negligence or willful misconduct (as determined in the final judgment of a court of competent jurisdiction).

13.3.                     Exculpatory Provisions.  No Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by any of them under or in connection with this Agreement or any other Credit Document (except for its or such Person’s own gross negligence or willful misconduct, as determined in the final judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein) or (b) responsible in any manner to any of the Lenders or any participant for any recitals, statements, representations or warranties made by any Borrower, any Guarantor, any other Credit Party or any officer thereof contained in this Agreement or any other Credit Document or in any certificate, report, statement or other document referred to or provided for in, or received by such Agent under or in connection with, this Agreement or any other Credit Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document, or the perfection or priority of any Lien or security interest created or purported to be created under the Security Documents, or for any failure of any Borrower, any Guarantor or any other Credit Party to perform its obligations hereunder or thereunder.  No Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Credit Document, or to inspect the properties, books or records of any Credit Party or Affiliate thereof.  The Collateral Agent shall not be under any obligation to the Administrative Agent, any Lender, the Swingline Lender or any Letter of Credit Issuer to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Credit Document, or to inspect the properties, books or records of any Credit Party.

13.4.                     Reliance by Agents.  The Administrative Agent and the Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or instruction believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to any Borrower), independent accountants and other experts selected by the Administrative Agent or the Collateral Agent.  The Administrative Agent may deem and treat the Lender specified in the Register with respect to any amount owing hereunder as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent.  The Administrative Agent and the Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.  The Administrative Agent and the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans; provided that the Administrative Agent and Collateral Agent shall not be required to take any action that, in its opinion or in the opinion of its counsel, may expose it to liability or that is contrary to any Credit Document or applicable law.  For purposes of determining compliance with the conditions specified in Section 6 and 7 on the Restatement Effective Date, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Restatement Effective Date specifying its objection thereto.

13.5.                     Notice of Default.  Neither the Administrative Agent nor the Collateral Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent or Collateral Agent, as applicable, has received notice from a Lender or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”.  In the event that the Administrative Agent receives such a notice, it shall give notice thereof to the Lenders and the Collateral Agent.  The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders, provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders except to the extent that this Agreement requires that such action be taken only with the approval of the Required Lenders or each of the Lenders, as applicable.

13.6.                     Non-Reliance on Administrative Agent, Collateral Agent and Other Lenders.  Each Lender expressly acknowledges that neither the Administrative Agent nor the Collateral Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent or Collateral Agent hereinafter taken, including any review of the affairs of any Borrower, any Guarantor or any other Credit Party, shall be deemed to constitute any representation or warranty by the Administrative Agent or the Collateral Agent to any Lender, the Swingline Lender, any Letter of Credit Issuer or any other Secured Party.  Each Lender, the Swingline Lender, each Letter of Credit Issuer and each other Secured Party confirms to the Administrative Agent, Collateral Agent and each other Lender and each of their respective Related Parties that it (i) possesses (individually or through its Related Parties) such knowledge and experience in financial and business matters that it is capable, without reliance on the Administrative Agent or Collateral Agent, any other Lender or any of their respective Related Parties, of evaluating the merits and risks (including tax, legal, regulatory, credit, accounting and other financial matters) of (x) entering into this Agreement, (y) making Loans and other extensions of credit hereunder and under the other Credit Documents and (z) in taking or not taking actions hereunder and thereunder, (ii) is financially able to bear such risks and (iii) has determined that entering into this Agreement and making Loans and other extensions of credit hereunder and under the other Credit Documents is suitable and appropriate for it.  Each

Lender acknowledges that (i) it is solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with this Agreement and the other Credit Documents, (ii) that it has, independently and without reliance upon the Administrative Agent, Collateral Agent or any other Lender or any of their respective Related Parties, made its own appraisal and investigation of all risks associated with, and its own credit analysis and decision to enter into, this Agreement based on such documents and information, as it has deemed appropriate and (iii) it will, independently and without reliance upon the Administrative Agent, Collateral Agent or any other Lender or any of their respective Related Parties, continue to be solely responsible for making its own appraisal and investigation of all risks arising under or in connection with, and its own credit analysis and decision to take or not take action under, this Agreement and the other Credit Documents based on such documents and information as it shall from time to time deem appropriate, which may include, in each case:

(i)                                     the financial condition, status and capitalization of the Borrowers and each other Credit Party;

(ii)                                  the legality, validity, effectiveness, adequacy or enforceability of this Agreement and each other Credit Document and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Credit Document;

(iii)                               determining compliance or non-compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit and the form and substance of all evidence delivered in connection with establishing the satisfaction of each such condition;

(iv)                              the adequacy, accuracy and/or completeness of the information delivered by the Administrative Agent, Collateral Agent, any other Lender or by any of their respective Related Parties under or in connection with this Agreement or any other Credit Document, the transactions contemplated hereby and thereby or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Credit Document.

Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, neither the Administrative Agent nor the Collateral Agent shall have any duty or responsibility to provide any Lender or any other Secured Party with any credit or other information concerning the business, assets, operations, properties, financial condition, prospects or creditworthiness of any Borrower, any Guarantor or any other Credit Party that may come into the possession of the Administrative Agent or Collateral Agent any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates.

13.7.                     Indemnification.  The Lenders agree to indemnify the Administrative Agent and the Collateral Agent, each in its capacity as such (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so), ratably according to their respective portions of the Total Credit Exposure in effect on the date on which indemnification is sought (or, if indemnification is sought after the date upon which the

Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with their respective portions of the Total Credit Exposure in effect immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time occur, be imposed on, incurred by or asserted against the Administrative Agent or the Collateral Agent in any way relating to or arising out of the Commitments, this Agreement, any of the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent or the Collateral Agent under or in connection with any of the foregoing (including at any time following the payment of the Loans), provided that no Lender shall be liable to the Administrative Agent or the Collateral Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s or the Collateral Agent’s, as applicable, gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction; provided, further, that no action taken in accordance with the directions of the Required Lenders (or such other number or percentage of the Lenders as shall be required by the Credit Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 13.7.  In the case of any investigation, litigation or proceeding giving rise to any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time occur, be imposed upon, incurred by or asserted against the Administrative Agent or the Collateral Agent in any way relating to or arising out of the Commitments, this Agreement, any of the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent or the Collateral Agent under or in connection with any of the foregoing (including at any time following the payment of the Loans), this Section 13.7 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person.  Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent and the Collateral Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including attorneys’ fees) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice rendered in respect of rights or responsibilities under, this Agreement, any other Credit Document, or any document contemplated by or referred to herein, to the extent that such Agent is not reimbursed for such expenses by or on behalf of the Borrowers; provided that such reimbursement by the Lenders shall not affect the Borrowers’ continuing reimbursement obligations with respect thereto.  If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided that in no event shall this sentence require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender’s pro rata portion thereof; provided further, this sentence shall not be deemed to require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement resulting from such Agent’s gross negligence or willful misconduct.  The agreements in this Section 13.7 shall survive the payment of the Loans and all other amounts payable hereunder.

13.8.                     Agents in their Individual Capacity.  (a) Each Agent and its Affiliates shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent or Affiliate thereof and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each Agent hereunder in its individual capacity.  Each Agent and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Borrower, any Guarantor and any other Credit Party or Affiliate thereof as though it were not an Agent hereunder and without any duty to account therefor to the Lenders.

(b)                                 Each Lender understands that each Agent, acting in its individual capacity, and its Affiliates (collectively, such “Agent’s Group”) are engaged in a wide range of financial services and businesses (including investment management, financing, securities trading, corporate and investment banking and research) (such services and businesses are collectively referred to as “Activities”) and may engage in the Activities with or on behalf of one or more of the Credit Parties or their respective Affiliates.  Furthermore, each Agent’s Group may, in undertaking the Activities, engage in trading in financial products or undertake other investment businesses for its own account or on behalf of others (including the Credit Parties and their Affiliates and including holding, for its own account or on behalf of others, equity, debt and similar positions in either Borrower, any Guarantor and any other Credit Party or their respective Affiliates), including trading in or holding long, short or derivative positions in securities, loans or other financial products of one or more of the Credit Parties or their Affiliates.  Each Lender understands and agrees that in engaging in the Activities, an Agent’s Group may receive or otherwise obtain information concerning the Credit Parties or their Affiliates (including information concerning the ability of the Credit Parties to perform their respective Obligations hereunder and under the other Credit Documents) which information may not be available to any of the Lenders that are not members of such Agent’s Group.  None of the Agents nor any member of any Agent’s Group shall have any duty to disclose to any Lender or use on behalf of any Lender, and shall not be liable for the failure to so disclose or use, any information whatsoever about or derived from the Activities or otherwise (including any information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Credit Party or any Affiliate of any Credit Party) or to account for any revenue or profits obtained in connection with the Activities, except that the Agent shall deliver or otherwise make available to each Lender such documents as are expressly required by any Credit Document to be transmitted by the Agent to the Lenders.

(c)                                  Each Lender further understands that there may be situations where members of any Agent’s Group or their respective customers (including the Credit Parties and their Affiliates) either now have or may in the future have interests or take actions that may conflict with the interests of any one or more of the Lender (including the interests of the Lenders hereunder and under the other Credit Documents).  Each Lender agrees that no member of any Agent’s Group is or shall be required to restrict its activities as a result of the Person serving as an Agent being a member of such Agent’s Group, and that each member of an Agent’s Group may undertake any Activities without further consultation with or notification to any Lender.  None of (i) this Agreement nor any other Credit Document, (ii) the receipt by the Agent’s Group of information concerning the Credit Parties or their Affiliates (including information concerning the ability of the Credit Parties to perform their respective Obligations hereunder and under the other Credit Documents) nor (iii) any other matter shall give rise to any fiduciary, equitable or contractual duties (including without limitation any duty of trust or confidence) owing by any Agent or any member of an Agent’s Group to any Lender including any such duty that would prevent or restrict an Agent’s Group from acting on behalf of customers (including the Credit Parties or their Affiliates) or for its own account.

13.9.                     Successor Agents.  Each of the Administrative Agent and Collateral Agent may at any time give notice of its resignation to the Lenders, the Letter of Credit Issuer and the Parent Borrower.  Upon receipt of any such notice of resignation, the Required Lenders shall have the right, subject to the consent of the Parent Borrower (not to be unreasonably withheld or delayed) so long as no Default under Section 11.1 or 11.5 is continuing, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States.  If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may on behalf of the Lenders and the Letter of Credit Issuer, appoint a successor Agent meeting the qualifications set forth above.  In addition and without any obligation on the part of the retiring Agent to appoint, on behalf of the Lenders, a successor Agent, the retiring Agent may notify the Borrower and the Lenders that no qualifying Person has accepted appointment as successor Agent and the effective date of such retiring Agent’s resignation.  Upon the resignation effective date established in such notice and regardless of whether a successor Agent has been appointed and accepted such appointment, the retiring Agent’s resignation shall nonetheless become effective and (i) the retiring Agent shall be discharged from its duties and obligations as Agent hereunder and under the other Credit Documents and (ii) any payments, communications and determinations provided to be made by, to or through the Agent shall instead be made by or to each Lender directly, until such time as the Required Lenders appoint a successor Agent as provided for above in this paragraph.  Upon the acceptance of a successor’s appointment as the Administrative Agent or Collateral Agent, as the case may be, hereunder, and upon the (i) transfer by the retiring (or retired) Agent to the successor Agent of all sums, Stock, Stock Equivalents and other items of Collateral held under the Security Documents (as applicable), together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Agent hereunder and under the other Credit Documents, and (ii) execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Security Documents, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties as Agent of the retiring (or retired) Agent, and the retiring Agent shall be discharged from all of its duties and obligations as Agent hereunder or under the other Credit Documents (if not already discharged therefrom as provided above in this Section 13.9).  The fees payable by the Borrowers (following the effectiveness of such appointment) to such successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor.  After the retiring Agent’s resignation hereunder and under the other Credit Documents, the provisions of this Section 13 (including 13.7) and Section 14.5 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting as an Agent.  Any resignation of GSCP or its successor as

Administrative Agent pursuant to this Section 13.9 shall also constitute the resignation of GSCP or its successor as Collateral Agent.  After any retiring Administrative Agent’s resignation hereunder as the Administrative Agent, the provisions of this Section 13.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent hereunder.  Any successor the Administrative Agent appointed pursuant to this Section 13.9 shall, upon its acceptance of such appointment, become the successor Collateral Agent for all purposes hereunder.  If GSCP or its successor as Administrative Agent pursuant to this Section 13.9 has resigned as Administrative Agent but retained its role as Collateral Agent and no successor Collateral Agent has become the Collateral Agent pursuant to the immediately preceding sentence, GSCP or its successor may resign as Collateral Agent upon notice to the Borrowers and the Required Lenders at any time.  After any retiring Collateral Agent’s resignation hereunder as the Collateral Agent, the provisions of this Agreement and the Security Documents shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement or the Security Documents while it was the Collateral Agent hereunder.

Upon the appointment of a successor Administrative Agent pursuant to this Section 13.9, the Lenders from time to time party hereto agree that the successor Administrative Agent shall be entitled to the Register of the resigning Administrative Agent in a form that shall be mutually agreed by such agents at the time of the appointment of the successor Administrative Agent, and each Agent, Credit Party, Lender and other party party hereto agrees that the successor Administrative Agent shall be entitled to rely upon such Register without further inquiry and such Register shall be conclusive.

Any resignation by the Administrative Agent pursuant to this Section 13.9 shall also, to the extent the Administrative Agent (or its Affiliate) is also the Swingline Lender hereunder, constitute its resignation as Swingline Lender and upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Swingline Lender and (b) the retiring Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Credit Documents.

Notwithstanding anything to the contrary in this Agreement, on the Restatement Effective Date, Goldman Sachs Credit Partners L.P., as Swingline Lender under the Existing Credit Agreement shall be discharged from all of its duties and obligations in such capacity hereunder or under the other Credit Documents.

In addition to the foregoing, if a Lender becomes, and during the period it remains, a Defaulting Lender or a Potential Defaulting Lender, the Letter of Credit Issuer and/or the Swingline Lender may, at any time, upon giving five Business Days’ prior written notice to the Borrowers and the Administrative Agent, resign as Letter of Credit Issuer or Swingline Lender, respectively, effective at the close of business New York time on a date specified in such notice; provided that such resignation by the Letter of Credit Issuer shall have no effect on the validity or enforceability of any Letter of Credit then outstanding or on the obligations of the Borrowers or any Lender under this Agreement with respect to any such outstanding Letter of Credit or otherwise to the Letter of Credit Issuer; and provided, further, that such resignation by the Swingline Lender shall have no effect on its rights in respect of any outstanding Swingline

Loans or on the obligations of the Borrower or any Lender under this Agreement with respect to any such outstanding Swingline Loan.

13.10.              Withholding Tax.  To the extent required by any applicable law, the Administrative Agent may withhold from any interest payment to any Lender an amount equivalent to any applicable withholding tax.  If the Internal Revenue Service or any authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances that rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason), such Lender shall indemnify the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so) fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including penalties and interest, together with all expenses incurred, including legal expenses, allocated staff costs and any out of pocket expenses.

13.11.              Security Documents and Guarantee.

(a)                                 Agents under Security Documents and Guarantee.  Each Secured Party hereby further authorizes the Administrative Agent or Collateral Agent, as applicable, on behalf of and for the benefit of the Secured Parties, to be the agent for and representative of the Secured Parties with respect to the Collateral and the Security Documents.  Without any further consent of the Lenders, the Administrative Agent and the Collateral Agent shall be and are hereby authorized to execute and deliver on behalf of the Secured Parties the First Lien Intercreditor Agreement and the Second Lien Intercreditor Agreement contemplated by Section 10.2(a).  Subject to Section 14.1, without further written consent or authorization from any Secured Party, the Administrative Agent or Collateral Agent, as applicable, may execute any documents or instruments necessary to (i) in connection with a sale or disposition of assets permitted by this Agreement, release any Lien encumbering any item of Collateral that is the subject of such sale or other disposition of assets or to which Required Lenders (or such other Lenders as may be required to give such consent under Section 14.1) have otherwise consented or (ii) release any Guarantor from the Guarantee or with respect to which Required Lenders (or such other Lenders as may be required to give such consent under Section 14.1) have otherwise consented.

(b)                                 Right to Realize on Collateral and Enforce Guarantee.  Anything contained in any of the Credit Documents to the contrary notwithstanding, the Borrowers, the Agents and each Secured Party hereby agree that (i) no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the Guarantee, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by the Administrative Agent, on behalf of the Lenders in accordance with the terms hereof and all powers, rights and remedies under the Collateral Documents may be exercised solely by the Collateral Agent on behalf of the Secured Parties, and (ii) in the event of a foreclosure by the Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition, the Collateral Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and the Collateral Agent, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by the Collateral Agent at such sale or other disposition.

(c)                                  Security Documents and Guarantees Granted by Spanish Credit Parties. Each Spanish Credit Party waives any right of exclusion, order and/or division (beneficios de excusión, orden y/o división) under Article 1,830 et seq. of the Spanish Civil Code.  Guarantees or Security Documents granted by any Spanish Credit Party under the Credit Documents shall not secure any Obligation that would cause the Security Document or the Guarantee to contravene the Companies Act (“Ley de Sociedades del Capital”) or any other applicable financial assistance rules.

13.12.              Other Agents; Arrangers.  None of the Lenders or other Persons identified on the facing page of this Agreement or elsewhere as a “syndication agent,” “co-documentation agent,” “joint lead arranger,” or “bookrunner” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such.  Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender.  Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

SECTION 14.                     Miscellaneous.

14.1.                     Amendments and Waivers.  Neither this Agreement nor any other Credit Document, nor any terms hereof or thereof, may be amended, supplemented, terminated, waived or modified except in accordance with the provisions of this Section 14.1 (or in accordance with Extension Amendments pursuant to Section 2.15).  The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent and/or the Collateral Agent may, from time to time, (a) enter into with the relevant Credit Party or Credit Parties written amendments, supplements or modifications hereto and to the other Credit Documents for the purpose of adding any provisions to this Agreement or the other Credit Documents or changing in any manner the rights of the Lenders or of the Credit Parties hereunder or thereunder or (b) waive in writing, on such terms and conditions as the Required Lenders or the Administrative Agent and/or Collateral Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Credit Documents or any Default or Event of Default and its consequences; provided, however, that each such waiver and each such amendment, supplement or modification shall be effective only in the specific instance and for the specific purpose for which given; provided, further, that no such waiver and no such amendment, supplement or modification shall (i) forgive or reduce any portion of any Loan or extend the final scheduled maturity date of any Loan or reduce the stated rate, or waive, reduce, postpone (it being understood that any change to the definition of Consolidated Total Debt to Consolidated EBITDA Ratio or Consolidated Senior Secured Debt to Consolidated EBITDA Ratio or in the component definitions thereof shall not constitute a reduction in the rate and only the consent of the Required Lenders shall be necessary to waive any obligation of the Borrowers to pay interest at the “default rate” or amend Section 2.8(c)), or forgive any portion, or extend the date for the payment, of any interest or fee payable hereunder (other than as a result of waiving the applicability of any post-default increase in interest rates), or extend the final expiration date of any Lender’s Commitment or extend the final expiration date of any Letter of Credit beyond the L/C Maturity Date, or increase the aggregate amount of the Commitments of any Lender, or amend or modify any provisions of Section 5.3(a) (with respect to the ratable allocation of any payments only) and 14.8(a) and 14.19, or make any Loan, interest, Fee or other amount payable in any currency other than expressly provided herein, in each case without the written consent of each Lender directly affected thereby, or (ii) amend, modify or waive any provision of this Section 14.1 or reduce the percentages specified in the definitions of the terms “Required Lenders”, “Required Revolving Credit Lenders”, “Required U.S. Revolving Credit Lenders”, “Required Spanish Revolving Credit Lenders”, or “Required Term Loan Lenders”, consent to the assignment or transfer by any Borrower of its rights and obligations under any Credit Document to which it is a party (except as permitted pursuant to Section 10.3) or alter the order of application set forth in the final paragraph of Section 11, in each case without the written consent of each Lender directly affected thereby, or (iii) amend, modify, terminate or waive any provision of Section 13 without the written consent of the then-current Administrative Agent and Collateral Agent or any other former or current Agent to whom Section 13 then applies in a manner that directly affects such Person, or (iv) amend, modify, terminate or waive any provision of Section 3 with respect to any Letter of Credit without the written consent of the applicable Letter of Credit Issuer, or (v) amend, modify or waive any provisions hereof relating to Swingline Loans without the written consent of the Swingline Lender in a manner that directly affects such Person, or (vi) change any Revolving Credit Commitment to a Term Loan Commitment, or change any Term Loan Commitment to a Revolving Credit Commitment, in each case without the prior written consent of each Lender directly affected thereby, or (vii) release all or substantially all of the Guarantors under the Guarantees (except as expressly permitted by the Guarantees or this Agreement), or release all or substantially all of the Collateral under the Security Documents (except as expressly permitted by the Security Documents or this Agreement), or release all or substantially all of the Foreign Obligations Collateral under the Foreign Obligations Guarantors (except as expressly permitted by the Foreign Obligations Guarantees or this Agreement), or release all or substantially all of the Foreign Obligations Collateral (except as expressly permitted by the Foreign Obligations Security Agreement or this Agreement), in each case except with the prior written consent of each Lender, or (viii) amend Section 2.9 so as to permit Interest Period intervals greater than six months without regard to availability to Lenders, without the written consent of each Lender directly affected thereby, or (ix) decrease any Repayment Amount, extend any scheduled repayment date or decrease the amount or allocation of any mandatory prepayment to be received by any Term Loan Lender, in each case without the written consent of the Required Term Loan Lenders, or (x) affect the rights or duties of, or any fees or other amounts payable to, any Agent under this Agreement or any other Credit Document without the prior written consent of such Agent.  Any such waiver and any such amendment, supplement or modification shall apply equally to each of the affected Lenders and shall be binding upon the Borrowers, such Lenders, the Administrative Agent and all future holders of the affected Loans.  In the case of any waiver, the Borrowers, the Lenders and the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Credit Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing, it being understood that no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.  Notwithstanding the foregoing, the Administrative Agent may, with the consent of Borrower only, amend, modify or supplement this Agreement, the First Lien Intercreditor Agreement, if any, or the Second Lien Intercreditor Agreement, if any, to cure any ambiguity, omission, defect or inconsistency, so long as such amendment, modification or supplement does not adversely affect the rights of any Lender or Letter of Credit Issuer.

The Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender.  No notice to or demand on either Borrower in any case shall entitle such Borrower to any other or further notice or demand in similar or other circumstances.

Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender (it being understood that any Commitments or Loans held or deemed held by any Defaulting Lender shall be excluded for the calculation of the minimum vote of the Lenders hereunder requiring any consent of the Lenders).

Notwithstanding the foregoing, in addition to any credit extensions and related Joinder Agreement(s) effectuated without the consent of Lenders in accordance with Section 2.14, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Parent Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Credit Documents with the Term Loans and the Revolving Credit Loans and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such Credit Facilities in any determination of the Required Lenders and other definitions related to such new Credit Facility.

In addition, notwithstanding the foregoing, this Agreement may be amended with the written consent of the Administrative Agent, the affected Borrowers and the Lenders providing the relevant Replacement Term Loans (as defined below) to permit the refinancing of all outstanding Term Loans of any Class (“Refinanced Term Loans”) with a replacement term loan tranche (“Replacement Term Loans”) hereunder; provided that (a) the aggregate principal amount of such Replacement Term Loans shall not exceed the aggregate principal amount of such Refinanced Term Loans, (b) the Applicable ABR Margin and Applicable LIBOR Margin for such Replacement Term Loans shall not be higher than the Applicable ABR Margin and Applicable LIBOR Margin for such Refinanced Term Loans, (c) the weighted average life to maturity of such Replacement Term Loans shall not be shorter than the weighted average life to maturity of such Refinanced Term Loans at the time of such refinancing (except to the extent of nominal amortization for periods where amortization has been eliminated as a result of prepayment of the applicable Term Loans) and (d) all other terms applicable to such Replacement Term Loans shall be substantially identical to, or less favorable to the Lenders providing such Replacement Term Loans than those applicable to such Refinanced Term Loans, except to the extent necessary to provide for covenants and other terms applicable to any period after the latest final maturity of the Term Loans of such Class in effect immediately prior to such refinancing.

The Lenders hereby irrevocably agree that the Liens granted to the Collateral Agent by the Credit Parties on any Collateral shall be automatically released (i) in full, upon the termination of this Agreement and the payment in cash of all Obligations hereunder (except for contingent indemnification obligations in respect of which a claim has not yet been made and except to the extent provided in any applicable intercreditor agreement), (ii) upon the sale or other disposition of such Collateral (including as part of or in connection with any other sale or other disposition permitted hereunder) to any Person other than another Credit Party, to the extent such sale or other disposition is made in compliance with the terms of this Agreement (and the Collateral Agent may rely conclusively on a certificate to that effect provided to it by any Credit Party upon its reasonable request without further inquiry), (iii) to the extent such Collateral is comprised of property leased to a Credit Party, upon termination (in accordance with the terms of this Agreement) or expiration of such lease, (iv) if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders (or such other percentage of the Lenders whose consent may be required in accordance with this Section 14.1), (v) to the extent the property constituting such Collateral is owned by any Guarantor, upon the release of such Guarantor from its obligations under the applicable Guarantee (in accordance with the following sentence) and (vi) as required to effect any sale or other disposition of Collateral in connection with any exercise of remedies of the Collateral Agent pursuant to the Collateral Documents.  Any such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those being released) upon (or obligations (other than those being released) of the Credit Parties in respect of) all interests retained by the Credit Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral except to the extent otherwise released in accordance with the provisions of the Credit Documents.  Additionally, the Lenders hereby irrevocably agree that a Guarantor shall be released from its Guarantee upon consummation of any transaction resulting in such Subsidiary ceasing to constitute a Restricted Subsidiary.  The Lenders hereby authorize the Administrative Agent and the Collateral Agent, as applicable, to execute and deliver any instruments, documents, and agreements necessary or desirable to evidence and confirm the release of any Guarantor or Collateral pursuant to the foregoing provisions of this paragraph, all without the further consent or joinder of any Lender.

14.2.                     Notices.  Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or under any other Credit Document shall be in writing (including by facsimile transmission).  All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(a)                                 if to the Parent Borrower, the Foreign Subsidiary Borrower, the Administrative Agent, the Collateral Agent, the Letter of Credit Issuer or the Swingline Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 14.2 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

(b)                                 if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Borrowers, the Administrative Agent, the Collateral Agent, the Letter of Credit Issuer and the Swingline Lender.

All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, three (3) Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail, when delivered; provided that notices and other communications to the Administrative Agent or the Lenders pursuant to Sections 2.3, 2.6, 2.9, 4.2 and 5.1 shall not be effective until received.

14.3.                     No Waiver; Cumulative Remedies.  No failure to exercise and no delay in exercising, on the part of the Administrative Agent, the Collateral Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Credit Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

14.4.                     Survival of Representations and Warranties.  All representations and warranties made hereunder, in the other Credit Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

14.5.                     Payment of Expenses; Indemnification.  The Borrowers agree (a) to pay or reimburse the Agents for all their reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation, execution and delivery of, and any amendment, supplement or modification to, this Agreement and the other Credit Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees, disbursements and other charges of Latham & Watkins LLP and one counsel in each relevant local jurisdiction, (b) to pay or reimburse each Agent for all its reasonable out of pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Credit Documents and any such other documents, including the reasonable fees, disbursements and other charges of one counsel to the Administrative Agent, the Collateral Agent and the other Agents (unless there is an actual or perceived conflict of interest in which case each such Person may retain its own counsel), (c) to pay, indemnify, and hold harmless each Lender and Agent from, any and all recording and filing fees and (d) to pay, indemnify, and hold harmless each Lender and Agent and their respective Affiliates, directors, officers, employees and agents from and against any and all other liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable and documented fees, disbursements and other charges of one primary counsel and one local counsel in each relevant jurisdiction to such indemnified Persons (unless there is an actual or perceived conflict of interest or the availability of different claims or defenses in which case each such Person may retain its own counsel), related to the Transactions (including, without limitation, the solicitation of consents, the syndication of the Loans, Commitments and other extension of credit made hereunder, and any other actions contemplated under that certain (i) Engagement and Commitment Letter (the “Commitment Letter”), (ii) Fee Letter and (iii) Commitment and Fee Letter, each dated as of June 2, 2011 and entered into by and among the Parent Borrower, the Joint Lead Arrangers and Bookrunners and the other parties named therein) or, with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Credit Documents and any such other documents, including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law (other than by such indemnified person or any of its Related Parties (other than any trustee or advisor)) or to any actual or alleged presence, release or threatened release of Hazardous Materials involving or attributable to the operations of the Borrowers, any of their Subsidiaries or any of the Real Estate (all the foregoing in this clause (d), collectively, the “indemnified liabilities”), provided that the Borrowers shall have no obligation hereunder to any Agent or any Lender or any of their respective Affiliates, officers, directors, employees or agents with respect to indemnified liabilities to the extent it has been determined by a final non-appealable judgment of a court of competent jurisdiction to have resulted from (i) the gross negligence, bad faith or willful misconduct of the party to be indemnified or any of its Affiliates, officers, directors, employees or agents or (ii) any material breach of any Credit Document by the party to be indemnified.  No Person entitled to indemnification under clause (d) of this Section 14.5 shall be liable for any damages arising from the use by others of any information or other materials obtained through the Platform or other similar information transmission systems in connection with this Agreement, nor shall any such Person have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Credit Document or arising out of its activities in connection herewith or therewith (whether before or after the Restatement Effective Date).  In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 14.5 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Credit Party, its directors, stockholders or creditors or any other Person, whether or not any Person entitled to indemnification under clause (d) of this Section 14.5 is otherwise a party thereto.  All amounts payable under this Section 14.5 shall be paid within ten Business Days of receipt by either Borrower of an invoice relating thereto setting forth such expense in reasonable retail.  The agreements in this Section 14.5 shall survive repayment of the Loans and all other amounts payable hereunder.

14.6.                     Successors and Assigns; Participations and Assignments.

(a)                                 The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Letter of Credit Issuer that issues any Letter of Credit), except that (i) except as expressly permitted by Section 10.3 no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (and any attempted assignment or transfer by any Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 14.6.  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Letter of

Credit Issuer that issues any Letter of Credit), Participants (to the extent provided in clause (c) of this Section 14.6) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral Agent, the Letter of Credit Issuer and the Lenders and each other Person entitled to indemnification under Section 14.15) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)                                 (i)  Subject to the conditions set forth in clause (b)(ii) below, any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans (including participations in L/C Obligations or Swingline Loans) at the time owing to it) with the prior written consent of:

(A)                               the Parent Borrower (which consent shall not be unreasonably withheld or delayed); provided that, (i) the Parent Borrower shall have the right to withhold its consent to any assignment if, in order for such assignment to comply with applicable law, the Parent Borrower would be required to obtain the consent of, or make any filing or registration with, any Governmental Authority and (ii) no consent of the Parent Borrower shall be required (x) for an assignment to a Lender or an Affiliate or Approved Fund of a Lender (unless increased costs, including any payments pursuant to indemnities under this Agreement, would result therefrom), (y) if an Event of Default under Section 11.1 or Section 11.5 has occurred and is continuing, or (z) with respect to the initial syndication of the Loans, to the extent the Parent Borrower has previously consented to such assignment in writing; and

(B)                               of the Administrative Agent (which consent shall not be unreasonably withheld or delayed), and, in the case of U.S. Revolving Credit Commitments or U.S. Revolving Credit Loans only, the Swingline Lender and the U.S. Letter of Credit Issuer, and, in the case of Spanish Revolving Credit Loans or Spanish Revolving Credit Commitments only, the Spanish Letter of Credit Issuer, provided that (i) no consent of the Administrative Agent shall be required (x) for an assignment of any Commitment to an assignee that is a Lender with a Commitment of the same Class immediately prior to giving effect to such assignment or (y) for any assignment of any Loans funded by such Lender on the Restatement Effective Date, (ii) no consent of the Administrative Agent, the Swingline Lender or the Letter of Credit Issuer shall be required for an assignment of any Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund.

Notwithstanding the foregoing, no such assignment shall be made to a natural person.

(ii)                                  Assignments shall be subject to the following additional conditions:

(A)                               except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the

Administrative Agent) shall not be less than $5,000,000 (or, in the case of a Term Loan Commitment or Term Loan denominated in Dollars, $1,000,000), and increments of $1,000,000 in excess thereof, unless each of the Parent Borrower and the Administrative Agent otherwise consents (which consents shall not be unreasonably withheld or delayed), provided that no such consent of the Parent Borrower shall be required if an Event of Default under Section 11.1 or Section 11.5 has occurred and is continuing; provided, further, that contemporaneous assignments to a single assignee made by Affiliates of Lenders and related Approved Funds shall be aggregated for purposes of meeting the minimum assignment amount requirements stated above;

(B)                               each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement, provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans;

(C)                               the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee in the amount of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment;

(D)                               the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an administrative questionnaire in a form approved by the Administrative Agent (the “Administrative Questionnaire”); and

(E)                                the assignee must comply with the requirements of Section 5.4(e).

(iii)                               Subject to acceptance and recording thereof pursuant to clause (b)(iv) of this Section 14.6, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.10, 2.11, 3.5, 5.4 and 14.5).  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 14.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (c) of this Section 14.6.

(iv)                              The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans owing to, each Lender and any payment made by the Letter of Credit Issuer under any Letter of Credit pursuant to the terms hereof from time to time (the “Register”).  Further, the Register shall contain the name and address of the Administrative Agent and the Lending Offices through which each such Person acts under this Agreement.  The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent, the Collateral Agent, the Letter of Credit Issuer and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Borrowers, the Collateral Agent and the Letter of Credit Issuer, at any reasonable time and from time to time upon reasonable prior notice.

(v)                                 Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in clause (b) of this Section 14.6 and any written consent to such assignment required by clause (b) of this Section 14.6, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register.

(c)                                  (i) Any Lender may, without the consent of the Parent Borrower, the Administrative Agent, the Letter of Credit Issuer or the Swingline Lender, sell participations to one or more banks or other entities (each, a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) the Participant must comply with Section 5.4(e), and (D) the Borrowers, the Administrative Agent, the Letter of Credit Issuer and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement or any other Credit Document, provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in clause (i), (vii) or (ix) of the proviso to Section 14.1 that affects such Participant.  Subject to clause (c)(ii) of this Section 14.6, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.10, 2.11 and 5.4 to the same extent as if it were a Lender and provided that such Participant agrees to be subject to the requirements and limitations of those Sections as though it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section 14.6.  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 14.8(b) as though it were a Lender, provided such Participant agrees to be subject to Section 14.8(a) as though it were a Lender.

(ii)                                  A Participant shall not be entitled to receive any greater payment under Section 2.10, 2.11 or 5.4 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the applicable Borrower’s prior written consent (which consent shall not be unreasonably withheld).

(d)                                 Any Lender may, without the consent of any Borrower or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section 14.6 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.  In order to facilitate such pledge or assignment or for any other reason, the Borrowers hereby agree that, upon request of any Lender at any time and from time to time after any Borrower has made its initial borrowing hereunder, each Borrower shall provide to such Lender, at such Borrower’s own expense, a promissory note, substantially in the form of Exhibit H-1 or H-2, as the case may be, evidencing the Term Loans, Revolving Credit Loans and Swingline Loans, respectively, owing to such Lender.

(e)                                  Subject to Section 14.16, the Borrowers authorize each Lender to disclose to any Participant, secured creditor of such Lender or assignee (each, a “Transferee”) and any prospective Transferee any and all financial information in such Lender’s possession concerning a Borrower and its Affiliates that has been delivered to such Lender by or on behalf of such Borrower and Affiliates pursuant to this Agreement or that has been delivered to such Lender by or on behalf of such Borrower and Affiliates in connection with such Lender’s credit evaluation of such Borrower and Affiliates prior to becoming a party to this Agreement.

(f)                                   The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Acceptance shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(g)                                  SPV Lender.  Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (a “SPV”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Parent Borrower, the option to provide to the applicable Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make the applicable Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPV to make any Loan and (ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof.  The making of a Loan by an SPV hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender.  Each party hereto hereby agrees that no SPV shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender).  In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, it shall not institute against, or join any other person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof.  In addition, notwithstanding anything to the contrary contained in this Section 14.6, any SPV may (i) with notice to, but without the prior written consent of, any Borrower or the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions approved by the Parent Borrower and Administrative Agent providing liquidity and/or credit support to or for the account of such SPV to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPV.  This Section 14.6(g) may not be amended without the written consent of each SPV.  Notwithstanding anything to the contrary in this Agreement, (x) no SPV shall be entitled to any greater rights under Sections 2.10, 2.11 and 5.4 than its Granting Lender would have been entitled to absent the use of such SPV and (y) each SPV agrees to be subject to the requirements of Sections 2.10, 2.11 and 5.4 as though it were a Lender and has acquired its interest by assignment pursuant to clause (b) of this Section 14.6.

(h)                                 Notwithstanding anything to the contrary contained herein, (x) any Lender may, at any time at which no Default has occurred and is continuing, assign all or a portion of its rights and obligations under this Agreement in respect of its Term Loans or Term Loan Commitments (and in no case any Revolving Credit Loans or Revolving Credit Commitments) to the Parent Borrower, the Foreign Subsidiary Borrower, any Subsidiary or an Affiliated Lender and (y) the Parent Borrower or the Foreign Subsidiary Borrower may, from time to time, purchase or prepay Loans (other than Revolving Credit Loans), in each case, on a non-pro rata basis through (A) Dutch auction procedures open to all applicable Lenders on a pro rata basis in accordance with customary procedures to be agreed between the Parent Borrower and the Administrative Agent (or other applicable agent managing such auction) or (B) open market purchases; provided that:

(i)                                     any Loans or Commitments acquired by the Parent Borrower, the Foreign Subsidiary Borrower or any Subsidiary shall be retired and cancelled promptly upon the acquisition thereof;

(ii)                                  by its acquisition of Loan or Commitments, an Affiliated Lender shall be deemed to have acknowledged and agreed that:

(A)                               it shall not have any right to (x) attend (including by telephone) any meeting or discussions (or portion thereof) among the Administrative Agent or any Lender to which representatives of the Borrowers are not then present, (y) receive any information or material prepared by the Administrative Agent or any Lender or any communication by or among the Administrative Agent and one or more Lenders, except to the extent such information or materials have been made available to the Borrowers or its representatives (and in any case, other than the right to receive notices of prepayments and other administrative notices in respect of its Loans required to be delivered to Lenders pursuant to Article II), or (z) make or bring (or participate in, other than as a passive participant in or recipient of its pro rata benefits of) any claim, in its capacity as a Lender, against any Agent or any other Lender with respect to any duties or obligations or alleged duties or obligations of such Agent or any other such Lender under the Credit Documents;

(B)          except with respect to any amendment, modification, waiver, consent or other action described in clause (i) or (ii) of the second proviso of Section 14.1 or that adversely affects such Affiliated Lender in any material respect differently from other Lenders, the Loans held by an Affiliated Lender shall be disregarded in both the numerator and denominator in the calculation of any Lender vote; and

(C)          if a case under Title 11 of the United States Code is commenced against any Credit Party, such Credit Party shall seek (and each Affiliated Lender shall consent) to provide that the vote of any Affiliated Lender (in its capacity as a Lender) with respect to any plan of reorganization of such Credit Party shall not be counted except that such Affiliated Lender’s vote (in its capacity as a Lender) may be counted to the extent any such plan of reorganization proposes to treat the Obligations held by such Affiliated Lender in a manner that is less favorable to such Affiliated Lender than the proposed treatment of similar Obligations held by Lenders that are not Affiliates of the Borrowers; each Affiliated Lender hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Affiliated Lender’s attorney-in-fact, with full authority in the place and stead of such Affiliated Lender and in the name of such Affiliated Lender (solely in respect of Loans and participations therein and any other amounts owed to such Affiliated Lender hereunder or under any other Credit Document and not in respect of any other claim or status such Affiliated Lender may otherwise have), from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument that the Administrative Agent may deem reasonably necessary to carry out the provisions of this clause (C);

(iii)          the aggregate principal amount of Term Loans held at any one time by Affiliated Lenders may not exceed 30% of the aggregate principal amount of all Term Loans outstanding at such time under this Agreement; and

(iv)          any such Loans acquired by an Affiliated Lender may, with the consent of the Parent Borrower, be contributed to the Parent Borrower and exchanged for debt or equity securities that are otherwise permitted to be issued at such time.

For avoidance of doubt, the foregoing limitations under clause (ii) above shall not be applicable to Affiliated Institutional Lenders.  Each party hereto acknowledges and agrees that at the time of any assignment to or from the Parent Borrower, its Subsidiaries or any other Affiliated Lender, the Parent Borrower, its Subsidiaries or any other Affiliated Lender may possess material non-public information that may be material to the assignor or assignee entering into such assignment with the Parent Borrower, its Subsidiaries or any other Affiliated Lender.

14.7.       Replacements of Lenders under Certain Circumstances.

(a)           The applicable Borrower shall be permitted to replace any Lender that (i) requests reimbursement for amounts owing pursuant to Section 2.10, 3.5 or 5.4, (ii) is affected in the manner described in Section 2.10(a)(iii) and as a result thereof any of the actions described in such Section is required to be taken or (iii) becomes a Defaulting Lender, with a replacement bank or other financial institution, provided that (A) such replacement does not conflict with any Requirement of Law, (B) no Event of Default under Section 11.1 or 11.5 shall have occurred and be continuing at the time of such replacement, (C) the replacement bank or institution shall purchase, at par, all Loans and other amounts (other than any disputed amounts), pursuant to Section 2.10, 2.11, 3.5 or 5.4, as the case may be, owing to such replaced Lender prior to the date of replacement, (D) the replacement bank or institution, if not already a Lender, and the terms and conditions of such replacement, shall be reasonably satisfactory to the Administrative Agent, (E) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 14.6 (provided that the Borrowers shall be obligated to pay the registration and processing fee referred to therein) and (F) any such replacement shall not be deemed to be a waiver of any rights that the Borrowers, the Administrative Agent or any other Lender shall have against the replaced Lender.

(b)           If any Lender (such Lender, a “Non-Consenting Lender”) has failed to consent to a proposed amendment, waiver, discharge or termination that pursuant to the terms of Section 14.1 requires the consent of all of the Lenders affected and with respect to which the Required Lenders shall have granted their consent, then provided no Event of Default then exists, the Borrowers shall have the right (unless such Non-Consenting Lender grants such consent) to replace such Non-Consenting Lender by requiring such Non-Consenting Lender to assign its Loans, and its Commitments hereunder to one or more assignees reasonably acceptable to the Administrative Agent; provided that (i) all Obligations (other than principal and interest) of the Borrowers owing to such Non-Consenting Lender being replaced shall be paid in full to such Non-Consenting Lender concurrently with such assignment, and (ii) the replacement Lender shall purchase the foregoing by paying to such Non-Consenting Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon.  In connection with any such assignment, the Borrowers, Administrative Agent, such Non-Consenting Lender and the replacement Lender shall otherwise comply with Section 14.6.

(c)           If (i) an amendment to this Agreement (a “Maturity Date Amendment”) provides for the extension of the maturity date of any Class or Series of Loans or Commitments under this Agreement (which Maturity Date Amendment may also include terms or modifications in addition to the extension of the maturity date) and (ii) one or more Lenders (“Non-Extending Lenders”) holding Loans or Commitments of the same Class or Series as those for which the maturity date is extended by the Maturity Date Amendment do not consent to and join in the Maturity Date Amendment, then the Borrowers shall have the right (unless such Non-Extending Lender consents to and joins in the Maturity Date Amendment) to replace any such Non-Extending Lender by requiring such Non-Extending Lender to assign its Loans and its Commitments hereunder to one or more assignees reasonably acceptable to the Administrative Agent and such assignee shall be deemed to consent to the Maturity Date Amendment and shall be included in determining the consent of the applicable Lenders; provided that (x) all Obligations (other than principal and interest) of the Borrowers owing to such Non-Extending Lender being replaced shall be paid in full to such Non-Extending Lender concurrently with such assignment, and (y) the replacement Lender shall purchase the foregoing by paying to such Non-Extending Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon. In connection with any such assignment, the Borrowers, the Administrative Agent, such Non-Extending Lender and the replacement Lender shall otherwise comply with Section 14.6.

14.8.       Adjustments; Set-off.

(a)           If any Lender (a “benefited Lender”) shall at any time (other than pursuant to any assignment or participation permitted under Section 14.6) receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 11.5, or otherwise), in a greater proportion (on the basis of the amount that would be payable or applicable to such Lender and other Lenders pursuant to Section 11.15) than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender’s Loans, or interest thereon, such benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender’s Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.  Notwithstanding the foregoing, no amount received from any Guarantor shall be applied to any Excluded Swap Obligation of such Guarantor.

(b)           After the occurrence and during the continuance of an Event of Default, in addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right), without prior notice to any Borrower, any such notice being expressly waived by each Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by any Borrower hereunder (whether at the stated maturity, by acceleration or otherwise), to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of such Borrower; provided that the amount received by any Lender from any Foreign Subsidiary Borrower as a result of this Section 14.8(b) may only be applied to the Foreign Obligations.  Each Lender agrees promptly to notify the applicable Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application.

14.9.       Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrowers and the Administrative Agent.

14.10.     Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14.11.     Integration.  This Agreement and the other Credit Documents represent the agreement of the Borrowers, the Collateral Agent, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any Borrower, the Administrative Agent, the Collateral Agent nor any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.  With the exception of the syndication, cooperation, indemnification, confidentiality, jurisdiction, governing law and waiver of jury trial provisions contained in the Commitment Letter (which syndication, cooperation, indemnification, confidentiality, jurisdiction, governing law, and waiver of jury trial provisions shall remain in full force and effect), all of the Parent Borrower’s, Agents’, Lenders’ and their respective Affiliates’ obligations under the Commitment Letter shall terminate and be superseded by the Credit Documents (together with any other documents, instruments or agreements executed and delivered in connection therewith), and the Parent Borrower, Agents, the Lenders, and their respective Affiliates shall be released from all liability in connection with such terminated and superseded obligations, including, without limitation, any claim for injury or damages, whether consequential, special direct, indirect, punitive or otherwise.

14.12.     GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

14.13.     Submission to Jurisdiction; Waivers.  Each Borrower irrevocably and unconditionally:

(a)           submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof (provided that the Agents and Lenders reserve the right to bring proceedings against any Credit Party in the courts of any other jurisdiction in connection with the exercise of any rights under any Security Document or the enforcement of any judgment);

(b)           consents that any such action or proceeding shall be brought solely in such courts (provided that the Agents and Lenders reserve the right to bring proceedings against any Credit Party in the courts of any other jurisdiction in connection with the exercise of any rights under any Security Document or the enforcement of any judgment) and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)           agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address set forth on Schedule 14.2 or at such other address of which the Administrative Agent shall have been notified pursuant to Section 14.2;

(d)           agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction;

(e)           waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 14.13 any special, exemplary, punitive or consequential damages; and

(f)            hereby irrevocably designates, appoints and empowers the Parent Borrower, in the case of any suit, action or proceeding, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any action or proceeding arising out of or in connection with this Agreement or any other Credit Document.  Such service may be made by mailing (by registered or certified mail, postage prepaid) or delivering a copy of such process to such Person in care of the Parent Borrower at the Parent Borrower’s address set forth on Schedule 14.2 or at such other address of which the Administrative Agent shall have been notified pursuant to Section 14.2, and such Person hereby irrevocably authorizes and directs the Parent Borrower to accept such service on its behalf.

Each Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

14.14.     Acknowledgments.  Each Borrower hereby acknowledges that:

(a)           it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Credit Documents;

(b)           (i) the Credit Facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Credit Document) are an arm’s-length commercial transaction between the Borrowers and the other Credit Parties, on the one hand, and the Administrative Agent, the Lenders and the other Secured Parties on the other hand, and the Borrowers and the other Credit Parties are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated hereby and by the other Credit Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, each of the Administrative Agent and the other Agents is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary for any Borrower, any other Credit Party or any of their respective Affiliates, shareholders, creditors or employees or any other Person; (iii) neither the Administrative Agent nor any other Agent has assumed or will assume an advisory, agency or fiduciary responsibility in favor of any Borrower, any other Credit Party or any of their respective Affiliates, shareholders, creditors or employees or any other Person with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Credit Document (irrespective of whether the Administrative Agent or other Agent has advised or is currently advising such Borrower, Credit Party or Affiliate, shareholder, creditor or employee or other Person on other matters) and neither the Administrative Agent or other Agent has any obligation to any Borrower, any other Credit Party or any of their respective Affiliates, shareholders, creditors or employees or any other Person with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Credit Documents; (iv) the Agents and their Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrowers, the other Credit Parties and their respective Affiliates, shareholders, creditors or employees or any other Person, and neither the Administrative Agent nor any other Agent has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) neither the Administrative Agent nor any other Agent has provided and none will provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Credit Document) and each Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate.  Each Borrower hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Administrative Agent or any other Agent with respect to any breach or alleged breach of agency or fiduciary duty; and

(c)           no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among any Borrower, on the one hand, and any Lender, on the other hand.

14.15.     WAIVERS OF JURY TRIAL.  EACH BORROWER, EACH AGENT AND EACH LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

14.16.     Confidentiality.  Each Agent and each Lender shall hold all non-public information furnished by or on behalf of the Borrowers or any of their Subsidiaries in connection with such Lender’s evaluation of whether to become a Lender hereunder or obtained by such Agent or Lender pursuant to the requirements of this Agreement (“Confidential Information”), confidential in accordance with its customary procedure for handling confidential information of this nature and (in the case of a Lender that is a bank) in accordance with safe and sound banking practices and in any event may make disclosure as required or requested by any governmental agency or any governmental or private regulatory agency or authority or representative thereof or pursuant to legal process or applicable law or regulation or (a) to such Lender’s or Agent’s attorneys, professional advisors, independent auditors, trustees or Affiliates, (b) to an investor or prospective investor in a Securitization that agrees its access to information regarding the Credit Parties, the Loans and the Credit Documents is solely for purposes of evaluating an investment in a Securitization and who agrees to treat such information as confidential, (c) to a trustee, collateral manager, servicer, backup servicer, noteholder or secured party in connection with the administration, servicing and reporting on the assets serving as collateral for a Securitization and who agrees to treat such information as confidential and (d) to a nationally recognized ratings agency that requires access to information regarding the Credit Parties, the Loans and Credit Documents in connection with ratings issued with respect to a Securitization; provided that unless specifically prohibited by applicable law or regulation or court order, each Lender and Agent shall use commercially reasonable efforts to notify the Parent Borrower of any request made to such Lender or Agent by any governmental agency or any governmental or private regulatory agency or authority or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information; provided, further, that in no event shall any Lender or Agent be obligated or required to return any materials furnished by or on behalf of a Borrower or any Subsidiary.  Each Lender and Agent agrees that it will not provide to prospective Transferees or to any pledgee referred to in Section 14.6 or to prospective direct or indirect contractual counterparties in swap agreements to be entered into in connection with Loans made hereunder any of the Confidential Information unless such Person is advised of and agrees to be bound by the provisions of this Section 14.16 or other provisions at least as restrictive as this Section 14.16.

14.17.     Direct Website Communications.

(a)           Each Borrower may, at its option, provide to the Administrative Agent any information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to the Credit Documents, including, without limitation, all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (A) relates to a request for a new, or a conversion of an existing, borrowing or other extension of credit (including any election of an interest rate or interest period relating thereto), (B) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (C) provides notice of any Default or Event of Default or (D) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any Borrowing (all such non-excluded communications being referred to herein collectively as “Communications”), by transmitting the Communications in an electronic/soft medium in a format reasonably acceptable to the Administrative Agent to the Administrative Agent at the e-mail address as set forth on Schedule 14.2; provided that: (i) upon written request by the Administrative Agent, the Borrowers shall deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (ii) the Borrowers shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents.  Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents.  Nothing in this Section 14.17 shall prejudice the right of the Borrowers, the Agents or any Secured Party to give any notice or other communication pursuant to any Credit Document in any other manner specified in such Credit Document.

(b)           The Administrative Agent agrees that the receipt of the Communications sent to the Administrative Agent at its e-mail address set forth on Schedule 14.2 shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Credit Documents, provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the Administrative Agent.  Each Lender agrees that notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Credit Documents.  Each Lender agrees (A) to notify the

Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e-mail address to which the foregoing notice may be sent by electronic transmission and (B) that the foregoing notice may be sent to such e-mail address.

(c)           Notices and other communications to the Lenders, and to any potential Lenders, participants or assignees (i) that becomes a party hereto pursuant to an assignment agreement, joinder agreement or participation letter and (ii) that agrees to be bound by Section 14.16 (each, an “Additional Lender” and, collectively, the “Additional Lenders”) and the Administrative Agent hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites, including IntraLinks/IntraAgency, SyndTrak or another relevant website or other information platform (the “Platform”)) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender, any Additional Lender or the Administrative Agent pursuant to Section 2 if such Lender, Additional Lender or the Administrative Agent, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Section by electronic communication.  The Administrative Agent or the Borrowers may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.  Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(d)           THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” EACH AGENT PARTY (AS DEFINED BELOW) DOES NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS OR THE ADEQUACY OF THE PLATFORM, AND EACH EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE COMMUNICATIONS OR IN THE PLATFORM.  NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM.  In no event shall any Agent or any of its Related Parties (collectively, the “Agent Parties” and each an “Agent Party”) have any liability to any Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Borrower’s or any Agent’s transmission of Communications by electronic communication (including e-mail and Internet or intranet websites, including the Platform), except to the extent the liability of such liability resulted from the gross negligence, bad faith or willful misconduct of an Agent or its Affiliates, officers, directors, employees or agents or a material breach of the Credit Documents by such Agent.

The Borrowers and each Lender acknowledge that certain of the Lenders may be “public-side” Lenders (Lenders that do not wish to receive material non-public information with respect to the Borrowers, its Subsidiaries or their securities) and, if documents or notices required to be delivered pursuant to the Credit Documents or otherwise are being distributed through the Platform, any document or notice that a Borrower has indicated contains only publicly available information with respect to such Borrower may be posted on that portion of the Platform designated for such public-side Lenders.  If no Borrower has indicated whether a document or notice delivered contains only publicly available information, the Administrative Agent shall post such document or notice solely on that portion of the Platform designated for Lenders who wish to receive material nonpublic information with respect to the Parent Borrower, its Subsidiaries and their securities.  Notwithstanding the foregoing, the Borrowers shall use commercially reasonable efforts to indicate whether any document or notice contains only publicly available information.

14.18.              USA PATRIOT Act.  Each Lender hereby notifies the Borrowers that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each Credit Party and other information that will allow such Lender to identify each Credit Party in accordance with the Patriot Act.

14.19.              Judgment Currency.  If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Credit Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given.  The obligation of each Borrower in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder or under the other Credit Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency.  If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent from any Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation was owing against such loss.  If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent in such currency, the Administrative Agent agrees to return the amount of any excess to such Borrower (or to any other Person who may be entitled thereto under applicable law).

14.20.              Payments Set Aside.  To the extent that any payment by or on behalf of any Borrower is made to any Agent or any Lender, or any Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion)

to be repaid to a trustee, receiver or any other party, in connection with any proceeding or otherwise, then (i) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (ii) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect.

14.21.              Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                                 the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)                                 the effects of any Bail-In Action on any such liability, including, if applicable:

(i)                                     a reduction in full or in part or cancellation of any such liability;

(ii)                                  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii)                               the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

~~14.21~~14.22.                               Effect of Amendment and Restatement of the Existing Credit Agreement.

(a)                                 On the Restatement Effective Date, the Existing Credit Agreement shall be amended and restated in its entirety by this Agreement, and the Existing Credit Agreement shall thereafter be of no further force and effect and shall be deemed replaced and superseded in all respects by this Agreement, except to evidence (i) the incurrence by the Borrowers of the “Obligations” under and as defined in the Existing Credit Agreement (whether or not such “Obligations” are contingent as of the Restatement Effective Date), (ii) the representations and warranties made by the Borrowers and the Credit Parties prior to the Restatement Effective Date (which representations and warranties made prior to the Restatement Effective Date shall not be superseded or rendered ineffective by this Agreement as they pertain to the period prior to the Restatement Effective Date) and (iii) any action or omission performed or required to be performed pursuant to the Existing Credit Agreement prior to the Restatement Effective Date (including any failure, prior to the Restatement Effective Date, to comply with the covenants contained in the Existing Credit Agreement).  The parties hereto acknowledge and agree that (a) this Agreement and the other Credit Documents, whether executed and delivered in connection herewith or otherwise, do not constitute a novation or termination of the “Obligations” under the Existing Credit Agreement or the other Credit Documents as in effect prior to the Restatement Effective Date and which remain outstanding as of the Restatement Effective Date, (b) the “Obligations” under the Existing Credit Agreement and the other Credit Documents are in all respects continuing (as amended and restated hereby and which are in all respects hereafter subject to the terms herein) and (c) the Liens and security interests as granted under the applicable Credit Documents securing payment of such “Obligations” are in all respects continuing and in full force and effect and are reaffirmed hereby.  The Borrowers and the Credit Parties acknowledge and agree that Section 14.5 of the Existing Credit Agreement shall, to the extent applicable immediately prior to the Restatement Effective Date, survive for the intended beneficiaries of such provision to the extent such provision applies with respect to any Indemnified Liabilities (under and as defined in Section 14.5 of the Existing Credit Agreement) relating to events and circumstances occurring prior to the Restatement Effective Date.

(b)                                 On and after the Restatement Effective Date, (i) all references to the Existing Credit Agreement or the Credit Agreement in the Credit Documents (other than this Agreement) shall be deemed to refer to the Existing Credit Agreement, as amended and restated hereby, (ii) all references to any section (or subsection) of the Existing Credit Agreement or the Credit Agreement in any Credit Document (but not herein) shall be amended to become, mutatis mutandis, references to the corresponding provisions of this Agreement and (iii) except as the context otherwise provides, on or after the Restatement Effective Date, all references to this Agreement herein (including for purposes of indemnification and reimbursement of fees) shall be deemed to be references to the Existing Credit Agreement, as amended and restated hereby.

(c)                                  This amendment and restatement is limited as written and is not a consent to any other amendment, restatement or waiver or other modification, whether or not similar and, except as expressly provided herein or in any other Credit Document, all terms and conditions of the Credit Documents remain in full force and effect unless otherwise specifically amended hereby or by any other Credit Document.

(d)                                 Each Credit Party hereby (i) expressly acknowledges the terms of this Agreement, (ii) ratifies and affirms its obligations under the Credit Documents (including guarantees and security agreements) executed by such Credit Party and (iii) acknowledges, renews and extends its continued liability under all such Credit Documents and agrees such Credit Documents remain in full force and effect, including with respect to the obligations of the Borrowers as modified by this Agreement.  Each Credit Party further acknowledges and agrees to each Agent, each Letter of Credit Issuer and each of the Lenders that after giving effect to this Agreement, neither the modification of the Existing Credit Agreement effected pursuant to this Agreement, nor the execution, delivery, performance or effectiveness of this Agreement (a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Credit Document (as such term is defined in the Existing Credit Agreement), and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (b) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

(e)                                  From and after the Restatement Effective Date, each Agent and Lender under the Existing Credit Agreement on the Restatement Effective Date shall be deemed to continue to be a party to this Agreement in such respective capacity until such Person ceases to be a party hereto in accordance with the terms of this Agreement.

SECTION 15.                     Parallel Debt.

15.1.                     Parallel Debtors.  Each of the Parent Borrower and the Foreign Subsidiary Borrower (solely for the purpose of this Section 15, each a “Parallel Debtor”) irrevocably and unconditionally undertakes (and to the extent necessary undertakes in advance) to pay to the Collateral Agent amounts equal to any amounts owing from time to time by it to any Lender under this Agreement or any U.S. Obligations Secured Hedge Agreement or Foreign Obligations Secured Hedge Agreement as and when those amounts are due.

15.2.                     Corresponding Debt.  The obligations of each Parallel Debtor under Section 15.1 are several and are separate and independent from, and shall not in any way limit or affect, the corresponding obligations of such Parallel Debtor to any Lender under this Agreement or under any U.S. Obligations Secured Hedge Agreement or Foreign Obligations Secured Hedge Agreement (its “Corresponding Debt”) nor shall the amounts for which such Parallel Debtor is liable under Section 15.1 (the “Parallel Debt”) be limited or affected in any way by the Corresponding Debt; provided that:

(a)                                 the Parallel Debt of the applicable Parallel Debtor shall be decreased to the extent that its Corresponding Debt has been irrevocably paid or (in the case of guarantee obligations) discharged; and

(b)                                 the Corresponding Debt of the applicable Parallel Debtor shall be decreased to the extent its Parallel Debt has been irrevocably paid or (in the case of guarantee obligations) discharged; and

(c)                                  the amount of the Parallel Debt of each Parallel Debtor shall at all times be equal to the amount of its Corresponding Debt.

15.3.                     Collateral Agent.  For the purpose of this Section 15, the Collateral Agent acts in its own name and on behalf of itself and not as agent, representative or trustee of any other Lender, and its claims in respect of the Parallel Debt shall not be held on trust.  The charges and encumbrances granted to the Collateral Agent pursuant to the Dutch Security Documents to secure the Parallel Debt are granted to the Collateral Agent in its capacity as creditor of the Parallel Debt and shall not be held on trust.

15.4.                     Collections.  All moneys received or recovered by the Collateral Agent pursuant to this Section 15, and all amounts received or recovered by the Collateral Agent from or by the enforcement of any charge or encumbrance granted to secure the Parallel Debt, shall be applied in accordance with Section 11.15 of this Agreement.

15.5.                     Acknowledgments.  Without limiting or affecting the Collateral Agent’s rights against either Parallel Debtor (whether under this Section 15 or under any other provision of the Credit Documents), each Parallel Debtor acknowledges that (a) nothing in this Section 15 shall impose any obligation on the Collateral Agent to advance any sum to either Parallel Debtor or otherwise under this Agreement, except in its capacity as Lender; and

(b)                                 for the purpose of any vote taken under any Credit Document, the Collateral Agent shall not be regarded as having any participation or commitment other than those which it has in its capacity as a Lender.

15.6.                     Simultaneous Maturity.  For the avoidance of doubt, with respect to each Parallel Debtor, the Parallel Debt will become due and payable at the same time the Corresponding Debt becomes due and payable.

15.7.                     No Common Property; Administration Agreement.  Each party to this Agreement confirms that, in accordance with this Section 15, a claim of the Collateral Agent against either or both Parallel Debtors in respect of the Parallel Debt does not constitute common property within the meaning of Section 3:166 Dutch Civil Code and that the provisions relating to such common property shall not apply.  If, however, it shall be held that such claim of the Collateral Agent does constitute such common property and such provisions do apply, the parties agree that this Agreement shall contain the administration agreement within the meaning of Section 3:168 Dutch Civil Code.

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